UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    File No. 811-08961

TIAA-CREF LIFE FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

John M. McCann, Esq.

TIAA-CREF Life Funds

8500 Andrew Carnegie Blvd.

Charlotte, North Carolina 28262-8500

(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

TIAA-CREF Life Funds	December 31, 2020

TIAA-CREF Life Funds

The annual report contains the audited financial statements.

Fund name	Ticker

Growth Equity Fund	TLGQX

Growth & Income Fund	TLGWX

Large-Cap Value Fund	TLLVX

Real Estate Securities Fund	TLRSX

Small-Cap Equity Fund	TLEQX

Social Choice Equity Fund	TLCHX

Stock Index Fund	TLSTX

International Equity Fund	TLINX

Core Bond Fund (formerly Bond Fund)	TLBDX

Money Market Fund	TLMXX

Balanced Fund	TLBAX

Annual

Report

Understanding this report

This annual report contains information about the TIAA-CREF Life Funds and describes their results for the twelve months ended December 31, 2020. The report contains four main sections:

•	A market review from Brad Finkle, Chief Operating Officer, Nuveen; President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of December 31, 2020.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

The TIAA-CREF Life Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts. The returns of the funds shown in this review do not reflect the administrative expense and the mortality and expense risk charges of these separate accounts. Because of these additional deductions, the returns contractholders of these separate accounts will experience are lower, for the same periods, than the figures shown here. For more information on the performance of your variable annuity and variable life insurance separate accounts, please visit TIAA.org.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-223-1200. We urge you to read the prospectus carefully before investing.

TIAA-CREF Life Funds  ◾  2020 Annual Report     3

Market review

Domestic and international stock markets experienced steep declines in the early months of the COVID-19 pandemic but rallied to post solid gains for the full year. The U.S. economy contracted sharply in the spring of 2020, shaken by the virus and measures imposed to limit its spread. But a powerful recovery that began in the summer months helped the economy regain a great deal of lost ground. Most international economies also experienced a contraction, followed by growth later in the period. Responding to the economic challenge, the U.S. Federal Reserve lowered the federal funds target rate to 0.00%–0.25% in March 2020. The European Central Bank authorized a new bond-buying program to support its economies, and the Bank of England lowered its benchmark interest rate.

•	Returns for the eight TIAA-CREF Life Funds that invest primarily in equities ranged from a gain of 1.3% for the Real Estate Securities Fund to an advance of 44.0% for the Growth Equity Fund.
•	The Balanced Fund returned 14.2% while the Core Bond Fund gained 7.9%.
•	Most of the TIAA-CREF Life Funds outperformed their respective benchmarks.

TIAA-CREF Life Funds performance review

For the twelve-month period, all of the TIAA-CREF Life Funds advanced and most outperformed their respective benchmarks. Overall, the performance of stocks outpaced that of bonds, and U.S. equities gained more than foreign stocks.

The Growth Equity Fund’s 44.0% advance outpaced the performance of its benchmark, the Russell 1000® Growth Index. The Growth & Income Fund gained 20.4% and outpaced the S&P 500® Index. The Small-Cap Equity Fund advanced 12.8%, lagging the Russell 2000® Index. The Large-Cap Value Fund rose 4.0%, surpassing the Russell 1000 Value Index. The Real Estate Securities Fund’s gain of 1.3% outpaced its benchmark, the FTSE Nareit All Equity REITs Index.

The Social Choice Equity Fund, which does not invest in certain stocks because of environmental, social and governance criteria, returned 20.5% and trailed the Russell 3000® Index. The Stock Index Fund lagged this same benchmark with a gain of 20.8%. The International Equity Fund, which invests in developed foreign markets, easily outperformed the MSCI EAFE® Index with a return of 15.3%.

The Balanced Fund, which invests in both stock and bond funds, outpaced its composite benchmark with a gain of 14.2%. The Core Bond Fund returned 7.9%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index. The Money Market Fund advanced 0.4%, exceeding the iMoneyNet Money Market Fund Averages™—All Government. For more information regarding the performance of the TIAA-CREF Life Funds, please see the commentaries starting on page 10.

4      2020 Annual Report  ∎  TIAA-CREF Life Funds

Stocks and bonds rose amid COVID-19 crisis

The domestic equity market, as represented by the broad Russell 3000 Index, gained 20.9% for the twelve months. International stocks, as measured in U.S.-dollar terms by the MSCI EAFE Index, rose 7.8%. U.S. investment-grade fixed-rate bonds, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, advanced 7.5%. Yields on U.S. Treasury securities of all maturities declined, sending bond prices higher (bond yields move in the opposite direction of prices).

Keeping a focus on long-term goals

The events of 2020 should remind investors of two important principles. First, it’s nearly impossible to predict future events or their impact on the financial markets. At the outset, few could have foreseen the true global impact of the COVID-19 pandemic and how it would change the way we conduct our everyday lives. Second, while the market’s initial reaction to the pandemic was severe, the recovery was equally as dramatic, illustrating the importance of adhering to a well-thought-out financial plan that includes a diversified portfolio of asset classes. We believe this can be a prudent strategy to help investors manage through the inevitable ups and downs of the financial markets. Of course, diversification does not guarantee against market losses and past performance cannot guarantee future results.

Brad Finkle

If you have any questions or concerns about your investments, we suggest that you speak with your financial advisor or call a TIAA financial consultant. To learn more, visit us at TIAA.org or call 800-842-2252. We would be pleased to assist you.

/s/ Brad Finkle

Brad Finkle

Chief Operating Officer, Nuveen

President of the TIAA-CREF Funds and TIAA-CREF Life Funds

TIAA-CREF Life Funds  ◾  2020 Annual Report     5

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Life Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Life Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Life Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT or Form N-MFP (for money market products only) filings. Form N-CSR filings are as of December 31 or June 30; Form N-PORT or Form N-MFP filings are as of March 31 or September 30. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Life Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-223-1200.

Fund management

The TIAA-CREF Life Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

6      2020 Annual Report  ∎  TIAA-CREF Life Funds

About the funds’ benchmarks

Equity indexes

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE® Index measures the performance of the leading stocks in 21 developed-markets countries outside North America—in Europe, Australasia, and the Far East.

Large-cap indexes

The S&P 500® Index is a market capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The FTSE Nareit All Equity REITs Index measures the performance of certain publicly traded real estate investment trusts in the United States that own, manage and lease investment-grade commercial real estate.

TIAA-CREF Life Funds  ◾  2020 Annual Report     7

About the funds’ benchmarks

Fixed-income index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the domestic investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Multi-asset class indexes

Composite benchmark

The Balanced Fund Composite Index is a composite of three unmanaged benchmark indexes, each of which represents one of the three market sectors in which the underlying funds invest: domestic equity (Russell 3000 Index), international equity (MSCI EAFE Index), and fixed income (Bloomberg Barclays U.S. Aggregate Bond Index). The Fund’s composite benchmark combines those public indexes in proportions that reflect the Fund’s target market sector allocations.

Broad market index

The Morningstar Moderately Conservative Target Risk Index has a 40% global equity market exposure based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The returns of the Morningstar Moderately Conservative Target Risk Index reflect a multi-asset class exposure and similar risk profile as the Balanced Fund.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Frank Russell Company. TIAA products are not promoted or sponsored by, or affiliated with, Frank Russell Company. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

FTSE International Limited (“FTSE”) © FTSE 2021. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. Nareit® is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”). All intellectual property rights in the Index vest in FTSE and Nareit. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

8      2020 Annual Report  ∎  TIAA-CREF Life Funds

Important information about expenses

All shareholders of the TIAA-CREF Life Funds incur ongoing costs, including management fees and other fund expenses.

The TIAA-CREF Life Funds are the underlying investment vehicles for certain variable life insurance and variable annuity contracts issued by TIAA-CREF Life Insurance Company. These contracts have additional administrative expense fees and mortality and expense risk charges. Because of these additional deductions, the costs to investors will be higher than the figures shown in the expense examples. Information about these additional charges can be found in the product prospectuses.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds. Shareholders of the TIAA-CREF Life Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020–December 31, 2020).

Actual expenses

The first line in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the Fund’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Life Funds  ◾  2020 Annual Report     9

Growth Equity Fund

Performance for the twelve months ended December 31, 2020

The Growth Equity Fund returned 43.97% for the year, compared with the 38.49% return of its benchmark, the Russell 1000® Growth Index.

The U.S. economy contracted sharply early in the period in response to the COVID-19 pandemic, but it then expanded considerably later in the year. The unemployment rate spiked from 3.6% in January 2020 to 14.7% in April, then steadily declined to 6.7% by December. Core inflation, which includes all items except food and energy, rose 1.6% for the twelve months ended December 31, 2020. The Federal Reserve reduced the federal funds target rate twice in March, lowering the key short-term interest-rate measure to 0.00%–0.25%.

The U.S. stock market, as measured by the Russell 3000® Index, saw steep losses during the first months of the pandemic but rallied to an overall gain of 20.89% for the twelve months. Growth stocks outpaced value shares, and large-cap stocks surpassed small- and mid-cap shares. (Returns by investment style and capitalization size are based on the Russell indexes.)

Fund posted a sizeable gain and outperformed its benchmark

Ten of the eleven industry sectors in the Russell 1000 Growth Index advanced for the twelve months. Information technology (up 53.3%)—the benchmark’s largest sector—contributed more than one-half of the index’s return. The next-largest contributors were consumer discretionary (up 62.6%), communication services (up 36.6%) and health care (up 19.4%). Together, these four sectors represented over 80.0% of the benchmark’s total market capitalization on December 31, 2020. Energy (down 18.2%)—the benchmark’s smallest sector after utilities—was the sole decliner as oil and gas prices slumped.

The Fund outperformed its benchmark for the period on the strength of several stock and sector allocations. The top contributor to relative performance was an overweight position in electric car maker Tesla, which reported record quarterly vehicle sales. Next in line was an out-of-benchmark position in Dutch payment processor Adyen, which benefited from the pandemic-driven surge in online shopping. An overweight position in semiconductor company NVIDIA also benefited performance.

These and other favorable security selections were partly offset by stock picks that did not perform as anticipated. The largest detractor was an underweight position in Apple, whose stock price soared amid strong sales of laptop and tablet computers used for remote work and education. The next-largest detractors were out-of-benchmark positions in pharmaceutical firm AstraZeneca and Walt Disney.

10      2020 Annual Report  ∎  TIAA-CREF Life Funds

Growth Equity Fund

Performance as of December 31, 2020

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Growth Equity Fund	4/3/00	43.97%	20.14%	17.67%	0.57%	0.52%
Russell 1000® Growth Index	—	38.49	21.00	17.21	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2021, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

Ending amounts are as of December 31, 2020. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2020 Annual Report     11

Growth Equity Fund

Expense example

Six months ended December 31, 2020

Growth Equity Fund	Beginning account value (7/1/20)	Ending account value (12/31/20)	Expenses paid during period* (7/1/20–12/31/20)
Actual return	$1,000.00	$1,276.05	$2.98
5% annual hypothetical return	1,000.00	1,022.52	2.64

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended December 31, 2020. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2020
Net assets	$166.44 million
Portfolio turnover rate	120%
Number of holdings	87
Weighted median market capitalization	$198.72 billion
Price/earnings ratio (weighted 12-month trailing average)†	67.1

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2020
More than $50 billion	74.3
More than $15 billion–$50 billion	22.8
More than $2 billion–$15 billion	2.7
$2 billion or less	0.2
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2020
Information technology	34.4
Consumer discretionary	19.8
Communication services	17.8
Health care	12.8
Industrials	5.5
Consumer staples	5.4
Financials	1.2
Materials	0.5
Short-term investments, other assets & liabilities, net	2.6
Total	100.0

12      2020 Annual Report  ∎  TIAA-CREF Life Funds

Growth & Income Fund

Performance for the twelve months ended December 31, 2020

The Growth & Income Fund returned 20.44% for the year, compared with the 18.40% return of its benchmark, the S&P 500® Index.

The U.S. economy contracted sharply early in the period in response to the COVID-19 pandemic, but it then expanded considerably later in the year. The unemployment rate spiked from 3.6% in January 2020 to 14.7% in April, then steadily declined to 6.7% by December. Core inflation, which includes all items except food and energy, rose 1.6% for the twelve months ended December 31, 2020. The Federal Reserve reduced the federal funds target rate twice in March, lowering the key short-term interest-rate measure to 0.00%–0.25%.

The S&P 500 Index, a market capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy, lagged the 20.89% gain of the Russell 3000® Index, a broad measure of the U.S. stock market. The Russell 3000 Index includes a broader base of stocks, which helped it outperform the S&P 500.

Fund surpassed its benchmark

Eight of the eleven industry sectors in the S&P 500 Index recorded gains for the twelve months. Information technology (up 43.9%)—the benchmark’s largest sector—performed best, followed by consumer discretionary (up 33.3%) and communication services (up 23.6%). Together, these three sectors represented over one-half of the benchmark’s total market capitalization on December 31, 2020. Energy was the worst-performing sector (down 33.7%), as oil and gas prices slumped. Real estate (down 2.2%) and financials (down 1.7%) also suffered losses.

The Fund outperformed its benchmark for the year, helped primarily by an out-of-benchmark investment in Enphase Energy, an underweight position in ExxonMobil and the exclusion of index component Wells Fargo. Enphase Energy saw rising demand for microinverters used in rooftop solar energy systems. Also, its Encharge storage system was positively received by homeowners and installers. ExxonMobil slashed spending as oil prices declined and the pandemic reduced demand. Wells Fargo reported falling net interest income due to low interest rates, higher expenses and increased allowances for credit losses.

These positive factors were partly offset by holdings that did not perform as anticipated. The top three detractors were overweight positions in Royal Caribbean Group, insurer American International Group (AIG) and Citigroup. Royal Caribbean Group saw business operations severely curtailed by the pandemic; AIG suffered underwriting losses stemming from factors including COVID-19 and natural disasters; and Citigroup saw net income decline as a result of lower revenues, increased expenses and higher credit costs.

TIAA-CREF Life Funds  ◾  2020 Annual Report     13

Growth & Income Fund

Performance as of December 31, 2020

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Growth & Income Fund	4/3/00	20.44%	14.36%	13.72%	0.55%	0.52%
S&P 500® Index	—	18.40	15.22	13.88	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2021, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

Ending amounts are as of December 31, 2020. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

14      2020 Annual Report  ∎  TIAA-CREF Life Funds

Growth & Income Fund

Expense example

Six months ended December 31, 2020

Growth & Income Fund	Beginning account value (7/1/20)	Ending account value (12/31/20)	Expenses paid during period* (7/1/20–12/31/20)
Actual return	$1,000.00	$1,255.77	$2.95
5% annual hypothetical return	1,000.00	1,022.52	2.64

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended December 31, 2020. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2020
Net assets	$177.15 million
Portfolio turnover rate	64%
Number of holdings	180
Weighted median market capitalization	$151.25 billion
Price/earnings ratio (weighted 12-month trailing average)†	47.6

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2020
More than $50 billion	65.2
More than $15 billion–$50 billion	22.2
More than $2 billion–$15 billion	12.2
$2 billion or less	0.4
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2020
Information technology	26.9
Health care	14.5
Consumer discretionary	13.9
Communication services	10.9
Financials	9.3
Industrials	8.7
Consumer staples	6.4
Materials	4.3
Energy	2.0
Real estate	1.5
Utilities	1.5
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

TIAA-CREF Life Funds  ◾  2020 Annual Report     15

Large-Cap Value Fund

Performance for the twelve months ended December 31, 2020

The Large-Cap Value Fund returned 4.01% for the year, compared with the 2.80% return of its benchmark, the Russell 1000® Value Index.

The U.S. economy contracted sharply early in the period in response to the COVID-19 pandemic, but it then expanded considerably later in the year. The unemployment rate spiked from 3.6% in January 2020 to 14.7% in April, then steadily declined to 6.7% by December. Core inflation, which includes all items except food and energy, rose 1.6% for the twelve months ended December 31, 2020. The Federal Reserve reduced the federal funds target rate twice in March, lowering the key short-term interest-rate measure to 0.00%–0.25%.

The U.S. stock market, as measured by the Russell 3000® Index, saw steep losses during the first months of the pandemic but rallied to an overall gain of 20.89% for the twelve months. Growth stocks outpaced value shares, and large-cap stocks surpassed small- and mid-cap shares. (Returns by investment style and capitalization size are based on the Russell indexes.)

Fund surpassed its benchmark

Seven of the eleven industry sectors in the Russell 1000 Value Index advanced for the twelve months. Industrials (up 11.9%) was the top contributor to the index’s return, followed by health care (up 13.1%) and information technology (up 10.4%). Materials (up 18.4%) posted the strongest gain and was also a major contributor. Together, these four sectors represented almost 40.0% of the benchmark’s total market capitalization on December 31, 2020. Energy (down 33.5%) was the largest detractor from the index’s return amid a decline in oil and gas prices. Financials (down 4.6%)—the index’s largest sector—was the second-biggest detractor.

The Fund outperformed its benchmark mainly because of several successful stock choices. The top contributors to relative performance were an out-of-benchmark position in Microsoft and an overweight holding in agricultural equipment maker Deere & Company. Microsoft benefited from strong growth in its cloud-computing business, while Deere & Company raised its profit outlook, in part due to improving conditions in the farm economy. An underweight position in poorly performing ExxonMobil was beneficial as it was hurt by declining oil prices and reduced demand due to the COVID-19 pandemic.

The largest detractors for the year were overweight positions in Diamondback Energy, which was hurt by the weakness in oil and gas prices, and Citigroup, whose earnings suffered as it increased reserves for potential loan losses. An overweight holding in electric utility FirstEnergy also detracted from the Fund’s relative return.

16      2020 Annual Report  ∎  TIAA-CREF Life Funds

Large-Cap Value Fund

Performance as of December 31, 2020

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Large-Cap Value Fund	10/28/02	4.01%	8.92%	9.19%	0.62%	0.52%
Russell 1000® Value Index	—	2.80	9.74	10.50	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2021, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Ending amounts are as of December 31, 2020. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2020 Annual Report     17

Large-Cap Value Fund

Expense example

Six months ended December 31, 2020

Large-Cap Value Fund	Beginning account value (7/1/20)	Ending account value (12/31/20)	Expenses paid during period* (7/1/20–12/31/20)
Actual return	$1,000.00	$1,238.44	$2.93
5% annual hypothetical return	1,000.00	1,022.52	2.64

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended December 31, 2020. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2020
Net assets	$73.83 million
Portfolio turnover rate	30%
Number of holdings	82
Weighted median market capitalization	$120.50 billion
Price/earnings ratio (weighted 12-month trailing average)†	30.2

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2020
More than $50 billion	76.2
More than $15 billion–$50 billion	19.2
More than $2 billion–$15 billion	4.6
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2020
Financials	22.1
Industrials	16.9
Health care	15.8
Information technology	12.4
Communication services	10.3
Consumer discretionary	6.0
Consumer staples	4.6
Materials	4.5
Energy	3.2
Utilities	2.9
Real estate	1.0
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

18      2020 Annual Report  ∎  TIAA-CREF Life Funds

Real Estate Securities Fund

Performance for the twelve months ended December 31, 2020

The Real Estate Securities Fund returned 1.27% for the year, compared with the –5.12% return of its benchmark, the FTSE Nareit All Equity REITs Index.

The U.S. economy contracted sharply early in the period in response to the COVID-19 pandemic, but it then expanded considerably later in the year. The unemployment rate spiked from 3.6% in January 2020 to 14.7% in April, then steadily declined to 6.7% by December. Core inflation, which includes all items except food and energy, rose 1.6% for the twelve months ended December 31, 2020. REITs returned –13.30% in the first half of the period as the global impact of the virus became more apparent. REITs rallied in the final six months, however, advancing 9.43%.

The Federal Reserve reduced the federal funds target rate twice in March, lowering the key short-term interest-rate measure to 0.00%–0.25%. Bond prices rose during the period as yields on U.S. Treasury securities of all maturities fell (bond yields move in the opposite direction of prices).

Fund advanced and surpassed its benchmark

Among the benchmark’s 16 property sectors and subsectors, returns were mostly negative for the period. The largest losses were seen in the regional malls (down 37.7%), shopping centers (down 27.5%) and lodging/resorts (down 23.6%) sectors. The best-performing sector was data centers (up 21.0%).

For the twelve-month period, the Fund significantly outperformed its benchmark, mostly due to astute security selection and allocation decisions. An out-of-benchmark allocation to technology services company GDS Holdings contributed most to relative performance, followed by an overweight position in hotel properties REIT Park Hotels & Resorts, which performed well. Out-of-benchmark allocations to Megaport, a technology service provider, and MGM Resorts International, a global entertainment company, also contributed to the Fund’s relative performance versus the benchmark as both posted substantial gains.

These positive effects were partly offset by an overweight position in retail REIT SITE Centers, which struggled during the period, and an underweight position in office services REIT Digital Realty Trust, which benefited from strong leasing activity. An out-of-benchmark allocation to Starwood Property Trust, a diversified real estate company, and an overweight position in Hudson Pacific Properties, an office property REIT, also hurt the Fund’s relative performance as both suffered losses.

TIAA-CREF Life Funds  ◾  2020 Annual Report     19

Real Estate Securities Fund

Performance as of December 31, 2020

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Real Estate Securities Fund	10/28/02	1.27%	8.26%	10.02%	0.63%	0.57%
FTSE Nareit All Equity REITs Index	—	–5.12	6.70	9.27	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2021, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Ending amounts are as of December 31, 2020. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

20      2020 Annual Report  ∎  TIAA-CREF Life Funds

Real Estate Securities Fund

Expense example

Six months ended December 31, 2020

Real Estate Securities Fund	Beginning account value (7/1/20)	Ending account value (12/31/20)	Expenses paid during period* (7/1/20–12/31/20)
Actual return	$1,000.00	$1,112.53	$3.03
5% annual hypothetical return	1,000.00	1,022.27	2.90

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended December 31, 2020. The Fund’s annualized six-month expense ratio for that period was 0.57%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2020
Net assets	$80.82 million
Portfolio turnover rate	44%
Number of holdings	61
Weighted median market capitalization	$20.74 billion
Price/earnings ratio (weighted 12-month trailing average)†	55.5

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2020
More than $50 billion	24.2
More than $15 billion–$50 billion	40.9
More than $2 billion–$15 billion	33.1
$2 billion or less	1.8
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2020
Specialized REITs	30.7
Residential REITs	18.1
Industrial REITs	13.0
Retail REITs	10.9
Health care REITs	9.3
Office REITs	5.4
Internet services & infrastructure	2.7
Hotel & resort REITs	2.5
Casinos & gaming	2.4
Hotels, resorts & cruise lines	1.4
Diversified REITs	1.1
Short-term investments, other assets & liabilities, net	2.5
Total	100.0

TIAA-CREF Life Funds  ◾  2020 Annual Report     21

Small-Cap Equity Fund

Performance for the twelve months ended December 31, 2020

The Small-Cap Equity Fund returned 12.80% for the year, compared with the 19.96% return of its benchmark, the Russell 2000® Index.

The U.S. economy contracted sharply early in the period in response to the COVID-19 pandemic, but it then expanded considerably later in the year. The unemployment rate spiked from 3.6% in January 2020 to 14.7% in April, then steadily declined to 6.7% by December. Core inflation, which includes all items except food and energy, rose 1.6% for the twelve months ended December 31, 2020. The Federal Reserve reduced the federal funds target rate twice in March, lowering the key short-term interest-rate measure to 0.00%–0.25%.

The U.S. stock market, as measured by the Russell 3000® Index, saw steep losses during the first months of the pandemic but rallied to an overall gain of 20.89% for the twelve months. Growth stocks outpaced value shares, and large-cap stocks surpassed small- and mid-cap shares. (Returns by investment style and capitalization size are based on the Russell indexes.)

Fund posted a double-digit gain but trailed its benchmark

Seven of the eleven industry sectors in the Russell 2000 Index generated positive returns for the year. Health care (up 46.1%)—the index’s largest component—delivered the strongest gain and contributed more than 60.0% of the index’s return. Information technology (up 37.9%) and consumer discretionary (up 33.7%) also made significant contributions. Together, these three sectors accounted for almost one-half of the benchmark’s total market capitalization on December 31, 2020. Energy was the worst-performing sector (down 37.0%), as oil and gas prices slumped. Financials (down 4.1%)—the index’s second-largest sector—was the biggest detractor, followed by real estate (down 4.7%).

The Fund advanced but underperformed its benchmark for the year as certain stock selections did not perform as expected. The largest detractors were an underweight position in Teladoc Health, a virtual health care company that experienced strong demand, and a lack of exposure to Quidel, a maker of medical diagnostic products that received regulatory approval for several COVID-19 tests. The next-largest detractors were overweight positions in ProPetro Holding, an oilfield services provider, and Ryman Hospitality Properties, a real estate investment trust.

The top contributors to relative performance were overweight positions in mobile software company Digital Turbine, whose stock soared alongside record revenues and earnings, and Boston Beer, which benefited from robust demand for its hard seltzer products. Next came overweight investments in Lattice Semiconductor and genetic testing firm Natera.

22      2020 Annual Report  ∎  TIAA-CREF Life Funds

Small-Cap Equity Fund

Performance as of December 31, 2020

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Small-Cap Equity Fund	10/28/02	12.80%	11.07%	10.66%	0.72%	0.53%
Russell 2000® Index	—	19.96	13.26	11.20	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

* The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2021, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Ending amounts are as of December 31, 2020. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2020 Annual Report     23

Small-Cap Equity Fund

Expense example

Six months ended December 31, 2020

Small-Cap Equity Fund	Beginning account value (7/1/20)	Ending account value (12/31/20)	Expenses paid during period* (7/1/20–12/31/20)
Actual return	$1,000.00	$1,363.79	$3.15
5% annual hypothetical return	1,000.00	1,022.47	2.69

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended December 31, 2020. The Fund’s annualized six-month expense ratio for that period was 0.53%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2020
Net assets	$60.25 million
Portfolio turnover rate	97%
Number of holdings	416
Weighted median market capitalization	$2.52 billion
Price/earnings ratio (weighted 12-month trailing average)†	–86.4

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2020
More than $15 billion–$50 billion	1.2
More than $2 billion–$15 billion	63.7
$2 billion or less	35.1
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2020
Health care	19.3
Industrials	16.2
Financials	14.5
Information technology	12.7
Consumer discretionary	12.5
Real estate	5.9
Materials	5.3
Consumer staples	3.4
Energy	2.6
Communication services	2.3
Utilities	1.7
Short-term investments, other assets & liabilities, net	3.6
Total	100.0

24      2020 Annual Report  ∎  TIAA-CREF Life Funds

Social Choice Equity Fund

Performance for the twelve months ended December 31, 2020

The Social Choice Equity Fund returned 20.47% for the year, compared with the 20.89% return of its benchmark, the Russell 3000® Index. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Because of its ESG criteria, the Fund did not invest in a number of stocks that were included in the Russell 3000 Index. Avoiding these companies produced mixed results, but the net effect was that the Fund underperformed its benchmark.

The Fund’s performance relative to its benchmark was hindered by excluding PayPal, Facebook and Netflix. PayPal reported the strongest growth in total payment volume and revenue in its history. Facebook benefited from strong advertising demand as the trend toward e-commerce accelerated. Netflix experienced revenue and paid membership increases as home entertainment demand rose as a result of COVID-19.

Conversely, excluding ExxonMobil, AT&T and Wells Fargo was beneficial. ExxonMobil slashed spending as oil prices declined and the pandemic reduced demand. AT&T saw revenues fall, particularly in its Time Warner division, as COVID-19 affected business operations. Wells Fargo reported declining net interest income due to low interest rates and higher expenses.

Fund advanced but underperformed its benchmark

To compensate for the Fund’s exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Among stocks the Fund held, overweight positions in energy giant Schlumberger, U.S. Bancorp and energy company ConocoPhillips were most detrimental. Schlumberger was awarded a number of contracts, but worldwide revenues declined as COVID-19 disrupted business operations. Results in North America were further affected by reduced drilling and hurricane disruptions. U.S. Bancorp saw net income drop due to low interest rates, decreased consumer and business spending during the pandemic, and changes in credit quality.

ConocoPhillips was hurt by lower energy prices and a reduction in volume. Conversely, overweight investments in electric car maker Tesla, semiconductor company NVIDIA and Apple were most beneficial. Tesla reported record vehicle deliveries and profitability. NVIDIA saw substantial overall revenue gains, particularly in its gaming and data center businesses. In spite of a volatile and challenging environment, Apple set new records for revenue led by its Mac and services divisions.

TIAA-CREF Life Funds  ◾  2020 annual Report     25

Social Choice Equity Fund

Performance as of December 31, 2020

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Social Choice Equity Fund	4/3/00	20.47%	15.43%	12.96%	0.31%	0.22%
Russell 3000® Index	—	20.89	15.43	13.79	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2021, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Ending amounts are as of December 31, 2020. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

26      2020 Annual Report  ∎  TIAA-CREF Life Funds

Social Choice Equity Fund

Expense example

Six months ended December 31, 2020

Social Choice Equity Fund	Beginning account value (7/1/20)	Ending account value (12/31/20)	Expenses paid during period* (7/1/20–12/31/20)
Actual return	$1,000.00	$1,237.92	$1.24
5% annual hypothetical return	1,000.00	1,024.03	1.12

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended December 31, 2020. The Fund’s annualized six-month expense ratio for that period was 0.22%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2020
Net assets	$81.81 million
Portfolio turnover rate	29%
Number of holdings	581
Weighted median market capitalization	$71.38 billion
Price/earnings ratio (weighted 12-month trailing average)†	59.0

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2020
More than $50 billion	61.7
More than $15 billion–$50 billion	25.1
More than $2 billion–$15 billion	11.2
$2 billion or less	2.0
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2020
Information technology	25.9
Health care	14.8
Financials	11.6
Consumer discretionary	11.5
Communication services	9.3
Industrials	9.3
Consumer staples	5.8
Real estate	3.1
Materials	3.0
Utilities	2.6
Energy	2.3
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

TIAA-CREF Life Funds  ◾  2020 Annual Report     27

Stock Index Fund

Performance for the twelve months ended December 31, 2020

The Stock Index Fund returned 20.76% for the year, compared with the 20.89% return of its benchmark, the Russell 3000® Index.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

The U.S. economy contracted sharply early in the period in response to the COVID-19 pandemic, but it then expanded considerably later in the year. The unemployment rate spiked from 3.6% in January 2020 to 14.7% in April, then steadily declined to 6.7% by December. Core inflation, which includes all items except food and energy, rose 1.6% for the twelve months ended December 31, 2020. The Federal Reserve reduced the federal funds target rate twice in March, lowering the key short-term interest-rate measure to 0.00%–0.25%.

The U.S. stock market, as measured by the Russell 3000 Index, saw steep losses during the first months of the pandemic but rallied to an overall gain of 20.89% for the twelve months. Growth stocks outpaced value shares, and large-cap stocks surpassed small- and mid-cap shares. (Returns by investment style and capitalization size are based on the Russell indexes.)

Information technology drove the benchmark’s gain

Seven of the eleven industry sectors in the Russell 3000 Index advanced for the twelve months. Information technology (up 46.1%)—the benchmark’s largest sector—contributed more than one-half of the index’s return. Consumer discretionary (up 46.9%), health care (up 19.0%) and communication services (up 25.8%) were the next-largest contributors. Together, these four sectors represented more than 60.0% of the benchmark’s total market capitalization on December 31, 2020. Energy (down 33.3%) was the worst-performing sector amid a sharp decline in oil prices. Financials (down 2.2%) was the largest detractor, hurt by concerns about banks’ profitability in the low interest-rate environment.

For the twelve-month period, all of the five largest stocks in the Russell 3000 Index posted sizeable gains that exceeded the overall return of the benchmark. Apple led the way, benefiting from strong sales of laptop and tablet computers, followed by Amazon.com, which helped supply essential products as people sheltered in place during the pandemic. Next in line were Microsoft, Facebook and Alphabet (the parent company of Google).

28      2020 Annual Report  ∎  TIAA-CREF Life Funds

Stock Index Fund

Performance as of December 31, 2020

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Stock Index Fund	1/4/99	20.76%	15.34%	13.71%	0.10%	0.09%
Russell 3000® Index	—	20.89	15.43	13.79	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2021, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Ending amounts are as of December 31, 2020. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2020 Annual Report     29

Stock Index Fund

Expense example

Six months ended December 31, 2020

Stock Index Fund	Beginning account value (7/1/20)	Ending account value (12/31/20)	Expenses paid during period* (7/1/20–12/31/20)
Actual return	$1,000.00	$1,251.39	$0.51
5% annual hypothetical return	1,000.00	1,024.68	0.46

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half- year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended December 31, 2020. The Fund’s annualized six-month expense ratio for that period was 0.09%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2020
Net assets	$678.73 million
Portfolio turnover rate	3%
Number of holdings	2,876
Weighted median market capitalization	$109.24 billion
Price/earnings ratio (weighted 12-month trailing average)†	47.1

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

% of equity investments
Market capitalization	as of 12/31/2020
More than $50 billion	64.3
More than $15 billion–$50 billion	19.7
More than $2 billion–$15 billion	13.8
$2 billion or less	2.2
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2020
Information technology	27.1
Health care	13.9
Consumer discretionary	12.4
Financials	10.7
Communication services	9.8
Industrials	9.2
Consumer staples	5.8
Real estate	3.2
Materials	2.8
Utilities	2.6
Energy	2.1
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

30      2020 Annual Report  ∎  TIAA-CREF Life Funds

International Equity Fund

Performance for the twelve months ended December 31, 2020

The International Equity Fund returned 15.34% for the year, compared with the 7.82% return of its benchmark, the MSCI EAFE® Index.

International equities fell early in the period as the COVID-19 pandemic spread around the world. However, stocks in both developed and emerging markets recovered to post solid gains for the twelve months. Most global economies contracted amid early efforts to control the spread of the virus, but they recovered in the following months. The Chinese economy returned to growth year-over-year in the second quarter of 2020, while economies in the 19-nation euro area and the United Kingdom expanded again in the third quarter. Central banks around the world responded aggressively to the pandemic. The U.S. Federal Reserve reduced the federal funds target rate twice in March to 0.00%–0.25%. The European Central Bank expanded its emergency bond-buying program. The Bank of England also increased stimulus efforts and cut its benchmark interest rate to 0.1%.

Within the MSCI EAFE Index, which includes 21 developed nations outside North America, 15 country components produced gains in U.S.-dollar terms for the twelve months. Returns for all country components were lower in local-currency terms.

Fund posted a double-digit gain and outperformed its benchmark

Favorable stock selection and sector allocation helped the Fund surpass its benchmark. The largest contributor was an overweight position in Japanese game maker Nintendo, which benefited from strong sales of its hardware, software and digital product offerings. Next were overweight investments in Infineon Technologies, a German semiconductor manufacturer, and Sony.

Not all of the Fund’s holdings outperformed. Overweight investments in Britain’s Lloyds Banking Group, Italian bank UniCredit and Dutch aerospace and defense company Airbus were the main detractors.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations. Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

TIAA-CREF Life Funds  ◾  2020 Annual Report     31

International Equity Fund

Performance as of December 31, 2020

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
International Equity Fund	4/3/00	15.34%	7.83%	5.13%	0.71%	0.60%
MSCI EAFE® Index	—	7.82	7.45	5.51	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2021, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Ending amounts are as of December 31, 2020. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

32      2020 Annual Report  ∎  TIAA-CREF Life Funds

International Equity Fund

Expense example

Six months ended December 31, 2020

International Equity Fund	Beginning account value (7/1/20)	Ending account value (12/31/20)	Expenses paid during period* (7/1/20–12/31/20)
Actual return	$1,000.00	$1,272.51	$3.43
5% annual hypothetical return	1,000.00	1,022.12	3.05

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended December 31, 2020. The Fund’s annualized six-month expense ratio for that period was 0.60%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2020
Net assets	$122.45 million
Portfolio turnover rate	88%
Number of holdings	76
Weighted median market capitalization	$66.57 billion
Price/earnings ratio (weighted 12-month trailing average)†	33.1

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by country

% of portfolio investments as of 12/31/2020
Japan	20.4
France	14.8
Germany	12.2
United Kingdom	12.2
Australia	7.7
Switzerland	7.5
Netherlands	4.4
Denmark	3.6
11 other nations	17.2
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2020
Financials	16.6
Consumer discretionary	16.4
Industrials	16.3
Information technology	11.8
Materials	11.1
Health care	10.2
Consumer staples	7.6
Utilities	4.8
Communication services	4.3
Energy	0.8
Short-term investments,
other assets & liabilities, net	0.1
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2020
More than $50 billion	62.6
More than $15 billion–$50 billion	30.0
More than $2 billion–$15 billion	7.4
Total	100.0

TIAA-CREF Life Funds  ◾  2020 Annual Report     33

Core Bond Fund

Performance for the twelve months ended December 31, 2020

The Core Bond Fund (formerly the Bond Fund) returned 7.86% for the year, compared with the 7.51% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The U.S. economy contracted sharply early in the period in response to the COVID-19 pandemic, but it then expanded considerably later in the year. The unemployment rate spiked from 3.6% in January 2020 to 14.7% in April, then steadily declined to 6.7% by December. Core inflation, which includes all items except food and energy, rose 1.6% for the twelve months ended December 31, 2020.

The Federal Reserve reduced the federal funds target rate twice in March, lowering the key short-term interest-rate measure to 0.00%–0.25%. Bond prices rose during the period as yields on U.S. Treasury securities of all maturities fell (bond yields move in the opposite direction of prices). Central banks around the world also took action as major international economies were jolted by the impact of the pandemic but later staged recoveries. The European Central Bank expanded its emergency bond-buying program, and the Bank of England cut its benchmark interest rate to 0.1%.

Fund surpassed its benchmark

All of the sectors in the Bloomberg Barclays U.S. Aggregate Bond Index produced positive returns for the twelve-month period. The U.S. Treasuries sector, the largest in the index with a weight of 38.2%, advanced 8.0%. Corporate bonds, the second-largest sector accounting for 26.4% of the index’s total market capitalization on December 31, 2020, returned 9.9%. Mortgage-backed securities—the benchmark’s third-largest sector at 26.0%—rose a more modest 4.0%. Commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) advanced 8.1% and 4.5%, respectively.

The Fund outperformed its benchmark for the period. Asset allocation was the primary performance driver. An overweight position in corporate bonds (including high yield and emerging markets) was beneficial as risk appetites returned and spreads tightened dramatically following the March 2020 sell-off. Corporate bonds also benefited from direct and indirect government support, as well as an ongoing search for yield that accelerated as the year progressed. Allocations to government-related agency securities, especially in emerging markets, were also helpful. Security selection within corporates contributed due to an emphasis on companies with the financial flexibility to weather a recession. Security selection within ABS and CMBS detracted given less liquidity and concerns around the COVID-19 impact on select subsectors. Yield curve positioning (how the Fund was invested across different maturities) was also a small drag.

34      2020 Annual Report  ∎  TIAA-CREF Life Funds

Core Bond Fund

Performance as of December 31, 2020

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Core Bond Fund	7/8/03	7.86%	5.00%	4.24%	0.37%	0.35%

Bloomberg Barclays U.S. Aggregate Bond Index	—	7.51	4.44	3.84	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance and 30-day SEC yield information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2021, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Ending amounts are as of December 31, 2020. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2020 Annual Report     35

Core Bond Fund

Expense example

Six months ended December 31, 2020

Core Bond Fund	Beginning account value (7/1/20)	Ending account value (12/31/20)	Expenses paid during period* (7/1/20–12/31/20)
Actual return	$1,000.00	$1,033.67	$1.79
5% annual hypothetical return	1,000.00	1,023.38	1.78

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended December 31, 2020. The Fund’s annualized six-month expense ratio for that period was 0.35%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2020
Net assets	$217.82 million
Portfolio turnover rate	154%
Portfolio turnover rate, excluding mortgage dollar-roll transactions	91%
Number of issues	985
Option-adjusted duration‡	5.80 years
Average maturity§	7.61 years

‡

Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in the individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.

§	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

Portfolio composition

Sector	% of net assets as of 12/31/2020
Corporate bonds	32.0
Mortgage-backed securities	24.6
Foreign government & corporate bonds denominated in U.S. dollars	14.6
U.S. Treasury securities	7.7
Asset-backed securities	6.8
Commercial mortgage-backed securities	6.3
Municipal bonds	2.3
Bank loan obligations	1.4
Preferred stock	0.1
Short-term investments, other assets & liabilities, net	4.2
Total	100.0

36      2020 Annual Report  ∎  TIAA-CREF Life Funds

Core Bond Fund

Holdings by maturity

% of fixed-income investments (excluding short-term investments) as of 12/31/2020
Less than 1 year	2.1
1–3 years	20.6
3–5 years	31.3
5–10 years	29.8
Over 10 years	16.2
Total	100.0

Holdings by credit quality

% of fixed-income investments (excluding short-term investments) as of 12/31/2020
U.S. Treasury & U.S. agency securities*	32.7
Aaa/AAA	4.9
Aa/AA	7.1
A/A	16.9
Baa/BBB	29.1
Ba/BB	3.6
B/B	2.5
Below B/B	0.6
Non-rated	2.6
Total	100.0

*	These securities are guaranteed by the full faith and credit of the U.S. government.

Credit quality ratings are based on the Bloomberg Barclays methodology, which uses the median rating of those compiled by the Moody’s, Standard & Poor’s and Fitch ratings agencies. If ratings are available from only two of these agencies, the lower rating is used. When only one rating is available, that one is used. These ratings are subject to change without notice.

TIAA-CREF Life Funds  ◾  2020 Annual Report     37

Money Market Fund

Performance for the twelve months ended December 31, 2020

The Money Market Fund returned 0.41% for the year, compared with the 0.28% return of the iMoneyNet Money Fund Averages™—All Government, a simple average of over 500 money market funds that invest in short-term U.S. government securities. The iMoneyNet average is not an index, and its return reflects the deduction of expenses charged by the funds included in the average.

The U.S. economy contracted sharply early in the period in response to the COVID-19 pandemic, but it then expanded considerably later in the year. The unemployment rate spiked from 3.6% in January 2020 to 14.7% in April, then steadily declined to 6.7% by December. Core inflation, which includes all items except food and energy, rose 1.6% for the twelve months ended December 31, 2020.

The Federal Reserve reduced the federal funds target rate twice in March, lowering the key short-term interest-rate measure to 0.00%–0.25%. Bond prices rose during the period as yields on U.S. Treasury securities of all maturities fell (bond yields move in the opposite direction of prices). Central banks around the world also took action as major international economies were jolted by the impact of the pandemic but later staged recoveries. The European Central Bank expanded its emergency bond-buying program, and the Bank of England cut its benchmark interest rate to 0.1%.

The low interest-rate environment pushed yields on the short-term government securities in which the Fund invests sharply lower. The “secured overnight financing rate” (SOFR), which represents dealer transactions in Treasury collateralized overnight repurchase agreements, has become widely accepted by government agencies as a key indicator of short-term government money market rates. Over the twelve-month period, SOFR declined from 1.54% on January 2, 2020, to 0.07% on December 31, 2020. With short-term interest rates at historic lows, money market fund yields followed suit—a trend that is expected to continue.

Fund surpassed the iMoneyNet average

For the year, the Money Market Fund’s return outperformed that of the iMoneyNet average. The Fund continued to invest in floating-rate government agency securities, which provide a yield enhancement over short-term fixed-rate securities while maintaining the high credit quality of government agency issues. As of December 29, 2020, the Fund’s weighted average maturity (WAM) was 43 days, versus 48 days for the iMoneyNet average. iMoneyNet releases their data on a weekly basis, and December 29 was the last date of release for the month.

38      2020 Annual Report  ∎  TIAA-CREF Life Funds

Money Market Fund

Net annualized yield for the 7 days ended December 29, 2020§

	Current yield	Effective yield
Money Market Fund	0.00%	0.00%
iMoneyNet Money Fund Averages™—All Government‡	0.01	0.01

The current yield more closely reflects current earnings than does the total return.

§	Typically, iMoneyNet reports its 7-day yields as of Tuesday of each week.

Performance as of December 31, 2020

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Money Market Fund	7/8/03	0.41%	1.04%	0.53%	0.23%	0.15%
iMoneyNet Money Fund Averages™—All Government‡	—	0.28	0.80	0.41	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, the 7-day current and effective annualized yields and total returns would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You could lose money by investing in this Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For a detailed discussion of risk, please see the prospectus. The current yield more closely reflects current earnings than does the total return.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2021, unless changed with the approval of the Board of Trustees. Beginning September 9, 2020, part or all of the investment management fees of the TIAA-CREF Life Money Market Fund are being voluntarily waived. Without these reimbursements, expenses would be higher and returns lower.

‡

The iMoneyNet Money Fund Averages—All Government is a simple average of over 500 money market funds that invest in U.S. Treasuries, U.S. Agencies, repurchase agreements and government-backed floating-rate notes. You cannot invest directly in it.

TIAA-CREF Life Funds  ◾  2020 Annual Report     39

Money Market Fund

Expense example

Six months ended December 31, 2020

Money Market Fund	Beginning account value (7/1/20)	Ending account value (12/31/20)	Expenses paid during period* (7/1/20–12/31/20)
Actual return	$1,000.00	$1,000.03	$0.65
5% annual hypothetical return	1,000.00	1,024.48	0.66

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended December 31, 2020. The Fund’s annualized six-month expense ratio for that period was 0.13%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2020
Net assets	$115.04 million
Number of issues	78

Portfolio composition

Sector	% of net assets as of 12/31/2020
U.S. Treasury securities*	56.2
U.S. government agency securities*	25.0
Floating-rate securities, government*	21.6
Repurchase agreements	1.7
Other assets & liabilities, net	–4.5
Total	100.0

*	These securities are guaranteed by the full faith and credit of the U.S. government.

40      2020 Annual Report  ∎  TIAA-CREF Life Funds

Balanced Fund

Performance for the twelve months ended December 31, 2020

The Balanced Fund returned 14.16% for the year, compared with the 13.66% return of its benchmark, the Balanced Fund Composite Index, which is a weighted average of the Russell 3000® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

The U.S. economy contracted sharply early in the period in response to the COVID-19 pandemic, but it then expanded considerably later in the year. The unemployment rate spiked from 3.6% in January 2020 to 14.7% in April, then steadily declined to 6.7% by December. Core inflation, which includes all items except food and energy, rose 1.6% for the twelve months ended December 31, 2020. The Federal Reserve reduced the federal funds target rate twice in March, lowering the key short-term interest-rate measure to 0.00%–0.25%.

U.S. stocks, as measured by the Russell 3000 Index, posted an overall return of 20.89%. Growth stocks outpaced value shares, and large-cap stocks surpassed small- and mid-cap shares. (Returns by investment style and capitalization size are based on the Russell indexes.) The MSCI EAFE Index, which measures the performance of stocks in 21 developed markets outside North America, returned 7.82%. (The MSCI EAFE Index returns are in U.S. dollars.) The broad domestic investment-grade fixed-rate bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 7.51%, driven by declining market yields as well as strength in corporate bonds.

Fund surpassed its composite benchmark

For the twelve-month period, all underlying funds of the Balanced Fund advanced. The Fund’s absolute return—that is, without regard to the performance of its composite benchmark—benefited most from gains in U.S. stocks held by the underlying funds. The Growth Equity Fund posted the largest advance, followed by the Stock Index Fund and the Growth & Income Fund.

The Fund outperformed its composite benchmark for the period, helped by strength in its underlying international and U.S. equity funds. Among them, the International Equity Fund was the largest contributor, followed by the Growth Equity Fund, the Growth & Income Fund and the Real Estate Securities Fund.

Conversely, the Core Bond Fund was the largest detractor from the Fund’s performance relative to its benchmark. The Small-Cap Equity Fund and the Stock Index Fund also hampered performance.

TIAA-CREF Life Funds  ◾  2020 Annual Report     41

Balanced Fund

Performance as of December 31, 2020

		Total return	Average annual total return			Annual operating expenses*#

	Inception date	1 year	5 years	since inception		gross	net
Balanced Fund	1/31/14	14.16%	9.15%	7.81%		0.61%	0.51%
Balanced Fund Composite Index†	—	13.66	9.39	8.07	§	—	—

Broad market index
Morningstar Moderately Conservative Target Risk Index	—	11.86	8.17	6.41	§	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2021, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

#	These expenses include underlying fund expenses.
†

As of the close of business on December 31, 2020, the Balanced Fund Composite Index consisted of: 50.0% Bloomberg Barclays U.S. Aggregate Bond Index; 40.0% Russell 3000® Index; and 10.0% MSCI EAFE® Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

§	Performance is calculated from the inception date of the Fund.

42      2020 Annual Report  ∎  TIAA-CREF Life Funds

Balanced Fund

$10,000 invested at Fund’s inception

(Inception: January 31, 2014)

Ending amounts are as of December 31, 2020. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market indexes during the same period.

Expense example

Six months ended December 31, 2020

Balanced Fund	Beginning account value (7/1/20)	Ending account value (12/31/20)	Expenses paid during period* (7/1/20–12/31/20)	Effective expenses paid during period† (7/1/20–12/31/20)
Actual return	$1,000.00	$1,142.54	$0.54	$2.75
5% annual hypothetical return	1,000.00	1,024.63	0.51	2.59

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended December 31, 2020. The Fund’s annualized six-month expense ratio for that period was 0.10%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

†

“Effective expenses paid during period” is based on the Fund’s total expense ratio for the most recent fiscal half-year, which includes the Fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the Fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.51%.

For more information about this expense example, please see page 9.

TIAA-CREF Life Funds  ◾  2020 Annual Report     43

Balanced Fund

Fund profile

as of 12/31/2020
Net assets	$74.16 million

Asset allocation

% of net assets as of 12/31/20
Equity
U.S. equity	40.48
International equity	10.13

Fixed income	49.37
Other assets & liabilities, net	0.02
Total	100.00

Target allocation

Equity 50.00% Fixed Income 50.00%

44      2020 Annual Report  ∎  TIAA-CREF Life Funds

Summary portfolio of investments

Growth Equity Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
3,408	*	Tesla, Inc	$2,404,923	1.4%

			2,404,923	1.4

BANKS			262,678	0.2

CAPITAL GOODS
5,292		Roper Technologies Inc	2,281,328	1.3
		Other	298,803	0.2

			2,580,131	1.5

COMMERCIAL & PROFESSIONAL SERVICES
37,060		Experian Group Ltd	1,407,859	0.8
17,228		Waste Connections, Inc	1,767,076	1.1
		Other	1,419,059	0.9

			4,593,994	2.8

CONSUMER DURABLES & APPAREL
11,053		Nike, Inc (Class B)	1,563,668	0.9
		Other	2,038,438	1.3

			3,602,106	2.2

CONSUMER SERVICES
55,728		Carnival Corp	1,207,068	0.7
1,124	*	Chipotle Mexican Grill, Inc (Class A)	1,558,662	0.9
6,836	*	Flutter Entertainment plc	1,414,098	0.9
		Other	1,135,272	0.7

			5,315,100	3.2

DIVERSIFIED FINANCIALS
4,658		S&P Global, Inc	1,531,224	0.9
		Other	170,808	0.1

			1,702,032	1.0

FOOD & STAPLES RETAILING
9,843		Costco Wholesale Corp	3,708,646	2.2

			3,708,646	2.2

FOOD, BEVERAGE & TOBACCO
22,719	*	Monster Beverage Corp	2,101,053	1.3
		Other	1,887,393	1.1

			3,988,446	2.4

HEALTH CARE EQUIPMENT & SERVICES
3,348	*	Align Technology, Inc	1,789,104	1.1
7,639		Cigna Corp	1,590,287	0.9
2,018	*	Intuitive Surgical, Inc	1,650,926	1.0
		Other	2,830,394	1.7

			7,860,711	4.7

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	45

Summary portfolio of investments	continued

Growth Equity Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
4,861		Estee Lauder Cos (Class A)	$1,293,950	0.8%

			1,293,950	0.8

INSURANCE			75,989	0.0

MATERIALS			799,489	0.5

MEDIA & ENTERTAINMENT
4,902	*	Alphabet, Inc (Class C)	8,587,716	5.2
11,302		Electronic Arts, Inc	1,622,967	1.0
27,001	*	Facebook, Inc	7,375,593	4.4
15,442	*	Match Group, Inc	2,334,676	1.4
23,206	*	Twitter, Inc	1,256,605	0.7
8,750	*	Walt Disney Co	1,585,325	0.9
		Other	2,253,686	1.4

			25,016,568	15.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
69,939	*	Avantor, Inc	1,968,783	1.2
7,342		Eli Lilly & Co	1,239,623	0.7
5,559	*	Illumina, Inc	2,056,830	1.2
5,406	*	Vertex Pharmaceuticals, Inc	1,277,654	0.8
17,471		Zoetis, Inc	2,891,450	1.7
		Other	4,000,421	2.5

			13,434,761	8.1

RETAILING
4,073	*	Amazon.com, Inc	13,265,476	8.0
1,329	*	Booking Holdings, Inc	2,960,042	1.8
15,147	*	CarMax, Inc	1,430,785	0.8
27,086		TJX Companies, Inc	1,849,703	1.1
		Other	2,195,283	1.3

			21,701,289	13.0

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
17,520		Applied Materials, Inc	1,511,976	0.9
3,876		Broadcom, Inc	1,697,107	1.0
25,148		Marvell Technology Group Ltd	1,195,536	0.7
5,136		NVIDIA Corp	2,682,019	1.6
11,803		QUALCOMM, Inc	1,798,069	1.1
9,581		Skyworks Solutions, Inc	1,464,743	0.9
17,019		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,855,752	1.1
		Other	410,517	0.3

			12,615,719	7.6

46	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth Equity Fund  ▪  December 31, 2020

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES
749	*,g	Adyen NV		$1,740,332	1.1%
6,505		Intuit, Inc		2,470,924	1.5
42,026		Microsoft Corp		9,347,423	5.6
29,447	*	PayPal Holdings, Inc		6,896,488	4.1
24,173	*	salesforce.com, Inc		5,379,218	3.2
3,589	*	ServiceNow, Inc		1,975,493	1.2
26,395		Visa, Inc (Class A)		5,773,378	3.5
		Other		3,154,440	1.9

				36,737,696	22.1

TECHNOLOGY HARDWARE & EQUIPMENT
59,145		Apple, Inc		7,847,950	4.7

				7,847,950	4.7

TELECOMMUNICATION SERVICES
11,337	*	IAC		2,146,661	1.3
12,548	*	T-Mobile US, Inc		1,692,098	1.0
		Other		797,563	0.5

				4,636,322	2.8

TRANSPORTATION
38,913	*	Uber Technologies, Inc		1,984,563	1.2

				1,984,563	1.2

		TOTAL COMMON STOCKS	(Cost $98,237,111)	162,163,063	97.4

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$3,000,000		Federal Home Loan Bank (FHLB)	0.075%–0.080%, 01/27/21	2,999,865	1.9

				2,999,865	1.9

REPURCHASE AGREEMENT
1,660,000	r	Fixed Income Clearing Corp (FICC)	0.050%, 01/04/21	1,660,000	1.0

				1,660,000	1.0

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
81,403	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.080%	81,403	0.0

				81,403	0.0

		TOTAL SHORT-TERM INVESTMENTS	(Cost $4,741,233)	4,741,268	2.9

		TOTAL PORTFOLIO	(Cost $102,978,344)	166,904,331	100.3
		OTHER ASSETS & LIABILITIES, NET		(469,105)	(0.3)

		NET ASSETS		$166,435,226	100.0%

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	47

Summary portfolio of investments	concluded

Growth Equity Fund  ▪  December 31, 2020

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/20, the aggregate value of these securities, including those in “Other,” is $2,537,895 or 1.5% of net assets.
r	Agreement with Fixed Income Clearing Corporation, 0.050% dated 12/31/20 to be repurchased at $1,660,000 on 1/4/21, collateralized by U.S. Treasury Notes valued at $1,693,222.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/20, the aggregate value of securities on loan is $335,269. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

48	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Growth & Income Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
8,155		Aptiv plc	$1,062,515	0.6%
2,330	*,n	Tesla, Inc	1,644,211	0.9
		Other	640,132	0.4

			3,346,858	1.9

BANKS
85,287		Bank of America Corp	2,585,049	1.5
26,706		JPMorgan Chase & Co	3,393,531	1.9
		Other	1,725,110	1.0

			7,703,690	4.4

CAPITAL GOODS
4,407		Deere & Co	1,185,703	0.7
11,747		Eaton Corp	1,411,285	0.8
9,867		Honeywell International, Inc	2,098,711	1.2
13,616		ITT, Inc	1,048,704	0.6
		Other	6,472,840	3.6

			12,217,243	6.9

COMMERCIAL & PROFESSIONAL SERVICES			558,119	0.3

CONSUMER DURABLES & APPAREL
7,057		Nike, Inc (Class B)	998,354	0.6
		Other	2,097,978	1.1

			3,096,332	1.7

CONSUMER SERVICES			3,668,717	2.1

DIVERSIFIED FINANCIALS
12,447		Discover Financial Services	1,126,827	0.6
42,833		Equitable Holdings, Inc	1,096,096	0.6
26,422		Morgan Stanley	1,810,700	1.0
		Other	1,146,259	0.7

			5,179,882	2.9

ENERGY
11,769	n	Chevron Corp	993,892	0.6
		Other	2,490,750	1.4

			3,484,642	2.0

FOOD & STAPLES RETAILING
8,600		Walmart, Inc	1,239,690	0.7
		Other	1,182,254	0.7

			2,421,944	1.4

FOOD, BEVERAGE & TOBACCO
17,570		Mondelez International, Inc	1,027,318	0.6
13,419		PepsiCo, Inc	1,990,038	1.1
		Other	2,324,097	1.3

			5,341,453	3.0

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	49

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
6,981		Danaher Corp	$1,550,759	0.9%
3,127	n	Humana, Inc	1,282,914	0.7
9,798		Medtronic plc	1,147,738	0.7
4,512		UnitedHealth Group, Inc	1,582,268	0.9
6,293		Zimmer Biomet Holdings, Inc	969,688	0.6
		Other	5,967,028	3.3

			12,500,395	7.1

HOUSEHOLD & PERSONAL PRODUCTS
17,753		Procter & Gamble Co	2,470,152	1.4
		Other	1,153,659	0.6

			3,623,811	2.0

INSURANCE
20,676	n	Hartford Financial Services Group, Inc	1,012,710	0.6
		Other	2,539,887	1.4

			3,552,597	2.0

MATERIALS
17,258		DuPont de Nemours, Inc	1,227,216	0.7
7,457		Linde plc	1,964,994	1.1
		Other	4,493,303	2.5

			7,685,513	4.3

MEDIA & ENTERTAINMENT
3,159	*	Alphabet, Inc (Class C)	5,534,189	3.1
26,981		Comcast Corp (Class A)	1,413,805	0.8
12,069	*	Facebook, Inc	3,296,768	1.9
3,006	*,n	Netflix, Inc	1,625,434	0.9
14,589	*	Walt Disney Co	2,643,235	1.5
		Other	2,278,922	1.3

			16,792,353	9.5

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
19,068		AbbVie, Inc	2,043,136	1.1
17,247		Merck & Co, Inc	1,410,805	0.8
31,409		Pfizer, Inc	1,156,165	0.6
		Other	8,501,325	4.9

			13,111,431	7.4

REAL ESTATE			2,696,541	1.5

RETAILING
2,298	*	Amazon.com, Inc	7,484,425	4.2
9,228	n	Expedia Group, Inc	1,221,787	0.7
7,960	n	Home Depot, Inc	2,114,335	1.2
7,692		Target Corp	1,357,869	0.8
		Other	2,403,386	1.3

			14,581,802	8.2

50	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2020

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
4,510		NVIDIA Corp		$2,355,122	1.3%
12,594	n	QUALCOMM, Inc		1,918,570	1.1
		Other		7,435,003	4.2

				11,708,695	6.6

SOFTWARE & SERVICES
11,115	*	Fiserv, Inc		1,265,554	0.7
5,912		Mastercard, Inc (Class A)		2,110,229	1.2
44,203		Microsoft Corp		9,831,631	5.5
7,118	*	PayPal Holdings, Inc		1,667,036	0.9
8,624	*,n	salesforce.com, Inc		1,919,099	1.1
2,220	*	ServiceNow, Inc		1,221,955	0.7
		Other		2,018,231	1.2

				20,033,735	11.3

TECHNOLOGY HARDWARE & EQUIPMENT
88,072	n	Apple, Inc		11,686,274	6.6
9,549		TE Connectivity Ltd		1,156,097	0.7
		Other		3,065,824	1.7

				15,908,195	9.0

TELECOMMUNICATION SERVICES
23,110		Verizon Communications, Inc		1,357,713	0.7
		Other		1,241,373	0.7

				2,599,086	1.4

TRANSPORTATION
7,484		United Parcel Service, Inc (Class B)		1,260,306	0.7
		Other		1,372,263	0.8

				2,632,569	1.5

UTILITIES
19,222		NextEra Energy, Inc		1,482,977	0.8
		Other		1,118,409	0.7

				2,601,386	1.5

		TOTAL COMMON STOCKS	(Cost $94,101,835)	177,046,989	99.9

PURCHASED OPTIONS
CAPITAL GOODS				3,924	0.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				8,064	0.0

		TOTAL PURCHASED OPTIONS	(Cost $17,709)	11,988	0.0

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	51

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2020

Shares		Company		Value	% of net assets

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
542,275	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.080%	$542,275	0.3%

				542,275	0.3

		TOTAL SHORT-TERM INVESTMENTS	(Cost $542,275)	542,275	0.3

		TOTAL PORTFOLIO	(Cost $94,661,819)	177,601,252	100.2
		OTHER ASSETS & LIABILITIES, NET		(447,747)	(0.2)

		NET ASSETS		$177,153,505	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/20, the aggregate value of securities on loan is $617,617. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of December 31, 2020 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

BioMarin Pharmaceutical, Inc, Call	12	$8,604	$95.00	04/16/21	$8,064
Boeing Co, Call	3	9,105	250.00	05/21/21	3,924

Total	15	$17,709			$11,988

Written options outstanding as of December 31, 2020 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Alkermes plc, Put	22	$(3,186)	$14.00	05/21/21	$(1,265)
Alliance Data Systems Corp, Put	20	(2,559)	60.00	01/15/21	(440)
Apple, Inc, Call	28	(50,858)	140.00	06/18/21	(28,000)
Apple, Inc, Put	52	(50,242)	105.00	06/18/21	(16,900)
Arcturus Therapeutics Holdings, Inc, Put	22	(32,303)	45.00	06/18/21	(32,340)
Best Buy Co, Inc, Call	16	(1,919)	115.00	01/15/21	(224)
Best Buy Co, Inc, Put	8	(1,000)	90.00	01/15/21	(288)
Biogen, Inc, Put	3	(11,185)	250.00	03/19/21	(8,700)
Biogen, Inc, Put	5	(20,013)	255.00	04/16/21	(16,825)
BioMarin Pharmaceutical, Inc, Call	12	(5,375)	105.00	04/16/21	(5,340)

52	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2020

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

BioMarin Pharmaceutical, Inc, Put	12	$(2,855)	$70.00	04/16/21	$(3,408)
Boeing Co, Call	3	(6,084)	280.00	05/21/21	(2,220)
Boeing Co, Put	3	(8,701)	205.00	05/21/21	(6,315)
Carlisle Cos, Inc, Call	5	(1,390)	170.00	03/19/21	(1,800)
Carlisle Cos, Inc, Put	5	(1,640)	125.00	03/19/21	(1,237)
CarMax, Inc, Put	11	(1,244)	80.00	02/19/21	(853)
CF Industries Holdings, Inc, Put	24	(1,223)	32.50	01/15/21	(96)
Chevron Corp, Call	5	(1,640)	105.00	03/19/21	(390)
Chevron Corp, Put	5	(1,165)	80.00	03/19/21	(2,075)
Chevron Corp, Put	5	(4,965)	72.50	06/18/21	(2,050)
Chewy, Inc, Put	10	(560)	80.00	01/15/21	(920)
Children’s Place, Inc, Call	14	(7,223)	65.00	06/18/21	(8,610)
Children’s Place, Inc, Put	33	(24,014)	30.00	03/19/21	(3,300)
Children’s Place, Inc, Put	14	(4,475)	30.00	06/18/21	(3,395)
Chipotle Mexican Grill, Inc, Call	1	(6,804)	1,600.00	06/18/21	(5,655)
Chipotle Mexican Grill, Inc, Put	1	(2,627)	1,000.00	06/18/21	(2,200)
Citigroup, Inc, Call	9	(2,196)	65.00	06/18/21	(3,915)
Citigroup, Inc, Put	9	(2,661)	47.50	06/18/21	(1,476)
Corteva, Inc, Call	16	(783)	45.00	03/19/21	(800)
Corteva, Inc, Put	16	(2,207)	33.00	03/19/21	(1,280)
Deckers Outdoor Corp, Put	6	(1,050)	210.00	01/15/21	(210)
DexCom, Inc, Put	7	(18,998)	320.00	03/19/21	(9,555)
Enphase Energy, Inc, Call	4	(7,592)	220.00	05/21/21	(7,956)
Enphase Energy, Inc, Call	4	(7,592)	240.00	05/21/21	(6,328)
Enphase Energy, Inc, Put	4	(640)	95.00	01/15/21	(32)
Enphase Energy, Inc, Put	8	(6,744)	130.00	02/19/21	(3,224)
Enphase Energy, Inc, Put	4	(4,592)	130.00	05/21/21	(4,960)
Expedia Group, Inc, Call	7	(4,117)	145.00	04/16/21	(5,775)
Expedia Group, Inc, Put	7	(4,456)	105.00	04/16/21	(2,485)
FireEye, Inc, Put	22	(616)	15.00	02/19/21	(352)
Hartford Financial Services Group, Inc, Put	12	(2,519)	35.00	03/19/21	(270)
Home Depot, Inc, Call	4	(5,368)	300.00	04/16/21	(1,100)
Home Depot, Inc, Put	4	(3,600)	250.00	04/16/21	(3,416)
Horizon Therapeutics PLC, Put	14	(941)	60.00	01/15/21	(210)
Humana, Inc, Call	3	(8,334)	445.00	02/19/21	(1,944)
IAC/Interactive Corp, Put	6	(3,168)	135.00	03/19/21	(555)
Intel Corp, Put	22	(1,954)	40.00	02/19/21	(638)
Kirby Corp, Put	20	(18,436)	45.00	03/19/21	(3,250)
Marvell Technology Group Ltd, Put	22	(791)	36.00	01/15/21	(286)
Mastercard, Inc, Call	2	(364)	390.00	02/05/21	(659)
Motorola Solutions, Inc, Put	5	(10,091)	140.00	01/15/21	(112)
NetFlix, Inc, Put	3	(525)	425.00	01/15/21	(102)
Nordstrom, Inc, Call	27	(4,859)	32.50	01/15/21	(3,375)
Pacific Biosciences of California, Inc, Put	22	(987)	18.00	01/15/21	(660)
QUALCOMM, Inc, Put	7	(691)	125.00	01/15/21	(140)
salesforce.com, Inc, Put	3	(894)	190.00	01/15/21	(84)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	53

Summary portfolio of investments	concluded

Growth & Income Fund  ▪  December 31, 2020

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Seagen, Inc, Put	6	$(1,780)	$145.00	01/15/21	$(192)
Snap, Inc, Call	14	(601)	65.00	01/08/21	(56)
Stryker Corp, Put	2	(910)	175.00	01/15/21	(25)
Teradata Corp, Put	37	(10,675)	22.50	04/16/21	(8,048)
Tesla, Inc, Put	1	(588)	480.00	01/15/21	(86)
Tesla, Inc, Put	1	(718)	500.00	01/15/21	(106)
Universal Display Corp, Put	4	(1,150)	175.00	01/15/21	(80)
Universal Health Services, Inc, Put	8	(5,368)	110.00	07/16/21	(4,160)
Urban Outfitters, Inc, Put	24	(1,775)	24.00	01/15/21	(1,200)
World Wrestling Entertainment, Inc, Put	16	(9,295)	40.00	01/15/21	(240)
Wynn Resorts Ltd, Put	5	(7,589)	77.50	03/19/21	(575)
Wynn Resorts Ltd, Put	5	(8,170)	80.00	03/19/21	(700)
Wynn Resorts Ltd, Put	10	(7,329)	87.50	06/18/21	(5,625)
XPO Logistics, Inc, Put	8	(1,544)	100.00	02/19/21	(1,160)

Total	779	$(440,508)			$(242,248)

54	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Large-Cap Value Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

COMMON STOCKS
BANKS
75,927		Bank of America Corp	$2,301,347	3.1%
28,442		Citigroup, Inc	1,753,734	2.4
23,358		JPMorgan Chase & Co	2,968,101	4.0
5,184		PNC Financial Services Group, Inc	772,416	1.1
16,489		US Bancorp	768,222	1.0
		Other	226,954	0.3

			8,790,774	11.9

CAPITAL GOODS
4,112		Caterpillar, Inc	748,466	1.0
5,205		Deere & Co	1,400,405	1.9
6,100		Dover Corp	770,125	1.0
6,276		Eaton Corp	753,999	1.0
8,359		Honeywell International, Inc	1,777,959	2.4
16,388		Masco Corp	900,193	1.2
4,168		Parker-Hannifin Corp	1,135,405	1.5
6,400		Trane Technologies plc	929,024	1.3
		Other	1,947,406	2.7

			10,362,982	14.0

CONSUMER DURABLES & APPAREL
235	*	NVR, Inc	958,767	1.3

			958,767	1.3

CONSUMER SERVICES
7,284		Hilton Worldwide Holdings, Inc	810,418	1.1
		Other	713,264	1.0

			1,523,682	2.1

DIVERSIFIED FINANCIALS
8,924		American Express Co	1,079,001	1.5
4,907	*	Berkshire Hathaway, Inc (Class B)	1,137,786	1.6
1,167		BlackRock, Inc	842,037	1.1
5,075		Goldman Sachs Group, Inc	1,338,328	1.8

			4,397,152	6.0

ENERGY
12,230		Chevron Corp	1,032,824	1.4
		Other	1,364,437	1.8

			2,397,261	3.2

FOOD & STAPLES RETAILING
8,510		Walmart, Inc	1,226,716	1.7

			1,226,716	1.7

FOOD, BEVERAGE & TOBACCO			1,173,135	1.6

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	55

Summary portfolio of investments	continued

Large-Cap Value Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
3,149		Anthem, Inc	$1,011,112	1.4%
5,069		Cigna Corp	1,055,264	1.4
4,712		HCA Healthcare, Inc	774,936	1.0
8,827		Medtronic plc	1,033,995	1.4
3,124		UnitedHealth Group, Inc	1,095,524	1.5
7,061		Zimmer Biomet Holdings, Inc	1,088,030	1.5

			6,058,861	8.2

HOUSEHOLD & PERSONAL PRODUCTS
6,870		Procter & Gamble Co	955,892	1.3

			955,892	1.3

INSURANCE
21,050		American International Group, Inc	796,953	1.1
7,684		Chubb Ltd	1,182,721	1.6
		Other	1,140,616	1.5

			3,120,290	4.2

MATERIALS
11,214	*	Crown Holdings, Inc	1,123,643	1.5
5,907		PPG Industries, Inc	851,908	1.1
		Other	1,367,053	1.9

			3,342,604	4.5

MEDIA & ENTERTAINMENT
900	*	Alphabet, Inc (Class C)	1,576,692	2.1
39,446		Comcast Corp (Class A)	2,066,971	2.8
10,351	*	Walt Disney Co	1,875,394	2.6
		Other	693,966	0.9

			6,213,023	8.4

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
14,827		Bristol-Myers Squibb Co	919,719	1.3
14,227		Johnson & Johnson	2,239,045	3.0
9,390		Merck & Co, Inc	768,102	1.0
31,577		Pfizer, Inc	1,162,349	1.6
		Other	523,298	0.7

			5,612,513	7.6

REAL ESTATE			710,177	1.0

RETAILING
5,054		Home Depot, Inc	1,342,443	1.8
		Other	556,818	0.8

			1,899,261	2.6

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
5,063		Analog Devices, Inc	747,957	1.0
12,760		Applied Materials, Inc	1,101,188	1.5

56	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund  ▪  December 31, 2020

Shares		Company		Value	% of net assets
17,985		Intel Corp		$896,013	1.2%
10,075	*	Micron Technology, Inc		757,439	1.0
5,025		NXP Semiconductors NV		799,025	1.1
		Other		381,594	0.5

				4,683,216	6.3

SOFTWARE & SERVICES
3,833		Accenture plc		1,001,218	1.4
5,321		Microsoft Corp		1,183,497	1.6
		Other		387,169	0.5

				2,571,884	3.5

TECHNOLOGY HARDWARE & EQUIPMENT
10,319		TE Connectivity Ltd		1,249,321	1.7
		Other		663,106	0.9

				1,912,427	2.6

TELECOMMUNICATION SERVICES
5,589	*	T-Mobile US, Inc		753,677	1.0
		Other		639,200	0.9

				1,392,877	1.9

TRANSPORTATION
5,830		Union Pacific Corp		1,213,923	1.6
		Other		948,575	1.3

				2,162,498	2.9

UTILITIES				2,175,337	2.9

		TOTAL COMMON STOCKS	(Cost $53,540,275)	73,641,329	99.7

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT				174,992	0.2

REPURCHASE AGREEMENT				120,000	0.2

		TOTAL SHORT-TERM INVESTMENTS	(Cost $294,991)	294,992	0.4

		TOTAL PORTFOLIO	(Cost $53,835,266)	73,936,321	100.1
		OTHER ASSETS & LIABILITIES, NET		(107,592)	(0.1)

		NET ASSETS		$73,828,729	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	57

Summary portfolio of investments

Real Estate Securities Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

COMMON STOCKS
CASINOS & GAMING
10,000		Las Vegas Sands Corp	$596,000	0.7%
23,000		MGM Resorts International	724,730	0.9
5,500		Wynn Resorts Ltd	620,565	0.8

			1,941,295	2.4

DIVERSIFIED REITS
21,000		STORE Capital Corp	713,580	0.9
		Other	205,040	0.2

			918,620	1.1

HEALTH CARE REITS
50,000		Healthpeak Properties Inc	1,511,500	1.9
25,500		Omega Healthcare Investors, Inc	926,160	1.1
39,500		Sabra Healthcare REIT, Inc	686,115	0.9
38,500		Ventas, Inc	1,888,040	2.3
38,500		Welltower, Inc	2,487,870	3.1

			7,499,685	9.3

HOTEL & RESORT REITS
50,000		Host Hotels and Resorts, Inc	731,500	0.9
21,000		MGM Growth Properties LLC	657,300	0.8
38,000		Park Hotels & Resorts, Inc	651,700	0.8

			2,040,500	2.5

HOTELS, RESORTS & CRUISE LINES
5,500		Hilton Worldwide Holdings, Inc	611,930	0.8
4,000		Marriott International, Inc (Class A)	527,680	0.6

			1,139,610	1.4

INDUSTRIAL REITS
12,500		Duke Realty Corp	499,625	0.6
5,000		EastGroup Properties, Inc	690,300	0.8
55,000		Prologis, Inc	5,481,300	6.8
55,000		Rexford Industrial Realty, Inc	2,701,050	3.3
20,000		Terreno Realty Corp	1,170,200	1.5

			10,542,475	13.0

INTERNET SERVICES & INFRASTRUCTURE
12,000	*	GDS Holdings Ltd (ADR)	1,123,680	1.4
55,000	*	Megaport Ltd	604,089	0.8
		Other	424,637	0.5

			2,152,406	2.7

OFFICE REITS
9,000		Alexandria Real Estate Equities, Inc	1,603,980	2.0
11,000		Boston Properties, Inc	1,039,830	1.3

58	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Real Estate Securities Fund  ▪  December 31, 2020

Shares	Company		Value	% of net assets

OFFICE REITS—continued
9,500	SL Green Realty Corp		$566,010	0.7%
19,000	Vornado Realty Trust		709,460	0.9
	Other		459,200	0.5

			4,378,480	5.4

RESIDENTIAL REITS
44,500	American Homes 4 Rent		1,335,000	1.6
10,000	AvalonBay Communities, Inc		1,604,300	2.0
38,000	Equity Lifestyle Properties, Inc		2,407,680	3.0
32,500	Equity Residential		1,926,600	2.4
4,000	Essex Property Trust, Inc		949,680	1.2
80,000	Invitation Homes, Inc		2,376,000	2.9
10,500	Mid-America Apartment Communities, Inc		1,330,245	1.6
18,000	Sun Communities, Inc		2,735,100	3.4

			14,664,605	18.1

RETAIL REITS
12,000	Agree Realty Corp		798,960	1.0
15,000	Realty Income Corp		932,550	1.1
23,000	Regency Centers Corp		1,048,570	1.3
47,500	Simon Property Group, Inc		4,050,800	5.0
13,500	Spirit Realty Capital, Inc		542,295	0.7
	Other		1,467,740	1.8

			8,840,915	10.9

SPECIALIZED REITS
25,000	American Tower Corp		5,611,500	7.0
20,500	Crown Castle International Corp		3,263,395	4.0
13,500	Digital Realty Trust, Inc		1,883,385	2.3
6,500	Equinix, Inc		4,642,170	5.8
9,000	Extra Space Storage, Inc		1,042,740	1.3
20,000	Gaming and Leisure Properties, Inc		848,000	1.1
8,000	Lamar Advertising Co		665,760	0.8
9,000	Public Storage, Inc		2,078,370	2.6
5,800	SBA Communications Corp		1,636,354	2.0
55,000	VICI Properties, Inc		1,402,500	1.8
30,000	Weyerhaeuser Co		1,005,900	1.3
	Other		568,020	0.7

			24,648,094	30.7

	TOTAL COMMON STOCKS	(Cost $50,829,718)	78,766,685	97.5

Principal	Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$1,000,000	Federal Home Loan Bank (FHLB)	0.075%, 01/27/21	999,955	1.2
	Other		391,993	0.5

			1,391,948	1.7

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	59

Summary portfolio of investments	concluded

Real Estate Securities Fund  ▪  December 31, 2020

Principal	Issuer		Value	% of net assets

REPURCHASE AGREEMENT			$485,000	0.6%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,876,936)	1,876,948	2.3

	TOTAL PORTFOLIO	(Cost $52,706,654)	80,643,633	99.8
	OTHER ASSETS & LIABILITIES, NET		172,694	0.2

	NET ASSETS		$80,816,327	100.0%

Abbreviation(s):

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

60	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Small-Cap Equity Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$761,939	1.3%

BANKS
6,951		Essent Group Ltd	300,283	0.5
16,137		Radian Group, Inc	326,774	0.5
14,033		United Community Banks, Inc	399,099	0.7
3,097		Walker & Dunlop, Inc	284,986	0.5
		Other	4,327,077	7.2

			5,638,219	9.4

CAPITAL GOODS
5,412		Advanced Drainage Systems, Inc	452,335	0.7
8,007	*	BMC Stock Holdings, Inc	429,816	0.7
7,451		Comfort Systems USA, Inc	392,370	0.7
12,050	*	Plug Power, Inc	408,615	0.7
1,590	*	RBC Bearings, Inc	284,674	0.5
8,745	d	Rexnord Corp	345,340	0.6
4,330	*	Sunrun, Inc	300,415	0.5
		Other	4,302,769	7.1

			6,916,334	11.5

COMMERCIAL & PROFESSIONAL SERVICES
3,123		Exponent, Inc	281,164	0.5
5,340	*	TriNet Group, Inc	430,404	0.7
10,000	*	Upwork, Inc	345,200	0.6
		Other	1,015,405	1.6

			2,072,173	3.4

CONSUMER DURABLES & APPAREL
4,120	*	CROCS, Inc	258,159	0.4
11,485	*	Sonos, Inc	268,634	0.4
4,410	*	YETI Holdings, Inc	301,953	0.5
		Other	1,166,720	2.0

			1,995,466	3.3

CONSUMER SERVICES			2,372,365	3.9

DIVERSIFIED FINANCIALS
9,903		Stifel Financial Corp	499,705	0.8
		Other	1,691,979	2.8

			2,191,684	3.6

ENERGY			1,547,956	2.6

FOOD & STAPLES RETAILING
10,983	*	BJ’s Wholesale Club Holdings, Inc	409,446	0.7
		Other	333,858	0.5

			743,304	1.2

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	61

Summary portfolio of investments	continued

Small-Cap Equity Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

FOOD, BEVERAGE & TOBACCO
5,020	*	Celsius Holdings, Inc	$252,556	0.4%
		Other	562,034	1.0

			814,590	1.4

HEALTH CARE EQUIPMENT & SERVICES
2,841		Conmed Corp	318,192	0.5
12,980	*	R1 RCM, Inc	311,780	0.5
6,450	*	Tenet Healthcare Corp	257,549	0.4
		Other	3,244,989	5.4

			4,132,510	6.8

HOUSEHOLD & PERSONAL PRODUCTS			478,567	0.8

INSURANCE			905,826	1.5

MATERIALS
6,940		Louisiana-Pacific Corp	257,960	0.4
3,470		Sensient Technologies Corp	255,982	0.4
12,553	*	Summit Materials, Inc	252,064	0.4
16,200		United States Steel Corp	271,674	0.5
		Other	2,180,992	3.6

			3,218,672	5.3

MEDIA & ENTERTAINMENT			983,917	1.7

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
11,278	*	Amicus Therapeutics, Inc	260,409	0.4
2,990	*	Arvinas, Inc	253,941	0.4
3,533	*	CareDx, Inc	255,966	0.4
5,046	*	Natera, Inc	502,178	0.8
2,580	*	Twist Bioscience Corp	364,528	0.6
		Other	5,944,998	9.9

			7,582,020	12.5

REAL ESTATE
2,091		EastGroup Properties, Inc	288,683	0.5
8,307		National Storage Affiliates Trust	299,301	0.5
2,781		PS Business Parks, Inc	369,511	0.6
9,786		STAG Industrial, Inc	306,498	0.5
		Other	2,289,563	3.8

			3,553,556	5.9

RETAILING
10,869		Rent-A-Center, Inc	416,174	0.7
		Other	1,962,024	3.3

			2,378,198	4.0

62	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Small-Cap Equity Fund  ▪  December 31, 2020

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
6,425	*	Formfactor, Inc		$276,403	0.5%
7,073	*	Lattice Semiconductor Corp		324,085	0.5
		Other		969,958	1.6

				1,570,446	2.6

SOFTWARE & SERVICES
2,980	*	Alarm.com Holdings, Inc		308,281	0.5
9,030	*	Digital Turbine, Inc		510,737	0.9
4,049		Mantech International Corp (Class A)		360,118	0.6
13,867		Perspecta, Inc		333,917	0.6
6,226	*	Tenable Holdings, Inc		325,371	0.5
4,200	*	Verint Systems, Inc		282,156	0.5
4,778	*	Workiva, Inc		437,760	0.7
		Other		1,915,867	3.1

				4,474,207	7.4

TECHNOLOGY HARDWARE & EQUIPMENT
9,211	*	Sanmina Corp		293,739	0.5
		Other		1,319,788	2.2

				1,613,527	2.7

TELECOMMUNICATION SERVICES				378,724	0.6

TRANSPORTATION				766,459	1.3

UTILITIES				1,004,039	1.7

		TOTAL COMMON STOCKS	(Cost $42,495,085)	58,094,698	96.4

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$2,000,000		Federal Home Loan Bank (FHLB)	0.080%, 01/27/21	1,999,910	3.4

				1,999,910	3.4

REPURCHASE AGREEMENT
320,000	r	Fixed Income Clearing Corp (FICC)	0.050%, 01/04/21	320,000	0.5

				320,000	0.5

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
595,661	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.080%	595,661	1.0

				595,661	1.0

		TOTAL SHORT-TERM INVESTMENTS	(Cost $2,915,545)	2,915,571	4.9

		TOTAL PORTFOLIO	(Cost $45,410,630)	61,010,269	101.3
		OTHER ASSETS & LIABILITIES, NET		(755,997)	(1.3)

		NET ASSETS		$60,254,272	100.0%

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	63

Summary portfolio of investments	concluded

Small-Cap Equity Fund  ▪  December 31, 2020

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
r	Agreement with Fixed Income Clearing Corporation, 0.050% dated 12/31/20 to be repurchased at $320,000 on 1/4/21, collateralized by U.S. Treasury Notes valued at $326,437.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/20, the aggregate value of securities on loan is $1,050,198. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2020 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

CME E-mini Russell 2000 Index Futures	21	03/19/21	$2,000,802	$2,073,540	$72,738

64	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Social Choice Equity Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
2,184	*	Tesla, Inc	$1,541,183	1.9%
		Other	129,073	0.1

			1,670,256	2.0

BANKS
3,388		PNC Financial Services Group, Inc	504,812	0.6
		Other	1,565,965	1.9

			2,070,777	2.5

CAPITAL GOODS
2,781		3M Co	486,091	0.6
2,436		Caterpillar, Inc	443,401	0.6
		Other	3,585,298	4.3

			4,514,790	5.5

COMMERCIAL & PROFESSIONAL SERVICES			1,135,773	1.4

CONSUMER DURABLES & APPAREL
5,121		Nike, Inc (Class B)	724,468	0.9
		Other	522,821	0.6

			1,247,289	1.5

CONSUMER SERVICES
5,888		Starbucks Corp	629,898	0.8
		Other	1,431,981	1.7

			2,061,879	2.5

DIVERSIFIED FINANCIALS
4,755		American Express Co	574,927	0.7
790		BlackRock, Inc	570,017	0.7
4,566		Intercontinental Exchange Group, Inc	526,414	0.7
8,844		Morgan Stanley	606,079	0.7
1,401		S&P Global, Inc	460,551	0.6
		Other	2,376,858	2.9

			5,114,846	6.3

ENERGY
6,431		Chevron Corp	543,098	0.7
		Other	1,301,808	1.6

			1,844,906	2.3

FOOD & STAPLES RETAILING			509,171	0.6

FOOD, BEVERAGE & TOBACCO
14,247		Coca-Cola Co	781,305	1.0
5,239		PepsiCo, Inc	776,944	0.9
		Other	757,855	0.9

			2,316,104	2.8

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	65

Summary portfolio of investments	continued

Social Choice Equity Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
1,151		Humana, Inc	$472,221	0.6%
		Other	5,386,920	6.6

			5,859,141	7.2

HOUSEHOLD & PERSONAL PRODUCTS
7,975		Procter & Gamble Co	1,109,641	1.4
		Other	814,494	1.0

			1,924,135	2.4

INSURANCE			2,268,666	2.8

MATERIALS
2,652		Linde plc	698,829	0.9
		Other	1,725,551	2.1

			2,424,380	3.0

MEDIA & ENTERTAINMENT
5,817		Activision Blizzard, Inc	540,108	0.7
755	*	Alphabet, Inc (Class A)	1,323,243	1.6
740	*	Alphabet, Inc (Class C)	1,296,391	1.6
6,526	*	Pinterest, Inc	430,063	0.5
		Other	2,691,169	3.3

			6,280,974	7.7

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
5,055		AbbVie, Inc	541,643	0.7
2,356		Amgen, Inc	541,692	0.7
9,057		Bristol-Myers Squibb Co	561,806	0.7
3,440		Eli Lilly & Co	580,810	0.7
8,976		Merck & Co, Inc	734,237	0.9
1,164		Thermo Fisher Scientific, Inc	542,168	0.7
2,999		Zoetis, Inc	496,334	0.6
		Other	2,218,591	2.6

			6,217,281	7.6

REAL ESTATE
2,076		American Tower Corp	465,979	0.6
4,561		Prologis, Inc	454,549	0.6
		Other	1,627,861	1.9

			2,548,389	3.1

RETAILING
267	*	Booking Holdings, Inc	594,681	0.7
9,033		eBay, Inc	453,908	0.6
3,352		Home Depot, Inc	890,358	1.1
2,772		Lowe’s Companies, Inc	444,934	0.6
2,632		Target Corp	464,627	0.6
		Other	1,566,952	1.9

			4,415,460	5.5

66	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Social Choice Equity Fund  ▪  December 31, 2020

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
17,173		Intel Corp		$855,559	1.1%
2,008		NVIDIA Corp		1,048,577	1.3
4,372		Texas Instruments, Inc		717,576	0.9
		Other		928,466	1.0

				3,550,178	4.3

SOFTWARE & SERVICES
2,890		Accenture plc		754,897	0.9
1,826	*	Adobe, Inc		913,219	1.1
1,807	*	Autodesk, Inc		551,749	0.7
4,981		International Business Machines Corp		627,008	0.8
1,484		Intuit, Inc		563,697	0.7
17,739	d	Microsoft Corp		3,945,508	4.8
3,310	*	salesforce.com, Inc		736,574	0.9
		Other		3,204,154	3.9

				11,296,806	13.8

TECHNOLOGY HARDWARE & EQUIPMENT
37,505		Apple, Inc		4,976,538	6.1
15,505		Cisco Systems, Inc		693,849	0.8
		Other		827,489	0.9

				6,497,876	7.8

TELECOMMUNICATION SERVICES
14,965		Verizon Communications, Inc		879,194	1.1
		Other		469,233	0.5

				1,348,427	1.6

TRANSPORTATION
4,987		CSX Corp		452,570	0.6
3,541		United Parcel Service, Inc (Class B)		596,304	0.7
		Other		898,615	1.1

				1,947,489	2.4

UTILITIES				2,098,112	2.6

		TOTAL COMMON STOCKS	(Cost $45,974,942)	81,163,105	99.2

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	67

Summary portfolio of investments	concluded

Social Choice Equity Fund  ▪  December 31, 2020

Principal		Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT				$249,989	0.4%

REPURCHASE AGREEMENT				420,000	0.5

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
200,881	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.080%	200,881	0.2

				200,881	0.2

		TOTAL SHORT-TERM INVESTMENTS	(Cost $870,867)	870,870	1.1

		TOTAL PORTFOLIO	(Cost $46,845,809)	82,033,975	100.3
		OTHER ASSETS & LIABILITIES, NET		(221,565)	(0.3)

		NET ASSETS		$81,812,410	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/20, the aggregate value of securities on loan is $574,821. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2020 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

S&P 500 E Mini Index	3	03/19/21	$548,496	$562,320	$13,824

68	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Stock Index Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
13,446	*	Tesla, Inc	$9,488,439	1.4%
		Other	3,455,314	0.5

			12,943,753	1.9

BANKS
137,545		Bank of America Corp	4,168,989	0.6
53,787		JPMorgan Chase & Co	6,834,714	1.0
		Other	16,777,225	2.5

			27,780,928	4.1

CAPITAL GOODS
12,451		Honeywell International, Inc	2,648,328	0.4
		Other	38,620,251	5.7

			41,268,579	6.1

COMMERCIAL & PROFESSIONAL SERVICES			7,441,106	1.1

CONSUMER DURABLES & APPAREL
21,707		Nike, Inc (Class B)	3,070,889	0.5
		Other	7,163,482	1.0

			10,234,371	1.5

CONSUMER SERVICES
13,228		McDonald’s Corp	2,838,464	0.4
		Other	10,745,045	1.6

			13,583,509	2.0

DIVERSIFIED FINANCIALS
33,436	*	Berkshire Hathaway, Inc (Class B)	7,752,805	1.2
		Other	23,074,207	3.4

			30,827,012	4.6

ENERGY
34,287		Chevron Corp	2,895,537	0.4
75,261	d	Exxon Mobil Corp	3,102,258	0.5
		Other	8,529,572	1.2

			14,527,367	2.1

FOOD & STAPLES RETAILING
7,839		Costco Wholesale Corp	2,953,578	0.4
24,865		Walmart, Inc	3,584,290	0.5
		Other	2,263,478	0.3

			8,801,346	1.2

FOOD, BEVERAGE & TOBACCO
68,627		Coca-Cola Co	3,763,505	0.6
24,575		PepsiCo, Inc	3,644,472	0.6
		Other	12,780,650	1.8

			20,188,627	3.0

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	69

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
30,784		Abbott Laboratories	$3,370,540	0.5%
23,865		Medtronic plc	2,795,546	0.4
16,771		UnitedHealth Group, Inc	5,881,254	0.9
		Other	31,589,661	4.6

			43,637,001	6.4

HOUSEHOLD & PERSONAL PRODUCTS
43,333		Procter & Gamble Co	6,029,354	0.9
		Other	4,532,199	0.7

			10,561,553	1.6

INSURANCE			13,835,432	2.0

MATERIALS			19,157,205	2.8

MEDIA & ENTERTAINMENT
5,347	*	Alphabet, Inc (Class A)	9,371,366	1.4
5,174	*	Alphabet, Inc (Class C)	9,064,227	1.4
80,428		Comcast Corp (Class A)	4,214,427	0.6
42,716	*	Facebook, Inc	11,668,303	1.7
7,584	*	Netflix, Inc	4,100,896	0.6
32,247	*	Walt Disney Co	5,842,511	0.9
		Other	12,287,089	1.7

			56,548,819	8.3

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
31,367		AbbVie, Inc	3,360,974	0.5
40,584		Bristol-Myers Squibb Co	2,517,426	0.4
15,104		Eli Lilly & Co	2,550,159	0.4
46,882		Johnson & Johnson	7,378,289	1.1
44,984		Merck & Co, Inc	3,679,691	0.6
99,199		Pfizer, Inc	3,651,515	0.6
7,037		Thermo Fisher Scientific, Inc	3,277,694	0.5
		Other	24,237,168	3.4

			50,652,916	7.5

REAL ESTATE			21,437,757	3.2

RETAILING
7,543	*	Amazon.com, Inc	24,567,023	3.6
19,087		Home Depot, Inc	5,069,889	0.8
		Other	17,645,346	2.6

			47,282,258	7.0

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
6,958		Broadcom, Inc	3,046,560	0.5
72,784		Intel Corp	3,626,099	0.5
10,526		NVIDIA Corp	5,496,677	0.8
20,151		QUALCOMM, Inc	3,069,803	0.5
16,316		Texas Instruments, Inc	2,677,945	0.4
		Other	14,682,004	2.2

			32,599,088	4.9

70	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2020

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES
11,398		Accenture plc		$2,977,272	0.5%
8,581	*	Adobe, Inc		4,291,530	0.6
15,719		Mastercard, Inc (Class A)		5,610,740	0.8
133,241		Microsoft Corp		29,635,463	4.4
20,897	*	PayPal Holdings, Inc		4,894,077	0.7
15,564	*	salesforce.com, Inc		3,463,457	0.5
29,998		Visa, Inc (Class A)		6,561,463	1.0
		Other		42,813,254	6.3

				100,247,256	14.8

TECHNOLOGY HARDWARE & EQUIPMENT
287,073		Apple, Inc		38,091,716	5.6
75,223		Cisco Systems, Inc		3,366,229	0.5
		Other		8,877,399	1.3

				50,335,344	7.4

TELECOMMUNICATION SERVICES
126,019		AT&T, Inc		3,624,306	0.5
73,569		Verizon Communications, Inc		4,322,179	0.7
		Other		2,201,962	0.3

				10,148,447	1.5

TRANSPORTATION
12,071		Union Pacific Corp		2,513,424	0.4
		Other		11,194,408	1.6

				13,707,832	2.0

UTILITIES
35,016		NextEra Energy, Inc		2,701,484	0.4
		Other		15,255,830	2.2

				17,957,314	2.6

		TOTAL COMMON STOCKS	(Cost $256,093,920)	675,704,820	99.6

RIGHTS / WARRANTS
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				44	0.0

		TOTAL RIGHTS / WARRANTS	(Cost $24)	44	0.0

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT				1,999,911	0.3

REPURCHASE AGREEMENT				880,000	0.1

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	71

Summary portfolio of investments	concluded

Stock Index Fund  ▪  December 31, 2020

Shares		Company		Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2,293,283	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.080%	$2,293,283	0.3%

				2,293,283	0.3

		TOTAL SHORT-TERM INVESTMENTS	(Cost $5,173,168)	5,173,194	0.7

		TOTAL PORTFOLIO	(Cost $261,267,112)	680,878,058	100.3
		OTHER ASSETS & LIABILITIES, NET		(2,145,981)	(0.3)

		NET ASSETS		$678,732,077	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/20, the aggregate value of securities on loan is $3,436,389. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2020 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

S&P 500 E Mini Index	13	03/19/21	$2,405,476	$2,436,720	$31,244

72	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

COMMON STOCKS
AUSTRALIA
52,221		BHP Billiton Ltd	$1,706,297	1.4%
29,522		Commonwealth Bank of Australia	1,876,477	1.5
5,876		CSL Ltd	1,283,862	1.0
72,126		Fortescue Metals Group Ltd	1,302,769	1.1
30,587		Rio Tinto plc	2,302,378	1.9
		Other	957,076	0.8

			9,428,859	7.7

BRAZIL			1,314,209	1.1

CHINA			3,080,612	2.5

DENMARK
13,471		DSV AS	2,263,960	1.9
10,449	g	Orsted AS	2,137,919	1.7

			4,401,879	3.6

FINLAND			1,036,927	0.9

FRANCE
26,532		Airbus SE	2,911,731	2.4
38,991		BNP Paribas S.A.	2,058,420	1.7
36,086		Compagnie de Saint-Gobain	1,659,681	1.4
108,932		Credit Agricole S.A.	1,377,110	1.1
7,651		Dassault Systemes S.A.	1,551,772	1.3
11,516		Essilor International S.A.	1,794,589	1.5
2,430		Kering	1,763,532	1.4
18,831		Schneider Electric S.A.	2,721,596	2.2
13,854		Vinci S.A.	1,379,988	1.1
		Other	911,438	0.7

			18,129,857	14.8

GERMANY
4,547		Adidas-Salomon AG.	1,654,220	1.3
17,525		HeidelbergCement AG.	1,304,832	1.1
95,045		Infineon Technologies AG.	3,629,636	3.0
18,144		Lanxess AG.	1,379,863	1.1
34,736		RWE AG.	1,469,584	1.2
23,503		Siemens AG.	3,385,523	2.8
		Other	2,110,936	1.7

			14,934,594	12.2

HONG KONG
40,999		Hong Kong Exchanges and Clearing Ltd	2,248,865	1.8

			2,248,865	1.8

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	73

Summary portfolio of investments	continued

International Equity Fund  ▪  December 31, 2020

Shares		Company	Value	% of net assets

IRELAND
44,310		CRH plc	$1,884,352	1.5%

			1,884,352	1.5

ITALY
138,230		Enel S.p.A.	1,406,453	1.1
27,171		Moncler S.p.A	1,670,489	1.4
		Other	728,124	0.6

			3,805,066	3.1

JAPAN
83,100		Daiichi Sankyo Co Ltd	2,847,852	2.3
8,184		Daikin Industries Ltd	1,820,670	1.5
56,851	*	Hitachi Ltd	2,243,869	1.8
19,600		Kao Corp	1,514,221	1.3
5,774		Nintendo Co Ltd	3,706,568	3.0
49,300		Recruit Holdings Co Ltd	2,070,745	1.7
45,792		Sony Corp	4,614,368	3.8
33,983		Toyota Motor Corp	2,622,470	2.2
		Other	3,482,734	2.8

			24,923,497	20.4

KOREA, REPUBLIC OF
1,670	*	LG Chem Ltd	1,269,895	1.0

			1,269,895	1.0

NETHERLANDS
6,764		ASML Holding NV	3,274,973	2.7
224,891		ING Groep NV	2,091,000	1.7

			5,365,973	4.4

RUSSIA			1,914,885	1.6

SPAIN			889,492	0.7

SWITZERLAND
130,070		Credit Suisse Group	1,679,317	1.4
3,054		Lonza Group AG.	1,967,285	1.6
21,515		Nestle S.A.	2,543,315	2.1
8,105		Roche Holding AG.	2,822,959	2.3
		Other	197,017	0.1

			9,209,893	7.5

TAIWAN
14,011		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,527,759	1.3

			1,527,759	1.3

74	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Fund  ▪  December 31, 2020

Shares		Company		Value	% of net assets

UNITED KINGDOM
28,903		Ashtead Group plc		$1,361,360	1.1%
24,040		AstraZeneca plc		2,397,107	2.0
991,789		Barclays plc		1,989,621	1.6
39,977		British American Tobacco plc		1,484,621	1.2
7,508		Linde plc (Xetra)		1,979,683	1.6
15,960		Reckitt Benckiser Group plc		1,424,498	1.2
558,609		Tesco plc		1,762,840	1.4
136,469	*	THG Holdings Ltd		1,455,647	1.2
		Other		1,034,449	0.9

				14,889,826	12.2

UNITED STATES				2,012,386	1.6

		TOTAL COMMON STOCKS	(Cost $99,135,374)	122,268,826	99.9

		TOTAL PORTFOLIO	(Cost $99,135,374)	122,268,826	99.9
		OTHER ASSETS & LIABILITIES, NET		177,155	0.1

		NET ASSETS		$122,445,981	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/20, the aggregate value of these securities, including those in “Other,” is $3,251,871 or 2.7% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	75

Summary of market values by sector (unaudited)

International Equity Fund  ▪  December 31, 2020

Sector	Value	% of net assets
FINANCIALS	$20,172,096	16.6%
CONSUMER DISCRETIONARY	20,090,480	16.4
INDUSTRIALS	20,005,922	16.3
INFORMATION TECHNOLOGY	14,435,085	11.8
MATERIALS	13,603,693	11.1
HEALTH CARE	12,433,016	10.2
CONSUMER STAPLES	9,264,844	7.6
UTILITIES	5,903,448	4.8
COMMUNICATION SERVICES	5,323,315	4.3
ENERGY	1,036,927	0.8
OTHER ASSETS & LIABILITIES, NET	177,155	0.1

NET ASSETS	$122,445,981	100.0%

76	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Core Bond Fund  ▪   December 31, 2020

Principal	Issuer		Value	% of net assets

BANK LOAN OBLIGATIONS
CAPITAL GOODS			$130,774	0.1%

COMMERCIAL & PROFESSIONAL SERVICES			228,113	0.1

CONSUMER SERVICES			90,412	0.0

DIVERSIFIED FINANCIALS			33,911	0.0

ENERGY			121,746	0.1

FOOD, BEVERAGE & TOBACCO			274,479	0.1

HEALTH CARE EQUIPMENT & SERVICES			480,965	0.2

HOUSEHOLD & PERSONAL PRODUCTS			34,935	0.0

INSURANCE			192,739	0.1

MATERIALS			342,027	0.2

MEDIA & ENTERTAINMENT			243,036	0.1

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			233,700	0.1

REAL ESTATE			96,098	0.1

RETAILING			24,645	0.0

SOFTWARE & SERVICES			232,840	0.1

TECHNOLOGY HARDWARE & EQUIPMENT			181,413	0.1

TRANSPORTATION			79,081	0.0

UTILITIES			32,944	0.0

	TOTAL BANK LOAN OBLIGATIONS	(Cost $3,086,891)	3,053,858	1.4

BONDS

CORPORATE BONDS
AUTOMOBILES & COMPONENTS			700,120	0.3

BANKS
$ 1,775,000	Bank of America Corp	2.456%–2.496%, 10/22/2025–02/13/2031	1,886,756	0.9
2,250,000	Bank of America Corp	1.197%–6.100%, 08/01/25–N/A‡	2,418,073	1.1
775,000	Citigroup, Inc	2.666%, 01/29/31	830,971	0.4
510,000	HSBC Holdings plc	4.292%, 09/12/26	581,116	0.3
600,000	JPMorgan Chase & Co	2.739%, 10/15/30	652,918	0.3
	Other		12,937,922	5.9

			19,307,756	8.9

CAPITAL GOODS			2,710,573	1.2

COMMERCIAL & PROFESSIONAL SERVICES			699,789	0.4

CONSUMER DURABLES & APPAREL			8,802	0.0

CONSUMER SERVICES			902,770	0.4

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	77

Summary portfolio of investments	continued

Core Bond Fund  ▪   December 31, 2020

Principal		Issuer		Value	% of net assets

DIVERSIFIED FINANCIALS
$ 900,000		General Motors Financial Co, Inc	3.450%, 01/14/22	$924,061	0.4%
700,000		Morgan Stanley	3.125%, 07/27/26	783,868	0.4
		Other		6,564,588	3.0

				8,272,517	3.8

ENERGY				7,763,402	3.7

FOOD & STAPLES RETAILING				1,369,682	0.6

FOOD, BEVERAGE & TOBACCO				3,329,757	1.5

HEALTH CARE EQUIPMENT & SERVICES				4,817,897	2.2

HOUSEHOLD & PERSONAL PRODUCTS				7,298	0.0

INSURANCE				4,369,902	2.0

MATERIALS				3,579,441	1.7

MEDIA & ENTERTAINMENT
600,000		Charter Communications Operating LLC	4.800%, 03/01/50	715,910	0.3
2,150,000		Comcast Corp	1.500%–4.150%, 04/15/24–08/15/52	2,340,612	1.0
		Other		3,097,913	1.5

				6,154,435	2.8

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				4,183,071	1.9

REAL ESTATE				5,614,746	2.5

RETAILING				1,165,210	0.5

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT				785,705	0.4

SOFTWARE & SERVICES				1,952,923	0.9

TECHNOLOGY HARDWARE & EQUIPMENT
575,000		Apple, Inc	2.050%, 09/11/26	614,703	0.3
		Other		618,202	0.3

				1,232,905	0.6

TELECOMMUNICATION SERVICES
2,226,000	g	AT&T, Inc	2.250%–4.500%, 03/01/29–09/15/59	2,386,764	1.1
		Other		2,828,855	1.3

				5,215,619	2.4

TRANSPORTATION				1,262,768	0.6

UTILITIES				6,467,903	2.9

		TOTAL CORPORATE BONDS	(Cost $84,201,487)	91,874,991	42.2

78	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Core Bond Fund  ▪   December 31, 2020

Principal		Issuer		Value	% of net assets

GOVERNMENT BONDS
FOREIGN GOVERNMENT BONDS				$7,324,450	3.4%

MORTGAGE BACKED
$ 1,677,737		Federal Home Loan Mortgage Corp (FHLMC)	3.000%, 11/01/49	1,801,790	0.8
636,206		Federal Home Loan Mortgage Corp Gold (FGLMC)	3.500%, 08/01/45	699,030	0.3
830,661		FGLMC	3.500%, 10/01/45	908,296	0.4
944,591		FGLMC	3.000%, 02/01/47	998,958	0.5
2,402,763		FGLMC	3.500%–5.000%, 06/01/36–08/01/48	2,640,806	1.2
2,000,000	h	Federal National Mortgage Association (FNMA)	2.000%, 01/25/36	2,090,639	1.0
1,000,000	h	FNMA	2.500%, 01/25/36	1,042,861	0.5
791,703		FNMA	3.000%, 12/25/45	821,599	0.4
790,394		FNMA	3.000%, 02/25/48	841,112	0.4
624,996		FNMA	4.500%, 03/01/48	694,443	0.3
907,204		FNMA	3.500%, 04/01/48	961,200	0.4
1,082,470		FNMA	2.500%, 10/01/50	1,141,907	0.5
2,972,178		FNMA	2.500%, 11/01/50	3,135,378	1.4
3,900,000	h	FNMA	2.000%, 01/25/51	4,050,663	1.9
1,000,000	h	FNMA	2.500%, 01/25/51	1,053,983	0.5
1,250,000	h	FNMA	2.000%, 02/25/51	1,295,994	0.6
2,175,000		FNMA	3.000%, 02/25/51	2,280,509	1.1
9,220,238	i	FNMA	0.000%–7.500%, 08/01/21–07/01/50	9,768,478	4.7
2,500,000		Government National Mortgage Association (GNMA)	2.000%, 01/20/51	2,613,962	1.2
3,800,000		GNMA	2.500%, 01/20/51	4,021,916	1.8
3,200,000		GNMA	3.000%, 02/20/51	3,347,843	1.5
		Other		2,721,856	1.1

				48,933,223	22.5

MUNICIPAL BONDS
1,400,000		State of Illinois	5.100%, 06/01/33	1,506,694	0.7
		Other		3,436,928	1.6

				4,943,622	2.3

U.S. TREASURY SECURITIES
800,000		United States Treasury Bond	3.125%, 11/15/41	1,044,625	0.5
2,785,700		United States Treasury Bond	3.000%, 11/15/45	3,618,472	1.7
1,865,000		United States Treasury Bond	2.875%, 11/15/46	2,378,166	1.1
765,000		United States Treasury Bond	3.000%, 05/15/47	999,909	0.5
1,032,420	k	United States Treasury Inflation Indexed Bonds	0.500%, 04/15/24	1,106,496	0.5
5,225,000		United States Treasury Note	0.375%, 11/30/25	5,231,123	2.4
1,080,000		United States Treasury Note	0.500%, 10/31/27	1,071,056	0.5
807,000		United States Treasury Note	1.250%, 05/15/50	730,461	0.3
		Other		545,152	0.2

				16,725,460	7.7

		TOTAL GOVERNMENT BONDS	(Cost $74,085,345)	77,926,755	35.9

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	79

Summary portfolio of investments	continued

Core Bond Fund  ▪   December 31, 2020

Principal		Issuer		Value	% of net assets

STRUCTURED ASSETS
ASSET BACKED
$ 923,642	g	Capital Automotive REIT
		Series—2014 1A (Class A)	3.660%, 10/15/44	$926,203	0.4%
		Other		16,141,301	7.4

				17,067,504	7.8

OTHER MORTGAGE BACKED
745,447		COMM Mortgage Trust
		Series—2012 CR4 (Class A3)	2.853%, 10/15/45	767,244	0.4
1,000,000	g,i	COMM Mortgage Trust
		Series—2013 CR8 (Class B)	3.950%, 06/10/46	1,044,975	0.5
550,000	i	COMM Mortgage Trust
		Series—2015 CR23 (Class B)	4.183%, 05/10/48	598,929	0.3
600,000	i	COMM Mortgage Trust
		Series—2015 LC23 (Class AM)	4.158%, 10/10/48	671,606	0.3
1,000,000	g,i	DBUBS Mortgage Trust
		Series—2011 LC2A (Class D)	5.487%, 07/10/44	955,842	0.4
680,000		JPMBB Commercial Mortgage Securities Trust
		Series—2014 C21 (Class A5)	3.775%, 08/15/47	746,081	0.4
1,850,000	i	JPMBB Commercial Mortgage Securities Trust	3.917%–4.619%, 05/15/48–08/15/48	2,026,680	1.0
595,534	g,i	Sequoia Mortgage Trust
		Series—2019 4 (Class A1)	3.500%, 11/25/49	606,907	0.3
675,000	g,i	UBS-Barclays Commercial Mortgage Trust
		Series—2013 C6 (Class B)	3.875%, 04/10/46	671,331	0.3
		Other		10,285,925	4.5

				18,375,520	8.4

		TOTAL STRUCTURED ASSETS	(Cost $34,620,351)	35,443,024	16.2

		TOTAL BONDS	(Cost $192,907,183)	205,244,770	94.3

Shares		Company
COMMON STOCKS
MEDIA & ENTERTAINMENT				42,542	0.0

		TOTAL COMMON STOCKS	(Cost $63,509)	42,542	0.0

PREFERRED STOCKS
BANKS				292,043	0.1

		TOTAL PREFERRED STOCKS	(Cost $659,550)	292,043	0.1

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$ 7,539,000		Federal Home Loan Bank (FHLB)	0.067%–0.080%, 01/20/21	7,538,765	3.4
11,919,000		FHLB	0.080%, 01/27/21	11,918,467	5.5

80	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Core Bond Fund  ▪   December 31, 2020

Principal		Issuer		Value	% of net assets

GOVERNMENT AGENCY DEBT—continued
$ 5,000,000		FHLB	0.080%, 02/03/21	$4,999,667	2.3%
		Other		139,996	0.1

				24,596,895	11.3

REPURCHASE AGREEMENT
4,985,000	r	Fixed Income Clearing Corp (FICC)	0.050%, 01/04/21	4,985,000	2.3

				4,985,000	2.3

TREASURY DEBT
EGP 3,275,000		Egypt Treasury Bill	0.000%, 5/25/21	198,522	0.1

				198,522	0.1

		TOTAL SHORT-TERM INVESTMENTS	(Cost $29,780,748)	29,780,417	13.7

		TOTAL PORTFOLIO	(Cost $226,497,881)	238,413,630	109.5
		OTHER ASSETS & LIABILITIES, NET		(20,590,393)	(9.5)

		NET ASSETS		$217,823,237	100.0%

Abbreviation(s):

EGP	Egyptian Pound
REIT	Real Estate Investment Trust

‡	Perpetual security
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/20, the aggregate value of these securities, including those in “Other,” is $49,868,695 or 22.9% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
r	Agreement with Fixed Income Clearing Corporation, 0.050% dated 12/31/20 to be repurchased at $4,985,000 on 1/4/21, collateralized by U.S. Treasury Notes valued at $5,084,723.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	81

Summary portfolio of investments

Money Market Fund  ▪  December 31, 2020

Principal		Issuer		Value	% net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$ 1,500,000		Federal Home Loan Bank (FHLB)	0.010%, 01/04/21	$1,499,989	1.3%
2,275,000		FHLB	0.010%, 01/13/21	2,274,921	2.0
3,200,000		FHLB	0.010%, 01/27/21	3,199,804	2.8
2,000,000		FHLB	0.010%, 02/05/21	1,999,780	1.7
1,264,000		FHLB	0.010%, 02/19/21	1,263,845	1.1
2,723,000		FHLB	0.010%, 02/24/21	2,722,647	2.4
1,640,000		FHLB	0.010%, 03/09/21	1,639,698	1.4
2,000,000		FHLB	0.010%, 03/17/21	1,999,629	1.7
3,433,000		FHLB	0.010%, 03/19/21	3,432,343	3.0
7,390,000		FHLB	0.010%–0.010%, 01/19/21–05/28/21	8,739,009	7.6

				28,771,665	25.0

REPURCHASE AGREEMENT
1,975,000	r	Fixed Income Clearing Corp (FICC)	0.050%, 01/04/21	1,975,000	1.7

				1,975,000	1.7

TREASURY DEBT
4,070,000		United States Cash Management Bill	0.010%, 01/05/21	4,069,958	3.5
1,452,000		United States Cash Management Bill	0.010%, 01/12/21	1,451,958	1.3
2,666,000		United States Cash Management Bill	0.010%, 02/09/21	2,665,732	2.3
1,450,000		United States Cash Management Bill	0.010%, 02/16/21	1,449,862	1.3
1,452,000		United States Cash Management Bill	0.010%, 02/23/21	1,451,795	1.3
2,999,000		United States Cash Management Bill	0.010%, 03/02/21	2,998,587	2.6
3,338,000		United States Cash Management Bill	0.010%, 03/16/21	3,337,383	2.9
5,271,000		United States Cash Management Bill	0.010%, 03/23/21	5,270,025	4.6
1,911,000		United States Cash Management Bill	0.010%, 04/06/21	1,910,534	1.7
4,332,000		United States Cash Management Bill	0.010%, 04/27/21	4,330,795	3.8
3,351,000		United States Cash Management Bill	0.010%–0.010%, 01/26/21–04/13/21	3,350,459	2.9
1,445,000		United States Treasury Bill	0.010%, 01/14/21	1,444,951	1.3
1,269,000		United States Treasury Bill	0.010%, 01/21/21	1,268,950	1.1
3,280,000		United States Treasury Bill	0.010%, 01/28/21	3,279,801	2.9
1,846,000		United States Treasury Bill	0.010%, 02/02/21	1,845,832	1.6
4,239,000		United States Treasury Bill	0.010%, 02/04/21	4,238,603	3.7
3,500,000		United States Treasury Bill	0.010%, 02/11/21	3,499,598	3.0
3,152,000		United States Treasury Bill	0.010%, 02/18/21	3,151,578	2.7
4,118,000		United States Treasury Bill	0.010%, 02/25/21	4,117,381	3.6
2,000,000		United States Treasury Bill	0.010%, 03/04/21	1,999,681	1.7
1,500,000		United States Treasury Bill	0.010%, 03/11/21	1,499,761	1.3
2,000,000		United States Treasury Bill	0.010%, 03/18/21	1,999,663	1.7
2,421,000		United States Treasury Bill	0.010%, 04/01/21	2,420,584	2.1
1,527,000		United States Treasury Bill	0.010%–0.010%, 03/25/21–04/29/21	1,526,626	1.3

				64,580,097	56.2

VARIABLE RATE SECURITIES
1,000,000	i	Federal Agricultural Mortgage Corp (FAMC), SOFR + 0.070%	0.160%, 02/08/21	1,000,000	0.9
1,000,000	i	Federal Farm Credit Bank (FFCB), SOFR + 0.040%	0.130%, 08/04/21	1,000,000	0.9
1,000,000	i	FFCB, SOFR + 0.055%	0.145%, 10/15/21	1,000,000	0.9

82	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Money Market Fund  ▪  December 31, 2020

Principal		Issuer		Value	% net assets

$ 1,000,000	i	FFCB, SOFR + 0.070%	0.160%, 02/17/22	$1,000,000	0.9%
1,000,000	i	FFCB, SOFR + 0.040%	0.130%, 06/01/22	999,964	0.8
1,000,000	i	FFCB, SOFR + 0.190%	0.280%, 07/14/22	1,000,000	0.9
1,725,000	i	Federal Farm Credit Bank (FFCB), SOFR + 0.045%–US Treasury Bill 3 M + 0.160%	0.135%–0.255%, 01/19/21–10/21/22	1,724,913	1.5
1,000,000	i	Federal Home Loan Bank (FHLB), SOFR + 0.030%	0.120%, 01/11/21	1,000,000	0.9
1,000,000	i	FHLB, SOFR + 0.040%	0.130%, 02/26/21	1,000,000	0.9
2,500,000	i	FHLB, SOFR + 0.230%	0.320%, 04/13/21	2,500,000	2.2
1,000,000	i	FHLB, SOFR + 0.070%	0.160%, 04/21/21	1,000,000	0.8
2,000,000	i	FHLB, SOFR + 0.120%	0.210%, 10/13/21	2,000,000	1.7
1,000,000	i	FHLB, SOFR + 0.065%	0.155%, 12/21/21	1,000,000	0.9
1,000,000	i	FHLB, SOFR + 0.080%	0.170%, 02/22/22	1,000,000	0.8
1,000,000	i	FHLB, SOFR + 0.055%	0.145%, 05/13/22	1,000,000	0.9
1,000,000	i	FHLB, SOFR + 0.085%	0.175%, 10/05/22	1,000,000	0.8
3,000,000	i	Federal Home Loan Bank (FHLB)	0.100%–0.180%, 01/28/21–12/08/22	1,650,000	1.4
1,000,000	i	Federal Home Loan Mortgage Corp (FHLMC), SOFR + 0.030%	0.120%, 02/24/21	1,000,000	0.9
1,000,000	i	FHLMC, SOFR + 0.095%	0.185%, 08/19/22	1,000,000	0.9
2,000,000	i	Federal National Mortgage Association (FNMA), SOFR + 0.050%	0.140%, 03/04/21	2,000,000	1.7

				24,874,877	21.6

		TOTAL SHORT-TERM INVESTMENTS	(Cost $120,201,639)	120,201,639	104.5

		TOTAL PORTFOLIO	(Cost $120,201,639)	120,201,639	104.5
		OTHER ASSETS & LIABILITIES, NET		(5,162,784)	(4.5)

		NET ASSETS		$115,038,855	100.0%

Abbreviation(s):

M Month

SOFR	Secure Overnight Financing Rate

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
r	Agreement with Fixed Income Clearing Corporation, 0.050% dated 12/31/20 to be repurchased at $1,975,000 on 1/4/21, collateralized by U.S. Treasury Notes valued at $2,014,538.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	83

Portfolio of investments

Balanced Fund  ▪  December 31, 2020

Shares	Security		Value	% of net assets

TIAA-CREF LIFE FUNDS—100.0% a
FIXED INCOME—49.4%
3,298,273	TIAA-CREF Life Core Bond Fund		$36,610,836	49.4%

TOTAL FIXED INCOME			36,610,836	49.4

INTERNATIONAL EQUITY—10.1%
815,108	TIAA-CREF Life International Equity Fund		7,515,292	10.1

TOTAL INTERNATIONAL EQUITY			7,515,292	10.1

U.S. EQUITY—40.5%
319,406	TIAA-CREF Life Growth Equity Fund		6,988,602	9.4
350,942	TIAA-CREF Life Growth & Income Fund		7,510,165	10.1
429,004	TIAA-CREF Life Large-Cap Value Fund		6,520,868	8.8
103,694	TIAA-CREF Life Real Estate Securities Fund		1,506,668	2.1
106,223	TIAA-CREF Life Small-Cap Equity Fund		1,498,807	2.0
180,929	TIAA-CREF Life Stock Index Fund		5,994,176	8.1

TOTAL U.S. EQUITY			30,019,286	40.5

	TOTAL TIAA-CREF LIFE FUNDS	(Cost $59,405,120)	74,145,414	100.0

	TOTAL PORTFOLIO	(Cost $59,405,120)	74,145,414	100.0
	OTHER ASSETS & LIABILITIES, NET		12,052	0.0

	NET ASSETS		$74,157,466	100.0%

a	The Fund Invest its assets in the affiliated TIAA-CREF Life Funds.

84	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Life Funds ▪ 2020 Annual Report	85

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2020

Growth Equity Fund

ASSETS
Portfolio investments, at value*†	$166,904,331
Cash	3,981
Receivable from securities transactions	—
Receivable from Fund shares sold	42,278
Dividends and interest receivable	23,967
Due from affiliates	619
Receivable for variation margin on open futures contracts	—
Other	16,619

Total assets	166,991,795

LIABILITIES
Management fees payable	61,651
Due to affiliates	770
Overdraft payable	—
Payable for collateral for securities loaned	81,403
Payable for securities transactions	34,373
Payable for Fund shares redeemed	327,052
Written optionsà	—
Payable for trustee compensation	10,095
Accrued expenses and other payables	41,225

Total liabilities	556,569

NET ASSETS	$166,435,226

NET ASSETS CONSIST OF:
Paid-in-capital	$70,595,480
Total distributable earnings (loss)	95,839,746

NET ASSETS	$166,435,226

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,607,577

Net asset value per share	$21.88

* Includes securities loaned of	$335,269
† Portfolio investments, cost	$102,978,344
à Written options premiums	$—

86	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$177,601,252	$73,936,321	$80,643,633	$61,010,269	$82,033,975
—	760	4,546	—	—
833,765	—	272,269	—	62,677
8,575	834	2,857	958	—
102,983	54,055	384,179	40,875	57,738
1,572	4,880	3,484	6,181	4,176
—	—	—	72,780	13,831
23,132	13,967	15,698	8,002	8,069

178,571,279	74,010,817	81,326,666	61,139,065	82,180,466

66,512	27,581	33,623	22,922	10,176
771	734	745	721	736
157,912	—	—	71,777	7,461
542,275	—	—	595,661	200,881
47,523	—	375,511	—	—
292,508	122,909	69,153	147,058	112,862
242,248	—	—	—	—
15,472	10,668	11,639	8,017	8,110
52,553	20,196	19,668	38,637	27,830

1,417,774	182,088	510,339	884,793	368,056

$177,153,505	$73,828,729	$80,816,327	$60,254,272	$81,812,410

$89,772,301	$55,538,749	$51,923,645	$47,409,297	$43,254,670
87,381,204	18,289,980	28,892,682	12,844,975	38,557,740

$177,153,505	$73,828,729	$80,816,327	$60,254,272	$81,812,410

8,279,360	4,857,912	5,561,784	4,269,297	4,381,800

$21.40	$15.20	$14.53	$14.11	$18.67

$617,617	$—	$—	$1,050,198	$574,821
$94,661,819	$53,835,266	$52,706,654	$45,410,630	$46,845,809
$440,508	$—	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	87

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2020

Stock Index Fund

ASSETS
Portfolio investments, at value*†	$680,878,058
Affiliated investments, at value‡	—
Cash§	—
Receivable from securities transactions	5,953
Receivable for delayed delivery securities	—
Receivable from Fund shares sold	227,699
Dividends and interest receivable	529,612
Due from affiliates	—
Receivable for variation margin on open futures contracts	31,273
Other	38,156

Total assets	681,710,751

LIABILITIES
Management fees payable	33,901
Due to affiliates	2,263
Overdraft payable	14,042
Payable for collateral for securities loaned	2,293,283
Payable for securities transactions	—
Payable for delayed delivery securities	—
Payable for Fund shares redeemed	546,177
Payable for trustee compensation	38,138
Accrued expenses and other payables	50,870

Total liabilities	2,978,674

NET ASSETS	$678,732,077

NET ASSETS CONSIST OF:
Paid-in-capital	$257,239,163
Total distributable earnings (loss)	421,492,914

NET ASSETS	$678,732,077

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	20,485,508

Net asset value per share	$33.13

* Includes securities loaned of	$3,436,389
† Portfolio investments, cost	$261,267,112
‡ Affiliated investments, cost	$—
§ Includes cash collateral for mortgage dollar rolls of	$—

88	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Core Bond Fund	Money Market Fund	Balanced Fund

$122,268,826	$238,413,630	$120,201,639	$—
—	—	—	74,145,414
—	933,007	2,294	60,155
249,257	56,532	—	405,946
—	8,292,907	—	—
827	391,939	16,477	3,880
287,724	1,147,209	6,917	—
3,353	5,232	9,366	5,060
—	—	—	—
19,510	29,895	—	3,207

122,829,497	249,270,351	120,236,693	74,623,662

50,902	55,016	10,184	6,209
752	821	734	803
125	—	—	—
—	—	—	—
—	39,900	—	391,939
—	31,244,326
265,876	17,842	5,148,230	54,530
13,108	22,892	—	3,235
52,753	66,317	38,690	9,480

383,516	31,447,114	5,197,838	466,196

$122,445,981	$217,823,237	$115,038,855	$74,157,466

$104,717,457	$197,047,524	$115,025,152	$57,505,706
17,728,524	20,775,713	13,703	16,651,760

$122,445,981	$217,823,237	$115,038,855	$74,157,466

13,275,076	19,622,340	115,022,798	5,464,108

$9.22	$11.10	$1.00	$13.57

$—	$—	$—	$—
$99,135,374	$226,497,881	$120,201,639	$—
$—	$—	$—	$59,405,120
$—	$960,000	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	89

Statements of operations

TIAA-CREF Life Funds  ▪  For the year ended December 31, 2020

Growth Equity Fund

INVESTMENT INCOME
Dividends*	$953,383
Payment from affiliate	20,676
Income from securities lending	4,360
Interest*	4,041

Total income	982,460

EXPENSES
Management fees	600,545
Shareholder servicing	2,695
Custody and accounting fees	41,688
Professional fees	21,769
Administrative service fees	19,099
Shareholder reports	12,139
Trustee fees and expenses	1,642
Other expenses	17,262

Total expenses	716,839
Less: Expenses reimbursed by the investment adviser	(22,743)

Net expenses	694,096

Net investment income (loss)	288,364

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	31,990,844
Purchased options	2,412
Written options	5,162
Futures contracts	—
Foreign currency transactions	(2,618)

Net realized gain (loss) on total investments	31,995,800

Change in unrealized appreciation (depreciation) on:
Portfolio investments	18,841,563
Purchased options	—
Written options	—
Futures contracts	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(4,352)

Net change in unrealized appreciation (depreciation) on total investments and from unaffiliated investments	18,837,211

Net realized and unrealized gain (loss) on total investments	50,833,011

Net increase (decrease) in net assets from operations	$51,121,375

* Net of foreign withholding taxes of	$8,908
‡ Includes net realized gain (loss) from securities sold to affiliates of	$7,920,998

90	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$2,218,346	$1,517,379	$1,851,898	$473,100	$1,101,746
24,579	10,217	13,229	—	—
4,053	—	—	26,435	4,782
2,393	1,239	3,545	8,227	986

2,249,371	1,528,835	1,868,672	507,762	1,107,514

688,026	290,562	383,962	216,713	103,737
3,039	2,629	2,693	2,289	2,973
51,409	32,126	20,287	38,492	26,289
22,840	21,061	22,451	18,141	14,522
19,374	18,241	18,414	17,997	18,300
13,658	13,331	10,422	8,620	9,581
1,974	865	1,027	618	886
20,054	16,672	17,599	22,101	31,520

820,374	395,487	476,855	324,971	207,808
(25,204)	(59,670)	(39,081)	(75,165)	(55,603)

795,170	335,817	437,774	249,806	152,205

1,454,201	1,193,018	1,430,898	257,956	955,309

3,651,146	(1,985,982)	(345,548)	(3,236,530)	2,274,325
40,003	—	—	—	—
(143,361)	—	—	—	—
—	—	—	314,604	140,654
(313)	—	(88)	—	—

3,547,475	(1,985,982)	(345,636)	(2,921,926)	2,414,979

24,854,415	2,754,737	(438,735)	9,597,472	10,430,440
(5,585)	—	—	—	—
91,939	—	—	—	—
—	—	—	72,598	9,572
499	87	—	—	—

24,941,268	2,754,824	(438,735)	9,670,070	10,440,012

28,488,743	768,842	(784,371)	6,748,144	12,854,991

$29,942,944	$1,961,860	$646,527	$7,006,100	$13,810,300

$8,517	$981	$—	$1,154	$55
$(40,230)	$7,701	$—	$(11,880)	$16,614

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	91

Statements of operations

TIAA-CREF Life Funds  ▪  For the year ended December 31, 2020

Stock Index Fund

INVESTMENT INCOME
Dividends:
Unaffiliated investments*	$9,552,974
Affiliated investments	—
Payment from affiliate	—
Income from securities lending	75,793
Interest*	10,303

Total income	9,639,070

EXPENSES
Management fees	345,629
Shareholder servicing	2,899
Custody and accounting fees	35,278
Professional fees	43,121
Administrative service fees	24,881
Shareholder reports	37,090
Trustee fees and expenses	7,466
Other expenses	26,009

Total expenses	522,373
Less: Expenses reimbursed by the investment adviser	(3,861)

Net expenses	518,512

Net investment income (loss)	9,120,558

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments:
Unaffiliated investments‡	1,960,643
Affiliated investments	—
Futures contracts	461,327
Forward foreign currency contracts	—
Swap contracts	—
Foreign currency transactions	—
Realized gain distributions from affiliated investments	—

Net realized gain (loss) on total investments	2,421,970

Change in unrealized appreciation (depreciation) on:
Portfolio investments:
Unaffiliated investments	105,547,449
Affiliated investments	—
Futures contracts	14,772
Swap contracts	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—

Net change in unrealized appreciation (depreciation) on total investments and from unaffiliated and affiliated investments	105,562,221

Net realized and unrealized gain (loss) on total investments	107,984,191

Net increase (decrease) in net assets from operations	$117,104,749

* Net of foreign withholding taxes of	$836
‡ Includes net realized gain (loss) from securities sold to affiliates of	$68,130

92	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Core Bond Fund	Money Market Fund	Balanced Fund

$2,106,973	$—	$—	$—
—	—	—	1,435,524
20,747	—	—	—
2,671	—	—	—
12,998	5,901,841	615,815	145

2,143,389	5,901,841	615,815	1,435,669

506,566	617,226	119,369	66,500
2,734	2,731	1,788	2,620
57,980	46,090	47,707	10,182
29,429	44,081	16,779	6,830
18,734	20,075	17,162	12,123
16,833	17,136	18,131	8,971
1,308	2,749	1,533	907
14,192	17,941	10,328	13,542

647,776	768,029	232,797	121,675
(39,840)	(46,708)	(64,616)	(55,111)

607,936	721,321	168,181	66,564

1,535,453	5,180,520	447,634	1,369,105

(4,012,862)	4,254,370	4,963	(17,164)
—	—	—	746,882
—	2,464	—	—
—	(29,204)	—	—
—	48,370	—	—
(48,017)	22,603	—	—
—	—	—	866,267

(4,060,879)	4,298,603	4,963	1,595,985

19,218,568	5,654,948	—	—
—	—	—	6,163,476
—	—	—	—
—	56,141	—	—
19,923	1,509	—	—

19,238,491	5,712,598	—	6,163,476

15,177,612	10,011,201	4,963	7,759,461

$16,713,065	$15,191,721	$452,597	$9,128,566

$165,991	$(1,475)	$—	$—
$(78,590)	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	93

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Growth Equity Fund
	December 31, 2020	December 31, 2019

OPERATIONS
Net investment income (loss)	$288,364	$445,946
Net realized gain (loss) on total investments	31,995,800	10,445,567
Net change in unrealized appreciation (depreciation) on total investments	18,837,211	18,901,582

Net increase (decrease) in net assets from operations	51,121,375	29,793,095

DISTRIBUTIONS TO SHAREHOLDERS	(10,356,297)	(9,852,252)

Total distributions	(10,356,297)	(9,852,252)

SHAREHOLDER TRANSACTIONS
Subscriptions	37,578,418	19,747,363
Reinvestments of distributions	10,356,297	9,852,252
Redemptions	(40,203,080)	(29,818,242)

Net increase (decrease) from shareholder transactions	7,731,635	(218,627)

Net increase (decrease) in net assets	48,496,713	19,722,216

NET ASSETS
Beginning of period	117,938,513	98,216,297

End of period	$166,435,226	$117,938,513

CHANGE IN FUND SHARES
Shares sold:	2,111,441	1,254,743
Shares reinvested:	549,989	648,174
Shares redeemed:	(2,255,366)	(1,853,506)

Net increase (decrease) from shareholder transactions	406,064	49,411

94	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund		Large-Cap Value Fund
December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

$1,454,201	$2,007,637	$1,193,018	$1,303,774
3,547,475	6,538,991	(1,985,982)	58,734

24,941,268	29,549,956	2,754,824	16,022,389

29,942,944	38,096,584	1,961,860	17,384,897

(8,699,826)	(10,482,636)	(1,299,154)	(4,521,279)

(8,699,826)	(10,482,636)	(1,299,154)	(4,521,279)

10,693,429	10,802,608	10,721,832	5,506,608
8,699,145	10,481,822	1,298,983	4,520,681
(23,706,990)	(18,341,918)	(13,955,827)	(10,745,965)

(4,314,416)	2,942,512	(1,935,012)	(718,676)

16,928,702	30,556,460	(1,272,306)	12,144,942

160,224,803	129,668,343	75,101,035	62,956,093

$177,153,505	$160,224,803	$73,828,729	$75,101,035

590,401	600,798	810,807	390,939
472,266	597,595	99,387	327,823
(1,299,064)	(1,025,933)	(1,085,251)	(762,899)

(236,397)	172,460	(175,057)	(44,137)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	95

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Real Estate Securities Fund
	December 31, 2020	December 31, 2019

OPERATIONS
Net investment income (loss)	$1,430,898	$1,458,833
Net realized gain (loss) on total investments	(345,636)	4,606,778
Net change in unrealized appreciation (depreciation) on total investments	(438,735)	14,591,340

Net increase (decrease) in net assets from operations	646,527	20,656,951

DISTRIBUTIONS TO SHAREHOLDERS	(6,053,015)	(2,961,221)

Total distributions	(6,053,015)	(2,961,221)

SHAREHOLDER TRANSACTIONS
Subscriptions	7,620,372	9,358,741
Reinvestments of distributions	6,052,541	2,960,994
Redemptions	(12,426,848)	(12,180,978)

Net increase (decrease) from shareholder transactions	1,246,065	138,757

Net increase (decrease) in net assets	(4,160,423)	17,834,487

NET ASSETS
Beginning of period	84,976,750	67,142,263

End of period	$80,816,327	$84,976,750

CHANGE IN FUND SHARES
Shares sold:	535,348	625,756
Shares reinvested:	450,338	191,898
Shares redeemed:	(870,099)	(825,812)

Net increase (decrease) from shareholder transactions	115,587	(8,158)

96	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

Small-Cap Equity Fund		Social Choice Equity Fund
December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

$257,956	$456,316	$955,309	$1,119,613
(2,921,926)	1,822,390	2,414,979	4,208,956

9,670,070	8,502,220	10,440,012	11,924,427

7,006,100	10,780,926	13,810,300	17,252,996

(2,212,238)	(7,432,814)	(5,322,958)	(9,738,511)

(2,212,238)	(7,432,814)	(5,322,958)	(9,738,511)

7,619,004	5,501,866	6,667,477	3,636,248
2,212,239	7,432,814	5,322,140	9,736,822
(7,979,521)	(9,098,858)	(9,554,192)	(5,838,722)

1,851,722	3,835,822	2,435,425	7,534,348

6,645,584	7,183,934	10,922,767	15,048,833

53,608,688	46,424,754	70,889,643	55,840,810

$60,254,272	$53,608,688	$81,812,410	$70,889,643

690,937	400,288	408,689	222,007
204,458	597,013	328,730	630,623
(708,733)	(655,934)	(586,853)	(350,023)

186,662	341,367	150,566	502,607

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	97

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Stock Index Fund
	December 31, 2020	December 31, 2019

OPERATIONS
Net investment income (loss)	$9,120,558	$10,021,008
Net realized gain (loss) on total investments	2,421,970	2,087,958
Net change in unrealized appreciation (depreciation) on total investments	105,562,221	122,828,981

Net increase (decrease) in net assets from operations	117,104,749	134,937,947

DISTRIBUTIONS TO SHAREHOLDERS	(12,391,194)	(12,650,546)

Total distributions	(12,391,194)	(12,650,546)

SHAREHOLDER TRANSACTIONS
Subscriptions	48,638,143	76,894,751
Reinvestments of distributions	12,391,194	12,650,546
Redemptions	(71,166,430)	(57,204,427)

Net increase (decrease) from shareholder transactions	(10,137,093)	32,340,870

Net increase (decrease) in net assets	94,576,462	154,628,271

NET ASSETS
Beginning of period	584,155,615	429,527,344

End of period	$678,732,077	$584,155,615

CHANGE IN FUND SHARES
Shares sold:	1,794,172	3,010,585
Shares reinvested:	433,713	489,005
Shares redeemed:	(2,590,043)	(2,228,220)

Net increase (decrease) from shareholder transactions	(362,158)	1,271,370

98	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

International Equity Fund		Core Bond Fund
December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

$1,535,453	$1,677,107	$5,180,520	$6,035,594
(4,060,879)	(2,246,662)	4,298,603	1,752,631
19,238,491	20,631,816	5,712,598	10,108,997

16,713,065	20,062,261	15,191,721	17,897,222

(1,665,039)	(6,557,386)	(5,983,037)	(5,808,915)

(1,665,039)	(6,557,386)	(5,983,037)	(5,808,915)

14,181,132	12,862,037	25,101,091	23,263,126
1,665,040	6,557,386	5,982,838	5,808,719
(16,066,771)	(11,356,621)	(25,470,164)	(27,444,248)

(220,599)	8,062,802	5,613,765	1,627,597

14,827,427	21,567,677	14,822,449	13,715,904

107,618,554	86,050,877	203,000,788	189,284,884

$122,445,981	$107,618,554	$217,823,237	$203,000,788

1,919,745	1,659,808	2,287,222	2,237,072
208,130	875,485	546,877	551,112
(2,099,616)	(1,462,998)	(2,372,638)	(2,632,437)

28,259	1,072,295	461,461	155,747

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	99

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Money Market Fund
	December 31, 2020	December 31, 2019

OPERATIONS
Net investment income (loss)	$447,634	$2,092,715
Net realized gain (loss) on total investments	4,963	8,629
Net change in unrealized appreciation (depreciation) on total investments	—	—

Net increase (decrease) in net assets from operations	452,597	2,101,344

DISTRIBUTIONS TO SHAREHOLDERS	(447,661)	(2,091,692)

Total distributions	(447,661)	(2,091,692)

SHAREHOLDER TRANSACTIONS
Subscriptions	112,874,716	116,458,260
Reinvestments of distributions	447,661	2,091,692
Redemptions	(104,094,762)	(117,423,088)

Net increase (decrease) from shareholder transactions	9,227,615	1,126,864

Net increase (decrease) in net assets	9,232,551	1,136,516

NET ASSETS
Beginning of period	105,806,304	104,669,788

End of period	$115,038,855	$105,806,304

CHANGE IN FUND SHARES
Shares sold:	112,874,716	116,458,259
Shares reinvested:	447,661	2,091,693
Shares redeemed:	(104,094,762)	(117,423,088)

Net increase (decrease) from shareholder transactions	9,227,615	1,126,864

100	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

Balanced Fund
December 31, 2020	December 31, 2019

$1,369,105	$1,314,625
1,595,985	1,590,276
6,163,476	7,785,706

9,128,566	10,690,607

(3,087,925)	(2,758,032)

(3,087,925)	(2,758,032)

4,424,931	6,014,729
3,087,333	2,757,506
(8,220,673)	(4,395,874)

(708,409)	4,376,361

5,332,232	12,308,936

68,825,234	56,516,298

$74,157,466	$68,825,234

350,725	499,847
247,382	230,368
(663,464)	(366,998)

(65,357)	363,217

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	101

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations
						Less distributions from

For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

GROWTH EQUITY FUND
12/31/20		$16.38	$0.04	$6.92	$6.96	$(0.06)	$(1.40)	$(1.46)
12/31/19		13.73	0.06	4.05	4.11	(0.07)	(1.39)	(1.46)
12/31/18		14.65	0.07	0.07	0.14	(0.06)	(1.00)	(1.06)
12/31/17	*	11.05	0.06	3.74	3.80	—	(0.20)	(0.20)
12/31/16	*	11.55	0.06	(0.17)	(0.11)	(0.06)	(0.33)	(0.39)

GROWTH & INCOME FUND
12/31/20		18.82	0.18	3.49	3.67	(0.25)	(0.84)	(1.09)
12/31/19		15.54	0.24	4.35	4.59	(0.19)	(1.12)	(1.31)
12/31/18		17.96	0.19	(1.26)	(1.07)	(0.17)	(1.18)	(1.35)
12/31/17	*	14.59	0.16	3.32	3.48	—	(0.11)	(0.11)
12/31/16	*	14.28	0.18	1.05	1.23	(0.20)	(0.72)	(0.92)

LARGE-CAP VALUE FUND
12/31/20		14.92	0.25	0.30	0.55	(0.27)	—	(0.27)
12/31/19		12.40	0.26	3.21	3.47	(0.26)	(0.69)	(0.95)
12/31/18		15.75	0.25	(2.23)	(1.98)	(0.22)	(1.15)	(1.37)
12/31/17	*	14.08	0.21	1.52	1.73	—	(0.06)	(0.06)
12/31/16	*	12.48	0.24	2.11	2.35	(0.24)	(0.51)	(0.75)

REAL ESTATE SECURITIES FUND
12/31/20		15.60	0.27	(0.17)	0.10	(0.34)	(0.83)	(1.17)
12/31/19		12.31	0.27	3.58	3.85	(0.29)	(0.27)	(0.56)
12/31/18		13.58	0.30	(0.82)	(0.52)	(0.27)	(0.48)	(0.75)
12/31/17	*	12.42	0.24	1.27	1.51	—	(0.35)	(0.35)
12/31/16	*	13.34	0.23	0.29	0.52	(0.38)	(1.06)	(1.44)

SMALL-CAP EQUITY FUND
12/31/20		13.13	0.06	1.46	1.52	(0.10)	(0.44)	(0.54)
12/31/19		12.41	0.12	2.71	2.83	(0.08)	(2.03)	(2.11)
12/31/18		15.81	0.08	(1.61)	(1.53)	(0.10)	(1.77)	(1.87)
12/31/17	*	14.06	0.10	1.97	2.07	—	(0.32)	(0.32)
12/31/16	*	12.16	0.10	2.32	2.42	(0.12)	(0.40)	(0.52)

102	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

			Ratios and supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return††	Total return excluding payment from affiliates[u]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Net investment income (loss) excluding payment from affiliates[u]	Portfolio turnover rate

$21.88	43.97%	43.95%	$166,435	0.54%	0.52%	0.22%	0.20%	120%
16.38	30.73	30.72	117,939	0.57	0.52	0.39	0.38	108
13.73	(0.21)	(0.22)	98,216	0.56	0.52	0.43	0.43	90
14.65	34.54	34.53	97,100	0.59	0.52	0.43	0.43	81
11.05	(0.96)	(0.99)	74,746	0.60	0.52	0.55	0.51	106

21.40	20.44	20.42	177,154	0.54	0.52	0.95	0.94	64
18.82	30.10	30.09	160,225	0.55	0.52	1.35	1.34	63
15.54	(7.25)	(7.26)	129,668	0.56	0.52	1.03	1.03	61
17.96	23.91	23.91	145,806	0.58	0.52	1.00	1.00	70
14.59	8.60	8.53	127,276	0.58	0.52	1.28	1.22	88

15.20	4.01	3.99	73,829	0.61	0.52	1.85	1.83	30
14.92	28.66	28.65	75,101	0.62	0.52	1.87	1.86	19
12.40	(14.13)	(14.14)	62,956	0.63	0.52	1.67	1.67	107
15.75	12.34	12.34	76,470	0.63	0.53	1.39	1.39	55
14.08	18.74	18.58	74,680	0.64	0.52	1.86	1.70	68

14.53	1.27	1.25	80,816	0.62	0.57	1.86	1.85	44
15.60	31.33	31.32	84,977	0.63	0.57	1.83	1.82	35
12.31	(4.23)	(4.24)	67,142	0.65	0.57	2.29	2.28	34
13.58	12.32	12.32	77,144	0.66	0.58	1.86	1.86	35
12.42	3.96	3.85	73,391	0.65	0.57	1.71	1.60	59

14.11	12.80	12.80	60,254	0.69	0.53	0.55	0.55	97
13.13	23.72	23.72	53,609	0.72	0.53	0.88	0.88	124
12.41	(12.05)	(12.05)	46,425	0.66	0.53	0.52	0.52	86
15.81	14.90	14.9	58,589	0.71	0.53	0.68	0.68	77
14.06	19.87	19.87	54,372	0.71	0.53	0.84	0.84	91

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	103

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations
						Less distributions from
For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

SOCIAL CHOICE EQUITY FUND
12/31/20		$16.75	$0.23	$3.00	$3.23	$(0.27)	$(1.04)	$(1.31)
12/31/19		14.98	0.29	4.18	4.47	(0.28)	(2.42)	(2.70)
12/31/18		16.90	0.29	(1.06)	(0.77)	(0.29)	(0.86)	(1.15)
12/31/17	*	14.02	0.27	2.66	2.93	(0.00)[d]	(0.05)	(0.05)
12/31/16	*	13.61	0.34	1.48	1.82	(0.34)	(1.07)	(1.41)

STOCK INDEX FUND
12/31/20		28.02	0.44	5.28	5.72	(0.48)	(0.13)	(0.61)
12/31/19		21.94	0.50	6.21	6.71	(0.43)	(0.20)	(0.63)
12/31/18		23.68	0.46	(1.62)	(1.16)	(0.40)	(0.18)	(0.58)
12/31/17	*	19.59	0.40	3.71	4.11	—	(0.02)	(0.02)
12/31/16	*	17.74	0.40	1.86	2.26	(0.41)	(0.00)	(0.41)

INTERNATIONAL EQUITY FUND
12/31/20		8.12	0.12	1.11	1.23	(0.13)	—	(0.13)
12/31/19		7.07	0.14	1.45	1.59	(0.17)	(0.37)	(0.54)
12/31/18		9.35	0.17	(2.36)	(2.19)	(0.09)	—	(0.09)
12/31/17	*	7.11	0.10	2.24	2.34	(0.10)	—	(0.10)
12/31/16	*	7.14	0.11	(0.03)	0.08	(0.11)	—	(0.11)

CORE BOND FUND
12/31/20		10.59	0.27	0.56	0.83	(0.32)	—	(0.32)
12/31/19		9.96	0.32	0.62	0.94	(0.31)	—	(0.31)
12/31/18		10.31	0.30	(0.38)	(0.08)	(0.27)	—	(0.27)
12/31/17	*	9.86	0.27	0.18	0.45	(0.00)[d]	—	(0.00)[d]
12/31/16	*	9.82	0.28	0.13	0.41	(0.29)	(0.08)	(0.37)

MONEY MARKET FUND
12/31/20		1.00	0.00	—	0.00	0.00	—	0.00
12/31/19		1.00	0.02	—	0.02	(0.02)	—	(0.02)
12/31/18		1.00	0.02	—	0.02	(0.02)	—	(0.02)
12/31/17		1.00	0.01	—	0.01	(0.01)	—	(0.01)
12/31/16		1.00	(0.00)[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	—	(0.00)[d]

104	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

			Ratios and supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return††	Total return excluding payment from affiliates[u]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Net investment income (loss) excluding payment from affiliates[u]	Portfolio turnover rate	Portfolio turnover rate excluding mortgage dollar rolls

$18.67	20.47%	20.47%	$81,812	0.30%	0.22%	1.38%	1.38%	29%	29%
16.75	31.38	31.38	70,890	0.31	0.22	1.75	1.75	27	27
14.98	(5.55)	(5.55)	55,841	0.32	0.22	1.68	1.68	38	38
16.90	20.96	20.96	61,385	0.33	0.22	1.75	1.75	13	13
14.02	13.35	13.35	52,595	0.36	0.22	2.44	2.44	21	21

33.13	20.76	20.76	678,732	0.09	0.09	1.58	1.58	3	3
28.02	30.81	30.81	584,156	0.10	0.09	1.94	1.94	3	3
21.94	(5.28)	(5.28)	429,527	0.10	0.09	1.89	1.89	4	4
23.68	21.01	21.01	445,430	0.12	0.09	1.88	1.88	7	7
19.59	12.71	12.71	364,787	0.12	0.09	2.19	2.19	12	12

9.22	15.34	15.32	122,446	0.64	0.60	1.52	1.50	88	88
8.12	23.07	23.06	107,619	0.71	0.60	1.75	1.74	108	108
7.07	(23.58)	(23.59)	86,051	0.71	0.60	1.96	1.95	67	67
9.35	32.98	32.97	115,406	0.70	0.60	1.24	1.24	119	119
7.11	1.06	0.96	88,738	0.69	0.60	1.57	1.47	94	94

11.10	7.86	7.86	217,823	0.37	0.35	2.52	2.52	154	91
10.59	9.48	9.48	203,001	0.37	0.35	3.04	3.04	117	111
9.96	(0.79)	(0.79)	189,285	0.38	0.35	3.01	3.01	147	139
10.31	4.54	4.54	199,969	0.36	0.35	2.69	2.69	147	114
9.86	4.23	4.23	177,844	0.42	0.35	2.80	2.80	217	143

1.00	0.41	0.41	115,039	0.20	0.14	0.37	0.37	—	—
1.00	2.09	2.09	105,806	0.23	0.15	2.06	2.06	—	—
1.00	1.71	1.71	104,670	0.24	0.15	1.73	1.73	—	—
1.00	0.74	0.74	82,411	0.26	0.15	0.75	0.75	—	—
1.00	0.28	0.28	78,259	0.26	0.15	0.28	0.28	—	—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	105

Financial highlights

TIAA-CREF Life Funds

	Selected per share data
		Gain (loss) from investment operations
					Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

BALANCED FUND
12/31/20	$12.45	$0.26	$1.45	$1.71	$(0.26)	$(0.33)	$(0.59)
12/31/19	10.94	0.25	1.79	2.04	(0.26)	(0.27)	(0.53)
12/31/18	11.63	0.21	(0.84)	(0.63)	(0.00)[d]	(0.06)	(0.06)
12/31/17	10.32	0.00	1.42	1.42	—	(0.11)	(0.11)
12/31/16	10.12	0.23	0.39	0.62	(0.25)	(0.17)	(0.42)

*	This per share data has been retroactively adjusted for a 5-for-2 stock split that occurred on October 25, 2017.
††	Total returns for the shares of the Funds do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Funds would have been lower.
a	Based on average shares outstanding.
d	Amount represents less than $0.01 per share.
e	The Fund’s expenses do not include the expenses of the Underlying Funds.
u	Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The total return and net investment income ratio displayed excludes this item.

106	2020 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

		Ratios and supplemental data
			Ratios to average net assets

Net asset value, end of period	Total return††	Net assets at end of period (in thousands)	Gross expenses[e]	Net expenses[e]	Net investment income (loss)	Portfolio turnover rate

$13.57	14.16%	$74,157	0.18%	0.10%	2.06%	28%
12.45	18.81	68,825	0.20	0.10	2.07	19
10.94	(5.47)	56,516	0.21	0.10	1.77	17
11.63	13.82	59,343	0.23	0.10	0.02	14
10.32	6.14	49,957	0.24	0.10	2.20	17

See notes to financial statements	TIAA-CREF Life Funds ▪ 2020 Annual Report	107

Notes to financial statements

TIAA-CREF Life Funds

Note 1—organization

TIAA-CREF Life Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of the following funds: Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Core Bond Fund, Money Market Fund and Balanced Fund (collectively the “Funds” or individually, the “Fund”). The Funds are currently available only through the purchase of variable annuity contracts or variable life insurance policies issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Effective May 1, 2020, Bond Fund changed the name to Core Bond Fund.

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

108	2020 Annual Report ▪ TIAA-CREF Life Funds

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign currency transactions and translation: The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received and are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statements of operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statements of operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statements of operations, when applicable.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

Indemnification: Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

TIAA-CREF Life Funds ▪ 2020 Annual Report	109

Notes to financial statements

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

New accounting pronouncements: In March 2020, FASB issued Accounting Standards Update (“ASU) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Accounts’ financial statements and various filings.

New rule issuance: In December 2020, the SEC voted to adopt a new rule providing a framework for fund valuation practices. New Rule 2a-5 (“Rule 2a-5”) under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 (“Rule 31a-4”), which provides the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of the board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021. The compliance date for Rule 2a-5 and Rule 31a-4 is September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements and various filings.

110	2020 Annual Report ▪ TIAA-CREF Life Funds

continued

Note 3—valuation of investments

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy that is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
•	Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are categorized as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and asked prices is utilized are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Debt securities: Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service

TIAA-CREF Life Funds ▪ 2020 Annual Report	111

Notes to financial statements

establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by Teachers Advisors, LLC (“Advisors”). These securities are generally classified as Level 2.

Investments in registered investment companies: Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Repurchase Agreements: Repurchase agreements are valued at contract plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

The Money Market Fund: The Money Market Fund’s portfolio securities are valued on an amortized cost basis. Money Market investments are generally classified as Level 2.

Futures contracts: Futures contracts are valued using the closing settlement price and are generally classified as Level 1.

Forward foreign currency contracts: Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Board and are classified as Level 2.

Swap contracts: Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Option contracts: Purchased and written options traded and listed on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported and are generally classified as Level 1. Over-the-counter (“OTC”) options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating,

112	2020 Annual Report ▪ TIAA-CREF Life Funds

continued

market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

As of December 31, 2020, 100% of the value of investments in the Money Market Fund was valued based on Level 2 inputs while 100% of the value in the Balanced Fund was based on level 1 inputs.

The following table summarizes the market value of the Funds’ investments as of December 31, 2020, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total

Growth Equity
Equity investments:
Communication services	$27,732,848	$1,920,042	$—	$29,652,890
Consumer discretionary	29,474,720	3,548,698	—	33,023,418
Consumer staples	8,251,401	739,641	—	8,991,042
Health care	18,397,839	2,897,633	—	21,295,472
Industrials	7,750,829	1,407,859	—	9,158,688
Information technology	55,461,033	1,740,332	—	57,201,365
All other equity investments*	2,840,188	—	—	2,840,188
Short-term investments	81,403	4,659,865	—	4,741,268

Total	$149,990,261	$16,914,070	$—	$166,904,331

Growth & Income
Equity investments:
Consumer discretionary	$23,525,322	$1,168,387	$—	$24,693,709
Consumer staples	10,536,837	850,371	—	11,387,208
Health care	23,123,393	2,488,433	—	25,611,826
Industrials	14,775,178	632,753	—	15,407,931
Utilities	1,910,043	691,343	—	2,601,386
All other equity investments*	97,344,929	—	—	97,344,929
Short-term investments	542,275	—	—	542,275
Purchased options	11,988	—	—	11,988
Written options	(242,248)	—	—	(242,248)

Total	$171,527,717	$5,831,287	$—	$177,359,004

Large-Cap Value
Equity investments*	$73,641,329	$—	$—	$73,641,329
Short-term investments	—	294,992	—	294,992

Total	$73,641,329	$294,992	$—	$73,936,321

Real Estate Securities
Equity investments:
Internet services & infrastructure	$1,123,680	$1,028,726	$—	$2,152,406
All other equity investments*	76,614,279	—	—	76,614,279
Short-term investments	—	1,876,948	—	1,876,948

Total	$77,737,959	$2,905,674	$—	$80,643,633

TIAA-CREF Life Funds ▪ 2020 Annual Report	113

Notes to financial statements

Fund	Level 1	Level 2	Level 3	Total

Small-Cap Equity
Equity investments*	$58,094,698	$—	$—	$58,094,698
Short-term investments	595,661	2,319,910	—	2,915,571
Futures contracts**	72,738	—	—	72,738

Total	$58,763,097	$2,319,910	$—	$61,083,007

Social Choice Equity
Equity investments*	$81,163,105	$—	$—	$81,163,105
Short-term investments	200,881	669,989	—	870,870
Futures contracts**	13,824	—	—	13,824

Total	$81,377,810	$669,989	$—	$82,047,799

Stock Index
Equity investments:
Financials	$72,443,255	$—	$117	$72,443,372
Health care	94,288,332	—	1,629	94,289,961
Industrials	62,417,272	—	245	62,417,517
All other equity investments*	446,554,014	—	—	446,554,014
Short-term investments	2,293,283	2,879,911	—	5,173,194
Futures contracts**	31,244	—	—	31,244

Total	$678,027,400	$2,879,911	$1,991	$680,909,302

International Equity
Equity investments:
Asia	$1,250,000	$26,754,109	$—	$28,004,109
Australasia	—	9,428,859	—	9,428,859
Europe	—	70,737,089	—	70,737,089
All other equity investments*	4,885,497	9,213,272	—	14,098,769

Total	$6,135,497	$116,133,329	$—	$122,268,826

Core Bond
Bank loan obligations	$—	$3,053,858	$—	$3,053,858
Corporate bonds	—	91,874,991	—	91,874,991
Government bonds	—	77,759,128	167,627	77,926,755
Structured assets	—	35,442,662	362	35,443,024
Common stocks	—	42,542	—	42,542
Preferred stocks	292,043	—	—	292,043
Short-term investments	—	29,780,417	—	29,780,417

Total	$292,043	$237,953,598	$167,989	$238,413,630

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the market value of portfolio investments.

Note 4—investments

Mortgage dollar roll transactions: Some of the Funds may enter into mortgage dollar rolls in which a Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, a Fund forgoes principal and

114	2020 Annual Report ▪ TIAA-CREF Life Funds

continued

interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.

Repurchase agreements: In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral.

The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of assets and liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of assets and liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell or re-hypothecate those securities.

As of December 31, 2020, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

TIAA-CREF Life Funds ▪ 2020 Annual Report	115

Notes to financial statements

At December 31, 2020, the total value of securities on loan and the total value of collateral received were as follows:

Fund	Aggregate value of securities on loan	Cash collateral received*	Non-cash collateral received	Total collateral received

Growth Equity	$335,269	$81,403	$278,489	$359,892
Growth & Income	617,617	542,275	88,834	631,109
Small-Cap Equity	1,050,198	595,661	523,632	1,119,293
Social Choice Equity	574,821	200,881	410,767	611,648
Stock Index	3,436,389	2,293,283	1,291,949	3,585,232

*	May include cash and investment of cash collateral.

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have segregated securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended December 31, 2020 were as follows:

Fund	Non-U.S. government purchases	U.S. government purchases	Non-U.S. government sales	U.S. government sales

Growth Equity	$158,498,728	$—	$164,529,682	$—
Growth & Income	97,308,034	—	108,572,988	—
Large-Cap Value	19,241,932	—	20,730,983	—
Real Estate Securities	32,994,644	—	36,960,898	—
Small-Cap Equity	44,656,945	—	45,745,103	—
Social Choice Equity	20,171,476	—	22,264,332	—
Stock Index	15,068,198	—	26,993,837	—
International Equity	89,136,126	—	85,726,707	—
Core Bond	83,353,675	236,100,226	72,086,450	234,342,934
Balanced	18,800,383	—	20,304,046	—

Note 5—derivative investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statements of operations, when applicable.

116	2020 Annual Report ▪ TIAA-CREF Life Funds

continued

At December 31, 2020, the following Funds have invested in derivative contracts which are reflected in the Statements of assets and liabilities as follows:

	Assets derivatives			Liabilities derivatives
Derivative contract	Location		Fair value amount	Location	Fair value amount

Growth & Income Fund
Equity contracts	Portfolio investments		$11,988	Written options	$(242,248)

Small-Cap Equity Fund
Equity contracts	Futures contracts	*	72,738

Social Choice Equity Fund
Equity contracts	Futures contracts	*	13,824

Stock Index Fund
Equity contracts	Futures contracts	*	31,244

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures.

For the year ended December 31, 2020, the effect of derivative contracts on the Funds’ Statements of operations was as follows:

Derivative contracts	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Growth Equity Fund
Equity contracts	Purchased options	$2,412	$—
Equity contracts	Written options	5,162	—

Growth & Income Fund
Equity contracts	Purchased options	40,003	(5,585)
Equity contracts	Written options	(143,361)	91,939

Small-Cap Equity Fund
Equity contracts	Futures transactions	314,604	72,598

Social Choice Equity Fund
Equity contracts	Futures transactions	140,654	9,572

Stock Index Fund
Equity contracts	Futures transactions	461,327	14,772

Core Bond Fund
Equity contracts	Futures transactions	2,464	—
Foreign-exchange contracts	Forward foreign currency contracts	(29,204)	—
Credit contracts	Swap transactions	48,370	56,141

Forward foreign currency contracts: Certain Funds are subject to foreign exchange risk in the normal course of pursuing their investment objectives. The Funds use forward foreign currency contracts (“forwards”), including non-deliverable forwards

TIAA-CREF Life Funds ▪ 2020 Annual Report	117

Notes to financial statements

(“NDFs”), to, among other things, hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies. Forwards are over-the-counter (“OTC”) commitments that involve an obligation to purchase or sell a fixed amount of a specific currency on a future date at a locked exchange rate. NDFs allow hedging of currencies where government regulations restrict foreign access to local currency or the parties want to compensate for risk without a physical exchange of funds. Forwards are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded as appreciation or depreciation. The Funds realize gains and losses at the time the forward is closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. There were no forward contracts outstanding as of December 31, 2020.

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended December 31, 2020, the Small-Cap Equity Fund, the Social Choice Equity Fund and the Stock Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 4% of net assets. The futures contracts outstanding as of December 31, 2020 are disclosed in the Summary portfolio of investments and the full Schedules of investments.

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. Options can be settled either directly with the counterparty (over the counter) or through a central clearinghouse (exchange traded). To manage the risk, the Funds may invest in both equity and index options. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put equity options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Index options are written or purchased options in which the underlying investment is a specified index. The exercise of an index option will not result in the physical delivery of the

118	2020 Annual Report ▪ TIAA-CREF Life Funds

continued

underlier, but a cash transfer of the difference between the settlement price of the underlier and the strike price of the option. Purchased options are included in the Summary portfolio of investments, and written options are separately reflected as a liability in the Statements of assets and liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks may arise upon entering into over the counter options from the potential of default by counterparty. Also, risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of assets and liabilities. During the year ended December 31, 2020, the Growth Equity Fund and the Growth & Income Fund had exposure to options, based on underlying notional values, generally between 0% and 7% of net assets. The purchased and written options outstanding as of December 31, 2020 are disclosed in the Summary portfolio of investments and the full Schedules of investments.

Credit default swap contracts: Certain Funds are subject to credit risk in the normal course of pursuing their investment objectives. Credit default swaps can be settled either directly with the counterparty (bilateral) or through a central clearinghouse (centrally cleared). A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. As a seller in a credit default swap contract, the Funds are required to pay an agreed upon amount to the counterparty with the occurrence of a specified credit event, such as certain bankruptcies related to an underlying credit instrument, index, or issuer which would likely result in a loss to the Funds. The agreed upon amount approximates the notional value of the swap and is estimated to be the maximum potential future payment that the Funds could be required to make under the contract. In return, the Funds receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Funds keep the stream of payments with no payment obligations. When the Funds sell a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets in a segregated account equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Funds.

Certain Funds may also buy credit default swap contracts, in which case the Funds function as the counterparty referenced above. This involves the risk that the contract may expire worthless. Bilateral swaps involve counterparty risk that the seller may fail to satisfy its payment obligations to the Funds with the occurrence of a credit event. Centrally cleared swaps have minimal counterparty credit risk to the Funds as they are entered into with a central clearinghouse which guarantees the swap against default.

TIAA-CREF Life Funds ▪ 2020 Annual Report	119

Notes to financial statements

The value of a bilateral swap included in net assets is the unrealized gain or loss of the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, while depreciated swaps and premiums received are reflected as liabilities on the Statements of assets and liabilities. Centrally cleared swaps initial margin deposits are made, and variation margin payments are made or received reflecting daily changes in the value of the swap contract. The daily fluctuation in fair value is accounted for as a variation margin receivable or payable on the Statements of assets and liabilities.

Under the terms of the credit default swap contracts, the Funds receive or make quarterly payments based on a payment rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statements of operations. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. Daily changes in the value of such contracts are reflected in net unrealized gains and losses.

The Funds (other than the Money Market Fund) invest in credit default swaps to hedge or manage the risks associated with assets held in the Funds and/or to facilitate the implementation of portfolio strategies to seek to increase the total return. During the year ended December 31, 2020, the Core Bond Fund had exposure to credit default swap contracts, based on underlying notional values, generally between 1% and 4% of net assets. There were no credit default swap contracts outstanding as of December 31, 2020.

Note 6—income tax and other tax matters

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

120	2020 Annual Report ▪ TIAA-CREF Life Funds

continued

For the year ended December 31, 2020, permanent book and tax differences resulting primarily from fund distribution reclasses, foreign currency transactions, investments in passive foreign investment companies, treatment of notional principle contracts, and real estate investment trust investments, were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Net unrealized appreciation (depreciation): At December 31, 2020, net unrealized appreciation (depreciation) based on the aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation)	Net unrealized appreciation (depreciation)

Growth Equity	$103,507,423	$64,294,794	$(897,886)	$63,396,908
Growth & Income	95,497,506	83,274,077	(1,412,579)	81,861,498
Large-Cap Value	55,024,892	20,925,627	(2,014,198)	18,911,429
Real Estate Securities	53,346,670	28,029,787	(732,824)	27,296,963
Small-Cap Equity	45,650,628	17,140,254	(1,707,875)	15,432,379
Social Choice Equity	46,945,518	36,431,473	(1,329,193)	35,102,280
Stock Index	270,764,587	435,428,480	(25,283,765)	410,144,715
International Equity	99,247,970	27,196,602	(4,175,746)	23,020,856
Core Bond	226,571,535	12,954,313	(1,112,218)	11,842,095
Balanced	60,681,894	14,740,294	(1,276,774)	13,463,520

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

TIAA-CREF Life Funds ▪ 2020 Annual Report	121

Notes to financial statements

Distributions to shareholders: The tax character of distributions paid to shareholders during the years ended December 31, 2020 and December 31, 2019 was as follows:

	2020			2019
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total

Growth Equity	$437,645	$9,918,652	$10,356,297	$468,046	$9,384,206	$9,852,252
Growth & Income	1,961,079	6,738,747	8,699,826	1,506,220	8,976,416	10,482,636
Large-Cap Value	1,299,154	—	1,299,154	1,238,952	3,282,327	4,521,279
Real Estate Securities	2,415,808	3,637,207	6,053,015	1,549,733	1,411,488	2,961,221
Small-Cap Equity	401,757	1,810,481	2,212,238	2,115,655	5,317,159	7,432,814
Social Choice Equity	1,307,131	4,015,827	5,322,958	1,161,461	8,577,050	9,738,511
Stock Index	10,353,979	2,037,215	12,391,194	8,740,571	3,909,975	12,650,546
International Equity	1,665,039	—	1,665,039	2,028,157	4,529,229	6,557,386
Core Bond	5,983,037	—	5,983,037	5,808,915	—	5,808,915
Money Market	447,661	—	447,661	2,091,692	—	2,091,692
Balanced	1,441,693	1,646,232	3,087,925	1,455,348	1,302,684	2,758,032

Components of accumulated earnings: As of December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryover	Total

Growth Equity	$11,608,993	$20,848,474	$63,392,392	$—	$95,849,859
Growth & Income	1,551,693	3,983,088	81,861,884	—	87,396,665
Large-Cap Value	1,158,517	—	18,911,499	(1,769,392)	18,300,624
Real Estate Securities	1,407,391	199,973	27,296,963	—	28,904,327
Small-Cap Equity	331,108	—	15,432,379	(2,910,510)	12,852,977
Social Choice Equity	2,158,253	1,305,280	35,102,280	—	38,565,813
Stock Index	10,065,660	1,320,808	410,144,715	—	421,531,183
International Equity	1,513,243	—	23,036,731	(6,808,347)	17,741,627
Core Bond	5,969,903	2,981,152	11,847,550	—	20,798,605
Money Market	13,703	—	—	—	13,703
Balanced	1,788,556	1,402,891	13,463,520	—	16,654,967

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on

122	2020 Annual Report ▪ TIAA-CREF Life Funds

continued

investments in passive foreign investment companies, and the treatment of short term gain as ordinary income for tax purposes.

Capital loss carryovers: At December 31, 2020, the following Funds had capital loss carryovers, which will not expire:

Fund	Short-term	Long-term	Total

Large-Cap Value	$931,299	$838,093	$1,769,392
Small-Cap Equity	1,886,471	1,024,039	2,910,510
International Equity	1,808,621	4,999,726	6,808,347

For the year ended December 31, 2020, the Core Bond Fund utilized $515,201 of its long-term capital loss carryover, available from prior years.

The capital loss carryover for the Core Bond Fund was reduced to zero as a result of this utilization.

Note 7—investment adviser and affiliates

Advisors, a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”) and a registered investment adviser, provides investment advisory services for the Funds pursuant to an Investment Advisory Agreement between Advisors and the Funds. The Funds have also entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of TIAA, distributes the Funds’ shares. Under the terms of the distribution agreement, Nuveen Securities is not compensated. Nuveen Securities does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Funds.

As part of the Advisory Agreement, Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of December 31, 2020, the investment management fees and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets:

Fund	Investment management fee	Maximum expense amounts*

Growth Equity	0.45%	0.52%
Growth & Income	0.45	0.52
Large-Cap Value	0.45	0.52
Real Estate Securities	0.50	0.57
Small-Cap Equity	0.46	0.53
Social Choice Equity	0.15	0.22

TIAA-CREF Life Funds ▪ 2020 Annual Report	123

Notes to financial statements

Fund	Investment management fee	Maximum expense amounts*

Stock Index	0.06%	0.09%
International Equity	0.50	0.60
Core Bond	0.30	0.35
Money Market	0.10	0.15
Balanced	0.10	0.10

*	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least April 30, 2021. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

Income, reflected in Payment from affiliate on the Statements of operations, reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended December 31, 2020, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss)

Growth Equity	$23,612,629	$22,067,071	$7,920,998
Growth & Income	202,059	470,538	(40,230)
Large-Cap Value	116,852	60,994	7,701
Real Estate Securities	143,579	—	—
Small-Cap Equity	46,041	69,084	(11,880)
Social Choice Equity	76,536	47,868	16,614
Stock Index	146,191	112,127	68,130
International Equity	—	176,297	(78,590)

Certain registered separate accounts of TIAA-CREF Life, which is a wholly owned subsidiary of TIAA, have various sub-accounts which invest in the Funds.

The following is the percentage of the Funds’ shares owned by affiliates and the Balanced Fund as of December 31, 2020:

Underlying Fund	Investments in funds held by TIAA-CREF Life	Investments in funds held by Life Balanced	Total

Growth Equity	96%	4%	100%
Growth & Income	96	4	100
Large-Cap Value	91	9	100
Real Estate Securities	98	2	100
Small-Cap Equity	98	2	100
Social Choice Equity	100	—	100
Stock Index	99	1	100
International Equity	94	6	100

124	2020 Annual Report ▪ TIAA-CREF Life Funds

continued

Underlying Fund	Investments in funds held by TIAA-CREF Life	Investments in funds held by Life Balanced	Total

Core Bond	83%	17%	100%
Money Market	100	—	100
Balanced	100	—	100

Investments in other investment companies advised by Advisors are deemed to be affiliated investments. The TIAA-CREF Life Balanced Fund invests its assets in shares of the affiliated TIAA-CREF Life Funds. Information regarding transactions with affiliated companies is as follows (dollar amounts are in thousands):

Issue	Value at 12/31/19	Purchases cost	Sales proceeds	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Dividend income	Value at 12/31/20

TIAA-CREF Life Balanced Fund
TIAA-CREF Life Funds:
Growth Equity	$6,417	$1,605	$3,007	$941	$1,458	$19	$6,988
Growth & Income	6,953	1,433	1,891	433	868	83	7,510
Large-Cap Value	6,050	1,860	1,675	(100)	386	117	6,521
Real Estate Securities	1,404	612	464	82	(52)	31	1,507
Small Cap Equity	1,380	525	597	(38)	282	12	1,499
Stock Index	5,531	808	1,360	260	778	88	5,994
International Equity	6,941	1,920	2,347	(44)	1,045	108	7,515
Core Bond	34,080	9,013	7,955	75	1,398	981	36,611

	$68,756	$17,776	$19,296	$1,609	$6,163	$1,439	$74,145

Note 8—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended December 31, 2020, there were no inter-fund borrowing or lending transactions.

Note 9—line of credit

Each of the Funds, except the Money Market Fund, participates in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was

TIAA-CREF Life Funds ▪ 2020 Annual Report	125

Notes to financial statements	concluded

entered into on June 16, 2020 expiring on June 15, 2021, replacing the previous facility, which expired June 2020. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended December 31, 2020, there were no borrowings under this credit facility by the Funds.

Note 10—legal proceedings

The Social Choice Equity Fund was named as defendant and a putative member of the proposed defendant class of shareholders, or could be added as a defendant, in pending litigation by the Bankruptcy Litigation Trustee for the Tribune Company (Tribune) as a result of its ownership of shares of Tribune in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The plaintiffs in that litigation seek to recover payments of the proceeds of the LBO. The litigation is now part of a multi-district litigation proceeding in the Southern District of New York and the Second Court of Appeals. The Fund’s exposure related to this matter is estimated to be 0.15% of net assets as of December 31, 2020.

126	2020 Annual Report ▪ TIAA-CREF Life Funds

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Life Funds and Shareholders of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Core Bond Fund (Formerly Bond Fund), Money Market Fund and Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Core Bond Fund (Formerly Bond Fund) and Money Market Fund, and portfolio of investments, of Balanced Fund, (constituting TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the

TIAA-CREF Life Funds ▪ 2020 Annual Report	127

Report of independent registered public accounting firm	concluded

overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2021

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

128	2020 Annual Report ▪ TIAA-CREF Life Funds

Important tax information (unaudited)

TIAA-CREF Life Funds

For the fiscal year ended December 31, 2020, the TIAA-CREF Life Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total

Growth Equity	$—	$9,918,652	$9,918,652
Growth & Income	—	6,738,747	6,738,747
Large-Cap Value	—	—	—
Real Estate Securities	57,822	3,579,385	3,637,207
Small-Cap Equity	—	1,810,481	1,810,481
Social Choice Equity	—	4,015,827	4,015,827
Stock Index	—	2,037,215	2,037,215
International Equity	—	—	—
Core Bond	—	—	—
Money Market	—	—	—
Balanced	—	1,646,232	1,646,232

For the fiscal year ended December 31, 2020, the TIAA-CREF Life Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth Equity	100.0%
Growth & Income	100.0
Large-Cap Value	100.0
Real Estate Securities	—
Small-Cap Equity	100.0
Social Choice Equity	85.1
Stock Index	84.2
International Equity	—
Core Bond	—
Money Market	—
Balanced	49.4

The TIAA-CREF Life International Equity Fund received income from foreign sources during the year ended December 31, 2020 of $2,244,462 ($0.16907 per share), and paid taxes to foreign countries during the year ended December 31, 2020 of $159,978 ($0.01205 per share).

TIAA-CREF Life Funds ▪ 2020 Annual Report	129

Trustees and officers (unaudited)

TIAA-CREF Life Funds  ▪  January 21, 2021

Trustees

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005).	88	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002).	88	Board member, Lumina Foundation and Waterside School; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013).	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC; Member of the Executive Board, American Economic Association.

130	2020 Annual Report ▪ TIAA-CREF Life Funds

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006).	88	Director, Copper Rock Capital Partners, LLC (investment adviser); Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	88	Director, Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011. Chairman for term ending July 1, 2021. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	88	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT.	88	Director, National Bureau of Economic Research, Trustee, Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

TIAA-CREF Life Funds ▪ 2020 Annual Report	131

Trustees and officers (unaudited)	continued

TIAA-CREF Life Funds  ▪  January 21, 2021

Trustees—concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	88	Director, TheraTrue Inc.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Co-Executive Director, Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin. President, (2019–2020), Vice President (2013–2018), Society of Financial Studies. President (since 2020), Vice President (2019–2020), American Finance Association.	88	Texa$aver Product Committee Member, Employees Retirement System of Texas.

132	2020 Annual Report ▪ TIAA-CREF Life Funds

Officers

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.	Senior Managing Director and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO, and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Chief Operating Officer, Nuveen. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.
David Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.	Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.

TIAA-CREF Life Funds ▪ 2020 Annual Report	133

Trustees and officers (unaudited)	concluded

TIAA-CREF Life Funds  ▪  January 21, 2021

Officers—concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Deputy Chief Legal Officer, TIAA and Senior Managing Director, Senior General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800 223-1200.

134	2020 Annual Report ▪ TIAA-CREF Life Funds

Additional information about index providers (unaudited)

Russell indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2021. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Bloomberg Barclays indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

FTSE index

Source: FTSE International Limited (“FTSE”) © FTSE 2021. “FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “Nareit®” is a trade mark of the National Association of Real Estate Investment Trusts (“Nareit”). All intellectual property rights in the Index vest in FTSE and Nareit. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

Standard & Poor’s index

The S&P®  500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Growth & Income Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively,

TIAA-CREF Life Funds ▪ 2020 Annual Report	135

Additional information about index providers (unaudited)

“S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Fund. S&P Dow Jones Indices has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis

136	2020 Annual Report ▪ TIAA-CREF Life Funds

concluded

for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Morningstar index

©2021 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

TIAA-CREF Life Funds ▪ 2020 Annual Report	137

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How to reach us

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

TIAA.org

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Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800-842-2252

24 hours a day, 7 days a week

National Contact Center

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800-842-2252

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For an existing policy or contract

800-223-1200

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877-825-0411

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800-842-2755

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You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-223-1200. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products. Insurance and annuity products are issued by TIAA-CREF Life Insurance Company, New York, NY.

This material is for informational or educational purposes only and does not constitute fiduciary investment advice under ERISA, a securities recommendation under all securities laws, or an insurance product recommendation under state insurance laws or regulations. This material does not take into account any specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on the investor’s own objectives and circumstances.

©2021 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund,

730 Third Avenue, New York, NY 10017-3206

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Printed on paper containing recycled fiber

We’re fond of paper in its original form. Switch to eDelivery at TIAA.org/eDelivery

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1453348	A10847 (2/21)

Item 2. Code of Conduct.

2(a) The Board of Trustees of the TIAA-CREF Funds (the “Registrant”) has adopted a code of conduct for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of conduct.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of conduct.

2(e) Not applicable.

2(f) A copy of the current code of conduct is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Maceo K. Sloan is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

The aggregate fees billed by PwC as disclosed below for the fiscal year ended December 31, 2020 and December 31, 2019 may not align with the figures reported and filed with the Securities and Exchange Commission in Form N-CEN or Form N-CSR for each period, respectively, (SEC File No. 811-08961) because the fees disclosed in this statement reflect fees updated after the date of that Form N-CEN or Form N-CSR for the relevant periods.

4(a) Audit Fees.

For the fiscal years ended December 31, 2020 and December 31, 2019, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $ 302,899 and $299,900, respectively.

4(b) Audit Related Fees.

For the fiscal years ended December 31, 2020 and December 31, 2019, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended December 31, 2020 and December 31, 2019, the Audit-Related Fees billed by PwC to Teachers Advisors, LLC (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended December 31, 2020 and December 31, 2019, PwC’s aggregate fees for tax services billed to the Registrant were $0 and $1,728, respectively.

For the fiscal years ended December 31, 2020 and December 31, 2019, the Tax Fees billed by PwC to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended December 31, 2020 and December 31, 2019, PwC’s aggregate fees for all other services billed to the Registrant were $2,342 and $5,057, respectively.

For the fiscal years ended December 31, 2020 and December 31, 2019, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2020 and December 31, 2019 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended December 31, 2020 and December 31, 2019, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $343,000 and $367,000, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audited Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF LIFE FUNDS - Growth Equity Fund

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.4%

AUTOMOBILES & COMPONENTS - 1.4%
3,408	*	Tesla, Inc	$2,404,923

		TOTAL AUTOMOBILES & COMPONENTS	2,404,923

BANKS - 0.2%
12,991	*,e	Rocket Cos, Inc	262,678

		TOTAL BANKS	262,678

CAPITAL GOODS - 1.5%
29,010	*	Churchill Capital Corp IV	298,803
5,292		Roper Technologies Inc	2,281,328

		TOTAL CAPITAL GOODS	2,580,131

COMMERCIAL & PROFESSIONAL SERVICES - 2.8%
5,222	*	Cimpress plc	458,178
32,342	*	Clarivate Analytics plc	960,881
37,060		Experian Group Ltd	1,407,859
17,228		Waste Connections, Inc	1,767,076

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	4,593,994

CONSUMER DURABLES & APPAREL - 2.2%
5,054		Essilor International S.A.	787,587
11,053		Nike, Inc (Class B)	1,563,668
3,802	*	Peloton Interactive, Inc	576,839
102,000		Prada S.p.A	674,012

		TOTAL CONSUMER DURABLES & APPAREL	3,602,106

CONSUMER SERVICES - 3.2%
970	*	Airbnb, Inc	142,396
55,728		Carnival Corp	1,207,068
1,124	*	Chipotle Mexican Grill, Inc (Class A)	1,558,662
6,836	*	Flutter Entertainment plc	1,414,098
16,659		Las Vegas Sands Corp	992,876

		TOTAL CONSUMER SERVICES	5,315,100

DIVERSIFIED FINANCIALS - 1.0%
11,410	*	Ribbit LEAP Ltd	170,808
4,658		S&P Global, Inc	1,531,224

		TOTAL DIVERSIFIED FINANCIALS	1,702,032

FOOD & STAPLES RETAILING - 2.2%
9,843		Costco Wholesale Corp	3,708,646

		TOTAL FOOD & STAPLES RETAILING	3,708,646

FOOD, BEVERAGE & TOBACCO - 2.4%
1,563		Constellation Brands, Inc (Class A)	342,375
64,528		Davide Campari-Milano NV	739,642
25,168		Keurig Dr Pepper, Inc	805,376
22,719	*	Monster Beverage Corp	2,101,053

		TOTAL FOOD, BEVERAGE & TOBACCO	3,988,446

HEALTH CARE EQUIPMENT & SERVICES - 4.7%
12,186		Alcon, Inc	809,103
3,348	*	Align Technology, Inc	1,789,104
17,937	*	Boston Scientific Corp	644,835
7,639		Cigna Corp	1,590,287
1,081	*	DexCom, Inc	399,667
3,703	*	GoodRx Holdings, Inc	149,379
6,420	*	Guardant Health, Inc	827,410
2,018	*	Intuitive Surgical, Inc	1,650,926

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	7,860,711

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
4,861		Estee Lauder Cos (Class A)	$1,293,950

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,293,950

INSURANCE - 0.0%
4,837	*,e	Root, Inc	75,989

		TOTAL INSURANCE	75,989

MATERIALS - 0.5%
3,034		Linde plc	799,489

		TOTAL MATERIALS	799,489

MEDIA & ENTERTAINMENT - 15.0%
4,902	*	Alphabet, Inc (Class C)	8,587,716
11,302		Electronic Arts, Inc	1,622,967
27,001	*	Facebook, Inc	7,375,593
15,442	*	Match Group, Inc	2,334,676
2,092	*	Netflix, Inc	1,131,207
15,600		Tencent Holdings Ltd	1,122,479
23,206	*	Twitter, Inc	1,256,605
8,750	*	Walt Disney Co	1,585,325

		TOTAL MEDIA & ENTERTAINMENT	25,016,568

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.1%
3,095	*	10X Genomics, Inc	438,252
9,808		AstraZeneca plc	977,988
69,939	*	Avantor, Inc	1,968,783
7,342		Eli Lilly & Co	1,239,623
5,285	*	Horizon Therapeutics Plc	386,598
5,559	*	Illumina, Inc	2,056,830
1,724		Lonza Group AG.	1,110,543
13,289		Merck & Co, Inc	1,087,040
5,406	*	Vertex Pharmaceuticals, Inc	1,277,654
17,471		Zoetis, Inc	2,891,450

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	13,434,761

RETAILING - 13.0%
4,073	*	Amazon.com, Inc	13,265,476
10,327	*	ASOS plc	673,002
1,329	*	Booking Holdings, Inc	2,960,042
15,147	*	CarMax, Inc	1,430,785
9,594	*	GrubHub, Inc	712,546
9,212	*	JD.com, Inc (ADR)	809,735
27,086		TJX Companies, Inc	1,849,703

		TOTAL RETAILING	21,701,289

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.6%
17,520		Applied Materials, Inc	1,511,976
3,876		Broadcom, Inc	1,697,107
8,240		Intel Corp	410,517
25,148		Marvell Technology Group Ltd	1,195,536
5,136		NVIDIA Corp	2,682,019
11,803		QUALCOMM, Inc	1,798,069
9,581		Skyworks Solutions, Inc	1,464,743
17,019		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,855,752

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	12,615,719

SOFTWARE & SERVICES - 22.1%
2,210	*	Adobe, Inc	1,105,265
749	*,g	Adyen NV	1,740,332
2,552	*	DocuSign, Inc	567,310
6,505		Intuit, Inc	2,470,924
42,026		Microsoft Corp	9,347,423
29,447	*	PayPal Holdings, Inc	6,896,488
24,173	*	salesforce.com, Inc	5,379,218
3,589	*	ServiceNow, Inc	1,975,493
14,878	*	Slack Technologies, Inc	628,447
3,292	*	Synopsys, Inc	853,418
26,395		Visa, Inc (Class A)	5,773,378

		TOTAL SOFTWARE & SERVICES	36,737,696

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY			VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 4.7%
59,145		Apple, Inc			$7,847,950

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			7,847,950

TELECOMMUNICATION SERVICES - 2.8%
13,281	g	Cellnex Telecom SAU			797,563
11,337	*	IAC			2,146,661
12,548	*	T-Mobile US, Inc			1,692,098

		TOTAL TELECOMMUNICATION SERVICES			4,636,322

TRANSPORTATION - 1.2%
38,913	*	Uber Technologies, Inc			1,984,563

		TOTAL TRANSPORTATION			1,984,563

		TOTAL COMMON STOCKS			162,163,063

		(Cost $98,237,111)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.9%

GOVERNMENT AGENCY DEBT - 1.9%
$3,000,000		Federal Home Loan Bank (FHLB)	0.075%-0.080%	01/27/21	2,999,865

		TOTAL GOVERNMENT AGENCY DEBT			2,999,865

REPURCHASE AGREEMENT - 1.0%
1,660,000	r	Fixed Income Clearing Corp (FICC)	0.050	01/04/21	1,660,000

		TOTAL REPURCHASE AGREEMENT			1,660,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.0%
81,403	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.080		81,403

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			81,403

		TOTAL SHORT-TERM INVESTMENTS			4,741,268

		(Cost $4,741,233)
		TOTAL INVESTMENTS - 100.3%			166,904,331
		(Cost $102,978,344)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%			(469,105)

		NET ASSETS - 100.0%			$166,435,226

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $335,269.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/20, the aggregate value of these securities is $2,537,895 or 1.5% of net assets.

r	Agreement with Fixed Income Clearing Corp 0.050% dated 12/31/20 to be repurchased at $1,660,000 on 1/4/21, collateralized by U.S. Treasury Notes valued at $1,693,222.

TIAA-CREF LIFE FUNDS - Growth & Income Fund

TIAA-CREF LIFE FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 1.9%
8,155		Aptiv plc	$1,062,515
15,373		General Motors Co	640,132
2,330	*,n	Tesla, Inc	1,644,211

		TOTAL AUTOMOBILES & COMPONENTS	3,346,858

BANKS - 4.4%
85,287		Bank of America Corp	2,585,049
10,255	n	Citigroup, Inc	632,323
17,850		Citizens Financial Group, Inc	638,316
26,706		JPMorgan Chase & Co	3,393,531
22,443		Radian Group, Inc	454,471

		TOTAL BANKS	7,703,690

CAPITAL GOODS - 6.9%
10,159	*	Builders FirstSource, Inc	414,589
2,543	n	Carlisle Cos, Inc	397,166
4,407		Deere & Co	1,185,703
6,493		Dover Corp	819,741
11,747		Eaton Corp	1,411,285
58,412	n	General Electric Co	630,850
4,506		HEICO Corp (Class A)	527,472
9,867	n	Honeywell International, Inc	2,098,711
13,616		ITT, Inc	1,048,704
2,952		Northrop Grumman Corp	899,533
6,115		Otis Worldwide Corp	413,068
6,884		Owens Corning, Inc	521,532
2,433	*	Teledyne Technologies, Inc	953,687
6,167		Trane Technologies plc	895,202

		TOTAL CAPITAL GOODS	12,217,243

COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
4,511	*	Stericycle, Inc	312,748
2,473		TransUnion	245,371

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	558,119

CONSUMER DURABLES & APPAREL - 1.7%
4,479		Brunswick Corp	341,479
8,210		Callaway Golf Co	197,122
40,814	*	Mattel, Inc	712,204
7,057		Nike, Inc (Class B)	998,354
15,380	*	Tempur Sealy International, Inc	415,260
2,393		Whirlpool Corp	431,913

		TOTAL CONSUMER DURABLES & APPAREL	3,096,332

CONSUMER SERVICES - 2.1%
1,645	*	Airbnb, Inc	241,486
7,161	*	Caesars Entertainment, Inc	531,848
335	*,n	Chipotle Mexican Grill, Inc (Class A)	464,548
2,440		Churchill Downs, Inc	475,288
3,352		Darden Restaurants, Inc	399,290
3,192	*	Flutter Entertainment plc	660,298
4,723		Hilton Worldwide Holdings, Inc	525,481
4,740		Texas Roadhouse, Inc (Class A)	370,478

		TOTAL CONSUMER SERVICES	3,668,717

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 2.9%
6,448		Blackstone Group, Inc	$417,895
12,447		Discover Financial Services	1,126,827
42,833		Equitable Holdings, Inc	1,096,096
6,547		Lazard Ltd (Class A)	276,938
26,422		Morgan Stanley	1,810,700
7,676		Voya Financial, Inc	451,426

		TOTAL DIVERSIFIED FINANCIALS	5,179,882

ENERGY - 2.0%
3,616	*	Cheniere Energy, Inc	217,069
11,769	n	Chevron Corp	993,892
18,831		EQT Corp	239,342
12,885		Hess Corp	680,199
41,781		Kinder Morgan, Inc	571,146
6,875		Pioneer Natural Resources Co	782,994

		TOTAL ENERGY	3,484,642

FOOD & STAPLES RETAILING - 1.4%
11,735	*	BJ’s Wholesale Club Holdings, Inc	437,481
5,682	*	Performance Food Group Co	270,520
8,600		Walmart, Inc	1,239,690
1,478	*	Zur Rose Group AG.	474,253

		TOTAL FOOD & STAPLES RETAILING	2,421,944

FOOD, BEVERAGE & TOBACCO - 3.0%
11,805		Coca-Cola Co	647,386
1,806	*	Freshpet, Inc	256,434
4,598		Hershey Co	700,413
17,570		Mondelez International, Inc	1,027,318
7,784	*	Monster Beverage Corp	719,864
13,419		PepsiCo, Inc	1,990,038

		TOTAL FOOD, BEVERAGE & TOBACCO	5,341,453

HEALTH CARE EQUIPMENT & SERVICES - 7.1%
6,583		Abbott Laboratories	720,773
1,269		Anthem, Inc	407,463
11,279		Baxter International, Inc	905,027
6,981		Danaher Corp	1,550,759
1,541	*,n	DexCom, Inc	569,739
6,483	*	Edwards Lifesciences Corp	591,444
13,554	*	Envista Holdings Corp	457,177
3,104	*	Guardant Health, Inc	400,044
3,127	n	Humana, Inc	1,282,914
1,743	*	IDEXX Laboratories, Inc	871,273
9,798		Medtronic plc	1,147,738
2,969		STERIS plc	562,744
4,512		UnitedHealth Group, Inc	1,582,268
1,699		West Pharmaceutical Services, Inc	481,344
6,293		Zimmer Biomet Holdings, Inc	969,688

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	12,500,395

HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
2,921		Estee Lauder Cos (Class A)	777,541
17,753		Procter & Gamble Co	2,470,152
4,214		Reckitt Benckiser Group plc	376,118

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	3,623,811

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

INSURANCE - 2.0%
6,742		Assurant, Inc	$918,395
3,161		Everest Re Group Ltd	739,959
20,676	n	Hartford Financial Services Group, Inc	1,012,710
18,776		Metlife, Inc	881,533

		TOTAL INSURANCE	3,552,597

MATERIALS - 4.3%
20,165	n	CF Industries Holdings, Inc	780,587
18,073	n	Corteva, Inc	699,787
3,976	*	Crown Holdings, Inc	398,395
15,516		Dow, Inc	861,138
17,258		DuPont de Nemours, Inc	1,227,216
4,534		FMC Corp	521,093
7,457		Linde plc	1,964,994
16,478	*	Pactiv Evergreen, Inc	298,911
6,472		PPG Industries, Inc	933,392

		TOTAL MATERIALS	7,685,513

MEDIA & ENTERTAINMENT - 9.5%
3,159	*	Alphabet, Inc (Class C)	5,534,189
26,981		Comcast Corp (Class A)	1,413,805
12,069	*	Facebook, Inc	3,296,768
3,465	*	Match Group, Inc	523,873
3,006	*,n	Netflix, Inc	1,625,434
11,789	*,n	Snap, Inc	590,275
3,558	*	Take-Two Interactive Software, Inc	739,317
7,857	*	Twitter, Inc	425,457
14,589	*	Walt Disney Co	2,643,235

		TOTAL MEDIA & ENTERTAINMENT	16,792,353

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.4%
2,214	*	10X Genomics, Inc	313,502
19,068		AbbVie, Inc	2,043,136
8,527	*	Acadia Pharmaceuticals, Inc	455,853
6,737		AstraZeneca plc	671,768
31,924	*	Avantor, Inc	898,661
4,876	*	Axsome Therapeutics, Inc	397,248
3,491	*	Berkeley Lights, Inc	312,130
4,507	*	Catalent, Inc	469,044
14,976		Daiichi Sankyo Co Ltd	513,230
2,295		Eli Lilly & Co	387,488
7,868	*	Genmab A.S. (ADR)	319,913
6,844	*,n	Horizon Therapeutics Plc	500,639
3,171	*	IQVIA Holdings, Inc	568,148
1,053		Lonza Group AG.	678,307
17,247		Merck & Co, Inc	1,410,805
31,409		Pfizer, Inc	1,156,165
1,380	*	Regeneron Pharmaceuticals, Inc	666,692
911		Roche Holding AG.	317,300
3,176		Sanofi-Aventis	307,827
1,744	*,n	Seagen, Inc	305,444
15,238	*	Sotera Health Co	418,131

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	13,111,431

REAL ESTATE - 1.5%
4,177		American Tower Corp	937,569
457		Equinix, Inc	326,380
9,131		Prologis, Inc	909,996
6,128		Simon Property Group, Inc	522,596

		TOTAL REAL ESTATE	2,696,541

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

RETAILING - 8.2%
2,298	*	Amazon.com, Inc	$7,484,425
6,486	n	Best Buy Co, Inc	647,238
10,758	*,e,n	Children’s Place, Inc	538,976
6,858		Dick’s Sporting Goods, Inc	385,488
9,228	n	Expedia Group, Inc	1,221,787
7,960	n	Home Depot, Inc	2,114,335
2,740	e,n	Nordstrom, Inc	85,516
7,692		Target Corp	1,357,869
47,634	*	THG Holdings Ltd	508,088
9,300	*,n	Urban Outfitters, Inc	238,080

		TOTAL RETAILING	14,581,802

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.6%
10,234	*	Advanced Micro Devices, Inc	938,560
1,972		Broadcom, Inc	863,440
5,493	*	Cree, Inc	581,708
3,764	*,n	Enphase Energy, Inc	660,469
15,877	n	Intel Corp	790,992
17,839	n	Marvell Technology Group Ltd	848,066
2,186		Monolithic Power Systems, Inc	800,579
4,510		NVIDIA Corp	2,355,122
5,593		NXP Semiconductors NV	889,343
12,594	n	QUALCOMM, Inc	1,918,570
6,069		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	661,764
1,741	n	Universal Display Corp	400,082

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	11,708,695

SOFTWARE & SERVICES - 11.3%
2,411	*	Anaplan, Inc	173,230
5,119	*	Check Point Software Technologies	680,366
11,115	*	Fiserv, Inc	1,265,554
3,705	*	Liveperson, Inc	230,562
5,912	n	Mastercard, Inc (Class A)	2,110,229
44,203		Microsoft Corp	9,831,631
6,639	*	Nuance Communications, Inc	292,713
7,118	*	PayPal Holdings, Inc	1,667,036
8,624	*,n	salesforce.com, Inc	1,919,099
2,220	*	ServiceNow, Inc	1,221,955
2,474	*	Synopsys, Inc	641,360

		TOTAL SOFTWARE & SERVICES	20,033,735

TECHNOLOGY HARDWARE & EQUIPMENT - 9.0%
88,072	n	Apple, Inc	11,686,274
7,890	*	Calix, Inc	234,806
5,003	*	Ciena Corp	264,409
14,503		Cisco Systems, Inc	649,009
3,365		Cognex Corp	270,159
12,315		Corning, Inc	443,340
7,150	*	Keysight Technologies, Inc	944,444
2,739	*	Lumentum Holdings, Inc	259,657
9,549		TE Connectivity Ltd	1,156,097

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	15,908,195

TELECOMMUNICATION SERVICES - 1.4%
17,778		AT&T, Inc	511,295
5,414	*	T-Mobile US, Inc	730,078
23,110		Verizon Communications, Inc	1,357,713

		TOTAL TELECOMMUNICATION SERVICES	2,599,086

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	RATE	VALUE

TRANSPORTATION - 1.5%
8,723		Delta Air Lines, Inc		$350,752
3,765		DSV AS		632,752
9,296		Knight-Swift Transportation Holdings, Inc		388,759
7,484		United Parcel Service, Inc (Class B)		1,260,306

		TOTAL TRANSPORTATION		2,632,569

UTILITIES - 1.5%
5,471		Ameren Corp		427,066
19,222		NextEra Energy, Inc		1,482,977
16,341		RWE AG.		691,343

		TOTAL UTILITIES		2,601,386

		TOTAL COMMON STOCKS		177,046,989

		(Cost $94,101,835)

PURCHASED OPTIONS - 0.0%

CAPITAL GOODS - 0.0%
300		Boeing Co		3,924

		TOTAL CAPITAL GOODS		3,924

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
1,200		BioMarin Pharmaceutical, Inc		8,064

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES		8,064

		TOTAL PURCHASED OPTIONS		11,988

		(Cost $17,709)

SHORT-TERM INVESTMENTS - 0.3%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.3%
542,275	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.080%	542,275

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		542,275

		TOTAL SHORT-TERM INVESTMENTS		542,275

		(Cost $542,275)
		TOTAL INVESTMENTS - 100.2%		177,601,252
		(Cost $94,661,819)
		OTHER ASSETS & LIABILITIES, NET - (0.2)%		(447,747)

		NET ASSETS - 100.0%		$177,153,505

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $617,617.
n	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on open written options contracts.

Purchased options outstanding as of December 31, 2020 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
BioMarin Pharmaceutical, Inc, Call	12	$8,604	$95.00	04/16/21	$8,064
Boeing Co, Call	3	9,105	250.00	05/21/21	3,924
Total	15	$17,709			$11,988

TIAA-CREF LIFE FUNDS - Growth & Income Fund

Written options outstanding as of December 31, 2020 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Alkermes plc, Put	22	$(3,186)	$14.00	05/21/21	$(1,265)
Alliance Data Systems Corp, Put	20	(2,559)	60.00	01/15/21	(440)
Apple, Inc, Call	28	(50,858)	140.00	06/18/21	(28,000)
Apple, Inc, Put	52	(50,242)	105.00	06/18/21	(16,900)
Arcturus Therapeutics Holdings, Inc, Put	22	(32,303)	45.00	06/18/21	(32,340)
Best Buy Co, Inc, Call	16	(1,919)	115.00	01/15/21	(224)
Best Buy Co, Inc, Put	8	(1,000)	90.00	01/15/21	(288)
Biogen, Inc, Put	3	(11,185)	250.00	03/19/21	(8,700)
Biogen, Inc, Put	5	(20,013)	255.00	04/16/21	(16,825)
BioMarin Pharmaceutical, Inc, Call	12	(5,375)	105.00	04/16/21	(5,340)
BioMarin Pharmaceutical, Inc, Put	12	(2,855)	70.00	04/16/21	(3,408)
Boeing Co, Call	3	(6,084)	280.00	05/21/21	(2,220)
Boeing Co, Put	3	(8,701)	205.00	05/21/21	(6,315)
Carlisle Cos, Inc, Call	5	(1,390)	170.00	03/19/21	(1,800)
Carlisle Cos, Inc, Put	5	(1,640)	125.00	03/19/21	(1,237)
CarMax, Inc, Put	11	(1,244)	80.00	02/19/21	(853)
CF Industries Holdings, Inc, Put	24	(1,223)	32.50	01/15/21	(96)
Chevron Corp, Call	5	(1,640)	105.00	03/19/21	(390)
Chevron Corp, Put	5	(1,165)	80.00	03/19/21	(2,075)
Chevron Corp, Put	5	(4,965)	72.50	06/18/21	(2,050)
Chewy, Inc, Put	10	(560)	80.00	01/15/21	(920)
Children’s Place, Inc, Call	14	(7,223)	65.00	06/18/21	(8,610)
Children’s Place, Inc, Put	33	(24,014)	30.00	03/19/21	(3,300)
Children’s Place, Inc, Put	14	(4,475)	30.00	06/18/21	(3,395)
Chipotle Mexican Grill, Inc, Call	1	(6,804)	1,600.00	06/18/21	(5,655)
Chipotle Mexican Grill, Inc, Put	1	(2,627)	1,000.00	06/18/21	(2,200)
Citigroup, Inc, Call	9	(2,196)	65.00	06/18/21	(3,915)
Citigroup, Inc, Put	9	(2,661)	47.50	06/18/21	(1,476)
Corteva, Inc, Call	16	(783)	45.00	03/19/21	(800)
Corteva, Inc, Put	16	(2,207)	33.00	03/19/21	(1,280)
Deckers Outdoor Corp, Put	6	(1,050)	210.00	01/15/21	(210)
DexCom, Inc, Put	7	(18,998)	320.00	03/19/21	(9,555)
Enphase Energy, Inc, Call	4	(7,592)	220.00	05/21/21	(7,956)
Enphase Energy, Inc, Call	4	(7,592)	240.00	05/21/21	(6,328)
Enphase Energy, Inc, Put	4	(640)	95.00	01/15/21	(32)
Enphase Energy, Inc, Put	8	(6,744)	130.00	02/19/21	(3,224)
Enphase Energy, Inc, Put	4	(4,592)	130.00	05/21/21	(4,960)
Expedia Group, Inc, Call	7	(4,117)	145.00	04/16/21	(5,775)
Expedia Group, Inc, Put	7	(4,456)	105.00	04/16/21	(2,485)
FireEye, Inc, Put	22	(616)	15.00	02/19/21	(352)
Hartford Financial Services Group, Inc, Put	12	(2,519)	35.00	03/19/21	(270)
Home Depot, Inc, Call	4	(5,368)	300.00	04/16/21	(1,100)
Home Depot, Inc, Put	4	(3,600)	250.00	04/16/21	(3,416)
Horizon Therapeutics PLC, Put	14	(941)	60.00	01/15/21	(210)
Humana, Inc, Call	3	(8,334)	445.00	02/19/21	(1,944)
IAC/Interactive Corp, Put	6	(3,168)	135.00	03/19/21	(555)
Intel Corp, Put	22	(1,954)	40.00	02/19/21	(638)
Kirby Corp, Put	20	(18,436)	45.00	03/19/21	(3,250)
Marvell Technology Group Ltd, Put	22	(791)	36.00	01/15/21	(286)
Mastercard, Inc, Call	2	(364)	390.00	02/05/21	(659)
Motorola Solutions, Inc, Put	5	(10,091)	140.00	01/15/21	(112)
NetFlix, Inc, Put	3	(525)	425.00	01/15/21	(102)
Nordstrom, Inc, Call	27	(4,859)	32.50	01/15/21	(3,375)
Pacific Biosciences of California, Inc, Put	22	(987)	18.00	01/15/21	(660)
QUALCOMM, Inc, Put	7	(691)	125.00	01/15/21	(140)
salesforce.com, Inc, Put	3	(894)	190.00	01/15/21	(84)
Seagen, Inc, Put	6	(1,780)	145.00	01/15/21	(192)
Snap, Inc, Call	14	(601)	65.00	01/08/21	(56)
Stryker Corp, Put	2	(910)	175.00	01/15/21	(25)
Teradata Corp, Put	37	(10,675)	22.50	04/16/21	(8,048)

TIAA-CREF LIFE FUNDS - Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Tesla, Inc, Put	1	$(588)	$480.00	01/15/21	$(86)
Tesla, Inc, Put	1	(718)	500.00	01/15/21	(106)
Universal Display Corp, Put	4	(1,150)	175.00	01/15/21	(80)
Universal Health Services, Inc, Put	8	(5,368)	110.00	07/16/21	(4,160)
Urban Outfitters, Inc, Put	24	(1,775)	24.00	01/15/21	(1,200)
World Wrestling Entertainment, Inc, Put	16	(9,295)	40.00	01/15/21	(240)
Wynn Resorts Ltd, Put	5	(7,589)	77.50	03/19/21	(575)
Wynn Resorts Ltd, Put	5	(8,170)	80.00	03/19/21	(700)
Wynn Resorts Ltd, Put	10	(7,329)	87.50	06/18/21	(5,625)
XPO Logistics, Inc, Put	8	(1,544)	100.00	02/19/21	(1,160)
Total	779	$(440,508)			$(242,248)

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

TIAA-CREF LIFE FUNDS

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

BANKS - 11.9%
75,927		Bank of America Corp	$2,301,347
28,442		Citigroup, Inc	1,753,734
23,358		JPMorgan Chase & Co	2,968,101
5,184		PNC Financial Services Group, Inc	772,416
16,489		US Bancorp	768,222
7,520		Wells Fargo & Co	226,954

		TOTAL BANKS	8,790,774

CAPITAL GOODS - 14.0%
3,406		Allegion plc	396,390
2,264		Boeing Co	484,632
4,112		Caterpillar, Inc	748,466
5,205		Deere & Co	1,400,405
6,100		Dover Corp	770,125
6,276		Eaton Corp	753,999
8,359		Honeywell International, Inc	1,777,959
16,388		Masco Corp	900,193
4,168		Parker-Hannifin Corp	1,135,405
10,233		Raytheon Technologies Corp	731,762
1,874		Stanley Black & Decker, Inc	334,622
6,400		Trane Technologies plc	929,024

		TOTAL CAPITAL GOODS	10,362,982

CONSUMER DURABLES & APPAREL - 1.3%
235	*	NVR, Inc	958,767

		TOTAL CONSUMER DURABLES & APPAREL	958,767

CONSUMER SERVICES - 2.1%
7,284		Hilton Worldwide Holdings, Inc	810,418
3,324		McDonald’s Corp	713,264

		TOTAL CONSUMER SERVICES	1,523,682

DIVERSIFIED FINANCIALS - 6.0%
8,924		American Express Co	1,079,001
4,907	*	Berkshire Hathaway, Inc (Class B)	1,137,786
1,167		BlackRock, Inc	842,037
5,075		Goldman Sachs Group, Inc	1,338,328

		TOTAL DIVERSIFIED FINANCIALS	4,397,152

ENERGY - 3.2%
12,230		Chevron Corp	1,032,824
12,880		ConocoPhillips	515,071
9,875		EOG Resources, Inc	492,466
6,309		Valero Energy Corp	356,900

		TOTAL ENERGY	2,397,261

FOOD & STAPLES RETAILING - 1.7%
8,510		Walmart, Inc	1,226,716

		TOTAL FOOD & STAPLES RETAILING	1,226,716

FOOD, BEVERAGE & TOBACCO - 1.6%
12,465		Mondelez International, Inc	728,828
2,996		PepsiCo, Inc	444,307

		TOTAL FOOD, BEVERAGE & TOBACCO	1,173,135

HEALTH CARE EQUIPMENT & SERVICES - 8.2%
3,149		Anthem, Inc	1,011,112
5,069		Cigna Corp	1,055,264
4,712		HCA Healthcare, Inc	774,936
8,827		Medtronic plc	1,033,995

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

3,124		UnitedHealth Group, Inc	$1,095,524
7,061		Zimmer Biomet Holdings, Inc	1,088,030

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	6,058,861

HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
6,870		Procter & Gamble Co	955,892

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	955,892

INSURANCE - 4.2%
21,050		American International Group, Inc	796,953
7,684		Chubb Ltd	1,182,721
5,453		Marsh & McLennan Cos, Inc	638,001
6,438		Prudential Financial, Inc	502,615

		TOTAL INSURANCE	3,120,290

MATERIALS - 4.5%
5,648		Ball Corp	526,281
11,214	*	Crown Holdings, Inc	1,123,643
8,048		DuPont de Nemours, Inc	572,293
5,907		PPG Industries, Inc	851,908
2,242		Reliance Steel & Aluminum Co	268,479

		TOTAL MATERIALS	3,342,604

MEDIA & ENTERTAINMENT - 8.4%
900	*	Alphabet, Inc (Class C)	1,576,692
1,049	*	Charter Communications, Inc	693,966
39,446		Comcast Corp (Class A)	2,066,971
10,351	*	Walt Disney Co	1,875,394

		TOTAL MEDIA & ENTERTAINMENT	6,213,023

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.6%
2,276		Amgen, Inc	523,298
14,827		Bristol-Myers Squibb Co	919,719
14,227		Johnson & Johnson	2,239,045
9,390		Merck & Co, Inc	768,102
31,577		Pfizer, Inc	1,162,349

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	5,612,513

REAL ESTATE - 1.0%
7,126		Prologis, Inc	710,177

		TOTAL REAL ESTATE	710,177

RETAILING - 2.6%
250	*	Booking Holdings, Inc	556,818
5,054		Home Depot, Inc	1,342,443

		TOTAL RETAILING	1,899,261

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.3%
5,063		Analog Devices, Inc	747,957
12,760		Applied Materials, Inc	1,101,188
17,985		Intel Corp	896,013
808		Lam Research Corp	381,594
10,075	*	Micron Technology, Inc	757,439
5,025		NXP Semiconductors NV	799,025

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	4,683,216

SOFTWARE & SERVICES - 3.5%
3,833		Accenture plc	1,001,218
5,321		Microsoft Corp	1,183,497
5,985		Oracle Corp	387,169

		TOTAL SOFTWARE & SERVICES	2,571,884

TECHNOLOGY HARDWARE & EQUIPMENT - 2.6%
14,818		Cisco Systems, Inc	663,106
10,319		TE Connectivity Ltd	1,249,321

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	1,912,427

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY			VALUE

TELECOMMUNICATION SERVICES - 1.9%
5,589	*	T-Mobile US, Inc			$753,677
10,880		Verizon Communications, Inc			639,200

		TOTAL TELECOMMUNICATION SERVICES			1,392,877

TRANSPORTATION - 2.9%
6,077		CSX Corp			551,488
5,830		Union Pacific Corp			1,213,923
2,358		United Parcel Service, Inc (Class B)			397,087

		TOTAL TRANSPORTATION			2,162,498

UTILITIES - 2.9%
7,373		American Electric Power Co, Inc			613,950
30,772		Centerpoint Energy, Inc			665,906
6,542		Entergy Corp			653,153
3,141		NextEra Energy, Inc			242,328

		TOTAL UTILITIES			2,175,337

		TOTAL COMMON STOCKS			73,641,329

		(Cost $53,540,275)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.4%

GOVERNMENT AGENCY DEBT - 0.2%
$175,000		Federal Home Loan Bank (FHLB)	0.000%	01/27/21	174,992

		TOTAL GOVERNMENT AGENCY DEBT			174,992

REPURCHASE AGREEMENT - 0.2%
120,000	r	Fixed Income Clearing Corp (FICC)	0.050	01/04/21	120,000

		TOTAL REPURCHASE AGREEMENT			120,000

		TOTAL SHORT-TERM INVESTMENTS			294,992

		(Cost $294,991)
		TOTAL INVESTMENTS - 100.1%			73,936,321
		(Cost $53,835,266)
		OTHER ASSETS & LIABILITIES, NET - (0.1)%			(107,592)

		NET ASSETS - 100.0%			$73,828,729

*	Non-income producing
r	Agreement with Fixed Income Clearing Corp, 0.050% dated 12/31/20 to be repurchased at $120,000 on 1/4/21, collateralized by U.S. Treasury Notes valued at $122,414.

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

TIAA-CREF LIFE FUNDS

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.5%

CASINOS & GAMING - 2.4%
10,000		Las Vegas Sands Corp	$596,000
23,000		MGM Resorts International	724,730
5,500		Wynn Resorts Ltd	620,565

		TOTAL CASINOS & GAMING	1,941,295

DIVERSIFIED REITS - 1.1%
22,000		Empire State Realty Trust, Inc	205,040
21,000		STORE Capital Corp	713,580

		TOTAL DIVERSIFIED REITS	918,620

HEALTH CARE REITS - 9.3%
50,000		Healthpeak Properties Inc	1,511,500
25,500		Omega Healthcare Investors, Inc	926,160
39,500		Sabra Healthcare REIT, Inc	686,115
38,500		Ventas, Inc	1,888,040
38,500		Welltower, Inc	2,487,870

		TOTAL HEALTH CARE REITS	7,499,685

HOTEL & RESORT REITS - 2.5%
50,000		Host Hotels and Resorts, Inc	731,500
21,000		MGM Growth Properties LLC	657,300
38,000		Park Hotels & Resorts, Inc	651,700

		TOTAL HOTEL & RESORT REITS	2,040,500

HOTELS, RESORTS & CRUISE LINES - 1.4%
5,500		Hilton Worldwide Holdings, Inc	611,930
4,000		Marriott International, Inc (Class A)	527,680

		TOTAL HOTELS, RESORTS & CRUISE LINES	1,139,610

INDUSTRIAL REITS - 13.0%
12,500		Duke Realty Corp	499,625
5,000		EastGroup Properties, Inc	690,300
55,000		Prologis, Inc	5,481,300
55,000		Rexford Industrial Realty, Inc	2,701,050
20,000		Terreno Realty Corp	1,170,200

		TOTAL INDUSTRIAL REITS	10,542,475

INTERNET SERVICES & INFRASTRUCTURE - 2.7%
12,000	*	GDS Holdings Ltd (ADR)	1,123,680
55,000	*	Megaport Ltd	604,089
45,000	*	NEXTDC Ltd	424,637

		TOTAL INTERNET SERVICES & INFRASTRUCTURE	2,152,406

OFFICE REITS - 5.4%
9,000		Alexandria Real Estate Equities, Inc	1,603,980

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

SHARES	COMPANY			VALUE

11,000	Boston Properties, Inc			$1,039,830
8,000	Kilroy Realty Corp			459,200
9,500	SL Green Realty Corp			566,010
19,000	Vornado Realty Trust			709,460

	TOTAL OFFICE REITS			4,378,480

RESIDENTIAL REITS - 18.1%
44,500	American Homes 4 Rent			1,335,000
10,000	AvalonBay Communities, Inc			1,604,300
38,000	Equity Lifestyle Properties, Inc			2,407,680
32,500	Equity Residential			1,926,600
4,000	Essex Property Trust, Inc			949,680
80,000	Invitation Homes, Inc			2,376,000
10,500	Mid-America Apartment Communities, Inc			1,330,245
18,000	Sun Communities, Inc			2,735,100

	TOTAL RESIDENTIAL REITS			14,664,605

RETAIL REITS - 10.9%
12,000	Agree Realty Corp			798,960
23,000	Brixmor Property Group, Inc			380,650
30,000	Kimco Realty Corp			450,300
17,000	Macerich Co			181,390
15,000	Realty Income Corp			932,550
23,000	Regency Centers Corp			1,048,570
47,500	Simon Property Group, Inc			4,050,800
45,000	SITE Centers Corp			455,400
13,500	Spirit Realty Capital, Inc			542,295

	TOTAL RETAIL REITS			8,840,915

SPECIALIZED REITS - 30.7%
25,000	American Tower Corp			5,611,500
20,500	Crown Castle International Corp			3,263,395
13,500	Digital Realty Trust, Inc			1,883,385
7,500	EPR Properties			243,750
6,500	Equinix, Inc			4,642,170
9,000	Extra Space Storage, Inc			1,042,740
20,000	Gaming and Leisure Properties, Inc			848,000
8,000	Lamar Advertising Co			665,760
9,000	National Storage Affiliates Trust			324,270
9,000	Public Storage, Inc			2,078,370
5,800	SBA Communications Corp			1,636,354
55,000	VICI Properties, Inc			1,402,500
30,000	Weyerhaeuser Co			1,005,900

	TOTAL SPECIALIZED REITS			24,648,094

	TOTAL COMMON STOCKS			78,766,685

	(Cost $50,829,718)

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.3%

GOVERNMENT AGENCY DEBT - 1.7%
$ 392,000	Federal Home Loan Bank (FHLB)	0.075%	01/13/21	391,993
1,000,000	FHLB	0.075	01/27/21	999,955

	TOTAL GOVERNMENT AGENCY DEBT			1,391,948

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE

REPURCHASE AGREEMENT - 0.6%
$485,000	r	Fixed Income Clearing Corp (FICC)	0.050%	01/04/21	$485,000

		TOTAL REPURCHASE AGREEMENT			485,000

		TOTAL SHORT-TERM INVESTMENTS			1,876,948

		(Cost $1,876,936)
		TOTAL INVESTMENTS - 99.8% (Cost $52,706,654)			80,643,633
		OTHER ASSETS & LIABILITIES, NET - 0.2%			172,694

		NET ASSETS - 100.0%			$80,816,327

Abbreviation(s):

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing
r	Agreement with Fixed Income Clearing Corp, 0.050% dated 12/31/20 to be repurchased at $485,000 on 1/4/21, collateralized by U.S. Treasury Notes valued at $494,701.

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

TIAA-CREF LIFE FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

SHARES		COMPANY	VALUE

COMMON STOCKS - 96.4%

AUTOMOBILES & COMPONENTS - 1.3%
6,770	*	Adient plc	$235,393
1,800	*	Gentherm, Inc	117,396
5,380		Goodyear Tire & Rubber Co	58,696
1,100		Patrick Industries, Inc	75,185
2,150		Standard Motor Products, Inc	86,989
1,500	*	Visteon Corp	188,280

		TOTAL AUTOMOBILES & COMPONENTS	761,939

BANKS - 9.4%
1,260		Amalgamated Bank	17,312
2,276	*	Axos Financial, Inc	85,418
1,872		Bank of NT Butterfield & Son Ltd	58,332
2,120		Banner Corp	98,771
6,124		Cathay General Bancorp	197,132
3,660		Central Pacific Financial Corp	69,577
3,132		ConnectOne Bancorp, Inc	61,982
4,813	*	Customers Bancorp, Inc	87,500
6,951		Essent Group Ltd	300,283
1,654		Federal Agricultural Mortgage Corp	122,810
2,192		First Bancorp	74,155
7,690		First Financial Bancorp	134,806
2,005		First Merchants Corp	75,007
4,479		Flagstar Bancorp, Inc	182,564
4,980		Glacier Bancorp, Inc	229,130
4,509		Great Western Bancorp, Inc	94,238
4,330		Heritage Commerce Corp	38,407
7,786		Hilltop Holdings, Inc	214,193
3,270		Horizon Bancorp	51,862
1,804		Independent Bank Corp	33,320
2,710		Independent Bank Group, Inc	169,429
21,760		Investors Bancorp, Inc	229,786
4,700		Kearny Financial Corp	49,632
2,929		Lakeland Bancorp, Inc	37,198
500		Lakeland Financial Corp	26,790
6,106	*	Mr Cooper Group, Inc	189,469
4,390		National Bank Holdings Corp	143,816
4,659	*	NMI Holdings, Inc	105,526
4,335		OceanFirst Financial Corp	80,761
10,305		OFG Bancorp	191,055
6,420		Pacific Premier Bancorp, Inc	201,139
1,290		Peapack Gladstone Financial Corp	29,360
3,003		PennyMac Financial Services, Inc	197,057
3,754		Premier Financial Corp	86,342
1,184		QCR Holdings, Inc	46,875
16,137		Radian Group, Inc	326,774
5,900		Simmons First National Corp (Class A)	127,381
5,650	*	The Bancorp, Inc	77,122

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

3,700	*	Tristate Capital Holdings, Inc	$64,380
14,033		United Community Banks, Inc	399,099
3,097		Walker & Dunlop, Inc	284,986
5,530		WesBanco, Inc	165,679
4,050		WSFS Financial Corp	181,764

		TOTAL BANKS	5,638,219

CAPITAL GOODS - 11.5%
5,412		Advanced Drainage Systems, Inc	452,335
1,990	*	Aerovironment, Inc	172,931
1,000		Altra Industrial Motion Corp	55,430
6,800	*,g	API Group Corp	123,420
1,000		Applied Industrial Technologies, Inc	77,990
2,250		Astec Industries, Inc	130,230
4,088	*	Atkore International Group, Inc	168,058
4,319	*	Bloom Energy Corp	123,783
8,007	*	BMC Stock Holdings, Inc	429,816
3,438	*	Builders FirstSource, Inc	140,305
1,500	*	Chart Industries, Inc	176,685
2,409		Columbus McKinnon Corp	92,602
7,451		Comfort Systems USA, Inc	392,370
3,000	*	Construction Partners Inc	87,330
9,200	*	Cornerstone Building Brands, Inc	85,376
1,378		CSW Industrials, Inc	154,212
2,030		EMCOR Group, Inc	185,664
1,297		EnPro Industries, Inc	97,949
4,270	*	Evoqua Water Technologies Corp	115,205
6,991		Federal Signal Corp	231,891
3,249	*	Gibraltar Industries, Inc	233,733
7,790	*	Great Lakes Dredge & Dock Corp	102,594
3,200		Hillenbrand, Inc	127,360
1,980		Insteel Industries, Inc	44,095
1,766	*	Mastec, Inc	120,406
6,350		Maxar Technologies, Inc	245,046
3,842		Mueller Industries, Inc	134,893
12,050	*	Plug Power, Inc	408,615
350		Powell Industries, Inc	10,321
5,740		Primoris Services Corp	158,481
1,300		Raven Industries, Inc	43,017
1,590	*	RBC Bearings, Inc	284,674
6,500	*	Resideo Technologies, Inc	138,190
8,745	d	Rexnord Corp	345,340
1,700		Rush Enterprises, Inc (Class A)	70,414
2,780		Shyft Group, Inc	78,896
800		Simpson Manufacturing Co, Inc	74,760
840	*	SiteOne Landscape Supply, Inc	133,249
4,330	*	Sunrun, Inc	300,415
2,600		Triton International Ltd	126,126
10,450	*	WillScot Mobile Mini Holdings Corp	242,127

		TOTAL CAPITAL GOODS	6,916,334

COMMERCIAL & PROFESSIONAL SERVICES - 3.4%
3,100		ABM Industries, Inc	117,304
3,123		Exponent, Inc	281,164
1,650	*	Franklin Covey Co	36,745
7,630		Healthcare Services Group	214,403

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

4,100		HNI Corp	$141,286
1,560		ICF International, Inc	115,955
9,800		KAR Auction Services, Inc	182,378
2,168		Kforce, Inc	91,251
1,730		McGrath RentCorp	116,083
5,340	*	TriNet Group, Inc	430,404
10,000	*	Upwork, Inc	345,200

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	2,072,173

CONSUMER DURABLES & APPAREL - 3.3%
7,500		Callaway Golf Co	180,075
3,576	*	Century Communities, Inc	156,557
4,120	*	CROCS, Inc	258,159
620	*	Deckers Outdoor Corp	177,804
550		Johnson Outdoors, Inc	61,946
1,790		La-Z-Boy, Inc	71,314
4,910	*	Purple Innovation, Inc	161,735
2,714	*	Skyline Champion Corp	83,971
11,485	*	Sonos, Inc	268,634
6,060	*	Taylor Morrison Home Corp	155,439
5,470	*	Turtle Beach Corp	117,879
4,410	*	YETI Holdings, Inc	301,953

		TOTAL CONSUMER DURABLES & APPAREL	1,995,466

CONSUMER SERVICES - 3.9%
5,286	*	Adtalem Global Education, Inc	179,460
2,300	*	American Public Education, Inc	70,104
280	*	Biglari Holdings, Inc (B Shares)	31,136
6,940		Bloomin’ Brands, Inc	134,775
802	*	Bluegreen Vacations Holding Corp	10,851
2,500	*	Caesars Entertainment, Inc	185,675
2,750		Carriage Services, Inc	86,130
7,500	*	Carrols Restaurant Group, Inc	47,100
2,660	*	Chuy’s Holdings, Inc	70,463
1,302		Collectors Universe	98,171
1,910	*,e	GAN Ltd	38,735
5,770	*	Hilton Grand Vacations, Inc	180,889
14,300	*	Houghton Mifflin Harcourt Co	47,619
12,700		International Game Technology plc	215,138
1,630		Jack in the Box, Inc	151,264
8,000	*	Laureate Education, Inc	116,480
5,300	*	Noodles & Co	41,870
8,659	*	Perdoceo Education Corp	109,363
3,400	*	Red Robin Gourmet Burgers, Inc	65,382
6,900		Red Rock Resorts, Inc	172,776
6,350	*	SeaWorld Entertainment, Inc	200,597
3,079	*	Stride, Inc	65,367
400		Wingstop, Inc	53,020

		TOTAL CONSUMER SERVICES	2,372,365

DIVERSIFIED FINANCIALS - 3.6%
33,500		BGC Partners, Inc (Class A)	134,000
5,618	*	Blucora, Inc	89,382
10,198		Brightsphere Investment Group, Inc	196,617
3,550	*	Cannae Holdings, Inc	157,159
5,143		Cowen Group, Inc	133,667

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

2,367	*	Encore Capital Group, Inc	$92,195
5,820	*	Enova International, Inc	144,161
7,270		Federated Investors, Inc (Class B)	210,030
2,000	*	Green Dot Corp	111,600
1,110		Hamilton Lane, Inc	86,636
1,590		Piper Jaffray Cos	160,431
3,269		PROG Holdings, Inc	176,101
9,903		Stifel Financial Corp	499,705

		TOTAL DIVERSIFIED FINANCIALS	2,191,684

ENERGY - 2.6%
27,130	*,e	Antero Resources Corp	147,858
7,863		Berry Petroleum Co LLC	28,936
5,700		Brigham Minerals, Inc	62,643
10,500	*	ChampionX Corp	160,650
5,000		Delek US Holdings, Inc	80,350
10,250	*	Green Plains Inc	134,993
32,263	*	NexTier Oilfield Solutions, Inc	110,985
11,330	*	Oceaneering International, Inc	90,074
10,195	*	Par Pacific Holdings, Inc	142,526
5,530		PBF Energy, Inc	39,263
7,330	*	PDC Energy, Inc	150,485
17,880	*	ProPetro Holding Corp	132,133
2,715	*	Renewable Energy Group, Inc	192,276
2,400		World Fuel Services Corp	74,784

		TOTAL ENERGY	1,547,956

FOOD & STAPLES RETAILING - 1.2%
4,222		Andersons, Inc	103,481
10,983	*	BJ’s Wholesale Club Holdings, Inc	409,446
2,373		Natural Grocers by Vitamin C	32,605
4,154	*	Performance Food Group Co	197,772

		TOTAL FOOD & STAPLES RETAILING	743,304

FOOD, BEVERAGE & TOBACCO - 1.4%
55	*	Boston Beer Co, Inc (Class A)	54,686
2,474		Calavo Growers, Inc	171,770
5,020	*	Celsius Holdings, Inc	252,556
1,155		Lancaster Colony Corp	212,208
3,934	*	Simply Good Foods Co	123,370

		TOTAL FOOD, BEVERAGE & TOBACCO	814,590

HEALTH CARE EQUIPMENT & SERVICES - 6.8%
1,540	*	Addus HomeCare Corp	180,319
11,400	*	Allscripts Healthcare Solutions, Inc	164,616
4,800	*	Alphatec Holdings Inc	69,696
4,265	*	Angiodynamics, Inc	65,382
29,360	*	Brookdale Senior Living, Inc	130,065
6,900	*,e	Co-Diagnostics, Inc	64,170
2,841		Conmed Corp	318,192
7,660	*	Covetrus, Inc	220,148
1,300	*	CryoLife, Inc	30,693
1,220		Ensign Group, Inc	88,962
6,500	*	Evolent Health, Inc	104,195
9,460	*	GenMark Diagnostics, Inc	138,116
3,590	*	Health Catalyst, Inc	156,273

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

3,064	*	HealthStream, Inc	$66,918
6,548	*	HMS Holdings Corp	240,639
9,025	*	Inovalon Holdings, Inc	163,984
8,271	*	Lantheus Holdings, Inc	111,576
1,310	*	Magellan Health Services, Inc	108,520
5,730	*	Meridian Bioscience, Inc	107,094
4,180	*	Natus Medical, Inc	83,767
1,700	*	Neogen Corp	134,810
4,900	*	NextGen Healthcare, Inc	89,376
8,370	*	Option Care Health, Inc	130,907
2,718	*	Pennant Group, Inc	157,807
12,980	*	R1 RCM, Inc	311,780
584	*	Schrodinger, Inc	46,241
7,634	*	Select Medical Holdings Corp	211,156
1,300	*	SI-BONE, Inc	38,870
400	*	Teladoc, Inc	79,984
6,450	*	Tenet Healthcare Corp	257,549
4,510	*	Zynex Inc	60,705

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	4,132,510

HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
5,710	*	BellRing Brands, Inc	138,810
8,862	*	elf Beauty, Inc	223,234
1,500	*	Lifevantage Corp	13,980
1,330	*	USANA Health Sciences, Inc	102,543

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	478,567

INSURANCE - 1.5%
2,320		American Equity Investment Life Holding Co	64,171
3,215		Amerisafe, Inc	184,637
5,500		Conseco, Inc	122,265
2,414		Heritage Insurance Holdings, Inc	24,454
2,345		James River Group Holdings Ltd	115,257
4,200	*	Selectquote, Inc	87,150
2,770		Stewart Information Services Corp	133,957
9,192	*	Third Point Reinsurance Ltd	87,508
1,780		United Insurance Holdings Corp	10,182
5,046		Universal Insurance Holdings, Inc	76,245

		TOTAL INSURANCE	905,826

MATERIALS - 5.3%
3,843		Avient Corp	154,796
2,150		Balchem Corp	247,723
5,055		Boise Cascade Co	241,629
18,350	*	Coeur Mining, Inc	189,923
4,800		Domtar Corp	151,920
10,700	*,†	Ferroglobe plc	0
1,208		Innospec, Inc	109,602
2,870	*	Koppers Holdings, Inc	89,429
6,940		Louisiana-Pacific Corp	257,960
2,584		Materion Corp	164,653
3,440		Myers Industries, Inc	71,483
980		Olympic Steel, Inc	13,063
3,840		Schnitzer Steel Industries, Inc (Class A)	122,534
3,470		Sensient Technologies Corp	255,982
2,055		Stepan Co	245,203

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

12,553	*	Summit Materials, Inc	$252,064
3,940		Trinseo S.A.	201,767
16,200		United States Steel Corp	271,674
4,435	*	US Concrete, Inc	177,267

		TOTAL MATERIALS	3,218,672

MEDIA & ENTERTAINMENT - 1.7%
5,900	*	Cargurus, Inc	187,207
5,400	*	Cars.com, Inc	61,020
9,900	*	Glu Mobile, Inc	89,199
6,600	*	Gray Television, Inc	118,074
4,229	*	Liberty Braves Group (Class C)	105,218
3,028	*	TechTarget, Inc	178,985
15,250		TEGNA, Inc	212,737
2,950	*	WideOpenWest, Inc	31,477

		TOTAL MEDIA & ENTERTAINMENT	983,917

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 12.5%
1,840	*	Acadia Pharmaceuticals, Inc	98,366
12,970	*	Affimed NV	75,485
1,700	*	Albireo Pharma, Inc	63,767
11,278	*	Amicus Therapeutics, Inc	260,409
6,900	*,e	Aquestive Therapeutics, Inc	36,915
93	*	Arcutis Biotherapeutics, Inc	2,616
2,760	*	Arena Pharmaceuticals, Inc	212,051
2,590	*	Arrowhead Pharmaceuticals Inc	198,731
2,990	*	Arvinas, Inc	253,941
7,000	*	Atara Biotherapeutics, Inc	137,410
2,700	*	Athenex, Inc	29,862
880	*	Axsome Therapeutics, Inc	71,694
94	*,e	Beam Therapeutics, Inc	7,674
19,992	*	BioDelivery Sciences International, Inc	83,966
1,990	*	Biohaven Pharmaceutical Holding Co Ltd	170,563
14	*	Black Diamond Therapeutics, Inc	449
2,820	*,e	Cara Therapeutics, Inc	42,667
3,533	*	CareDx, Inc	255,966
7,900	*,e	Cassava Sciences, Inc	53,878
7,300	*	Catalyst Pharmaceuticals, Inc	24,382
2,861	*	Concert Pharmaceuticals, Inc	36,163
7,785	*	CytomX Therapeutics, Inc	50,992
2,870	*	Editas Medicine, Inc	201,216
1,700	*	Emergent Biosolutions, Inc	152,320
960	*	Fate Therapeutics, Inc	87,293
2,900	*	Five Prime Therapeutics, Inc	49,329
11,890	*	Fluidigm Corp	71,340
5,710	*	G1 Therapeutics, Inc	102,723
8,060	*	Gossamer Bio, Inc	77,940
2,200	*	Immunic, Inc	33,638
3,070	*	Immunovant, Inc	141,803
7,820	*,e	Inovio Pharmaceuticals, Inc	69,207
2,760	*	Intellia Therapeutics, Inc	150,144
6,986	*	Intersect ENT, Inc	159,979
4,920	*	Intra-Cellular Therapies, Inc	156,456
3,820	*,e	Invitae Corp	159,714
8,100	*	IVERIC bio, Inc	55,971
6,660	*	Karyopharm Therapeutics, Inc	103,097

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

4,440	*	Kiniksa Pharmaceuticals Ltd	$78,455
5,205	*	Kura Oncology, Inc	169,995
2,760		Luminex Corp	63,811
4,450	*	MacroGenics, Inc	101,727
2,390	*	Mersana Therapeutics, Inc	63,598
8,900	*	Mustang Bio, Inc	33,686
3,300	*	Myriad Genetics, Inc	65,257
2,820	*	NanoString Technologies, Inc	188,602
5,046	*	Natera, Inc	502,178
3,900	*	NeoGenomics, Inc	209,976
2,900	*	Neoleukin Therapeutics, Inc	40,890
2,080	*,e	Novavax, Inc	231,941
5,200	*	Ocular Therapeutix, Inc	107,640
5,790	*,e	Omeros Corp	82,710
28	*	Passage Bio, Inc	716
2,435		Phibro Animal Health Corp	47,288
3,100	*,e	Provention Bio, Inc	52,514
2,331	*	Quanterix Corp	108,391
43	*	REVOLUTION Medicines, Inc	1,702
10,350	*	Sangamo Therapeutics Inc	161,512
4,300	*	Sorrento Therapeutics, Inc	29,348
1,500	*	Sutro Biopharma, Inc	32,565
4,200	*	TG Therapeutics, Inc	218,484
4,950	*	Translate Bio, Inc	91,229
8,397	*	Travere Therapeutics, Inc	228,860
2,580	*	Twist Bioscience Corp	364,528
860	*	Ultragenyx Pharmaceutical, Inc	119,050
3,560	*	Veracyte, Inc	174,226
2,300	*	Vericel Corp	71,024

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	7,582,020

REAL ESTATE - 5.9%
7,210		Armada Hoffler Properties, Inc	80,896
4,198		Bluerock Residential Growth REIT, Inc	53,189
4,700		CareTrust REIT, Inc	104,246
44,290		Colony Capital, Inc	213,035
6,700		Columbia Property Trust, Inc	96,078
28,630		Diversified Healthcare Trust	117,956
2,091		EastGroup Properties, Inc	288,683
5,140		Four Corners Property Trust, Inc	153,018
4,710		Global Net Lease, Inc	80,729
7,360		Healthcare Realty Trust, Inc	217,856
6,810		Independence Realty Trust, Inc	91,458
8,307		National Storage Affiliates Trust	299,301
10,013		Newmark Group, Inc	72,995
2,140		Office Properties Income Trust	48,621
11,240		Physicians Realty Trust	200,072
12,158		Piedmont Office Realty Trust, Inc	197,324
2,781		PS Business Parks, Inc	369,511
3,780		QTS Realty Trust, Inc	233,906
9,900	*	Realogy Holdings Corp	129,888
2,240		RMR Group, Inc	86,509
9,786		STAG Industrial, Inc	306,498
9,530		Uniti Group, Inc	111,787

		TOTAL REAL ESTATE	3,553,556

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

RETAILING - 4.0%
1,634	*	Aaron’s Co, Inc	$30,981
7,570		Abercrombie & Fitch Co (Class A)	154,125
5,900	*	At Home Group, Inc	91,214
7,550	e	Bed Bath & Beyond, Inc	134,088
3,400		Buckle, Inc	99,280
1,100		Citi Trends, Inc	54,648
3,750	*	Conn’s, Inc	43,837
1,700	e	Dillard’s, Inc (Class A)	107,185
3,700	*	GrowGeneration Corp	148,814
4,133	*	Hibbett Sports, Inc	190,862
3,480	*	MarineMax, Inc	121,904
820	*	Overstock.com, Inc	39,335
10,869		Rent-A-Center, Inc	416,174
2,903	*	Sleep Number Corp	237,640
7,510	*	Sportsman’s Warehouse Holdings, Inc	131,801
910	*	Stamps.com, Inc	178,533
2,500	*	Stitch Fix Inc	146,800
1,386	*	Zumiez, Inc	50,977

		TOTAL RETAILING	2,378,198

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
8,200		Amkor Technology, Inc	123,656
2,811		Brooks Automation, Inc	190,726
6,425	*	Formfactor, Inc	276,403
2,200	*	Ichor Holdings Ltd	66,319
7,073	*	Lattice Semiconductor Corp	324,085
1,700	*	MACOM Technology Solutions Holdings, Inc	93,568
5,220	*	MaxLinear, Inc	199,352
10,846	*	Rambus, Inc	189,371
840	*	Silicon Laboratories, Inc	106,966

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	1,570,446

SOFTWARE & SERVICES - 7.4%
2,980	*	Alarm.com Holdings, Inc	308,281
4,500	*	Avaya Holdings Corp	86,175
11,120	*	Box, Inc	200,716
15,880	*	Cloudera, Inc	220,891
2,490	*	Commvault Systems, Inc	137,871
9,030	*	Digital Turbine, Inc	510,737
2,240	*	Domo, Inc	142,845
12,940	*	Limelight Networks, Inc	51,631
3,200	*	LiveRamp Holdings, Inc	234,208
4,049		Mantech International Corp (Class A)	360,118
5,888		NIC, Inc	152,087
13,867		Perspecta, Inc	333,917
5,298		Progress Software Corp	239,417
1,245	*	Rapid7, Inc	112,249
1,740	*	SecureWorks Corp	24,743
2,350	*	Sprout Social, Inc	106,713
1,900	*	SPS Commerce, Inc	206,321
6,226	*	Tenable Holdings, Inc	325,371
4,200	*	Verint Systems, Inc	282,156
4,778	*	Workiva, Inc	437,760

		TOTAL SOFTWARE & SERVICES	4,474,207

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY			VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 2.7%
4,880	*	Calix, Inc			$145,229
12,510	*	Diebold, Inc			133,357
1,280	*	ePlus, Inc			112,576
18,792	*	Extreme Networks, Inc			129,477
5,160	*	Fitbit, Inc			35,088
1,840	*	II-VI, Inc			139,766
2,333	*	Insight Enterprises, Inc			177,518
2,399	*	OSI Systems, Inc			223,635
5,340	*	Ribbon Communications, Inc			35,030
9,211	*	Sanmina Corp			293,739
10,656	*	TTM Technologies, Inc			146,999
1,306	*	Vishay Precision Group, Inc			41,113

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			1,613,527

TELECOMMUNICATION SERVICES - 0.6%
5,430	*	Boingo Wireless, Inc			69,070
5,860	*	Liberty Latin America Ltd (Class A)			65,222
1,539	*	Liberty Latin America Ltd (Class C)			17,067
2,070		Spok Holdings, Inc			23,039
15,870	*	Vonage Holdings Corp			204,326

		TOTAL TELECOMMUNICATION SERVICES			378,724

TRANSPORTATION - 1.3%
3,101		ArcBest Corp			132,320
1,840	*	Avis Budget Group, Inc			68,632
2,521		Forward Air Corp			193,714
5,433		Heartland Express, Inc			98,337
3,851	*	Hub Group, Inc (Class A)			219,507
1,926		Marten Transport Ltd			33,185
3,580	*	Radiant Logistics, Inc			20,764

		TOTAL TRANSPORTATION			766,459

UTILITIES - 1.7%
3,478		Black Hills Corp			213,723
2,867		Clearway Energy, Inc (Class A)			84,720
1,300		Northwest Natural Holding Co			59,787
3,800		NorthWestern Corp			221,578
923		Portland General Electric Co			39,477
2,550		South Jersey Industries, Inc			54,953
2,030		Southwest Gas Holdings Inc			123,322
800		Spire, Inc			51,232
3,440	*	Sunnova Energy International, Inc			155,247

		TOTAL UTILITIES			1,004,039

		TOTAL COMMON STOCKS			58,094,698

		(Cost $42,495,085)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 4.9%

GOVERNMENT AGENCY DEBT - 3.4%
$2,000,000		Federal Home Loan Bank (FHLB)	0.080%	01/27/21	1,999,910

		TOTAL GOVERNMENT AGENCY DEBT			1,999,910

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

REPURCHASE AGREEMENT - 0.5%
$320,000	r	Fixed Income Clearing Corp (FICC)	0.050%	01/04/21	$320,000

		TOTAL REPURCHASE AGREEMENT			320,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.0%
595,661	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.080		595,661

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			595,661

		TOTAL SHORT-TERM INVESTMENTS			2,915,571

		(Cost $2,915,545)
		TOTAL INVESTMENTS - 101.3% (Cost $45,410,630)			61,010,269
		OTHER ASSETS & LIABILITIES, NET - (1.3)%			(755,997)

		NET ASSETS - 100.0%			$60,254,272

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,050,198.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/20, the aggregate value of these securities is $123,420 or 0.2% of net assets.

r	Agreement with Fixed Income Clearing Corp, 0.050% dated 12/31/20 to be repurchased at $320,000 on 1/4/21, collateralized by U.S. Treasury Notes valued at $326,437.

Futures contracts outstanding as of December 31, 2020 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
CME E-mini Russell 2000 Index Futures	21	03/19/21	$2,000,802	$2,073,540	$72,738

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

TIAA-CREF LIFE FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUTOMOBILES & COMPONENTS - 2.0%
858		Aptiv plc	$111,789
114		BorgWarner, Inc	4,405
1,215	*	Tenneco, Inc	12,879
2,184	*	Tesla, Inc	1,541,183

		TOTAL AUTOMOBILES & COMPONENTS	1,670,256

BANKS - 2.5%
77		Ameris Bancorp	2,931
483		Associated Banc-Corp	8,235
564		Bank OZK	17,636
618		Berkshire Hills Bancorp, Inc	10,580
80		Bryn Mawr Bank Corp	2,448
53		Camden National Corp	1,896
6,194		Citizens Financial Group, Inc	221,497
1,438		Comerica, Inc	80,327
18		Commerce Bancshares, Inc	1,183
44		Cullen/Frost Bankers, Inc	3,838
710	*	Customers Bancorp, Inc	12,908
167		Federal Agricultural Mortgage Corp	12,400
141		First Busey Corp	3,039
577		First Republic Bank	84,779
693		Great Western Bancorp, Inc	14,484
89		Heartland Financial USA, Inc	3,593
108		Heritage Financial Corp	2,526
295		HomeStreet, Inc	9,956
3,703		Huntington Bancshares, Inc	46,769
1,508		Investors Bancorp, Inc	15,925
1,081		Kearny Financial Corp	11,415
2,904		Keycorp	47,655
329		Live Oak Bancshares, Inc	15,614
1,072		M&T Bank Corp	136,466
288		MGIC Investment Corp	3,614
180	*	Mr Cooper Group, Inc	5,585
333		National Bank Holdings Corp	10,909
6,157		New York Community Bancorp, Inc	64,956
145		Old National Bancorp	2,401
2,173		People’s United Financial, Inc	28,097
706		Pinnacle Financial Partners, Inc	45,466
3,388		PNC Financial Services Group, Inc	504,812
8,910		Regions Financial Corp	143,629
130		Stock Yards Bancorp, Inc	5,262
254	*	SVB Financial Group	98,509
102		TFS Financial Corp	1,798
277	*	The Bancorp, Inc	3,781
538	*	Tristate Capital Holdings, Inc	9,361
6,696		Truist Financial Corp	320,939
50		UMB Financial Corp	3,450

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

102		United Bankshares, Inc	$3,305
182		Univest Financial Corp	3,746
44		Webster Financial Corp	1,855
280		WesBanco, Inc	8,389
49		Westamerica Bancorporation	2,709
693		Zions Bancorporation	30,104

		TOTAL BANKS	2,070,777

CAPITAL GOODS - 5.5%
2,781		3M Co	486,091
146	*	Aegion Corp	2,773
1,115	*	Axon Enterprise, Inc	136,621
603		Barnes Group, Inc	30,566
1,964	*	Bloom Energy Corp	56,288
223		Carlisle Cos, Inc	34,828
2,436		Caterpillar, Inc	443,401
540		Cubic Corp	33,502
467		Cummins, Inc	106,056
987		Curtiss-Wright Corp	114,838
1,298		Deere & Co	349,227
2,253		Eaton Corp	270,675
1,581		Fastenal Co	77,200
1,310		Fortive Corp	92,774
169	*	Herc Holdings, Inc	11,223
1,874		Hexcel Corp	90,870
27		IDEX Corp	5,378
2,093		Illinois Tool Works, Inc	426,721
4,166		Johnson Controls International plc	194,094
2,247		Masco Corp	123,428
1,233	*	Mercury Systems, Inc	108,578
302		Moog, Inc (Class A)	23,949
52	*	MYR Group, Inc	3,125
75		Owens Corning, Inc	5,682
797		PACCAR, Inc	68,765
620		Parker-Hannifin Corp	168,894
1,684	*	Plug Power, Inc	57,104
495		Rockwell Automation, Inc	124,151
482		Roper Technologies Inc	207,785
116		Snap-On, Inc	19,852
144		Stanley Black & Decker, Inc	25,713
488	*	Teledyne Technologies, Inc	191,286
900		Trane Technologies plc	130,644
208	*	Trimas Corp	6,587
394	*	United Rentals, Inc	91,373
267	*	Vectrus, Inc	13,275
176		W.W. Grainger, Inc	71,868
31	*	WESCO International, Inc	2,434
484		Woodward Inc	58,821
475		Xylem, Inc	48,350

		TOTAL CAPITAL GOODS	4,514,790

COMMERCIAL & PROFESSIONAL SERVICES - 1.4%
205		ACCO Brands Corp	1,732
207		Cintas Corp	73,166
1,817	*	Copart, Inc	231,213
165	*	FTI Consulting, Inc	18,434

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

112		Heidrick & Struggles International, Inc	$3,291
117	*	Huron Consulting Group, Inc	6,897
34		ICF International, Inc	2,527
3,428		IHS Markit Ltd	307,937
478		Kelly Services, Inc (Class A)	9,833
138		Resources Connection, Inc	1,735
691		Robert Half International, Inc	43,174
1,566		TransUnion	155,379
33	*	TriNet Group, Inc	2,660
177		Verisk Analytics, Inc	36,743
437		Viad Corp	15,806
1,910		Waste Management, Inc	225,246

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,135,773

CONSUMER DURABLES & APPAREL - 1.5%
200		Callaway Golf Co	4,802
10		Columbia Sportswear Co	874
643		DR Horton, Inc	44,316
468		Ethan Allen Interiors, Inc	9,458
74		Garmin Ltd	8,855
354	*	GoPro, Inc	2,931
200	*	Green Brick Partners, Inc	4,592
13		Hasbro, Inc	1,216
325	*,e	iRobot Corp	26,094
536		Lennar Corp (Class A)	40,859
356	*	Lululemon Athletica, Inc	123,899
229	*	Mohawk Industries, Inc	32,278
144		Newell Brands Inc	3,057
5,121		Nike, Inc (Class B)	724,468
28	*	NVR, Inc	114,236
1,740	*	Sonos, Inc	40,699
757		VF Corp	64,655

		TOTAL CONSUMER DURABLES & APPAREL	1,247,289

CONSUMER SERVICES - 2.5%
389	*	American Public Education, Inc	11,857
447	*	Bright Horizons Family Solutions	77,327
356		Carriage Services, Inc	11,150
134	*	Chipotle Mexican Grill, Inc (Class A)	185,819
554		Darden Restaurants, Inc	65,992
1,038	e	Dave & Buster’s Entertainment, Inc	31,161
13		Dine Brands Global Inc.	754
313		Domino’s Pizza, Inc	120,023
372	*	El Pollo Loco Holdings, Inc	6,733
173	*	frontdoor, Inc	8,686
95		Graham Holdings Co	50,671
3,090		Hilton Worldwide Holdings, Inc	343,793
216		Marriott Vacations Worldwide Corp	29,640
384	*	Planet Fitness, Inc	29,810
2,790		Royal Caribbean Cruises Ltd	208,385
1,082		Service Corp International	53,126
35	*	Shake Shack, Inc	2,967
1,017		Six Flags Entertainment Corp	34,680
5,888		Starbucks Corp	629,898
1,155	*	Terminix Global Holdings, Inc	58,917
255		Vail Resorts, Inc	71,135

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

983		Wendy’s	$21,547
320	*	WW International Inc	7,808

		TOTAL CONSUMER SERVICES	2,061,879

DIVERSIFIED FINANCIALS - 6.3%
2,331		Ally Financial, Inc	83,123
4,755		American Express Co	574,927
6,593		Bank of New York Mellon Corp	279,807
790		BlackRock, Inc	570,017
8,040		Charles Schwab Corp	426,442
1,658		CME Group, Inc	301,839
4,669		Discover Financial Services	422,685
119		Factset Research Systems, Inc	39,567
1,299		Franklin Resources, Inc	32,462
105	*	Green Dot Corp	5,859
4,566		Intercontinental Exchange Group, Inc	526,414
482		Invesco Ltd	8,401
245		MarketAxess Holdings, Inc	139,787
876		Moody’s Corp	254,250
8,844		Morgan Stanley	606,079
309		Nasdaq Inc	41,017
1,564		Northern Trust Corp	145,671
65	*	PRA Group, Inc	2,578
38		PROG Holdings, Inc	2,047
1,401		S&P Global, Inc	460,551
1,612		State Street Corp	117,321
368		T Rowe Price Group, Inc	55,712
311		Voya Financial, Inc	18,290

		TOTAL DIVERSIFIED FINANCIALS	5,114,846

ENERGY - 2.3%
4,768		Antero Midstream Corp	36,761
2,315		Apache Corp	32,850
3,335		Baker Hughes Co	69,535
49	*	ChampionX Corp	750
1,730	*	Cheniere Energy, Inc	103,852
6,431		Chevron Corp	543,098
170		Cimarex Energy Co	6,377
6,174		ConocoPhillips	246,898
59		Delek US Holdings, Inc	948
2,858		EQT Corp	36,325
3,419	*	Helix Energy Solutions Group, Inc	14,360
1,260		Hess Corp	66,515
12,391		Kinder Morgan, Inc	169,385
9,016		Kosmos Energy Ltd	21,188
18,145		Marathon Oil Corp	121,027
94	*	Nov, Inc	1,291
230		ONEOK, Inc	8,827
2,817		Parsley Energy, Inc	40,001
6,474		Schlumberger Ltd	141,328
1,332	*	Select Energy Services, Inc	5,461
9,944	*	Southwestern Energy Co	29,633
2,625		Valero Energy Corp	148,496

		TOTAL ENERGY	1,844,906

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 0.6%
2,549	*	BJ’s Wholesale Club Holdings, Inc	$95,027
695		Casey’s General Stores, Inc	124,141
701	*	Chefs’ Warehouse Holdings, Inc	18,009
620	*	Performance Food Group Co	29,518
500		Pricesmart, Inc	45,545
877		SpartanNash Co	15,268
2,640	*	Sprouts Farmers Market, Inc	53,064
1,207	*	United Natural Foods, Inc	19,276
3,282	*	US Foods Holding Corp	109,323

		TOTAL FOOD & STAPLES RETAILING	509,171

FOOD, BEVERAGE & TOBACCO - 2.8%
628	*,e	Beyond Meat, Inc	78,500
993		Campbell Soup Co	48,011
14,247		Coca-Cola Co	781,305
173	*	Darling International, Inc	9,979
710		Fresh Del Monte Produce, Inc	17,090
4,764		General Mills, Inc	280,123
2,692		Hormel Foods Corp	125,474
1,710		Kellogg Co	106,413
930		McCormick & Co, Inc	88,908
5,239		PepsiCo, Inc	776,944
79	*	TreeHouse Foods, Inc	3,357

		TOTAL FOOD, BEVERAGE & TOBACCO	2,316,104

HEALTH CARE EQUIPMENT & SERVICES - 7.2%
476	*	Abiomed, Inc	154,319
454	*,e	Accelerate Diagnostics, Inc	3,441
553	*	Align Technology, Inc	295,512
3,728	*	Allscripts Healthcare Solutions, Inc	53,832
786	*	Angiodynamics, Inc	12,049
2,703	*	Antares Pharma, Inc	10,785
357	*	AtriCure, Inc	19,874
13	*,e	Axonics Modulation Technologies, Inc	649
553		Becton Dickinson & Co	138,372
16	*	BioTelemetry, Inc	1,153
1,870		Cardinal Health, Inc	100,157
287	*	Cardiovascular Systems, Inc	12,559
5,311	*	Centene Corp	318,819
4,112		Cerner Corp	322,710
3,201	*	Cerus Corp	22,151
1,698		Cigna Corp	353,490
280		Computer Programs & Systems, Inc	7,515
450		Cooper Cos, Inc	163,494
1,185	*	Covetrus, Inc	34,057
4,559		CVS Health Corp	311,380
2,297		Dentsply Sirona, Inc	120,271
628	*	DexCom, Inc	232,184
4,649	*	Edwards Lifesciences Corp	424,128
1,838	*	Envista Holdings Corp	61,996
497	*	GenMark Diagnostics, Inc	7,256
178	*	Glaukos Corp	13,396
641	*	Globus Medical, Inc	41,806
138	*	Guardant Health, Inc	17,785
102	*	Haemonetics Corp	12,113
1,377		HCA Healthcare, Inc	226,461

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

747	*	Health Catalyst, Inc	$32,517
294	*	Henry Schein, Inc	19,657
157	*	Heska Corp	22,867
327		Hill-Rom Holdings, Inc	32,036
390	*	HMS Holdings Corp	14,332
1,211	*	Hologic, Inc	88,197
1,151		Humana, Inc	472,221
647	*	IDEXX Laboratories, Inc	323,416
110	*	Inogen, Inc	4,915
257	*	Integer Holding Corp	20,866
504	*	Laboratory Corp of America Holdings	102,589
301		LeMaitre Vascular, Inc	12,191
85	*	LivaNova plc	5,628
166	*	Meridian Bioscience, Inc	3,103
1,203	*	Merit Medical Systems, Inc	66,779
1,173	*	NextGen Healthcare, Inc	21,396
476	*	Omnicell, Inc	57,130
667	*	OraSure Technologies, Inc	7,060
412	*	Orthofix Medical Inc	17,708
170	*	Penumbra, Inc	29,750
80		Premier, Inc	2,808
31	*	Providence Service Corp	4,298
298		Quest Diagnostics, Inc	35,513
847	*	Quidel Corp	152,164
890		Resmed, Inc	189,178
542	*	Staar Surgical Co	42,937
356		STERIS plc	67,476
377	*	Tactile Systems Technology, Inc	16,942
302	*	Tandem Diabetes Care, Inc	28,895
1,121	*	Teladoc, Inc	224,155
191	*	Triple-S Management Corp (Class B)	4,078
424	*	Varian Medical Systems, Inc	74,204
740	*	Vocera Communications, Inc	30,732
486		West Pharmaceutical Services, Inc	137,689

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	5,859,141

HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
942		Clorox Co	190,209
3,423		Colgate-Palmolive Co	292,701
883		Estee Lauder Cos (Class A)	235,046
716		Kimberly-Clark Corp	96,538
7,975		Procter & Gamble Co	1,109,641

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,924,135

INSURANCE - 2.8%
3,587		Aflac, Inc	159,514
1,261		Allstate Corp	138,622
828		Aon plc	174,931
2,592		Chubb Ltd	398,961
18	*	eHealth, Inc	1,271
3,254	*	Genworth Financial, Inc (Class A)	12,300
962		Lincoln National Corp	48,398
2,365		Loews Corp	106,472
3,091		Marsh & McLennan Cos, Inc	361,647
3,203		Progressive Corp	316,713
3,523		Prudential Financial, Inc	275,040

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,686		Travelers Cos, Inc	$236,664
4		White Mountains Insurance Group Ltd	4,003
162		Willis Towers Watson plc	34,130

		TOTAL INSURANCE	2,268,666

MATERIALS - 3.0%
205		Amcor plc	2,413
140		Aptargroup, Inc	19,165
2,671		Ball Corp	248,884
1,021	*	Century Aluminum Co	11,262
5,755		DuPont de Nemours, Inc	409,238
1,834		Ecolab, Inc	396,804
39		H.B. Fuller Co	2,023
168	e	International Flavors & Fragrances, Inc	18,285
2,652		Linde plc	698,829
200		Martin Marietta Materials, Inc	56,794
1,614		Mosaic Co	37,138
5,436		Newmont Goldcorp Corp	325,562
1,697		Nucor Corp	90,263
253		PPG Industries, Inc	36,488
27		Reliance Steel & Aluminum Co	3,233
1,968	*	Summit Materials, Inc	39,517
283		Trinseo S.A.	14,492
350	*	US Concrete, Inc	13,990

		TOTAL MATERIALS	2,424,380

MEDIA & ENTERTAINMENT - 7.7%
5,817		Activision Blizzard, Inc	540,108
755	*	Alphabet, Inc (Class A)	1,323,243
740	*	Alphabet, Inc (Class C)	1,296,391
38		Cable One, Inc	84,653
197	*	Cardlytics, Inc	28,126
2,461	e	Cinemark Holdings, Inc	42,846
3,663	*	Discovery, Inc (Class A)	110,220
5,052	*	Discovery, Inc (Class C)	132,312
2,046		Electronic Arts, Inc	293,806
2,025	*	Gray Television, Inc	36,227
1,398	*,e	iHeartMedia, Inc	18,146
1,046	*	Imax Corp	18,849
1,361		Interpublic Group of Cos, Inc	32,011
642		John Wiley & Sons, Inc (Class A)	29,314
136	*	Liberty Broadband Corp (Class A)	21,431
2,219	*	Liberty Broadband Corp (Class C)	351,423
2,098	*	Live Nation, Inc	154,161
236	*	Madison Square Garden Co	43,448
809		New York Times Co (Class A)	41,882
3,840		Omnicom Group, Inc	239,501
6,526	*	Pinterest, Inc	430,063
477		Scholastic Corp	11,925
1,242		Sinclair Broadcast Group, Inc (Class A)	39,558
23,404		Sirius XM Holdings, Inc	149,083
1,009	*	Take-Two Interactive Software, Inc	209,660
246		TEGNA, Inc	3,432
2,389	*	TripAdvisor, Inc	68,755
5,630	*	Twitter, Inc	304,865
542		World Wrestling Entertainment, Inc (Class A)	26,043

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

20,212	*	Zynga, Inc	$199,492

		TOTAL MEDIA & ENTERTAINMENT	6,280,974

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.6%
5,055		AbbVie, Inc	541,643
719	*	Acadia Pharmaceuticals, Inc	38,438
987	*	Aerie Pharmaceuticals, Inc	13,334
1,955		Agilent Technologies, Inc	231,648
637	*	Agios Pharmaceuticals, Inc	27,601
2,356		Amgen, Inc	541,692
249	*	AnaptysBio, Inc	5,353
544	*	Assembly Biosciences, Inc	3,291
898	*	Atara Biotherapeutics, Inc	17,628
98	*	Avrobio, Inc	1,366
33	*	Axsome Therapeutics, Inc	2,689
3,404	*	BioCryst Pharmaceuticals, Inc	25,360
779	*	Biogen, Inc	190,746
618	*	BioMarin Pharmaceutical, Inc	54,192
1,491	*	Bluebird Bio, Inc	64,516
9,057		Bristol-Myers Squibb Co	561,806
701	*	Collegium Pharmaceutical, Inc	14,041
3,440		Eli Lilly & Co	580,810
70	*,e	Esperion Thereapeutics, Inc	1,820
453	*	Flexion Therapeutics, Inc	5,228
4,819		Gilead Sciences, Inc	280,755
414	*	Halozyme Therapeutics, Inc	17,682
178	*	Illumina, Inc	65,860
435	*	Insmed, Inc	14,481
335	*	Intersect ENT, Inc	7,671
1,239	*	Intra-Cellular Therapies, Inc	39,400
740	*	IQVIA Holdings, Inc	132,586
374	*	Jazz Pharmaceuticals plc	61,729
903	*	Karyopharm Therapeutics, Inc	13,978
1,108	*	MacroGenics, Inc	25,329
8,976		Merck & Co, Inc	734,237
77	*	Mettler-Toledo International, Inc	87,755
34	*	Mirati Therapeutics, Inc	7,468
70	*,e	Novavax, Inc	7,806
4,759	*,e	Opko Health, Inc	18,798
547		Perrigo Co plc	24,462
842	*	Prothena Corp plc	10,112
128	*	Regeneron Pharmaceuticals, Inc	61,838
202	*	Repligen Corp	38,709
1,002	*	Revance Therapeutics, Inc	28,397
89	*	Sage Therapeutics, Inc	7,699
1,162	*	Sangamo Therapeutics Inc	18,133
5,141	*,e	TherapeuticsMD, Inc	6,221
1,164		Thermo Fisher Scientific, Inc	542,168
60	*	Tricida, Inc	423
366	*	Ultragenyx Pharmaceutical, Inc	50,665
1,810	*	Vertex Pharmaceuticals, Inc	427,775
245	*	Waters Corp	60,618
576	*,e	ZIOPHARM Oncology, Inc	1,452
2,999		Zoetis, Inc	496,334
177	*	Zogenix, Inc	3,538

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	6,217,281

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 3.1%
641		Alexandria Real Estate Equities, Inc	$114,239
2,076		American Tower Corp	465,979
61		Americold Realty Trust	2,277
965		Boston Properties, Inc	91,221
705		Brixmor Property Group, Inc	11,668
432		CatchMark Timber Trust, Inc	4,044
1,099	*	CBRE Group, Inc	68,929
118		Coresite Realty	14,783
311		Cousins Properties, Inc	10,418
403		CyrusOne, Inc	29,479
3,186	*	DiamondRock Hospitality Co	26,285
165		Douglas Emmett, Inc	4,815
352		Easterly Government Properties, Inc	7,973
471		Equinix, Inc	336,379
456		First Industrial Realty Trust, Inc	19,211
1,028		Franklin Street Properties Corp	4,492
2,714		Healthpeak Properties Inc	82,044
3,867		Host Hotels and Resorts, Inc	56,574
421	*	Howard Hughes Corp	33,230
282		Hudson Pacific Properties	6,774
355		iStar Inc	5,272
79	*	Jones Lang LaSalle, Inc	11,721
63		Kilroy Realty Corp	3,616
1,023		Kimco Realty Corp	15,355
3,283		Macerich Co	35,030
57		Paramount Group, Inc	515
5,447		Park Hotels & Resorts, Inc	93,416
4,561		Prologis, Inc	454,549
50		QTS Realty Trust, Inc	3,094
783	*	Realogy Holdings Corp	10,273
150		Regency Centers Corp	6,839
441		RLJ Lodging Trust	6,240
8		RMR Group, Inc	309
659		SBA Communications Corp	185,924
445		UDR, Inc	17,101
826		Ventas, Inc	40,507
17		Washington REIT	368
2,315		Welltower, Inc	149,595
3,168		Weyerhaeuser Co	106,223
765		Xenia Hotels & Resorts, Inc	11,628

		TOTAL REAL ESTATE	2,548,389

RETAILING - 5.5%
595	*	1-800-FLOWERS.COM, Inc (Class A)	15,470
19	*	Aaron’s Co, Inc	360
328		Advance Auto Parts, Inc	51,663
267	*	Booking Holdings, Inc	594,681
21	*	CarMax, Inc	1,984
1,173		Designer Brands, Inc	8,973
251	*	Dollar Tree, Inc	27,118
9,033		eBay, Inc	453,908
3,157		Expedia Group, Inc	417,987
84	*	Five Below, Inc	14,698
305		Gap, Inc	6,158

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

316	*	Genesco, Inc	$9,508
539	*	Groupon, Inc	20,479
364	*	Hibbett Sports, Inc	16,810
3,352		Home Depot, Inc	890,358
231	*	Lands’ End, Inc	4,983
1,013	*	LKQ Corp	35,698
2,772		Lowe’s Companies, Inc	444,934
5,597		Macy’s, Inc	62,966
431	*	MarineMax, Inc	15,098
1,979	*	Quotient Technology, Inc	18,642
1,438	*	RealReal, Inc	28,099
577		Ross Stores, Inc	70,861
214		Shoe Carnival, Inc	8,385
2,632		Target Corp	464,627
331		Tiffany & Co	43,510
4,154		TJX Companies, Inc	283,677
202		Tractor Supply Co	28,397
1,443	*,e	Wayfair, Inc	325,844
375		Williams-Sonoma, Inc	38,190
15		Winmark Corp	2,787
234	*	Zumiez, Inc	8,607

		TOTAL RETAILING	4,415,460

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.3%
4,603		Applied Materials, Inc	397,239
289	*	Cirrus Logic, Inc	23,756
312	*	Cree, Inc	33,041
936	*	First Solar, Inc	92,589
17,173		Intel Corp	855,559
743		Lam Research Corp	350,897
2,008		NVIDIA Corp	1,048,577
243	*	Silicon Laboratories, Inc	30,944
4,372		Texas Instruments, Inc	717,576

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	3,550,178

SOFTWARE & SERVICES - 13.8%
2,890		Accenture plc	754,897
1,826	*	Adobe, Inc	913,219
108	*	Anaplan, Inc	7,760
298	*	Aspen Technology, Inc	38,815
1,807	*	Autodesk, Inc	551,749
2,016		Automatic Data Processing, Inc	355,219
1,923	*	Avaya Holdings Corp	36,825
634	*	Benefitfocus, Inc	9,180
146	*	Bill.Com Holdings, Inc	19,929
193		Blackbaud, Inc	11,109
1,128	*	Blackline, Inc	150,453
1,754	*	Cadence Design Systems, Inc	239,298
417	*	ChannelAdvisor Corp	6,664
354	*	Concentrix Corp	34,940
3,873	*	Conduent, Inc	18,590
737		CSG Systems International, Inc	33,217
5,699		DXC Technology Co	146,749
514	*	Elastic NV	75,111
744	*	ExlService Holdings, Inc	63,337
1,394	*	Five9, Inc	243,114

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

4,981		International Business Machines Corp	$627,008
1,484		Intuit, Inc	563,697
3,032	*	Limelight Networks, Inc	12,098
235	*	Liveperson, Inc	14,624
17,739	d	Microsoft Corp	3,945,508
1,162	*	New Relic, Inc	75,995
1,670	*	Nutanix, Inc	53,223
790	*	Okta, Inc	200,865
136	*	OneSpan, Inc	2,812
369	*	Paylocity Holding Corp	75,981
739	*	Perficient, Inc	35,213
295	*	Qualys, Inc	35,952
394	*	Rapid7, Inc	35,523
6,199		Sabre Corp	74,512
3,310	*	salesforce.com, Inc	736,574
1,309		Science Applications International Corp	123,884
480	*	Smartsheet, Inc	33,259
813	*	SPS Commerce, Inc	88,284
1,463	*	SVMK, Inc	37,380
894	*	Sykes Enterprises, Inc	33,677
2,511	*	Teradata Corp	56,422
401		TTEC Holdings, Inc	29,245
614	*	Virtusa Corp	31,394
1,761	*	VMware, Inc (Class A)	246,998
965	*	WEX, Inc	196,406
870	*	Workday, Inc	208,461
127	*	Workiva, Inc	11,636

		TOTAL SOFTWARE & SERVICES	11,296,806

TECHNOLOGY HARDWARE & EQUIPMENT - 7.8%
37,505		Apple, Inc	4,976,538
41		Belden CDT, Inc	1,718
108		Benchmark Electronics, Inc	2,917
1,753	*	Ciena Corp	92,646
15,505		Cisco Systems, Inc	693,849
38		Cognex Corp	3,051
413		CTS Corp	14,178
862		Dolby Laboratories, Inc (Class A)	83,726
44	*	Fabrinet	3,414
19,816		Hewlett Packard Enterprise Co	234,820
2,240		HP, Inc	55,082
156	*	Insight Enterprises, Inc	11,870
9		InterDigital, Inc	546
69	*	Itron, Inc	6,617
669	*	Keysight Technologies, Inc	88,368
373	*	Kimball Electronics, Inc	5,964
189	*	Lumentum Holdings, Inc	17,917
91		Methode Electronics, Inc	3,483
45		Motorola Solutions, Inc	7,653
49	*	Novanta, Inc	5,793
633	*	Ribbon Communications, Inc	4,152
153	*	Rogers Corp	23,759
354		Synnex Corp	28,830
476	*	Trimble Inc	31,783
621	*	TTM Technologies, Inc	8,567
1,036		Vishay Intertechnology, Inc	21,456

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY			VALUE

180	*	Zebra Technologies Corp (Class A)			$69,179

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			6,497,876

TELECOMMUNICATION SERVICES - 1.6%
957	*	Boingo Wireless, Inc			12,173
2,220	*	Iridium Communications, Inc			87,301
2,742	*	T-Mobile US, Inc			369,759
14,965		Verizon Communications, Inc			879,194

		TOTAL TELECOMMUNICATION SERVICES			1,348,427

TRANSPORTATION - 2.4%
579		ArcBest Corp			24,706
368	*	Avis Budget Group, Inc			13,727
732		CH Robinson Worldwide, Inc			68,713
4,987		CSX Corp			452,570
10,105		Delta Air Lines, Inc			406,322
623	*	Echo Global Logistics, Inc			16,709
69		Kansas City Southern			14,085
1,479		Norfolk Southern Corp			351,425
15		Old Dominion Freight Line			2,928
3,541		United Parcel Service, Inc (Class B)			596,304

		TOTAL TRANSPORTATION			1,947,489

UTILITIES - 2.6%
3,605		American Electric Power Co, Inc			300,188
416		American Water Works Co, Inc			63,844
1,610		Centerpoint Energy, Inc			34,840
142		CMS Energy Corp			8,663
2,457		Consolidated Edison, Inc			177,567
2,461		Dominion Energy, Inc			185,067
253		DTE Energy Co			30,717
1,756		Eversource Energy			151,912
2,695		Public Service Enterprise Group, Inc			157,118
2,126		Sempra Energy			270,874
131		South Jersey Industries, Inc			2,823
6,507		Southern Co			399,725
237	*	Sunnova Energy International, Inc			10,696
361		UGI Corp			12,621
1,466		WEC Energy Group, Inc			134,916
2,348		Xcel Energy, Inc			156,541

		TOTAL UTILITIES			2,098,112

		TOTAL COMMON STOCKS			81,163,105

		(Cost $45,974,942)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.1%

GOVERNMENT AGENCY DEBT - 0.4%
$250,000		Federal Home Loan Bank (FHLB)	0.075%	01/27/21	249,989

		TOTAL GOVERNMENT AGENCY DEBT			249,989

REPURCHASE AGREEMENT - 0.5%
420,000	r	Fixed Income Clearing Corp (FICC)	0.050	01/04/21	420,000

		TOTAL REPURCHASE AGREEMENT			420,000

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	RATE	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
200,881	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.080%	$200,881

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		200,881

		TOTAL SHORT-TERM INVESTMENTS		870,870

		(Cost $870,867)
		TOTAL INVESTMENTS - 100.3% (Cost $46,845,809)		82,033,975
		OTHER ASSETS & LIABILITIES, NET - (0.3)%		(221,565)

		NET ASSETS - 100.0%		$81,812,410

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $574,821.
r	Agreement with Fixed Income Clearing Corp, 0.050% dated 12/31/20 to be repurchased at $420,000 on 1/4/21, collateralized by U.S. Treasury Notes valued at $428,474.

Futures contracts outstanding as of December 31, 2020 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	3	03/19/21	$548,496	$562,320	$13,824

TIAA-CREF LIFE FUNDS - Stock Index Fund

TIAA-CREF LIFE FUNDS

STOCK INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.9%
1,634	*	Adient plc	$56,814
1,752	*	American Axle & Manufacturing Holdings, Inc	14,612
4,756		Aptiv plc	619,659
4,192		BorgWarner, Inc	161,979
828		Cooper Tire & Rubber Co	33,534
331	*	Cooper-Standard Holding, Inc	11,476
2,264		Dana Inc	44,193
511	*	Dorman Products, Inc	44,365
69,235		Ford Motor Co	608,576
713	*	Fox Factory Holding Corp	75,371
22,030		General Motors Co	917,329
4,153		Gentex Corp	140,911
573	*	Gentherm, Inc	37,371
5,104		Goodyear Tire & Rubber Co	55,685
2,737		Harley-Davidson, Inc	100,448
377		LCI Industries, Inc	48,889
1,077		Lear Corp	171,275
772	*	Modine Manufacturing Co	9,696
292	*	Motorcar Parts of America, Inc	5,729
381		Patrick Industries, Inc	26,041
330		Standard Motor Products, Inc	13,352
449	*	Stoneridge, Inc	13,573
995	*	Tenneco, Inc	10,547
13,446	*	Tesla, Inc	9,488,439
1,012		Thor Industries, Inc	94,106
496	*	Visteon Corp	62,258
486		Winnebago Industries, Inc	29,131
1,675	*,e	Workhorse Group, Inc	33,132
296	*	XPEL, Inc	15,262

		TOTAL AUTOMOBILES & COMPONENTS	12,943,753

BANKS - 4.1%
184		1st Constitution Bancorp	2,920
254		1st Source Corp	10,236
95		ACNB Corp	2,375
166		Allegiance Bancshares, Inc	5,666
194		Altabancorp	5,416
197		Amalgamated Bank	2,707
442	*	Amerant Bancorp Inc	6,718
127		American National Bankshares, Inc	3,329
1,222		Ameris Bancorp	46,521
129		Ames National Corp	3,099
189		Arrow Financial Corp	5,653
2,719		Associated Banc-Corp	46,359
318	*	Atlantic Capital Bancshares, Inc	5,063
1,279		Atlantic Union Bankshares Corp	42,130
164		Auburn National Bancorporation, Inc	6,837
945	*	Axos Financial, Inc	35,466
697		Banc of California, Inc	10,253
529		Bancfirst Corp	31,052
1,940		BancorpSouth Bank	53,234
117	e	Bank First Corp	7,584
137,545		Bank of America Corp	4,168,989
254		Bank of Commerce Holdings	2,515
861		Bank of Hawaii Corp	65,970
174		Bank of Marin Bancorp	5,975

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,235		Bank of NT Butterfield & Son Ltd	$38,483
130		Bank of Princeton	3,043
2,233		Bank OZK	69,826
487		Bank7 Corp	6,915
238		BankFinancial Corp	2,090
1,888		BankUnited	65,665
81		Bankwell Financial Group, Inc	1,584
511		Banner Corp	23,807
219		Bar Harbor Bankshares	4,947
163	*	Baycom Corp	2,473
152		BCB Bancorp, Inc	1,683
641		Berkshire Hills Bancorp, Inc	10,974
717		BOK Financial Corp	49,100
1,073		Boston Private Financial Holdings, Inc	9,067
287		Bridge Bancorp, Inc	6,940
385	*	Bridgewater Bancshares, Inc	4,809
1,046		Brookline Bancorp, Inc	12,594
253		Bryn Mawr Bank Corp	7,741
147		Business First Bancshares, Inc	2,993
120		Byline Bancorp, Inc	1,854
283		C&F Financial Corp	10,502
2,216		Cadence BanCorp	36,387
59		Cambridge Bancorp	4,115
238		Camden National Corp	8,516
693	*	Capital Bancorp, Inc	9,653
156		Capital City Bank Group, Inc	3,834
2,332		Capitol Federal Financial	29,150
128		Capstar Financial Holdings, Inc	1,888
419		Carter Bankshares, Inc	4,492
1,496		Cathay General Bancorp	48,156
287		CBTX, Inc	7,321
470		Central Pacific Financial Corp	8,935
161		Central Valley Community Bancorp	2,397
47		Century Bancorp, Inc	3,636
46		Chemung Financial Corp	1,562
337		ChoiceOne Financial Services, Inc	10,383
1,706		CIT Group, Inc	61,245
36,905		Citigroup, Inc	2,275,562
167		Citizens & Northern Corp	3,313
7,915		Citizens Financial Group, Inc	283,040
394		Citizens Holding Co	8,254
236		City Holding Co	16,414
157		Civista Bancshares, Inc	2,752
226		CNB Financial Corp	4,812
524	*	Coastal Financial Corp	11,004
139		Codorus Valley Bancorp, Inc	2,357
1,129		Columbia Banking System, Inc	40,531
372	*	Columbia Financial, Inc	5,788
2,606		Comerica, Inc	145,571
1,988		Commerce Bancshares, Inc	130,612
1,009		Community Bank System, Inc	62,871
1,382		Community Bankers Trust Corp	9,328
61		Community Financial Corp	1,615
238		Community Trust Bancorp, Inc	8,818
422		ConnectOne Bancorp, Inc	8,351
858	*	CrossFirst Bankshares, Inc	9,223
1,101		Cullen/Frost Bankers, Inc	96,040
438	*	Customers Bancorp, Inc	7,963
2,357		CVB Financial Corp	45,961
500		Dime Community Bancshares	7,885
638		Eagle Bancorp, Inc	26,349
2,453		East West Bancorp, Inc	124,392
2,652	*	Eastern Bankshares, Inc	43,254
147		Enterprise Bancorp, Inc	3,756
347		Enterprise Financial Services Corp	12,128

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

161	*	Equity Bancshares, Inc	$3,476
578	*	Esquire Financial Holdings, Inc	11,092
660		ESSA Bancorp, Inc	9,900
2,039		Essent Group Ltd	88,085
384		Evans Bancorp, Inc	10,575
144		Farmers & Merchants Bancorp, Inc	3,312
378		Farmers National Banc Corp	5,016
560		FB Financial Corp	19,449
139		Federal Agricultural Mortgage Corp	10,321
44	e	Fidelity D&D Bancorp, Inc	2,832
12,985		Fifth Third Bancorp	357,996
202		Financial Institutions, Inc	4,545
440		First Bancorp	14,885
3,399		First Bancorp	31,339
162		First Bancorp, Inc	4,115
130		First Bancshares, Inc	4,014
354		First Bank	3,320
586		First Busey Corp	12,628
266		First Business Financial Services, Inc	4,897
97	e	First Capital Inc	5,874
117		First Choice Bancorp	2,163
132		First Citizens Bancshares, Inc (Class A)	75,804
1,371		First Commonwealth Financial Corp	14,999
242		First Community Bancshares, Inc	5,222
1,705		First Financial Bancorp	29,889
2,288		First Financial Bankshares, Inc	82,768
188		First Financial Corp	7,304
445		First Foundation, Inc	8,900
70		First Guaranty Bancshares, Inc	1,244
2,293		First Hawaiian, Inc	54,069
10,025		First Horizon National Corp	127,919
85		First Internet Bancorp	2,443
744		First Interstate Bancsystem, Inc	30,333
960		First Merchants Corp	35,914
93		First Mid-Illinois Bancshares, Inc	3,130
1,595		First Midwest Bancorp, Inc	25,392
158		First Northwest Bancorp	2,465
321		First of Long Island Corp	5,730
3,138		First Republic Bank	461,066
610		Flagstar Bancorp, Inc	24,864
358		Flushing Financial Corp	5,957
5,725		FNB Corp	54,387
1,710		FNCB Bancorp Inc	10,944
220		Franklin Financial Services Corp	5,947
247		FS Bancorp, Inc	13,536
2,673		Fulton Financial Corp	34,001
668	*	FVCBankcorp, Inc	9,820
325		German American Bancorp, Inc	10,754
1,494		Glacier Bancorp, Inc	68,739
161		Great Southern Bancorp, Inc	7,873
849		Great Western Bancorp, Inc	17,744
45		Greene County Bancorp, Inc	1,147
26		Guaranty Bancshares, Inc	779
1,895		Hancock Whitney Corp	64,468
484		Hanmi Financial Corp	5,489
1,147		HarborOne Northeast Bancorp, Inc	12,456
317		Hawthorn Bancshares Inc	6,942
429		Heartland Financial USA, Inc	17,319
553		Heritage Commerce Corp	4,905
460		Heritage Financial Corp	10,759
1,168		Hilltop Holdings, Inc	32,132
22		Hingham Institution for Savings	4,752
89		Home Bancorp, Inc	2,491
2,960		Home Bancshares, Inc	57,661
314		HomeStreet, Inc	10,597

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

265		HomeTrust Bancshares, Inc	$5,117
1,956		Hope Bancorp, Inc	21,340
501		Horizon Bancorp	7,946
129	*	Howard Bancorp, Inc	1,523
18,430		Huntington Bancshares, Inc	232,771
491		Independent Bank Corp	35,863
308		Independent Bank Corp	5,689
488		Independent Bank Group, Inc	30,510
843		International Bancshares Corp	31,562
120		Investar Holding Corp	1,985
4,402		Investors Bancorp, Inc	46,485
53,787		JPMorgan Chase & Co	6,834,714
2,079		Kearny Financial Corp	21,954
17,530		Keycorp	287,667
584		Lakeland Bancorp, Inc	7,417
525		Lakeland Financial Corp	28,129
412		Landmark Bancorp, Inc	9,414
141		LCNB Corp	2,071
85		Level One Bancorp, Inc	1,720
310		Live Oak Bancshares, Inc	14,713
341		Luther Burbank Corp	3,342
2,253		M&T Bank Corp	286,807
400		Macatawa Bank Corp	3,348
226		Mercantile Bank Corp	6,140
155		Merchants Bancorp	4,283
856		Meridian Bancorp, Inc	12,763
589		Meridian Corp	12,251
753		Meta Financial Group, Inc	27,530
101	*	Metropolitan Bank Holding Corp	3,663
6,281		MGIC Investment Corp	78,827
449		Middlefield Banc Corp	10,102
324		Midland States Bancorp, Inc	5,790
169		MidWestOne Financial Group, Inc	4,140
236	*	MMA Capital Holdings Inc	5,806
1,477	*	Mr Cooper Group, Inc	45,831
142		MVB Financial Corp	3,221
535		National Bank Holdings Corp	17,527
109		National Bankshares, Inc	3,413
669		NBT Bancorp, Inc	21,475
8,219		New York Community Bancorp, Inc	86,710
140	*	Nicolet Bankshares, Inc	9,289
1,146	*	NMI Holdings, Inc	25,957
115		Northeast Bank	2,590
643		Northfield Bancorp, Inc	7,928
104		Northrim BanCorp, Inc	3,531
2,189		Northwest Bancshares, Inc	27,888
64		Norwood Financial Corp	1,675
530		Oak Valley Bancorp	8,809
714		OceanFirst Financial Corp	13,302
596		OFG Bancorp	11,050
287		Ohio Valley Banc Corp	6,773
3,054		Old National Bancorp	50,574
432		Old Second Bancorp, Inc	4,363
809		OP Bancorp	6,229
249		Origin Bancorp, Inc	6,915
111		Orrstown Financial Services, Inc	1,837
1,405		Pacific Premier Bancorp, Inc	44,019
2,138		PacWest Bancorp	54,305
205		Park National Corp	21,527
713		Parke Bancorp, Inc	11,123
1,348	e	Partners Bancorp	8,762
226		PCB Bancorp	2,285
290		PCSB Financial Corp	4,623
259	*	PDL Community Bancorp	2,722
259		Peapack Gladstone Financial Corp	5,895

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

100		Penns Woods Bancorp, Inc	$2,601
815		PennyMac Financial Services, Inc	53,480
365		Peoples Bancorp of North Carolina, Inc	8,402
261		Peoples Bancorp, Inc	7,070
101		Peoples Financial Services Corp	3,713
7,639		People’s United Financial, Inc	98,772
1,330		Pinnacle Financial Partners, Inc	85,652
7,513		PNC Financial Services Group, Inc	1,119,437
1,634		Popular, Inc	92,027
188		Preferred Bank	9,488
175		Premier Financial Bancorp, Inc	2,326
586		Premier Financial Corp	13,478
1,690		Prosperity Bancshares, Inc	117,218
741		Provident Bancorp Inc	8,892
1,838		Provident Financial Services, Inc	33,010
609		Prudential Bancorp, Inc	8,435
190		QCR Holdings, Inc	7,522
3,586		Radian Group, Inc	72,616
104		RBB Bancorp	1,599
17,794		Regions Financial Corp	286,839
102		Reliant Bancorp Inc	1,899
670		Renasant Corp	22,566
146		Republic Bancorp, Inc (Class A)	5,266
750	*	Republic First Bancorp, Inc	2,137
369		Riverview Bancorp, Inc	1,941
1,555	*,e	Rocket Cos, Inc	31,442
540		S&T Bancorp, Inc	13,414
495		Sandy Spring Bancorp, Inc	15,934
617	*	Seacoast Banking Corp of Florida	18,171
290	*	Select Bancorp, Inc	2,746
726		ServisFirst Bancshares, Inc	29,251
185		Shore Bancshares, Inc	2,701
192		Sierra Bancorp	4,593
980		Signature Bank	132,584
295	*	Silvergate Capital Corp	21,921
1,396		Simmons First National Corp (Class A)	30,140
116		SmartFinancial, Inc	2,104
1,389		South State Corp	100,425
101	*	Southern First Bancshares, Inc	3,570
86		Southern Missouri Bancorp, Inc	2,618
169		Southern National Bancorp of Virginia, Inc	2,047
432		Southside Bancshares, Inc	13,405
154		Spirit of Texas Bancshares, Inc	2,587
3,716		Sterling Bancorp	66,814
259		Sterling Bancorp, Inc	1,176
339		Stock Yards Bancorp, Inc	13,723
164		Summit Financial Group, Inc	3,621
955	*	SVB Financial Group	370,378
2,625		Synovus Financial Corp	84,971
2,958		TCF Financial Corp	109,505
150		Territorial Bancorp, Inc	3,604
932	*	Texas Capital Bancshares, Inc	55,454
143		TFS Financial Corp	2,521
714	*	The Bancorp, Inc	9,746
100		Timberland Bancorp, Inc	2,426
229		Tompkins Financial Corp	16,167
996		Towne Bank	23,386
618		Trico Bancshares	21,803
343	*	Tristate Capital Holdings, Inc	5,968
599	*	Triumph Bancorp, Inc	29,081
24,428		Truist Financial Corp	1,170,834
1,387		Trustco Bank Corp NY	9,251
1,035		Trustmark Corp	28,266
685		UMB Financial Corp	47,258
3,528		Umpqua Holdings Corp	53,414

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,802		United Bankshares, Inc	$58,385
1,078		United Community Banks, Inc	30,658
113		United Security Bancshares	797
119		Unity Bancorp, Inc	2,088
364		Univest Financial Corp	7,491
24,325		US Bancorp	1,133,302
7,103		Valley National Bancorp	69,254
1,054		Veritex Holdings, Inc	27,046
543		Walker & Dunlop, Inc	49,967
1,396		Washington Federal, Inc	35,933
232		Washington Trust Bancorp, Inc	10,394
384		Waterstone Financial, Inc	7,227
1,651		Webster Financial Corp	69,590
66,805		Wells Fargo & Co	2,016,175
875		WesBanco, Inc	26,215
239		West Bancorporation, Inc	4,613
533		Westamerica Bancorporation	29,470
1,643		Western Alliance Bancorp	98,498
413		Western New England Bancorp, Inc	2,846
886		Wintrust Financial Corp	54,126
827		WSFS Financial Corp	37,116
3,111		Zions Bancorporation	135,142

		TOTAL BANKS	27,780,928

CAPITAL GOODS - 6.1%
9,962		3M Co	1,741,258
2,472		A.O. Smith Corp	135,515
724		Aaon, Inc	48,240
511		AAR Corp	18,508
685		Acuity Brands, Inc	82,947
823		Advanced Drainage Systems, Inc	68,786
2,826	*	Aecom Technology Corp	140,678
522	*	Aegion Corp	9,913
1,067	*	Aerojet Rocketdyne Holdings, Inc	56,391
407	*	Aerovironment, Inc	35,368
1,119		AGCO Corp	115,358
1,858		Air Lease Corp	82,532
148		Alamo Group, Inc	20,417
620		Albany International Corp (Class A)	45,520
1,625		Allegion plc	189,117
91		Allied Motion Technologies, Inc	4,650
1,851		Allison Transmission Holdings, Inc	79,834
990		Altra Industrial Motion Corp	54,876
317	*	Ameresco, Inc	16,560
445	*	American Superconductor Corp	10,422
254	*	American Woodmark Corp	23,838
4,062		Ametek, Inc	491,258
2,415	*,g	API Group Corp	43,832
438		Apogee Enterprises, Inc	13,876
567		Applied Industrial Technologies, Inc	44,220
909		Arcosa, Inc	49,931
244		Argan, Inc	10,856
902		Armstrong World Industries, Inc	67,100
904	*	Array Technologies, Inc	38,999
334		Astec Industries, Inc	19,332
340	*	Astronics Corp	4,498
983	*	Atkore International Group, Inc	40,411
1,101	*	Axon Enterprise, Inc	134,906
1,178	*	AZEK Co, Inc	45,294
406		AZZ, Inc	19,261
782		Barnes Group, Inc	39,640
1,120	*	Beacon Roofing Supply, Inc	45,013
967	*	Bloom Energy Corp	27,714
87	*	Blue Bird Corp	1,589
1,208	*	BMC Stock Holdings, Inc	64,845

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

9,521		Boeing Co	$2,038,065
2,096	*	Builders FirstSource, Inc	85,538
1,753		BWX Technologies, Inc	105,671
351	e	Caesarstone Sdot-Yam Ltd	4,524
250		CAI International, Inc	7,810
994		Carlisle Cos, Inc	155,243
15,728		Carrier Global Corp	593,260
9,699		Caterpillar, Inc	1,765,412
624	*	Chart Industries, Inc	73,501
259	*	CIRCOR International, Inc	9,956
1,647	*	Colfax Corp	62,981
262		Columbus McKinnon Corp	10,071
575		Comfort Systems USA, Inc	30,280
2,558	*	Concrete Pumping Holdings Inc	9,797
320	*	Construction Partners Inc	9,315
347	*	Cornerstone Building Brands, Inc	3,220
555		Crane Co	43,101
225		CSW Industrials, Inc	25,180
633		Cubic Corp	39,271
2,665		Cummins, Inc	605,222
801		Curtiss-Wright Corp	93,196
4,995		Deere & Co	1,343,905
2,166		Donaldson Co, Inc	121,036
347		Douglas Dynamics, Inc	14,841
2,465		Dover Corp	311,206
160	*	Ducommun, Inc	8,592
240	*	DXP Enterprises, Inc	5,335
486	*	Dycom Industries, Inc	36,703
80		Eastern Co	1,928
7,150		Eaton Corp	859,001
916		EMCOR Group, Inc	83,777
10,778		Emerson Electric Co	866,228
318		Encore Wire Corp	19,261
568	*	Energy Recovery, Inc	7,748
917		Enerpac Tool Group Corp	20,733
681		EnerSys	56,564
330		EnPro Industries, Inc	24,922
502		ESCO Technologies, Inc	51,816
56	*,e	EVI Industries, Inc	1,676
1,481	*	Evoqua Water Technologies Corp	39,957
10,323		Fastenal Co	504,072
1,130		Federal Signal Corp	37,482
2,325		Flowserve Corp	85,676
2,709		Fluor Corp	43,263
233	*,†	Fortitude Gold Corp	245
5,264		Fortive Corp	372,796
2,359		Fortune Brands Home & Security, Inc	202,213
199	*	Foundation Building Materials, Inc	3,823
719		Franklin Electric Co, Inc	49,762
3,705	*,e	FuelCell Energy, Inc	41,385
730	*	Gates Industrial Corp plc	9,315
608		GATX Corp	50,573
103	*	Gencor Industries, Inc	1,267
1,125	*	Generac Holdings, Inc	255,836
4,432		General Dynamics Corp	659,570
154,695		General Electric Co	1,670,706
230	*	General Finance Corp	1,957
567	*	Gibraltar Industries, Inc	40,790
829	*	GMS, Inc	25,268
271		Gorman-Rupp Co	8,794
2,901		Graco, Inc	209,887
1,413		GrafTech International Ltd	15,063
128		Graham Corp	1,943
696		Granite Construction, Inc	18,590
890	*	Great Lakes Dredge & Dock Corp	11,721

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

720		Greenbrier Cos, Inc	$26,194
448		Griffon Corp	9,130
627		H&E Equipment Services, Inc	18,691
760		HEICO Corp	100,624
1,362		HEICO Corp (Class A)	159,436
672		Helios Technologies, Inc	35,811
380	*	Herc Holdings, Inc	25,236
1,608		Hexcel Corp	77,972
1,600		Hillenbrand, Inc	63,680
12,451		Honeywell International, Inc	2,648,328
7,052		Howmet Aerospace, Inc	201,264
1,006		Hubbell, Inc	157,731
625		Huntington Ingalls	106,550
96		Hurco Cos, Inc	2,880
158		Hyster-Yale Materials Handling, Inc	9,409
1,331		IDEX Corp	265,135
137	*	IES Holdings, Inc	6,307
5,547		Illinois Tool Works, Inc	1,130,922
6,120	*	Ingersoll Rand, Inc	278,827
289		Insteel Industries, Inc	6,436
1,602		ITT, Inc	123,386
2,295		Jacobs Engineering Group, Inc	250,063
1,178	*	JELD-WEN Holding, Inc	29,874
486		John Bean Technologies Corp	55,341
13,060		Johnson Controls International plc	608,465
166		Kadant, Inc	23,403
670		Kaman Corp	38,277
1,244		Kennametal, Inc	45,083
1,807	*	Kratos Defense & Security Solutions, Inc	49,566
3,726		L3Harris Technologies, Inc	704,289
87	*	Lawson Products, Inc	4,429
122	*	LB Foster Co (Class A)	1,836
606		Lennox International, Inc	166,026
1,115		Lincoln Electric Holdings, Inc	129,619
165		Lindsay Corp	21,196
4,382		Lockheed Martin Corp	1,555,522
478		Luxfer Holdings plc	7,849
258	*	Lydall, Inc	7,748
539	*	Manitowoc Co, Inc	7,174
4,795		Masco Corp	263,389
503	*	Masonite International Corp	49,465
1,083	*	Mastec, Inc	73,839
906		Maxar Technologies, Inc	34,963
952	*	Mercury Systems, Inc	83,833
1,303	*	Meritor, Inc	36,367
1,001	*	Middleby Corp	129,049
168		Miller Industries, Inc	6,387
661		Moog, Inc (Class A)	52,417
1,441	*	MRC Global, Inc	9,554
884		MSC Industrial Direct Co (Class A)	74,601
883		Mueller Industries, Inc	31,002
2,381		Mueller Water Products, Inc (Class A)	29,477
301	*	MYR Group, Inc	18,090
76		National Presto Industries, Inc	6,721
783	*	Navistar International Corp	34,421
1,965	*	NN, Inc	12,910
1,070		Nordson Corp	215,017
2,766		Northrop Grumman Corp	842,856
149	*	Northwest Pipe Co	4,217
1,637	*	NOW, Inc	11,754
224	*	NV5 Global Inc	17,647
2,708		nVent Electric plc	63,069
44		Omega Flex, Inc	6,424
1,266		Oshkosh Corp	108,965
7,069		Otis Worldwide Corp	477,511

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,030		Owens Corning, Inc	$153,793
5,917		PACCAR, Inc	510,519
985	*	PAE, Inc	9,042
291		Park Aerospace Corp	3,902
2,304		Parker-Hannifin Corp	627,633
124		Park-Ohio Holdings Corp	3,832
328	*	Parsons Corp	11,942
3,071		Pentair plc	163,039
763	*	PGT, Inc	15,519
6,576	*	Plug Power, Inc	222,992
125		Powell Industries, Inc	3,686
51		Preformed Line Products Co	3,490
613		Primoris Services Corp	16,925
509	*	Proto Labs, Inc	78,081
492		Quanex Building Products Corp	10,908
2,579		Quanta Services, Inc	185,740
551		Raven Industries, Inc	18,233
25,338		Raytheon Technologies Corp	1,811,920
477	*	RBC Bearings, Inc	85,402
790		Regal-Beloit Corp	97,020
2,049	*	Resideo Technologies, Inc	43,562
562		REV Group, Inc	4,951
2,011		Rexnord Corp	79,414
2,103		Rockwell Automation, Inc	527,453
1,852		Roper Technologies Inc	798,379
691		Rush Enterprises, Inc (Class A)	28,621
144		Rush Enterprises, Inc (Class B)	5,456
2,806	*	Sensata Technologies Holding plc	147,988
514		Shyft Group, Inc	14,587
842		Simpson Manufacturing Co, Inc	78,685
727	*	SiteOne Landscape Supply, Inc	115,324
1,023		Snap-On, Inc	175,076
1,891		Spirit Aerosystems Holdings, Inc (Class A)	73,919
647	*	SPX Corp	35,287
646	*	SPX FLOW, Inc	37,442
195		Standex International Corp	15,116
2,683		Stanley Black & Decker, Inc	479,076
394	*	Sterling Construction Co, Inc	7,332
2,631	*	Sunrun, Inc	182,539
187		Systemax, Inc	6,711
642	*	Teledyne Technologies, Inc	251,651
268		Tennant Co	18,806
1,185		Terex Corp	41,345
427	*	Textainer Group Holdings Ltd	8,190
4,224		Textron, Inc	204,146
509	*	Thermon Group Holdings	7,956
1,188		Timken Co	91,904
282	*	Titan Machinery, Inc	5,513
1,885		Toro Co	178,773
776	*	TPI Composites, Inc	40,957
4,338		Trane Technologies plc	629,704
930	*	TransDigm Group, Inc	575,531
2,122	*	Trex Co, Inc	177,654
716	*	Trimas Corp	22,676
1,884		Trinity Industries, Inc	49,719
1,005		Triton International Ltd	48,753
753		Triumph Group, Inc	9,458
585	*	Tutor Perini Corp	7,576
1,265		UFP Industries, Inc	70,271
1,316	*	United Rentals, Inc	305,194
2,797	*	Univar Solutions Inc	53,171
345		Valmont Industries, Inc	60,351
156	*	Vectrus, Inc	7,756
155	*	Veritiv Corp	3,222
3,438		Vertiv Holdings Co	64,187

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

253	*	Vicor Corp	$23,332
1,053	*,e	Virgin Galactic Holdings, Inc	24,988
795		W.W. Grainger, Inc	324,630
918		Wabash National Corp	15,817
3,206		Wabtec Corp	234,679
609		Watsco, Inc	137,969
522		Watts Water Technologies, Inc (Class A)	63,527
2,009	*	Welbilt, Inc	26,519
971	*	WESCO International, Inc	76,224
71	*	Willis Lease Finance Corp	2,163
2,516	*	WillScot Mobile Mini Holdings Corp	58,296
1,032		Woodward Inc	125,419
3,195		Xylem, Inc	325,219

		TOTAL CAPITAL GOODS	41,268,579

COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
1,317		ABM Industries, Inc	49,835
731	*	Acacia Research (Acacia Technologies)	2,880
1,696		ACCO Brands Corp	14,331
1,679		ADT, Inc	13,180
962	*	ASGN Inc	80,356
110		Barrett Business Services, Inc	7,503
109		BG Staffing, Inc	1,471
1,020		Brady Corp (Class A)	53,876
329	*	BrightView Holdings, Inc	4,975
1,022		Brink’s Co	73,584
801	*	Casella Waste Systems, Inc (Class A)	49,622
778	*	CBIZ, Inc	20,703
433	*	Ceco Environmental Corp	3,014
215	*	Cimpress plc	18,864
1,560		Cintas Corp	551,398
819	*	Clean Harbors, Inc	62,326
3,641	*	Copart, Inc	463,317
1,318		CoreLogic Inc	101,908
701	*	CoStar Group, Inc	647,920
1,794		Covanta Holding Corp	23,555
128		CRA International, Inc	6,519
754		Deluxe Corp	22,017
1,859	*	Dun & Bradstreet Holdings, Inc	46,289
394		Ennis, Inc	7,033
2,227		Equifax, Inc	429,455
944		Exponent, Inc	84,988
178	*	Forrester Research, Inc	7,458
148	*	Franklin Covey Co	3,296
640	*	FTI Consulting, Inc	71,501
191	*	GP Strategies Corp	2,265
1,393	*	Harsco Corp	25,046
1,153		Healthcare Services Group	32,399
286		Heidrick & Struggles International, Inc	8,403
247	*	Heritage-Crystal Clean, Inc	5,204
928		Herman Miller, Inc	31,366
682		HNI Corp	23,502
334	*	Huron Consulting Group, Inc	19,689
2,455	*	IAA, Inc	159,526
282		ICF International, Inc	20,961
7,257		IHS Markit Ltd	651,896
734		Insperity, Inc	59,762
961		Interface, Inc	10,091
2,455		KAR Auction Services, Inc	45,688
481		Kelly Services, Inc (Class A)	9,894
366		Kforce, Inc	15,405
577		Kimball International, Inc (Class B)	6,895
752		Knoll, Inc	11,039
1,048		Korn/Ferry International	45,588
1,129		Manpower, Inc	101,813

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

491		Matthews International Corp (Class A)	$14,435
379		McGrath RentCorp	25,431
259	*	Mistras Group, Inc	2,010
177	*	Montrose Environmental Group, Inc	5,480
663		MSA Safety, Inc	99,046
6,597		Nielsen NV	137,679
324	*	Pico Holdings, Inc	3,029
2,896		Pitney Bowes, Inc	17,839
482		Quad Graphics, Inc	1,841
3,616		Republic Services, Inc	348,221
514		Resources Connection, Inc	6,461
2,179		Robert Half International, Inc	136,144
4,005		Rollins, Inc	156,475
269	*	SP Plus Corp	7,755
1,776		Steelcase, Inc (Class A)	24,065
1,556	*	Stericycle, Inc	107,878
449	*	Team, Inc	4,894
1,049		Tetra Tech, Inc	121,453
3,332		TransUnion	330,601
778	*	TriNet Group, Inc	62,707
645	*	TrueBlue, Inc	12,055
237		Unifirst Corp	50,171
1,635	*	Upwork, Inc	56,440
338		US Ecology, Inc	12,280
2,835		Verisk Analytics, Inc	588,518
440		Viad Corp	15,915
134		VSE Corp	5,158
7,400		Waste Management, Inc	872,682
116	*	Willdan Group, Inc	4,837

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	7,441,106

CONSUMER DURABLES & APPAREL - 1.5%
707		Acushnet Holdings Corp	28,662
210	*	American Outdoor Brands, Inc	3,576
565	*	Beazer Homes USA, Inc	8,560
1,458		Brunswick Corp	111,158
1,433		Callaway Golf Co	34,406
2,340	*	Capri Holdings Ltd	98,280
750		Carter’s, Inc	70,552
132	*	Cavco Industries, Inc	23,159
608	*	Century Communities, Inc	26,618
307		Clarus Corp	4,728
604		Columbia Sportswear Co	52,777
1,159	*	CROCS, Inc	72,623
513	*	Deckers Outdoor Corp	147,118
5,753		DR Horton, Inc	396,497
167		Escalade, Inc	3,535
327		Ethan Allen Interiors, Inc	6,609
730	*	Fossil Group, Inc	6,329
2,695		Garmin Ltd	322,484
682	*	G-III Apparel Group Ltd	16,191
1,762	*	GoPro, Inc	14,589
578	*	Green Brick Partners, Inc	13,271
132		Hamilton Beach Brands Holding Co	2,311
6,499		Hanesbrands, Inc	94,755
2,303		Hasbro, Inc	215,423
470	*	Helen of Troy Ltd	104,429
173		Hooker Furniture Corp	5,579
379	*	Installed Building Products, Inc	38,631
443	*,e	iRobot Corp	35,568
75		Johnson Outdoors, Inc	8,447
1,651		KB Home	55,342
811		Kontoor Brands, Inc	32,894
696		La-Z-Boy, Inc	27,729
2,404		Leggett & Platt, Inc	106,497

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,977		Lennar Corp (Class A)	$379,397
224		Lennar Corp (Class B)	13,709
353	*	LGI Homes, Inc	37,365
163		Lifetime Brands, Inc	2,478
95	*	Lovesac Co	4,094
2,005	*	Lululemon Athletica, Inc	697,800
385	*	M/I Homes, Inc	17,052
287	*	Malibu Boats, Inc	17,920
156		Marine Products Corp	2,268
295	*	MasterCraft Boat Holdings, Inc	7,328
6,326	*	Mattel, Inc	110,389
1,006		MDC Holdings, Inc	48,892
640	*	Meritage Homes Corp	53,005
998	*	Mohawk Industries, Inc	140,668
227	*	Movado Group, Inc	3,773
511	*	Nautilus, Inc	9,270
6,518		Newell Brands Inc	138,377
21,707		Nike, Inc (Class B)	3,070,889
58	*	NVR, Inc	236,632
276		Oxford Industries, Inc	18,081
4,503	*	Peloton Interactive, Inc	683,195
1,026		Polaris Inc	97,757
4,730		Pulte Homes, Inc	203,958
327	*	Purple Innovation, Inc	10,771
1,215		PVH Corp	114,076
885		Ralph Lauren Corp	91,810
508		Rocky Brands, Inc	14,260
2,609	*	Skechers U.S.A., Inc (Class A)	93,767
1,043	*	Skyline Champion Corp	32,270
840		Smith & Wesson Brands, Inc	14,910
1,224	*	Sonos, Inc	28,629
1,383		Steven Madden Ltd	48,848
272		Sturm Ruger & Co, Inc	17,699
133		Superior Uniform Group, Inc	3,091
4,883		Tapestry, Inc	151,764
2,547	*	Taylor Morrison Home Corp	65,331
3,572	*	Tempur Sealy International, Inc	96,444
2,197		Toll Brothers, Inc	95,504
563	*	TopBuild Corp	103,637
2,459	*	TRI Pointe Homes, Inc	42,418
917	*	Tupperware Brands Corp	29,702
233	*	Turtle Beach Corp	5,021
3,682	*	Under Armour, Inc (Class A)	63,220
3,626	*	Under Armour, Inc (Class C)	53,955
226	*	Unifi, Inc	4,009
217	*	Universal Electronics, Inc	11,384
320	*	Vera Bradley, Inc	2,547
5,754		VF Corp	491,449
1,021	*	Vista Outdoor, Inc	24,259
1,133		Whirlpool Corp	204,495
1,465		Wolverine World Wide, Inc	45,781
1,310	*	YETI Holdings, Inc	89,696

		TOTAL CONSUMER DURABLES & APPAREL	10,234,371

CONSUMER SERVICES - 2.0%
700	*	Accel Entertainment, Inc	7,070
965	*	Adtalem Global Education, Inc	32,762
239	*	American Public Education, Inc	7,285
4,424		ARAMARK Holdings Corp	170,236
368	*	Bally’s Corp	18,485
17	*	Biglari Holdings, Inc (B Shares)	1,890
356		BJ’s Restaurants, Inc	13,702
1,539		Bloomin’ Brands, Inc	29,887
141		Bluegreen Vacations Corp	1,120
203	*	Bluegreen Vacations Holding Corp	2,747

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,270	*	Boyd Gaming Corp	$54,508
1,085	*	Bright Horizons Family Solutions	187,694
763		Brinker International, Inc	43,163
3,153	*	Caesars Entertainment, Inc	234,173
8,262		Carnival Corp	178,955
234		Carriage Services, Inc	7,329
507	*	Carrols Restaurant Group, Inc	3,184
348	*	Century Casinos, Inc	2,224
702	e	Cheesecake Factory	26,016
2,161	*	Chegg, Inc	195,203
496	*	Chipotle Mexican Grill, Inc (Class A)	687,808
695		Choice Hotels International, Inc	74,177
630		Churchill Downs, Inc	122,718
247	*	Chuy’s Holdings, Inc	6,543
153		Collectors Universe	11,536
463		Cracker Barrel Old Country Store, Inc	61,079
2,330		Darden Restaurants, Inc	277,550
1,277	e	Dave & Buster’s Entertainment, Inc	38,336
519	*	Del Taco Restaurants, Inc	4,702
1,168	*	Denny’s Corp	17,146
266		Dine Brands Global Inc.	15,428
706		Domino’s Pizza, Inc	270,723
302	*	El Pollo Loco Holdings, Inc	5,466
989	*	Everi Holdings, Inc	13,658
3,065		Extended Stay America, Inc	45,393
402	*	Fiesta Restaurant Group, Inc	4,583
333		Franchise Group, Inc	10,140
1,596	*	frontdoor, Inc	80,135
410	*,e	GAN Ltd	8,315
149	*	Golden Entertainment, Inc	2,964
73		Graham Holdings Co	38,937
902	*	Grand Canyon Education, Inc	83,985
3,572		H&R Block, Inc	56,652
1,521	*	Hilton Grand Vacations, Inc	47,683
4,955		Hilton Worldwide Holdings, Inc	551,293
596	*	Houghton Mifflin Harcourt Co	1,985
738		Hyatt Hotels Corp	54,797
1,684		International Game Technology plc	28,527
490		Jack in the Box, Inc	45,472
6,007		Las Vegas Sands Corp	358,017
1,806	*	Laureate Education, Inc	26,295
322	*	Lindblad Expeditions Holdings, Inc	5,513
4,872		Marriott International, Inc (Class A)	642,714
777		Marriott Vacations Worldwide Corp	106,620
13,228		McDonald’s Corp	2,838,464
8,599		MGM Resorts International	270,954
173	*	Monarch Casino & Resort, Inc	10,591
49		Nathan’s Famous, Inc	2,706
279	*	Noodles & Co	2,204
5,518	*	Norwegian Cruise Line Holdings Ltd	140,323
1,026		OneSpaWorld Holdings Ltd	10,404
565		Papa John’s International, Inc	47,940
2,733	*	Penn National Gaming, Inc	236,049
1,137	*	Perdoceo Education Corp	14,360
1,475	*	Planet Fitness, Inc	114,504
2,642	*	PlayAGS, Inc	19,022
142		RCI Hospitality Holdings, Inc	5,600
1,056	*	Red Robin Gourmet Burgers, Inc	20,307
1,049		Red Rock Resorts, Inc	26,267
607	*,e	Regis Corp	5,578
3,106		Royal Caribbean Cruises Ltd	231,987
473		Ruth’s Hospitality Group Inc	8,386
843	*	Scientific Games Corp (Class A)	34,976
1,062	*	SeaWorld Entertainment, Inc	33,549
2,892		Service Corp International	141,997

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

596	*	Shake Shack, Inc	$50,529
1,370		Six Flags Entertainment Corp	46,717
20,874		Starbucks Corp	2,233,101
403		Strategic Education, Inc	38,418
521	*	Stride, Inc	11,061
5,209	*	Target Hospitality Corp	8,230
2,355	*	Terminix Global Holdings, Inc	120,129
1,286		Texas Roadhouse, Inc (Class A)	100,514
720		Vail Resorts, Inc	200,851
1,216	*	Vivint Smart Home, Inc	25,232
2,954		Wendy’s	64,752
513		Wingstop, Inc	67,998
881	*	WW International Inc	21,496
1,610		Wyndham Destinations, Inc	72,225
1,610		Wyndham Hotels & Resorts, Inc	95,698
1,791		Wynn Resorts Ltd	202,079
7,192		Yum China Holdings, Inc	410,591
5,280		Yum! Brands, Inc	573,197

		TOTAL CONSUMER SERVICES	13,583,509

DIVERSIFIED FINANCIALS - 4.6%
741		Affiliated Managers Group, Inc	75,360
10,367		AGNC Investment Corp	161,725
243		Alerus Financial Corp	6,651
6,863		Ally Financial, Inc	244,735
11,713		American Express Co	1,416,219
2,086		Ameriprise Financial, Inc	405,372
25,755		Annaly Capital Management, Inc	217,630
1,539		Anworth Mortgage Asset Corp	4,171
2,943		Apollo Commercial Real Estate Finance, Inc	32,873
3,019		Apollo Global Management, Inc	147,871
1,747		Arbor Realty Trust, Inc	24,772
406		Ares Commercial Real Estate Corp	4,835
1,696		Ares Management Corp	79,797
359	*	Arlington Asset Investment Corp (Class A)	1,357
566		ARMOUR Residential REIT, Inc	6,107
870		Artisan Partners Asset Management, Inc	43,796
253	*	Assetmark Financial Holdings, Inc	6,123
86		Associated Capital Group, Inc	3,020
746	*	Atlanticus Holdings Corp	18,374
212		B. Riley Financial, Inc	9,375
461		Banco Latinoamericano de Exportaciones S.A. (Class E)	7,298
13,918		Bank of New York Mellon Corp	590,680
33,436	*	Berkshire Hathaway, Inc (Class B)	7,752,805
4,169		BGC Partners, Inc (Class A)	16,676
2,604		BlackRock, Inc	1,878,890
2,460		Blackstone Mortgage Trust, Inc	67,724
637	*	Blucora, Inc	10,135
866		Brightsphere Investment Group, Inc	16,697
2,136		Broadmark Realty Capital, Inc	21,787
1,450	*	Cannae Holdings, Inc	64,192
8,197		Capital One Financial Corp	810,273
1,473		Capstead Mortgage Corp	8,558
1,967		Carlyle Group, Inc	61,843
2,009		CBOE Global Markets, Inc	187,078
24,541		Charles Schwab Corp	1,301,655
192		Cherry Hill Mortgage Investment Corp	1,755
4,001		Chimera Investment Corp	41,010
6,289		CME Group, Inc	1,144,912
461		Cohen & Steers, Inc	34,252
1,289		Colony Credit Real Estate, Inc	9,668
387		Cowen Group, Inc	10,058
186	*,e	Credit Acceptance Corp	64,382
153		Curo Group Holdings Corp	2,193
49		Diamond Hill Investment Group, Inc	7,314

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

5,541		Discover Financial Services	$501,627
397	*	Donnelley Financial Solutions, Inc	6,737
258		Dynex Capital, Inc	4,592
2,009		Eaton Vance Corp	136,471
548		Ellington Financial Inc	8,132
546	*	Encore Capital Group, Inc	21,267
522	*	Enova International, Inc	12,930
7,019		Equitable Holdings, Inc	179,616
638		Evercore Inc	69,950
796	*	Ezcorp, Inc (Class A)	3,813
688		Factset Research Systems, Inc	228,760
1,485		Federated Investors, Inc (Class B)	42,902
737		FirstCash, Inc	51,619
730	*	Focus Financial Partners, Inc	31,755
4,508		Franklin Resources, Inc	112,655
93		GAMCO Investors, Inc (Class A)	1,650
5,831		Goldman Sachs Group, Inc	1,537,693
662		Granite Point Mortgage Trust, Inc	6,613
259		Great Ajax Corp	2,709
905	*	Green Dot Corp	50,499
424		Greenhill & Co, Inc	5,147
344		Hamilton Lane, Inc	26,849
1,190		Hannon Armstrong Sustainable Infrastructure Capital, Inc	75,482
733		Houlihan Lokey, Inc	49,280
1,406		Interactive Brokers Group, Inc (Class A)	85,654
9,600		Intercontinental Exchange Group, Inc	1,106,784
6,556		Invesco Ltd	114,271
3,050		Invesco Mortgage Capital, Inc	10,309
4,274		Jefferies Financial Group, Inc	105,140
9,400		KKR & Co, Inc	380,606
168		KKR Real Estate Finance Trust, Inc	3,011
1,766		Ladder Capital Corp	17,271
1,898		Lazard Ltd (Class A)	80,285
1,011	*	LendingClub Corp	10,676
147	*,e	LendingTree, Inc	40,247
1,449		LPL Financial Holdings, Inc	151,015
658		MarketAxess Holdings, Inc	375,428
144		Marlin Business Services Corp	1,763
9,365		MFA Financial Inc	36,430
877		Moelis & Co	41,009
2,886		Moody’s Corp	837,633
23,565		Morgan Stanley	1,614,909
319		Morningstar, Inc	73,871
1,489		MSCI, Inc (Class A)	664,883
2,010		Nasdaq Inc	266,807
3,389		Navient Corp	33,280
312		Nelnet, Inc (Class A)	22,227
7,422		New Residential Investment Corp	73,775
6,454		New York Mortgage Trust, Inc	23,815
483	*,†	NewStar Financial, Inc	117
3,417		Northern Trust Corp	318,259
1,264		OneMain Holdings, Inc	60,874
697	*	Oportun Financial Corp	13,501
147		Oppenheimer Holdings, Inc	4,620
511		Orchid Island Capital, Inc	2,667
1,723		PennyMac Mortgage Investment Trust	30,308
229		Piper Jaffray Cos	23,106
397		PJT Partners, Inc	29,874
719	*	PRA Group, Inc	28,516
1,334		PROG Holdings, Inc	71,863
257		Pzena Investment Management, Inc (Class A)	1,876
2,261		Raymond James Financial, Inc	216,310
271		Ready Capital Corp	3,374
1,174		Redwood Trust, Inc	10,308
143		Regional Management Corp	4,270

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,272		S&P Global, Inc	$1,404,335
296	*	Safeguard Scientifics, Inc	1,888
1,493		Santander Consumer USA Holdings, Inc	32,876
375		Sculptor Capital Management, Inc	5,700
1,969		SEI Investments Co	113,158
111		Silvercrest Asset Management Group, Inc	1,542
5,752		SLM Corp	71,267
5,018		Starwood Property Trust, Inc	96,847
6,089		State Street Corp	443,157
285	*	StepStone Group, Inc	11,343
1,929		Stifel Financial Corp	97,337
241	*	StoneX Group, Inc	13,954
10,548		Synchrony Financial	366,121
4,016		T Rowe Price Group, Inc	607,982
867		TPG RE Finance Trust, Inc	9,208
1,436		Tradeweb Markets, Inc	89,678
4,626		Two Harbors Investment Corp	29,468
1,248		Virtu Financial, Inc	31,412
103		Virtus Investment Partners, Inc	22,351
2,393		Voya Financial, Inc	140,732
1,255		Waddell & Reed Financial, Inc (Class A)	31,965
614		Western Asset Mortgage Capital Corp	2,002
125		Westwood Holdings Group, Inc	1,813
1,867		WisdomTree Investments, Inc	9,988
90	*,e	World Acceptance Corp	9,200

		TOTAL DIVERSIFIED FINANCIALS	30,827,012

ENERGY - 2.1%
5,078		Antero Midstream Corp	39,151
4,322	*	Antero Resources Corp	23,555
6,619		Apache Corp	93,924
338	*	Arch Resources, Inc	14,794
2,039		Archrock, Inc	17,658
454		Ardmore Shipping Corp	1,485
340	*	Aspen Aerogels, Inc	5,675
11,798		Baker Hughes Co	245,988
2,302		Berry Petroleum Co LLC	8,471
314	*	Bonanza Creek Energy, Inc	6,070
289		Brigham Minerals, Inc	3,176
90	*	Bristow Group, Inc	2,369
7,113		Cabot Oil & Gas Corp	115,800
845		Cactus, Inc	22,029
3,257	*	ChampionX Corp	49,832
4,052	*	Cheniere Energy, Inc	243,242
34,287		Chevron Corp	2,895,537
1,704		Cimarex Energy Co	63,917
1,943	*	Clean Energy Fuels Corp	15,272
3,564	*	CNX Resources Corp	38,491
3,544		Concho Resources, Inc	206,792
19,393		ConocoPhillips	775,526
2,222	*	CONSOL Energy, Inc	16,021
1,567	*,e	Contango Oil & Gas Co	3,588
1,365		Continental Resources, Inc	22,249
583		CVR Energy, Inc	8,687
1,312		Delek US Holdings, Inc	21,084
7,329		Devon Energy Corp	115,871
2,136		DHT Holdings, Inc	11,171
406	*	Diamond S Shipping Inc	2,704
2,909		Diamondback Energy, Inc	140,796
333		DMC Global, Inc	14,402
424	*	Dorian LPG Ltd	5,169
582	*	Dril-Quip, Inc	17,239
153	*	Earthstone Energy, Inc	815
4,596		EnCana Corp	65,999
1,385	*,e	Energy Fuels, Inc	5,900

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

10,231		EOG Resources, Inc	$510,220
4,284		EQT Corp	54,450
7,406		Equitrans Midstream Corp	59,544
468		Evolution Petroleum Corp	1,334
499	*	Exterran Corp	2,206
75,261	d	Exxon Mobil Corp	3,102,258
790	*	Frank’s International NV	2,165
2,068	e	Frontline Ltd	12,863
1,502	*	Golar LNG Ltd	14,479
308	*	Goodrich Petroleum Corp	3,108
569	*	Green Plains Inc	7,494
15,738		Halliburton Co	297,448
2,257	*	Helix Energy Solutions Group, Inc	9,479
2,282		Helmerich & Payne, Inc	52,851
4,862		Hess Corp	256,665
2,656		HollyFrontier Corp	68,658
461		International Seaways, Inc	7,528
35,318		Kinder Morgan, Inc	482,797
6,823		Kosmos Energy Ltd	16,034
1,013		Liberty Oilfield Services, Inc	10,444
1,787	*	Magnolia Oil & Gas Corp	12,616
14,625		Marathon Oil Corp	97,549
11,742		Marathon Petroleum Corp	485,649
1,952	*	Matador Resources Co	23,541
383	*	Matrix Service Co	4,221
2,772		Murphy Oil Corp	33,541
89		Nabors Industries Ltd	5,182
66		Nacco Industries, Inc (Class A)	1,736
918	*	National Energy Services Reunited Corp	9,116
6,210	*	Newpark Resources, Inc	11,923
2,138	*	NexTier Oilfield Solutions, Inc	7,355
2,408		Nordic American Tankers Ltd	7,104
6,945	*	Nov, Inc	95,355
14,965		Occidental Petroleum Corp	259,044
1,532	*	Oceaneering International, Inc	12,179
784	*	Oil States International, Inc	3,936
7,835		ONEOK, Inc	300,707
546	*	Overseas Shipholding Group, Inc	1,168
482	*	Par Pacific Holdings, Inc	6,738
4,736		Parsley Energy, Inc	67,251
3,250		Patterson-UTI Energy, Inc	17,095
2,058		PBF Energy, Inc	14,612
1,666	*	PDC Energy, Inc	34,203
217	*,e	Penn Virginia Corp	2,202
7,911		Phillips 66	553,295
2,980		Pioneer Natural Resources Co	339,392
1,178	*	ProPetro Holding Corp	8,705
3,580	*	Range Resources Corp	23,986
641	*	Renewable Energy Group, Inc	45,396
92	*	Rex American Resources Corp	6,759
901	*	RPC, Inc	2,838
25,323		Schlumberger Ltd	552,801
688	e	Scorpio Tankers, Inc	7,699
988	*	Select Energy Services, Inc	4,051
946		SFL Corp Ltd	5,941
1,739		SM Energy Co	10,643
678		Solaris Oilfield Infrastructure, Inc	5,519
11,544	*	Southwestern Energy Co	34,401
300	*	Talos Energy, Inc	2,472
4,054		Targa Resources Investments, Inc	106,944
2,673	*,e	Tellurian, Inc	3,421
384	*	Tidewater, Inc	3,318
2,051	*,e	Uranium Energy Corp	3,610
3,880		US Silica Holdings, Inc	27,238
7,396		Valero Energy Corp	418,392

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,529	*,e	W&T Offshore, Inc	$3,318
21,790		Williams Cos, Inc	436,889
1,068		World Fuel Services Corp	33,279
7,431	*	WPX Energy, Inc	60,563

		TOTAL ENERGY	14,527,367

FOOD & STAPLES RETAILING - 1.2%
665	e	Albertsons Cos, Inc	11,691
418		Andersons, Inc	10,245
2,427	*	BJ’s Wholesale Club Holdings, Inc	90,479
618		Casey’s General Stores, Inc	110,387
300	*	Chefs’ Warehouse Holdings, Inc	7,707
7,839		Costco Wholesale Corp	2,953,578
1,225	*	Grocery Outlet Holding Corp	48,081
626	*,e	HF Foods Group Inc	4,708
213		Ingles Markets, Inc (Class A)	9,087
14,043		Kroger Co	446,006
286		Natural Grocers by Vitamin C	3,930
2,310	*	Performance Food Group Co	109,979
385		Pricesmart, Inc	35,070
862	*,e	Rite Aid Corp	13,645
584		SpartanNash Co	10,167
2,100	*	Sprouts Farmers Market, Inc	42,210
8,648		SYSCO Corp	642,200
784	*	United Natural Foods, Inc	12,520
3,868	*	US Foods Holding Corp	128,843
127		Village Super Market (Class A)	2,802
12,955		Walgreens Boots Alliance, Inc	516,645
24,865		Walmart, Inc	3,584,290
148		Weis Markets, Inc	7,076

		TOTAL FOOD & STAPLES RETAILING	8,801,346

FOOD, BEVERAGE & TOBACCO - 3.0%
99		Alico, Inc	3,071
32,827		Altria Group, Inc	1,345,907
9,711		Archer-Daniels-Midland Co	489,531
1,190	e	B&G Foods, Inc (Class A)	32,999
924	*,e	Beyond Meat, Inc	115,500
152	*	Boston Beer Co, Inc (Class A)	151,132
896		Brown-Forman Corp (Class A)	65,829
3,249		Brown-Forman Corp (Class B)	258,068
2,572		Bunge Ltd	168,672
345		Calavo Growers, Inc	23,953
486	*	Cal-Maine Foods, Inc	18,244
3,182		Campbell Soup Co	153,850
615	*	Celsius Holdings, Inc	30,941
68,627		Coca-Cola Co	3,763,505
72		Coca-Cola Consolidated Inc	19,171
8,960		ConAgra Brands, Inc	324,890
2,831		Constellation Brands, Inc (Class A)	620,131
2,988	*	Darling International, Inc	172,348
200	*	Farmer Bros Co	934
2,984		Flowers Foods, Inc	67,528
499		Fresh Del Monte Produce, Inc	12,011
696	*	Freshpet, Inc	98,825
10,698		General Mills, Inc	629,042
1,593	*	Hain Celestial Group, Inc	63,959
2,590		Hershey Co	394,535
4,973		Hormel Foods Corp	231,791
2,702	*	Hostess Brands, Inc	39,557
1,227		Ingredion, Inc	96,528
277		J&J Snack Foods Corp	43,037
2,019		J.M. Smucker Co	233,396
199		John B. Sanfilippo & Son, Inc	15,693
4,342		Kellogg Co	270,203

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

7,564		Keurig Dr Pepper, Inc	$242,048
11,401		Kraft Heinz Co	395,159
2,706		Lamb Weston Holdings, Inc	213,070
364		Lancaster Colony Corp	66,878
422	*	Landec Corp	4,579
187		Limoneira Co	3,114
4,376		McCormick & Co, Inc	418,346
203		MGP Ingredients, Inc	9,553
3,002		Molson Coors Brewing Co (Class B)	135,660
24,959		Mondelez International, Inc	1,459,353
6,463	*	Monster Beverage Corp	597,698
183	e	National Beverage Corp	15,537
1,827	*	NewAge, Inc	4,805
24,575		PepsiCo, Inc	3,644,472
27,565		Philip Morris International, Inc	2,282,106
908	*	Pilgrim’s Pride Corp	17,806
1,211	*	Post Holdings, Inc	122,323
2,638		Primo Water Corp	41,364
317		Sanderson Farms, Inc	41,907
4		Seaboard Corp	12,124
134	*	Seneca Foods Corp	5,347
1,484	*	Simply Good Foods Co	46,538
401	e	Tootsie Roll Industries, Inc	11,910
1,099	*	TreeHouse Foods, Inc	46,696
78		Turning Point Brands, Inc	3,476
5,131		Tyson Foods, Inc (Class A)	330,642
619		Universal Corp	30,090
2,682		Vector Group Ltd	31,245

		TOTAL FOOD, BEVERAGE & TOBACCO	20,188,627

HEALTH CARE EQUIPMENT & SERVICES - 6.4%
1,394	*	1Life Healthcare, Inc	60,848
30,784		Abbott Laboratories	3,370,540
785	*	Abiomed, Inc	254,497
1,640	*	Acadia Healthcare Co, Inc	82,426
406	*,e	Accelerate Diagnostics, Inc	3,078
186	*	Accolade, Inc	8,091
1,245	*	Accuray, Inc	5,192
155	*	Acutus Medical, Inc	4,466
418	*	AdaptHealth Corp	15,700
230	*	Addus HomeCare Corp	26,931
1,412	*	Align Technology, Inc	754,545
2,817	*	Allscripts Healthcare Solutions, Inc	40,677
996	*	Alphatec Holdings Inc	14,462
577	*	Amedisys, Inc	169,251
137	*	American Renal Associates Holdings, Inc	1,569
712	*	American Well Corp	18,035
2,641		AmerisourceBergen Corp	258,184
862	*	AMN Healthcare Services, Inc	58,832
563	*	Angiodynamics, Inc	8,631
2,249	*	Antares Pharma, Inc	8,974
4,424		Anthem, Inc	1,420,502
398	*	Apollo Medical Holdings, Inc	7,271
1,361	*	Apyx Medical Corp	9,799
2,170	*,e	Aspira Women’s Health, Inc	14,561
673	*	AtriCure, Inc	37,466
27		Atrion Corp	17,340
725	*	Avanos Medical, Inc	33,263
560	*	AxoGen, Inc	10,024
439	*,e	Axonics Modulation Technologies, Inc	21,915
9,188		Baxter International, Inc	737,245
4,937		Becton Dickinson & Co	1,235,336
758	*	Bellerophon Therapeutics, Inc	5,056
241	*	BioLife Solutions Inc	9,614
679	*	BioTelemetry, Inc	48,942

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

25,296	*	Boston Scientific Corp	$909,391
2,873	*	Brookdale Senior Living, Inc	12,727
785		Cantel Medical Corp	61,905
5,299		Cardinal Health, Inc	283,814
501	*	Cardiovascular Systems, Inc	21,924
180	*	Castle Biosciences, Inc	12,087
10,175	*	Centene Corp	610,805
5,279		Cerner Corp	414,296
2,819	*	Cerus Corp	19,507
3,853	*	Change Healthcare, Inc	71,858
2,933	*,e	Chembio Diagnostics, Inc	13,932
292		Chemed Corp	155,522
6,370		Cigna Corp	1,326,107
457	*,e	Co-Diagnostics, Inc	4,250
1,480	*	Community Health Systems, Inc	10,996
168		Computer Programs & Systems, Inc	4,509
422		Conmed Corp	47,264
861		Cooper Cos, Inc	312,819
163	*	Corvel Corp	17,278
1,718	*	Covetrus, Inc	49,375
544	*	Cross Country Healthcare, Inc	4,825
480	*	CryoLife, Inc	11,333
595	*,e	CryoPort, Inc	26,109
202	*	Cutera, Inc	4,870
23,106		CVS Health Corp	1,578,140
466	*	CytoSorbents Corp	3,714
11,226		Danaher Corp	2,493,744
1,515	*	DaVita, Inc	177,861
3,982		Dentsply Sirona, Inc	208,498
1,662	*	DexCom, Inc	614,475
111	*	Eargo, Inc	4,975
11,162	*	Edwards Lifesciences Corp	1,018,309
1,608		Encompass Health Corp	132,966
1,049		Ensign Group, Inc	76,493
2,830	*	Envista Holdings Corp	95,456
623	*	Enzo Biochem, Inc	1,570
1,209	*	Evolent Health, Inc	19,380
179	*	Fulgent Genetics, Inc	9,326
1,004	*	GenMark Diagnostics, Inc	14,658
627	*	Glaukos Corp	47,188
1,419	*	Globus Medical, Inc	92,547
1,327	*	Guardant Health, Inc	171,024
886	*	Haemonetics Corp	105,213
636	*	Hanger Inc	13,986
4,822		HCA Healthcare, Inc	793,026
562	*	Health Catalyst, Inc	24,464
1,277	*	HealthEquity, Inc	89,020
399	*	HealthStream, Inc	8,714
2,677	*	Henry Schein, Inc	178,984
99	*	Heska Corp	14,419
1,196		Hill-Rom Holdings, Inc	117,172
1,770	*	HMS Holdings Corp	65,048
4,675	*	Hologic, Inc	340,480
2,388		Humana, Inc	979,725
362	*	ICU Medical, Inc	77,645
1,514	*	IDEXX Laboratories, Inc	756,803
113	*	Inari Medical, Inc	9,864
812	*	InfuSystem Holdings, Inc	15,249
263	*	Inogen, Inc	11,751
1,431	*	Inovalon Holdings, Inc	26,001
423	*	Inspire Medical Systems, Inc	79,562
1,123	*	Insulet Corp	287,073
572	*	Integer Holding Corp	46,441
1,378	*	Integra LifeSciences Holdings Corp	89,460
100	*	IntriCon Corp	1,810

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,066	*	Intuitive Surgical, Inc	$1,690,195
733		Invacare Corp	6,560
477	*	iRhythm Technologies, Inc	113,149
229	*	Joint Corp	6,014
1,743	*	Laboratory Corp of America Holdings	354,788
1,098	*	Lantheus Holdings, Inc	14,812
236		LeMaitre Vascular, Inc	9,558
178	*	LENSAR, Inc	1,291
528	*	LHC Group, Inc	112,633
970	*	LivaNova plc	64,224
426	*	Magellan Health Services, Inc	35,290
849	*	Masimo Corp	227,855
2,921		McKesson Corp	508,020
1,627	*	MEDNAX, Inc	39,927
23,865		Medtronic plc	2,795,546
646	*	Meridian Bioscience, Inc	12,074
985	*	Merit Medical Systems, Inc	54,677
49		Mesa Laboratories, Inc	14,045
1,068	*	Molina Healthcare, Inc	227,142
173		National Healthcare Corp	11,489
208		National Research Corp	8,892
500	*	Natus Medical, Inc	10,020
1,021	*	Neogen Corp	80,965
613	*	Nevro Corp	106,110
818	*	NextGen Healthcare, Inc	14,920
1,767	*	Novocure Ltd	305,762
959	*	NuVasive, Inc	54,020
246	*	Oak Street Health, Inc	15,045
758	*	Omnicell, Inc	90,975
140	*,e	Ontrak, Inc	8,651
545	*	OptimizeRx Corp	16,982
469	*	Option Care Health, Inc	7,335
873	*	OraSure Technologies, Inc	9,241
267	*	Orthofix Medical Inc	11,476
333	*	OrthoPediatrics Corp	13,736
145	*	Outset Medical, Inc	8,242
1,103		Owens & Minor, Inc	29,836
1,530		Patterson Cos, Inc	45,334
524	*	Pennant Group, Inc	30,423
597	*	Penumbra, Inc	104,475
419	*,e	PetIQ, Inc	16,111
495	*	Phreesia, Inc	26,859
2,070		Premier, Inc	72,657
441	*	Progyny, Inc	18,694
199	*	Providence Service Corp	27,587
174	*	Pulmonx Corp	12,009
240	*,e	Pulse Biosciences, Inc	5,726
2,406		Quest Diagnostics, Inc	286,723
665	*	Quidel Corp	119,467
1,080	*	Quotient Ltd	5,627
1,555	*	R1 RCM, Inc	37,351
576	*	RadNet, Inc	11,272
1,114	*	Repro-Med Systems, Inc	6,706
2,601		Resmed, Inc	552,869
118	*,e	Retractable Technologies, Inc	1,267
1,842	*	Rockwell Medical, Inc	1,860
516	*	Schrodinger, Inc	40,857
250	*	SeaSpine Holdings Corp	4,363
1,678	*	Select Medical Holdings Corp	46,413
594	*	Shockwave Medical Inc	61,610
442	*	SI-BONE, Inc	13,216
1,519	*	Sientra, Inc	5,909
548	*	Silk Road Medical Inc	34,513
166		Simulations Plus, Inc	11,939
793	*	Staar Surgical Co	62,821

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,527		STERIS plc	$289,428
6,207		Stryker Corp	1,520,963
837	*	Surgalign Holdings, Inc	1,833
328	*	Surgery Partners, Inc	9,515
300	*	SurModics, Inc	13,056
280	*,e	Tabula Rasa HealthCare, Inc	11,995
280	*	Tactile Systems Technology, Inc	12,583
1,069	*	Tandem Diabetes Care, Inc	102,282
1,894	*	Teladoc, Inc	378,724
818		Teleflex, Inc	336,664
1,521	*	Tenet Healthcare Corp	60,734
668	*	Tivity Health, Inc	13,086
347	*	Transmedics Group, Inc	6,905
378	*	Triple-S Management Corp (Class B)	8,070
16,771		UnitedHealth Group, Inc	5,881,254
1,348		Universal Health Services, Inc (Class B)	185,350
187		US Physical Therapy, Inc	22,487
49		Utah Medical Products, Inc	4,131
344	*,e	Vapotherm, Inc	9,240
587	*	Varex Imaging Corp	9,791
1,656	*	Varian Medical Systems, Inc	289,817
2,386	*	Veeva Systems, Inc	649,589
2,376	*	Venus Concept, Inc	4,110
615	*	Viemed Healthcare, Inc	4,772
2,186	*	ViewRay, Inc	8,351
433	*	Vocera Communications, Inc	17,983
1,346		West Pharmaceutical Services, Inc	381,335
3,694		Zimmer Biomet Holdings, Inc	569,208
341	*	Zynex Inc	4,590

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	43,637,001

HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
722	*	BellRing Brands, Inc	17,552
160	*	Central Garden & Pet Co	6,177
580	*	Central Garden and Pet Co (Class A)	21,071
4,520		Church & Dwight Co, Inc	394,280
2,289		Clorox Co	462,195
14,901		Colgate-Palmolive Co	1,274,184
5,109		Coty, Inc	35,865
893		Edgewell Personal Care Co	30,880
326	*	elf Beauty, Inc	8,212
1,154		Energizer Holdings, Inc	48,676
3,920		Estee Lauder Cos (Class A)	1,043,465
1,810	*	Herbalife Nutrition Ltd	86,970
253		Inter Parfums, Inc	15,304
6,025		Kimberly-Clark Corp	812,351
160		Medifast, Inc	31,414
140	*	Nature’s Sunshine Products, Inc	2,093
992		Nu Skin Enterprises, Inc (Class A)	54,193
80		Oil-Dri Corp of America	2,726
43,333		Procter & Gamble Co	6,029,354
185	*	Revlon, Inc (Class A)	2,198
871		Reynolds Consumer Products Inc	26,165
808		Spectrum Brands Holdings, Inc	63,816
180	*	USANA Health Sciences, Inc	13,878
909	*	Veru, Inc	7,863
266		WD-40 Co	70,671

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	10,561,553

INSURANCE - 2.0%
12,299		Aflac, Inc	546,937
257		Alleghany Corp	155,148
5,394		Allstate Corp	592,962
699	*	AMBAC Financial Group, Inc	10,751
1,557		American Equity Investment Life Holding Co	43,067

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,392		American Financial Group, Inc	$121,967
15,568		American International Group, Inc	589,404
98		American National Group, Inc	9,420
299		Amerisafe, Inc	17,172
4,057		Aon plc	857,122
6,987	*	Arch Capital Group Ltd	252,021
509	*	Argo Group International Holdings Ltd	22,243
3,466		Arthur J. Gallagher & Co	428,779
1,099		Assurant, Inc	149,706
1,586		Assured Guaranty Ltd	49,943
2,113	*	Athene Holding Ltd	91,155
1,578		Axis Capital Holdings Ltd	79,515
1,831	*	Brighthouse Financial, Inc	66,291
4,413		Brown & Brown, Inc	209,220
572	*	BRP Group, Inc	17,143
8,027		Chubb Ltd	1,235,516
2,719		Cincinnati Financial Corp	237,559
712	*,e	Citizens, Inc (Class A)	4,080
261		CNA Financial Corp	10,169
2,753		Conseco, Inc	61,199
143		Donegal Group, Inc (Class A)	2,012
494	*	eHealth, Inc	34,881
488		Employers Holdings, Inc	15,709
247	*	Enstar Group Ltd	50,608
436		Erie Indemnity Co (Class A)	107,082
731		Everest Re Group Ltd	171,120
150		FBL Financial Group, Inc (Class A)	7,877
201		FedNat Holding Co	1,190
4,916		Fidelity National Financial Inc	192,166
1,977		First American Financial Corp	102,073
10,754	*	Genworth Financial, Inc (Class A)	40,650
1,830		Globe Life, Inc	173,777
727	*	GoHealth, Inc	9,931
128		Goosehead Insurance, Inc	15,969
463	*	Greenlight Capital Re Ltd (Class A)	3,385
724		Hanover Insurance Group, Inc	84,650
6,514		Hartford Financial Services Group, Inc	319,056
121		HCI Group, Inc	6,328
362		Heritage Insurance Holdings, Inc	3,667
637		Horace Mann Educators Corp	26,779
90		Independence Holding Co	3,690
23		Investors Title Co	3,519
648		James River Group Holdings Ltd	31,849
1,193		Kemper Corp	91,658
347		Kinsale Capital Group, Inc	69,445
184	*,e	Lemonade, Inc	22,540
2,971		Lincoln National Corp	149,471
4,406		Loews Corp	198,358
235	*	Markel Corp	242,826
8,895		Marsh & McLennan Cos, Inc	1,040,715
2,003	*	MBIA, Inc	13,180
429		Mercury General Corp	22,398
13,437		Metlife, Inc	630,867
1,010		National General Holdings Corp	34,522
35		National Western Life Group, Inc	7,225
158	*	NI Holdings, Inc	2,594
5,185		Old Republic International Corp	102,196
336	*	Palomar Holdings, Inc	29,850
727		Primerica, Inc	97,367
5,023		Principal Financial Group	249,191
820		ProAssurance Corp	14,588
10,417		Progressive Corp	1,030,033
144		Protective Insurance Corp	1,974
6,990		Prudential Financial, Inc	545,709
1,153		Reinsurance Group of America, Inc (Class A)	133,633

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

834		RenaissanceRe Holdings Ltd	$138,294
600		RLI Corp	62,490
227		Safety Insurance Group, Inc	17,683
1,030		Selective Insurance Group, Inc	68,989
489	*	Selectquote, Inc	10,147
243		State Auto Financial Corp	4,311
351		Stewart Information Services Corp	16,974
1,153	*	Third Point Reinsurance Ltd	10,977
433		Tiptree Inc	2,174
4,482		Travelers Cos, Inc	629,138
515	*	Trupanion, Inc	61,651
338		United Fire Group Inc	8,484
255		United Insurance Holdings Corp	1,459
503		Universal Insurance Holdings, Inc	7,600
3,600		Unum Group	82,584
2,544		W.R. Berkley Corp	168,972
347	*	Watford Holdings Ltd	12,006
56		White Mountains Insurance Group Ltd	56,037
2,272		Willis Towers Watson plc	478,665

		TOTAL INSURANCE	13,835,432

MATERIALS - 2.8%
324		Advanced Emissions Solutions, Inc	1,782
461	*	AdvanSix, Inc	9,215
3,886		Air Products & Chemicals, Inc	1,061,733
1,889		Albemarle Corp	278,665
3,306	*	Alcoa Corp	76,203
2,222	*	Allegheny Technologies, Inc	37,263
28,435		Amcor plc	334,680
429		American Vanguard Corp	6,658
2,424	*,e	Amyris, Inc	14,968
1,207		Aptargroup, Inc	165,226
1,763	*	Arconic Corp	52,537
271		Ardagh Group S.A.	4,664
1,151		Ashland Global Holdings, Inc	91,159
1,514		Avery Dennison Corp	234,837
1,490		Avient Corp	60,017
3,978	*	Axalta Coating Systems Ltd	113,572
605		Balchem Corp	69,708
5,786		Ball Corp	539,139
2,289	*	Berry Global Group, Inc	128,619
597		Boise Cascade Co	28,537
953		Cabot Corp	42,771
645		Caledonia Mining Corp plc	10,243
723		Carpenter Technology Corp	21,054
2,145		Celanese Corp (Series A)	278,721
831	*	Century Aluminum Co	9,166
3,995		CF Industries Holdings, Inc	154,646
111		Chase Corp	11,212
2,911		Chemours Co	72,164
261	*	Clearwater Paper Corp	9,853
7,433	e	Cleveland-Cliffs, Inc	108,224
4,597	*	Coeur Mining, Inc	47,579
1,801		Commercial Metals Co	36,993
532		Compass Minerals International, Inc	32,835
13,566		Corteva, Inc	525,276
2,327	*	Crown Holdings, Inc	233,165
976		Domtar Corp	30,890
13,404		Dow, Inc	743,922
13,281		DuPont de Nemours, Inc	944,412
799		Eagle Materials, Inc	80,979
2,397		Eastman Chemical Co	240,371
4,399		Ecolab, Inc	951,768
3,394		Element Solutions, Inc	60,176
1,255	*	Ferro Corp	18,361

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,000	*,†	Ferroglobe plc	$0
2,262		FMC Corp	259,972
325	*	Forterra, Inc	5,588
25,598		Freeport-McMoRan, Inc (Class B)	666,060
400		FutureFuel Corp	5,080
1,119	*	GCP Applied Technologies, Inc	26,464
658		Glatfelter Corp	10,778
816		Gold Resource Corp	2,375
4,828		Graphic Packaging Holding Co	81,786
395		Greif, Inc (Class A)	18,518
87		Greif, Inc (Class B)	4,209
784		H.B. Fuller Co	40,674
142		Hawkins, Inc	7,428
193		Haynes International, Inc	4,601
9,984		Hecla Mining Co	64,696
3,508		Huntsman Corp	88,191
823	*	Ingevity Corp	62,326
373		Innospec, Inc	33,842
1,890	e	International Flavors & Fragrances, Inc	205,708
7,037		International Paper Co	349,880
149	*	Intrepid Potash, Inc	3,598
261		Kaiser Aluminum Corp	25,813
315	*	Koppers Holdings, Inc	9,815
468	*	Kraton Corp	13,006
357		Kronos Worldwide, Inc	5,323
9,328		Linde plc	2,458,021
2,532	*	Livent Corp	47,703
2,113		Louisiana-Pacific Corp	78,540
4,643		LyondellBasell Industries NV	425,577
2,371	*	Marrone Bio Innovations, Inc	2,964
1,122		Martin Marietta Materials, Inc	318,614
300		Materion Corp	19,116
741		Minerals Technologies, Inc	46,031
6,456		Mosaic Co	148,553
371		Myers Industries, Inc	7,709
257		Neenah Inc	14,217
131		NewMarket Corp	52,176
14,441		Newmont Goldcorp Corp	864,871
3,868	*	Novagold Resources Inc	37,404
5,438		Nucor Corp	289,247
2,868		O-I Glass, Inc	34,129
3,054		Olin Corp	75,006
163		Olympic Steel, Inc	2,173
1,050		Orion Engineered Carbons SA	17,997
1,735		Packaging Corp of America	239,274
499	*	Pactiv Evergreen, Inc	9,052
4,254		PPG Industries, Inc	613,512
868		PQ Group Holdings, Inc	12,378
201		Quaker Chemical Corp	50,931
445	*	Ranpak Holdings Corp	5,981
877	*	Rayonier Advanced Materials, Inc	5,718
1,096		Reliance Steel & Aluminum Co	131,246
1,158		Royal Gold, Inc	123,165
2,211		RPM International, Inc	200,715
272	*	Ryerson Holding Corp	3,710
421		Schnitzer Steel Industries, Inc (Class A)	13,434
670		Schweitzer-Mauduit International, Inc	26,941
716		Scotts Miracle-Gro Co (Class A)	142,584
2,697		Sealed Air Corp	123,496
907		Sensient Technologies Corp	66,909
1,456		Sherwin-Williams Co	1,070,029
1,204		Silgan Holdings, Inc	44,644
1,617		Sonoco Products Co	95,807
1,339		Southern Copper Corp	87,196
3,643		Steel Dynamics, Inc	134,317

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

410		Stepan Co	$48,921
1,996	*	Summit Materials, Inc	40,080
1,010		SunCoke Energy, Inc	4,394
717	*	TimkenSteel Corp	3,348
322	*	Trecora Resources	2,251
394		Tredegar Corp	6,580
733		Trinseo S.A.	37,537
1,458		Tronox Holdings plc	21,316
97	*	UFP Technologies, Inc	4,520
30		United States Lime & Minerals, Inc	3,420
3,845		United States Steel Corp	64,481
238	*	US Concrete, Inc	9,513
3,456		Valvoline, Inc	79,972
1,196		Verso Corp	14,376
2,303		Vulcan Materials Co	341,558
1,163		Warrior Met Coal, Inc	24,795
559		Westlake Chemical Corp	45,614
4,647		WestRock Co	202,284
702		Worthington Industries, Inc	36,041
1,011		WR Grace and Co	55,423

		TOTAL MATERIALS	19,157,205

MEDIA & ENTERTAINMENT - 8.3%
13,598		Activision Blizzard, Inc	1,262,574
5,347	*	Alphabet, Inc (Class A)	9,371,366
5,174	*	Alphabet, Inc (Class C)	9,064,227
5,822	*	Altice USA, Inc	220,479
855	e	AMC Entertainment Holdings, Inc	1,813
741	*,e	AMC Networks, Inc	26,506
380	*	Boston Omaha Corp	10,507
89		Cable One, Inc	198,267
460	*	Cardlytics, Inc	65,674
1,488	*	Cargurus, Inc	47,214
1,131	*	Cars.com, Inc	12,780
2,581	*	Charter Communications, Inc	1,707,461
2,021	e	Cinemark Holdings, Inc	35,186
80,428		Comcast Corp (Class A)	4,214,427
17	*	Daily Journal Corp	6,868
2,011	*	DHI Group, Inc	4,464
2,851	*,e	Discovery, Inc (Class A)	85,787
6,033	*	Discovery, Inc (Class C)	158,004
4,492	*	DISH Network Corp (Class A)	145,271
5,074		Electronic Arts, Inc	728,626
235		Emerald Holding, Inc	1,274
2,184		Entercom Communications Corp (Class A)	5,395
1,005		Entravision Communications Corp (Class A)	2,764
454	*,e	Eros International plc	826
641	*	Eventbrite Inc	11,602
249	*	EverQuote Inc	9,300
916		EW Scripps Co (Class A)	14,006
42,716	*	Facebook, Inc	11,668,303
1,809	*	Fluent, Inc	9,606
6,206		Fox Corp (Class A)	180,719
2,830		Fox Corp (Class B)	81,730
142	*	Gaia, Inc	1,403
2,289	*	Glu Mobile, Inc	20,624
1,876	*	Gray Television, Inc	33,562
248	*	Hemisphere Media Group, Inc	2,569
1,063	*,e	iHeartMedia, Inc	13,798
902	*	Imax Corp	16,254
7,004		Interpublic Group of Cos, Inc	164,734
693		John Wiley & Sons, Inc (Class A)	31,642
170	*	Liberty Braves Group (Class A)	4,228
525	*	Liberty Braves Group (Class C)	13,062
471	*	Liberty Broadband Corp (Class A)	74,220

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,933	*	Liberty Broadband Corp (Class C)	$464,499
398	*	Liberty Media Group (Class A)	15,120
3,565	*	Liberty Media Group (Class C)	151,869
1,592	*	Liberty SiriusXM Group (Class A)	68,759
3,230	*	Liberty SiriusXM Group (Class C)	140,537
1,108	*	Liberty TripAdvisor Holdings, Inc	4,809
786	*	Lions Gate Entertainment Corp (Class A)	8,937
1,548	*	Lions Gate Entertainment Corp (Class B)	16,068
2,516	*	Live Nation, Inc	184,876
439	*,e	LiveXLive Media, Inc	1,440
200		Loral Space & Communications, Inc	4,198
336	*	Madison Square Garden Co	61,858
336	*	Madison Square Garden Entertainment Corp	35,293
294		Marcus Corp	3,963
3,973	*	Match Group, Inc	600,678
163	*	MediaAlpha, Inc	6,368
597		Meredith Corp	11,462
934	*	MSG Networks, Inc	13,767
970		National CineMedia, Inc	3,608
7,584	*	Netflix, Inc	4,100,896
2,867		New York Times Co (Class A)	148,425
6,379		News Corp (Class A)	114,631
1,884		News Corp (Class B)	33,479
706		Nexstar Media Group Inc	77,088
3,956		Omnicom Group, Inc	246,736
7,175	*	Pinterest, Inc	472,833
1,085	*	QuinStreet, Inc	23,262
1,928	*	Roku, Inc	640,135
51		Saga Communications, Inc	1,225
438		Scholastic Corp	10,950
1,071	e	Sinclair Broadcast Group, Inc (Class A)	34,111
21,717	e	Sirius XM Holdings, Inc	138,337
2,373	*	Spotify Technology S.A.	746,688
2,057	*	Take-Two Interactive Software, Inc	427,424
317	*	TechTarget, Inc	18,738
4,451		TEGNA, Inc	62,091
414		Tribune Publishing Co	5,672
1,758	*	TripAdvisor, Inc	50,595
963	*	TrueCar, Inc	4,045
13,717	*	Twitter, Inc	742,776
89		ViacomCBS, Inc (Class A)	3,366
9,833		ViacomCBS, Inc (Class B)	366,378
32,247	*	Walt Disney Co	5,842,511
341	*	WideOpenWest, Inc	3,638
894		World Wrestling Entertainment, Inc (Class A)	42,957
1,209	*	Yelp, Inc	39,498
1,056	*	Zillow Group, Inc (Class A)	143,553
2,429	*	Zillow Group, Inc (Class C)	315,284
16,643	*	Zynga, Inc	164,266

		TOTAL MEDIA & ENTERTAINMENT	56,548,819

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.5%
968	*	10X Genomics, Inc	137,069
31,367		AbbVie, Inc	3,360,974
2,140	*	Abeona Therapeutics, Inc	3,360
2,077	*	Acadia Pharmaceuticals, Inc	111,036
843	*	Acceleron Pharma, Inc	107,853
1,198	*	Adaptive Biotechnologies Corp	70,838
1,303	*	Adverum Biotechnologies, Inc	14,125
1,425	*	Aeglea BioTherapeutics, Inc	11,215
702	*	Aerie Pharmaceuticals, Inc	9,484
1,315	*	Affimed NV	7,653
2,431	*	Agenus, Inc	7,731
3,534	*,e	Agile Therapeutics, Inc	10,143
5,650		Agilent Technologies, Inc	669,468

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,081	*	Agios Pharmaceuticals, Inc	$46,840
2,414	*	Akebia Therapeutics, Inc	6,759
198	*	Akero Therapeutics, Inc	5,108
216	*	Akouos, Inc	4,283
147	*	Albireo Pharma, Inc	5,514
1,801	*,†	Alder Biopharmaceuticals Inc	1,585
824	*	Alector, Inc	12,467
3,746	*	Alexion Pharmaceuticals, Inc	585,275
2,871	*	Alkermes plc	57,276
430	*	Allakos, Inc	60,200
897	*	Allogene Therapeutics, Inc	22,640
279	*	Allovir, Inc	10,725
2,045	*	Alnylam Pharmaceuticals, Inc	265,789
219	*	ALX Oncology Holdings, Inc	18,878
10,377		Amgen, Inc	2,385,880
4,499	*	Amicus Therapeutics, Inc	103,882
2,013	*	Amneal Pharmaceuticals, Inc	9,199
552	*	Amphastar Pharmaceuticals, Inc	11,101
305	*	AnaptysBio, Inc	6,557
1,126	*,e	Anavex Life Sciences Corp	6,080
121	*	ANI Pharmaceuticals, Inc	3,514
216	*	Anika Therapeutics, Inc	9,776
261	*	Annexon, Inc	6,533
1,139	*	Apellis Pharmaceuticals, Inc	65,151
214	*	Applied Molecular Transport, Inc	6,585
239	*	Applied Therapeutics, Inc	5,260
252	*,e	Aprea Therapeutics, Inc	1,240
370	*,e	Aquestive Therapeutics, Inc	1,979
699	*	Aravive Inc	3,942
237	*	Arcturus Therapeutics Holdings, Inc	10,281
524	*	Arcus Biosciences, Inc	13,603
163	*	Arcutis Biotherapeutics, Inc	4,585
1,294	*	Ardelyx, Inc	8,372
994	*	Arena Pharmaceuticals, Inc	76,369
1,723	*	Arrowhead Pharmaceuticals Inc	132,206
517	*	Arvinas, Inc	43,909
540	*	Assembly Biosciences, Inc	3,267
719	*	Atara Biotherapeutics, Inc	14,114
213	*	Atea Pharmaceuticals, Inc	8,899
1,288	*	Athenex, Inc	14,245
1,583	*,e	Athersys, Inc	2,770
204	*	Athira Pharma, Inc	6,987
377	*	Atreca, Inc	6,089
7,986	*	Avantor, Inc	224,806
913	*	Avenue Therapeutics, Inc	5,432
813	*	Avid Bioservices, Inc	9,382
261	*	Avidity Biosciences, Inc	6,661
621	*	Avrobio, Inc	8,657
493	*	Axsome Therapeutics, Inc	40,165
662	*,e	Aytu BioScience, Inc	3,959
697	*,e	Beam Therapeutics, Inc	56,903
218	*	Berkeley Lights, Inc	19,491
2,781	*	BioCryst Pharmaceuticals, Inc	20,718
1,476	*	BioDelivery Sciences International, Inc	6,199
2,733	*	Biogen, Inc	669,202
836	*	Biohaven Pharmaceutical Holding Co Ltd	71,654
3,224	*	BioMarin Pharmaceutical, Inc	282,713
379	*	Bio-Rad Laboratories, Inc (Class A)	220,934
657		Bio-Techne Corp	208,630
200	*	Bioxcel Therapeutics Inc	9,240
210	*	Black Diamond Therapeutics, Inc	6,730
1,143	*	Bluebird Bio, Inc	49,458
957	*	Blueprint Medicines Corp	107,328
483	*,e	BrainStorm Cell Therapeutics, Inc	2,186
1,343	*,e	Bridgebio Pharma, Inc	95,501

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

40,584		Bristol-Myers Squibb Co	$2,517,426
1,641		Bruker BioSciences Corp	88,827
171	*	C4 Therapeutics, Inc	5,665
470	*	Calithera Biosciences, Inc	2,308
390	*,e	Calyxt, Inc	1,646
425	*	Cara Therapeutics, Inc	6,430
744	*	CareDx, Inc	53,903
807	*	CASI Pharmaceuticals, Inc	2,381
2,649	*	Catalent, Inc	275,681
2,895	*	Catalyst Pharmaceuticals, Inc	9,669
349	*	Cellular Biomedicine Group, Inc	6,415
636	*,e	CEL-SCI Corp	7,416
1,640	*	Cerecor Inc	4,330
1,068	*	Champions Oncology, Inc	11,524
837	*	Charles River Laboratories International, Inc	209,133
2,254	*,e	Checkpoint Therapeutics Inc	5,973
823	*	ChemoCentryx, Inc	50,960
1,052	*	Chiasma, Inc	4,576
913	*	Chimerix, Inc	4,410
854	*	Chinook Therapeutics, Inc	13,544
1,076	*	ChromaDex Corp	5,165
1,365	*,e	Clovis Oncology, Inc	6,552
646	*	Codexis, Inc	14,102
4,202	*,e	Cohbar, Inc	5,631
1,104	*	Coherus Biosciences, Inc	19,188
902	*	Collegium Pharmaceutical, Inc	18,067
271	*	Concert Pharmaceuticals, Inc	3,425
480	*	Constellation Pharmaceuticals, Inc	13,824
708	*	Corbus Pharmaceuticals Holdings, Inc	885
1,983	*	Corcept Therapeutics, Inc	51,875
1,038	*,e	CorMedix Inc	7,712
410	*,e	Cortexyme Inc	11,390
477	*	Crinetics Pharmaceuticals, Inc	6,730
707	*	Cue Biopharma, Inc	8,845
949	*	Cymabay Therapeutics, Inc	5,447
991	*	Cytokinetics, Inc	20,593
459	*	CytomX Therapeutics, Inc	3,006
610	*	Deciphera Pharmaceuticals, Inc	34,813
957	*	Denali Therapeutics, Inc	80,158
1,142	*	Dicerna Pharmaceuticals, Inc	25,158
3,554	*	Durect Corp	7,357
1,710	*,e	Dynavax Technologies Corp	7,609
122	*	Eagle Pharmaceuticals, Inc	5,682
969	*	Editas Medicine, Inc	67,937
279	*,e	Eidos Therapeutics, Inc	36,711
426	*	Eiger BioPharmaceuticals, Inc	5,236
7,960	*	Elanco Animal Health, Inc	244,133
15,104		Eli Lilly & Co	2,550,159
1,184	*,e	Eloxx Pharmaceuticals, Inc	4,712
788	*	Emergent Biosolutions, Inc	70,605
232	*	Enanta Pharmaceuticals, Inc	9,767
3,476	*	Endo International plc	24,958
1,795	*	Epizyme, Inc	19,494
495	*,e	Esperion Thereapeutics, Inc	12,870
427	*,e	Evelo Biosciences, Inc	5,162
271	*,e	Evofem Biosciences Inc	653
159	*	Evolus, Inc	534
2,660	*	Exact Sciences Corp	352,423
5,221	*	Exelixis, Inc	104,785
3,547	*	Exicure, Inc	6,278
1,157	*	Fate Therapeutics, Inc	105,206
1,457	*	FibroGen, Inc	54,040
428	*	Five Prime Therapeutics, Inc	7,280
438	*	Flexion Therapeutics, Inc	5,055
1,214	*	Fluidigm Corp	7,284

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

252	*	Forma Therapeutics Holdings, Inc	$8,795
3,677	*	Fortress Biotech, Inc	11,656
497	*	Frequency Therapeutics, Inc	17,524
532	*	Fulcrum Therapeutics, Inc	6,230
626	*	G1 Therapeutics, Inc	11,262
279	*	Generation Bio Co	7,910
3,958	*,e	Geron Corp	6,293
22,677		Gilead Sciences, Inc	1,321,162
1,063	*	Global Blood Therapeutics, Inc	46,039
541	*	GlycoMimetics, Inc	2,034
1,085	*	Gossamer Bio, Inc	10,492
815	*	Gritstone Oncology, Inc	3,211
2,341	*	Halozyme Therapeutics, Inc	99,984
254	*,e	Harpoon Therapeutics, Inc	4,219
1,529	*	Heron Therapeutics, Inc	32,361
600	*	Homology Medicines, Inc	6,774
3,357	*	Horizon Therapeutics Plc	245,565
1,668	*,e	iBio, Inc	1,751
125	*,e	IGM Biosciences, Inc	11,036
2,653	*	Illumina, Inc	981,610
3,250	*	Immunogen, Inc	20,962
328	*	Immunovant, Inc	15,150
3,290	*	Incyte Corp	286,164
130	*	Inhibrx, Inc	4,286
1,186	*	Innoviva, Inc	14,695
2,606	*,e	Inovio Pharmaceuticals, Inc	23,063
1,788	*	Insmed, Inc	59,523
1,074	*	Intellia Therapeutics, Inc	58,426
455	*	Intercept Pharmaceuticals, Inc	11,239
388	*	Intersect ENT, Inc	8,885
967	*	Intra-Cellular Therapies, Inc	30,751
2,050	*,e	Invitae Corp	85,710
2,281	*	Ionis Pharmaceuticals, Inc	128,968
2,420	*	Iovance Biotherapeutics, Inc	112,288
3,377	*	IQVIA Holdings, Inc	605,057
2,735	*	Ironwood Pharmaceuticals, Inc	31,152
184	*	iTeos Therapeutics, Inc	6,223
1,613	*	IVERIC bio, Inc	11,146
1,000	*	Jazz Pharmaceuticals plc	165,050
46,882		Johnson & Johnson	7,378,289
461	*	Jounce Therapeutics, Inc	3,227
3,128	*	Kadmon Holdings, Inc	12,981
798	*,e	Kala Pharmaceuticals, Inc	5,410
390	*	KalVista Pharmaceuticals Inc	7,406
269	*	Karuna Therapeutics, Inc	27,328
1,306	*	Karyopharm Therapeutics, Inc	20,217
226	*	Keros Therapeutics, Inc	15,942
1,049	*	Kezar Life Sciences, Inc	5,476
977	*	Kindred Biosciences, Inc	4,211
334	*	Kiniksa Pharmaceuticals Ltd	5,902
530	*	Kodiak Sciences, Inc	77,862
231	*	Kronos Bio, Inc	6,900
199	*	Krystal Biotech Inc	11,940
918	*	Kura Oncology, Inc	29,982
161	*	Kymera Therapeutics, Inc	9,982
1,211	*,e	La Jolla Pharmaceutical Co	4,699
429	*	Lannett Co, Inc	2,797
657	*,e	Lexicon Pharmaceuticals, Inc	2,247
305	*,e	Ligand Pharmaceuticals, Inc (Class B)	30,332
908	*,e	Liquidia Technologies, Inc	2,679
674	*	LogicBio Therapeutics, Inc	5,143
628		Luminex Corp	14,519
842	*	MacroGenics, Inc	19,248
152	*,e	Madrigal Pharmaceuticals, Inc	16,898
395	*	Magenta Therapeutics, Inc	3,097

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,279	*	MannKind Corp	$7,133
693	*,e	Marinus Pharmaceuticals, Inc	8,455
458	*,e	MediciNova, Inc	2,409
535	*	Medpace Holdings, Inc	74,472
1,875	*	MEI Pharma, Inc	4,950
206	*	MeiraGTx Holdings plc	3,119
44,984		Merck & Co, Inc	3,679,691
944	*	Mersana Therapeutics, Inc	25,120
425	*	Mettler-Toledo International, Inc	484,364
553	*	Minerva Neurosciences, Inc	1,294
749	*	Mirati Therapeutics, Inc	164,510
5,107	*	Moderna, Inc	533,528
512	*	Molecular Templates, Inc	4,808
244	*	Morphic Holding, Inc	8,186
2,333	*	Mustang Bio, Inc	8,830
1,012	*	Myriad Genetics, Inc	20,012
771	*	NanoString Technologies, Inc	51,564
506	*,e	NantKwest, Inc	6,745
1,238	*	Natera, Inc	123,206
3,021	*	Nektar Therapeutics	51,357
1,811	*	NeoGenomics, Inc	97,504
538	*	Neoleukin Therapeutics, Inc	7,586
1,620	*	Neurocrine Biosciences, Inc	155,277
255	*,e	NextCure Inc	2,780
443	*	NGM Biopharmaceuticals Inc	13,421
341	*	Nkarta, Inc	20,961
1,041	*,e	Novavax, Inc	116,082
172	*	Nurix Therapeutics, Inc	5,655
2,778	*,e	Nymox Pharmaceutical Corp	6,889
362	*	Ocular Therapeutix, Inc	7,493
230	*	Odonate Therapeutics, Inc	4,416
652	*,e	Omeros Corp	9,314
2,006	*,e	Oncocyte Corp	4,794
5,196	*,e	Opko Health, Inc	20,524
258	*,e	Optinose, Inc	1,068
1,465	*	Orgenesis, Inc	6,593
381	*	ORIC Pharmaceuticals, Inc	12,897
784	*,e	Ovid therapeutics, Inc	1,811
3,121	*	Pacific Biosciences of California, Inc	80,959
609	*	Pacira BioSciences Inc	36,443
916	*	Paratek Pharmaceuticals, Inc	5,734
233	*,e	Passage Bio, Inc	5,958
1,920		PerkinElmer, Inc	275,520
2,396		Perrigo Co plc	107,149
407	*	Personalis, Inc	14,900
99,199		Pfizer, Inc	3,651,515
195	*	Phathom Pharmaceuticals, Inc	6,478
293		Phibro Animal Health Corp	5,690
529	*	Pieris Pharmaceuticals, Inc	1,323
256	*,e	Pliant Therapeutics, Inc	5,816
217	*	PMV Pharmaceuticals, Inc	13,348
2,790	*	PPD, Inc	95,474
1,084	*	PRA Health Sciences, Inc	135,977
177	*	Praxis Precision Medicines, Inc	9,739
861	*,e	Precigen, Inc	8,782
654	*	Precision BioSciences Inc	5,454
143	*	Prelude Therapeutics, Inc	10,232
817	*	Prestige Consumer Healthcare, Inc.	28,489
240	*	Prevail Therapeutics, Inc	5,537
1,110	*,†	Progenics Pharmaceuticals, Inc	0
398	*	Protagonist Therapeutics, Inc	8,024
335	*	Protara Therapeutics, Inc	8,110
594	*	Prothena Corp plc	7,134
750	*	Provention Bio, Inc	12,705
1,091	*	PTC Therapeutics, Inc	66,584

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

453	*	Puma Biotechnology, Inc	$4,648
3,971	*	QIAGEN NV	209,867
334	*	Quanterix Corp	15,531
582	*	Radius Health, Inc	10,395
192	*	RAPT Therapeutics, Inc	3,792
446	*	Reata Pharmaceuticals, Inc	55,135
22	*	Recro Pharma, Inc	63
1,739	*	Regeneron Pharmaceuticals, Inc	840,128
641	*	REGENXBIO, Inc	29,076
575	*	Relay Therapeutics, Inc	23,897
249	*,e	Relmada Therapeutics, Inc	7,985
918	*	Repligen Corp	175,916
560	*	Replimune Group, Inc	21,364
1,100	*	Revance Therapeutics, Inc	31,174
680	*	REVOLUTION Medicines, Inc	26,921
568	*	Rhythm Pharmaceuticals, Inc	16,887
1,863	*	Rigel Pharmaceuticals, Inc	6,521
856	*	Rocket Pharmaceuticals, Inc	46,943
1,378		Royalty Pharma plc	68,969
1,149	*	Rubius Therapeutics, Inc	8,721
944	*	Sage Therapeutics, Inc	81,665
1,935	*	Sangamo Therapeutics Inc	30,196
1,328	*	Sarepta Therapeutics, Inc	226,411
162	*	Satsuma Pharmaceuticals, Inc	747
640	*	Scholar Rock Holding Corp	31,059
2,177	*	Seagen, Inc	381,280
3,323	*	Selecta Biosciences, Inc	10,069
1,040	*	Seres Therapeutics, Inc	25,480
210	*	Shattuck Labs, Inc	11,006
842	*	SIGA Technologies, Inc	6,121
5,525	*	Soleno Therapeutics, Inc	10,663
625	*,e	Solid Biosciences, Inc	4,738
3,244	*,e	Sorrento Therapeutics, Inc	22,140
1,594	*	Spectrum Pharmaceuticals, Inc	5,436
683	*,e	Spero Therapeutics, Inc	13,243
373	*	SpringWorks Therapeutics, Inc	27,050
311	*	Stoke Therapeutics, Inc	19,260
2,342	*	Strongbridge Biopharma plc	5,691
725	*	Supernus Pharmaceuticals, Inc	18,241
582	*	Sutro Biopharma, Inc	12,635
555	*	Syndax Pharmaceuticals, Inc	12,343
1,109	*	Syneos Health, Inc	75,556
1,268	*	Syros Pharmaceuticals, Inc	13,758
639	*	TCR2 Therapeutics Inc	19,764
1,920	*	TG Therapeutics, Inc	99,878
2,459	*,e	TherapeuticsMD, Inc	2,975
661	*	Theravance Biopharma, Inc	11,746
7,037		Thermo Fisher Scientific, Inc	3,277,694
909	*	Translate Bio, Inc	16,753
594	*	Travere Therapeutics, Inc	16,189
650	*	Tricida, Inc	4,583
502	*	Turning Point Therapeutics Inc	61,169
529	*	Twist Bioscience Corp	74,742
4,055	*,e	Tyme Technologies, Inc	4,947
996	*	Ultragenyx Pharmaceutical, Inc	137,876
751	*	United Therapeutics Corp	113,994
415	*,e	UNITY Biotechnology, Inc	2,175
496	*,e	UroGen Pharma Ltd	8,938
677	*	Vanda Pharmaceuticals, Inc	8,896
1,076	*,e	Vaxart Inc	6,144
361	*	Vaxcyte, Inc	9,592
3,113	*,e	VBI Vaccines, Inc	8,561
818	*	Veracyte, Inc	40,033
2,895	*	Verastem, Inc	6,166
597	*	Vericel Corp	18,435

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

295	*,e	Verrica Pharmaceuticals, Inc	$3,395
4,703	*	Vertex Pharmaceuticals, Inc	1,111,507
21,842	*	Viatris, Inc	409,319
353	*,e	Viela Bio, Inc	12,697
1,907	*,e	Viking Therapeutics, Inc	10,736
820	*,e	Vir Biotechnology, Inc	21,960
593	*	Voyager Therapeutics, Inc	4,240
98	*,e	VYNE Therapeutics, Inc	155
1,120	*	Waters Corp	277,110
504	*	WaVe Life Sciences Ltd	3,966
748	*	X4 Pharmaceuticals, Inc	4,810
344	*,e	XBiotech, Inc	5,384
962	*	Xencor, Inc	41,972
740	*	Xeris Pharmaceuticals, Inc	3,641
525	*	Y-mAbs Therapeutics, Inc	25,993
172	*	Zentalis Pharmaceuticals, Inc	8,934
3,757	*,e	ZIOPHARM Oncology, Inc	9,468
8,482		Zoetis, Inc	1,403,771
966	*	Zogenix, Inc	19,310

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	50,652,916

REAL ESTATE - 3.2%
1,300		Acadia Realty Trust	18,447
848		Agree Realty Corp	56,460
1,021		Alexander & Baldwin, Inc	17,541
57		Alexander’s, Inc	15,809
2,221		Alexandria Real Estate Equities, Inc	395,827
196	*	Altisource Portfolio Solutions S.A.	2,524
714		American Assets Trust, Inc	20,620
2,413		American Campus Communities, Inc	103,204
1,878		American Finance Trust, Inc	13,954
4,773		American Homes 4 Rent	143,190
1,157	*	American Realty Investors, Inc	12,611
7,822		American Tower Corp	1,755,726
3,364		Americold Realty Trust	125,578
2,744	*	Apartment Income REIT Corp	105,397
2,744		Apartment Investment and Management Co	14,488
4,063		Apple Hospitality REIT, Inc	52,453
1,769		Armada Hoffler Properties, Inc	19,848
2,397		AvalonBay Communities, Inc	384,551
379		Bluerock Residential Growth REIT, Inc	4,802
2,732		Boston Properties, Inc	258,256
2,649		Brandywine Realty Trust	31,550
5,555		Brixmor Property Group, Inc	91,935
511		Broadstone Net Lease, Inc	10,005
881		Brookfield Property REIT, Inc	13,162
572		Brt Realty Trust	8,694
1,599		Camden Property Trust	159,772
1,679		CareTrust REIT, Inc	37,240
568		CatchMark Timber Trust, Inc	5,316
5,978	*	CBRE Group, Inc	374,940
192		Centerspace	13,563
572		Chatham Lodging Trust	6,178
262		CIM Commercial Trust Corp	3,731
471		City Office REIT, Inc	4,602
588		Clipper Realty, Inc	4,145
8,422		Colony Capital, Inc	40,510
1,903		Columbia Property Trust, Inc	27,289
544		Community Healthcare Trust, Inc	25,628
2,056		CoreCivic, Inc	13,467
675		CorePoint Lodging, Inc	4,644
696		Coresite Realty	87,195
2,132		Corporate Office Properties Trust	55,603
2,578		Cousins Properties, Inc	86,363
7,329		Crown Castle International Corp	1,166,704

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

91		CTO Realty Growth, Inc	$3,837
3,658		CubeSmart	122,945
1,631	*	Cushman & Wakefield plc	24,188
2,071		CyrusOne, Inc	151,494
3,453	*	DiamondRock Hospitality Co	28,487
4,935		Digital Realty Trust, Inc	688,482
4,896		Diversified Healthcare Trust	20,172
2,632		Douglas Emmett, Inc	76,802
6,516		Duke Realty Corp	260,445
1,427		Easterly Government Properties, Inc	32,322
673		EastGroup Properties, Inc	92,914
3,012		Empire State Realty Trust, Inc	28,072
1,375		EPR Properties	44,687
1,566		Equinix, Inc	1,118,406
1,868		Equity Commonwealth	50,959
3,276		Equity Lifestyle Properties, Inc	207,567
6,486		Equity Residential	384,490
1,394		Essential Properties Realty Trust, Inc	29,553
1,175		Essex Property Trust, Inc	278,968
515	*	eXp World Holdings Inc	32,507
2,226		Extra Space Storage, Inc	257,904
482		Farmland Partners, Inc	4,193
1,347		Federal Realty Investment Trust	114,657
2,259		First Industrial Realty Trust, Inc	95,172
240	*	Forestar Group, Inc	4,843
1,235		Four Corners Property Trust, Inc	36,766
1,621		Franklin Street Properties Corp	7,084
874		Front Yard Residential Corp	14,159
102	*	FRP Holdings, Inc	4,646
3,696		Gaming and Leisure Properties, Inc	156,710
2,553		Geo Group, Inc	22,620
763		Getty Realty Corp	21,013
475		Gladstone Commercial Corp	8,550
687		Gladstone Land Corp	10,058
1,151		Global Medical REIT, Inc	15,032
1,848		Global Net Lease, Inc	31,675
2,421		Healthcare Realty Trust, Inc	71,662
3,603		Healthcare Trust of America, Inc	99,227
9,296		Healthpeak Properties Inc	281,018
697		Hersha Hospitality Trust	5,499
1,796		Highwoods Properties, Inc	71,175
12,997		Host Hotels and Resorts, Inc	190,146
692	*	Howard Hughes Corp	54,620
2,438		Hudson Pacific Properties	58,561
2,499		Independence Realty Trust, Inc	33,562
1,471		Industrial Logistics Properties Trust	34,260
379		Innovative Industrial Properties, Inc	69,406
9,619		Invitation Homes, Inc	285,684
4,939		Iron Mountain, Inc	145,602
1,070		iStar Inc	15,889
2,053		JBG SMITH Properties	64,197
940	*	Jones Lang LaSalle, Inc	139,468
2,137		Kennedy-Wilson Holdings, Inc	38,231
1,970		Kilroy Realty Corp	113,078
7,240		Kimco Realty Corp	108,672
1,264		Kite Realty Group Trust	18,909
1,519		Lamar Advertising Co	126,411
5,428		Lexington Realty Trust	57,645
858		Life Storage, Inc	102,437
917		LTC Properties, Inc	35,680
2,677		Macerich Co	28,564
1,437		Mack-Cali Realty Corp	17,905
406	*	Marcus & Millichap, Inc	15,115
169	*	Maui Land & Pineapple Co, Inc	1,949
9,371		Medical Properties Trust, Inc	204,194

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,012		Mid-America Apartment Communities, Inc	$254,900
2,033		Monmouth Real Estate Investment Corp (Class A)	35,212
885		National Health Investors, Inc	61,215
3,044		National Retail Properties, Inc	124,560
1,008		National Storage Affiliates Trust	36,318
3,834		New Senior Investment Group, Inc	19,860
2,520		Newmark Group, Inc	18,371
478		NexPoint Residential Trust, Inc	20,224
965		Office Properties Income Trust	21,925
3,987		Omega Healthcare Investors, Inc	144,808
254		One Liberty Properties, Inc	5,098
2,970		Outfront Media, Inc	58,093
3,099		Paramount Group, Inc	28,015
4,260		Park Hotels & Resorts, Inc	73,059
2,135		Pebblebrook Hotel Trust	40,138
3,336		Physicians Realty Trust	59,381
2,219		Piedmont Office Realty Trust, Inc	36,014
445		Plymouth Industrial REIT, Inc	6,675
1,281		PotlatchDeltic Corp	64,076
1,193		Preferred Apartment Communities, Inc	8,828
13,015		Prologis, Inc	1,297,075
358		PS Business Parks, Inc	47,567
2,646		Public Storage, Inc	611,041
1,162		QTS Realty Trust, Inc	71,905
302	*	Rafael Holdings, Inc	7,043
2,525		Rayonier, Inc	74,184
349		Re/Max Holdings, Inc	12,679
2,208	*	Realogy Holdings Corp	28,969
6,053		Realty Income Corp	376,315
1,597	*	Redfin Corp	109,602
2,945		Regency Centers Corp	134,263
2,533		Retail Opportunities Investment Corp	33,917
3,851		Retail Properties of America, Inc	32,965
274		Retail Value, Inc	4,074
2,165		Rexford Industrial Realty, Inc	106,323
3,486		RLJ Lodging Trust	49,327
497		RMR Group, Inc	19,194
1,201		RPT Realty	10,389
778		Ryman Hospitality Properties	52,717
3,697		Sabra Healthcare REIT, Inc	64,217
319		Safehold, Inc	23,124
445		Saul Centers, Inc	14,098
2,007		SBA Communications Corp	566,235
793	*	Seritage Growth Properties	11,641
3,197		Service Properties Trust	36,734
5,705		Simon Property Group, Inc	486,522
2,580		SITE Centers Corp	26,110
1,436		SL Green Realty Corp	85,557
1,927		Spirit Realty Capital, Inc	77,408
831		St. Joe Co	35,276
2,541		STAG Industrial, Inc	79,584
3,908		STORE Capital Corp	132,794
93	*	Stratus Properties, Inc	2,371
2,137		Summit Hotel Properties, Inc	19,254
1,680		Sun Communities, Inc	255,276
4,750		Sunstone Hotel Investors, Inc	53,817
1,459		Tanger Factory Outlet Centers, Inc	14,532
268	*	Tejon Ranch Co	3,873
1,413		Terreno Realty Corp	82,675
5,209		UDR, Inc	200,182
435		UMH Properties, Inc	6,442
3,290		Uniti Group, Inc	38,592
198		Universal Health Realty Income Trust	12,725
2,537		Urban Edge Properties	32,829
1,302		Urstadt Biddle Properties, Inc (Class A)	18,397

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,646		Ventas, Inc	$325,920
3,725		VEREIT, Inc	140,768
9,547		VICI Properties, Inc	243,448
3,062		Vornado Realty Trust	114,335
1,848		Washington REIT	39,972
2,450		Weingarten Realty Investors	53,091
7,527		Welltower, Inc	486,395
13,181		Weyerhaeuser Co	441,959
550		Whitestone REIT	4,383
2,940		WP Carey, Inc	207,505
2,548		Xenia Hotels & Resorts, Inc	38,730

		TOTAL REAL ESTATE	21,437,757

RETAILING - 7.0%
426	*	1-800-FLOWERS.COM, Inc (Class A)	11,076
667	*	Aaron’s Co, Inc	12,646
1,074		Abercrombie & Fitch Co (Class A)	21,867
1,214		Advance Auto Parts, Inc	191,217
7,543	*	Amazon.com, Inc	24,567,023
2,547	e	American Eagle Outfitters, Inc	51,118
122	*	America’s Car-Mart, Inc	13,400
305	*	Asbury Automotive Group, Inc	44,451
908	*	At Home Group, Inc	14,038
1,001	*	Autonation, Inc	69,860
407	*	AutoZone, Inc	482,474
2,179	e	Bed Bath & Beyond, Inc	38,699
4,166		Best Buy Co, Inc	415,725
744		Big Lots, Inc	31,940
728	*	Booking Holdings, Inc	1,621,453
408	*	Boot Barn Holdings, Inc	17,691
526		Buckle, Inc	15,359
1,177	*	Burlington Stores, Inc	307,844
639		Caleres, Inc	10,000
598		Camping World Holdings, Inc	15,578
2,903	*	CarMax, Inc	274,217
1,125	*,e	CarParts.com, Inc	13,939
977	*	Carvana Co	234,031
368		Cato Corp (Class A)	3,529
288	*,e	Children’s Place, Inc	14,429
243		Citi Trends, Inc	12,072
291	*	Conn’s, Inc	3,402
231	*	Container Store Group, Inc	2,204
775		Core-Mark Holding Co, Inc	22,762
1,574		Designer Brands, Inc	12,041
1,148		Dick’s Sporting Goods, Inc	64,529
236	e	Dillard’s, Inc (Class A)	14,880
4,466		Dollar General Corp	939,200
4,246	*	Dollar Tree, Inc	458,738
144	*,e	Duluth Holdings, Inc	1,521
12,098		eBay, Inc	607,925
2,359	*	Envela Corp	12,267
2,021	*	Etsy, Inc	359,556
2,504		Expedia Group, Inc	331,530
969	*	Five Below, Inc	169,556
1,672	*	Floor & Decor Holdings, Inc	155,245
1,924		Foot Locker, Inc	77,807
185	*,e	Funko, Inc	1,920
622	*,e	GameStop Corp (Class A)	11,718
3,661		Gap, Inc	73,916
313	*	Genesco, Inc	9,418
2,563		Genuine Parts Co	257,402
324		Group 1 Automotive, Inc	42,489
354	*	Groupon, Inc	13,450
632	*,e	GrowGeneration Corp	25,419
1,683	*	GrubHub, Inc	124,996

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

904		Guess?, Inc	$20,448
286		Haverty Furniture Cos, Inc	7,914
323	*	Hibbett Sports, Inc	14,916
19,087		Home Depot, Inc	5,069,889
2,978		Kohl’s Corp	121,175
4,095		L Brands, Inc	152,293
221	*	Lands’ End, Inc	4,767
723	*	Leslie’s, Inc	20,063
325	*	Liquidity Services, Inc	5,171
451		Lithia Motors, Inc (Class A)	131,994
5,503	*	LKQ Corp	193,926
13,538		Lowe’s Companies, Inc	2,172,984
442	*	Lumber Liquidators, Inc	13,587
5,634	e	Macy’s, Inc	63,383
2,067	*,e	Magnite, Inc	63,478
389	*	MarineMax, Inc	13,627
1,815	*,e	Michaels Cos, Inc	23,613
566		Monro Muffler, Inc	30,168
539		Murphy USA, Inc	70,539
1,613	*	National Vision Holdings, Inc	73,053
1,826	e	Nordstrom, Inc	56,989
888	*	ODP Corp	26,018
911	*	Ollie’s Bargain Outlet Holdings, Inc	74,492
1,258	*	O’Reilly Automotive, Inc	569,333
752	*	Overstock.com, Inc	36,073
554		Penske Auto Group, Inc	32,902
306	e	PetMed Express, Inc	9,810
716		Pool Corp	266,710
1,155	*	Quotient Technology, Inc	10,880
7,241		Qurate Retail Group, Inc QVC Group	79,434
1,105	*	RealReal, Inc	21,592
699		Rent-A-Center, Inc	26,765
304	*	RH	136,046
6,113		Ross Stores, Inc	750,738
2,233	*	Sally Beauty Holdings, Inc	29,118
203		Shoe Carnival, Inc	7,954
309		Shutterstock, Inc	22,155
961	e	Signet Jewelers Ltd	26,206
507	*	Sleep Number Corp	41,503
455		Sonic Automotive, Inc (Class A)	17,549
571	*	Sportsman’s Warehouse Holdings, Inc	10,021
279	*	Stamps.com, Inc	54,737
989	*	Stitch Fix Inc	58,074
8,881		Target Corp	1,567,763
2,104		Tiffany & Co	276,571
297		Tilly’s, Inc	2,424
21,283		TJX Companies, Inc	1,453,416
2,095		Tractor Supply Co	294,515
977	*	Ulta Beauty, Inc	280,555
1,237	*	Urban Outfitters, Inc	31,667
401	*,e	Vroom, Inc	16,429
955	*,e	Waitr Holdings Inc	2,655
1,183	*	Wayfair, Inc	267,133
99		Weyco Group, Inc	1,568
1,350		Williams-Sonoma, Inc	137,484
37		Winmark Corp	6,875
314	*	Zumiez, Inc	11,549

		TOTAL RETAILING	47,282,258

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.9%
617	*	Advanced Energy Industries, Inc	59,831
21,258	*	Advanced Micro Devices, Inc	1,949,571
379	*	Allegro MicroSystems, Inc	10,104
302	*	Alpha & Omega Semiconductor Ltd	7,139
507	*	Ambarella, Inc	46,553

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,455		Amkor Technology, Inc	$21,941
6,426		Analog Devices, Inc	949,313
16,352		Applied Materials, Inc	1,411,178
945	*	Atomera, Inc	15,205
510	*	Axcelis Technologies, Inc	14,851
582	*	AXT, Inc	5,570
6,958		Broadcom, Inc	3,046,560
1,252		Brooks Automation, Inc	84,948
333	*	Ceva, Inc	15,152
1,003	*	Cirrus Logic, Inc	82,447
535		CMC Materials, Inc	80,946
598		Cohu, Inc	22,832
1,899	*	Cree, Inc	201,104
273	*	CyberOptics Corp	6,194
836	*	Diodes, Inc	58,938
406	*	DSP Group, Inc	6,736
1,869	*	Enphase Energy, Inc	327,953
2,561		Entegris, Inc	246,112
1,588	*	First Solar, Inc	157,085
1,075	*	Formfactor, Inc	46,247
1,429	*	GSI Technology, Inc	10,575
434	*	Ichor Holdings Ltd	13,083
285	*	Impinj, Inc	11,933
822	*	Inphi Corp	131,906
72,784		Intel Corp	3,626,099
2,725		KLA Corp	705,530
2,570		Lam Research Corp	1,213,734
2,478	*	Lattice Semiconductor Corp	113,542
799	*	MACOM Technology Solutions Holdings, Inc	43,977
11,900		Marvell Technology Group Ltd	565,726
110	*,e	Maxeon Solar Technologies Ltd	3,121
4,859		Maxim Integrated Products, Inc	430,750
927	*	MaxLinear, Inc	35,402
4,382		Microchip Technology, Inc	605,198
19,807	*	Micron Technology, Inc	1,489,090
1,013		MKS Instruments, Inc	152,406
807		Monolithic Power Systems, Inc	295,548
943	*	Nanometrics, Inc	44,840
478	*	NeoPhotonics Corp Ltd	4,345
77		NVE Corp	4,326
10,526		NVIDIA Corp	5,496,677
7,472	*	ON Semiconductor Corp	244,559
409	*	PDF Solutions, Inc	8,834
1,020	*	Photronics, Inc	11,383
990		Power Integrations, Inc	81,041
2,109	*	Qorvo, Inc	350,663
20,151		QUALCOMM, Inc	3,069,803
2,364	*	Rambus, Inc	41,275
1,307	*	Semtech Corp	94,222
797	*	Silicon Laboratories, Inc	101,490
209	*	SiTime Corp	23,393
3,033		Skyworks Solutions, Inc	463,685
170	*	SMART Global Holdings, Inc	6,397
871	*	SolarEdge Technologies, Inc	277,954
886	*,e	SunPower Corp	22,717
548	*	Synaptics, Inc	52,827
3,009		Teradyne, Inc	360,749
16,316		Texas Instruments, Inc	2,677,945
789	*	Ultra Clean Holdings	24,577
754		Universal Display Corp	173,269
729	*	Veeco Instruments, Inc	12,655
4,425		Xilinx, Inc	627,332

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	32,599,088

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 14.8%
1,101	*,e	2U, Inc	$44,051
1,702	*	8x8, Inc	58,668
754	*	A10 Networks, Inc	7,434
11,398		Accenture plc	2,977,272
2,058	*	ACI Worldwide, Inc	79,089
8,581	*	Adobe, Inc	4,291,530
400	*	Agilysys, Inc	15,352
2,865	*	Akamai Technologies, Inc	300,796
790	*	Alarm.com Holdings, Inc	81,725
829		Alliance Data Systems Corp	61,429
677	*	Altair Engineering, Inc	39,388
944	*	Alteryx, Inc	114,970
2,449		Amdocs Ltd	173,708
370		American Software, Inc (Class A)	6,353
2,321	*	Anaplan, Inc	166,764
1,554	*	Ansys, Inc	565,345
306	*	Appfolio, Inc	55,092
528	*,e	Appian Corp	85,584
1,207	*	Aspen Technology, Inc	157,212
2,315	*	Atlassian Corp plc	541,409
3,961	*	Autodesk, Inc	1,209,452
7,567		Automatic Data Processing, Inc	1,333,305
1,377	*	Avalara, Inc	227,054
1,730	*	Avaya Holdings Corp	33,129
527	*	Benefitfocus, Inc	7,631
131	*,e	BigCommerce Holdings, Inc	8,404
1,292	*	Bill.Com Holdings, Inc	176,358
2,568	*	Black Knight, Inc	226,883
919		Blackbaud, Inc	52,898
875	*	Blackline, Inc	116,707
2,513		Booz Allen Hamilton Holding Co	219,083
808	*	Bottomline Technologies, Inc	42,614
2,592	*	Box, Inc	46,786
460	*	Brightcove, Inc	8,464
2,063		Broadridge Financial Solutions, Inc	316,052
451	*	CACI International, Inc (Class A)	112,448
5,009	*	Cadence Design Systems, Inc	683,378
708	*	Cardtronics plc	24,992
222		Cass Information Systems, Inc	8,638
2,269		CDK Global, Inc	117,602
664	*	Cerence Inc	66,719
1,888	*	Ceridian HCM Holding, Inc	201,185
378	*	ChannelAdvisor Corp	6,040
2,198		Citrix Systems, Inc	285,960
3,805	*	Cloudera, Inc	52,928
1,939	*	Cloudflare, Inc	147,345
9,522		Cognizant Technology Solutions Corp (Class A)	780,328
606	*	Commvault Systems, Inc	33,554
805	*	Concentrix Corp	79,453
3,045	*	Conduent, Inc	14,616
985	*	Cornerstone OnDemand, Inc	43,379
1,191	*	Coupa Software, Inc	403,642
2,713	*	Crowdstrike Holdings, Inc	574,668
520		CSG Systems International, Inc	23,436
2,733	*	Datadog, Inc	269,037
360	*	Datto Holding Corp	9,720
348	*,e	Digimarc Corp	16,440
1,755	*	Digital Turbine, Inc	99,263
3,168	*	DocuSign, Inc	704,246
549	*	Domo, Inc	35,010
4,320	*	Dropbox, Inc	95,861
210	*	Duck Creek Technologies, Inc	9,093
4,799		DXC Technology Co	123,574
3,263	*	Dynatrace, Inc	141,190

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

387		Ebix, Inc	$14,694
543	*	eGain Corp	6,413
1,160	*	Elastic NV	169,511
895	*	Endurance International Group Holdings, Inc	8,458
884	*	Envestnet, Inc	72,744
940	*	EPAM Systems, Inc	336,849
898	*	Euronet Worldwide, Inc	130,138
614	*	Everbridge, Inc	91,529
941		EVERTEC, Inc	37,000
774	*	Evo Payments, Inc	20,906
511	*	ExlService Holdings, Inc	43,501
516	*	Fair Isaac Corp	263,697
1,308	*,e	Fastly, Inc	114,280
10,927		Fidelity National Information Services, Inc	1,545,733
3,709	*	FireEye, Inc	85,530
10,126	*	Fiserv, Inc	1,152,946
1,139	*	Five9, Inc	198,642
1,496	*	FleetCor Technologies, Inc	408,154
2,417	*	Fortinet, Inc	358,997
1,574	*	Gartner, Inc	252,139
3,573		Genpact Ltd	147,779
5,286		Global Payments, Inc	1,138,710
644	*	Globant S.A.	140,141
3,013	*	GoDaddy, Inc	249,928
1,073	*	GreenSky, Inc	4,968
620	*,e	GTT Communications, Inc	2,213
1,102	*	GTY Technology Holdings Inc	5,708
1,428	*	Guidewire Software, Inc	183,826
450		Hackett Group, Inc	6,475
759	*	HubSpot, Inc	300,898
139	*	I3 Verticals, Inc	4,615
513	*	Information Services Group, Inc	1,683
156	*,e	Intelligent Systems Corp	6,257
15,740		International Business Machines Corp	1,981,351
339	*	International Money Express Inc	5,261
4,516		Intuit, Inc	1,715,403
914	*	j2 Global, Inc	89,289
1,391		Jack Henry & Associates, Inc	225,328
308	*	Jamf Holding Corp	9,215
211	*	JFrog Ltd	13,257
2,207		KBR, Inc	68,263
2,410		Leidos Holdings, Inc	253,339
2,061	*	Limelight Networks, Inc	8,223
1,122	*	Liveperson, Inc	69,822
1,208	*	LiveRamp Holdings, Inc	88,414
1,102	*	Manhattan Associates, Inc	115,908
473		Mantech International Corp (Class A)	42,069
15,719		Mastercard, Inc (Class A)	5,610,740
1,221		MAXIMUS, Inc	89,365
543		McAfee Corp	9,063
1,450	*	Medallia, Inc	48,169
133,241		Microsoft Corp	29,635,463
147	*	MicroStrategy, Inc (Class A)	57,117
967	*	Mimecast Ltd	54,964
467	*	Mitek Systems, Inc	8,303
704	*	Model N, Inc	25,119
1,066	*	MoneyGram International, Inc	5,826
898	*	MongoDB, Inc	322,418
98	*	nCino, Inc	7,096
885	*	New Relic, Inc	57,879
1,445		NIC, Inc	37,324
10,159		NortonLifelock, Inc	211,104
5,319	*	Nuance Communications, Inc	234,515
3,066	*	Nutanix, Inc	97,713
2,061	*	Okta, Inc	524,030

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

469	*	OneSpan, Inc	$9,699
33,414		Oracle Corp	2,161,552
1,219	*	Pagerduty, Inc	50,832
1,663	*	Palo Alto Networks, Inc	591,014
5,839		Paychex, Inc	544,078
896	*	Paycom Software, Inc	405,216
612	*	Paylocity Holding Corp	126,017
20,897	*	PayPal Holdings, Inc	4,894,077
655	*	Paysign Inc	3,039
804		Pegasystems, Inc	107,141
509	*	Perficient, Inc	24,254
2,607		Perspecta, Inc	62,777
249	*	Ping Identity Holding Corp	7,131
1,674	*	Pluralsight, Inc	35,087
766		Progress Software Corp	34,616
989	*	Proofpoint, Inc	134,909
671	*	PROS Holdings, Inc	34,067
1,840	*	PTC, Inc	220,082
857	*	Q2 Holdings, Inc	108,436
144		QAD, Inc (Class A)	9,098
667	*	Qualys, Inc	81,287
461	*	Rackspace Technology, Inc	8,787
847	*	Rapid7, Inc	76,366
1,516	*	RealPage, Inc	132,256
628	*	Repay Holdings Corp	17,113
1,545	*	Rimini Street, Inc	6,844
1,368	*	RingCentral, Inc	518,431
5,212		Sabre Corp	62,648
1,565	*	SailPoint Technologies Holding, Inc	83,321
15,564	*	salesforce.com, Inc	3,463,457
433		Sapiens International Corp NV	13,254
1,043		Science Applications International Corp	98,710
96	*	SecureWorks Corp	1,365
3,445	*	ServiceNow, Inc	1,896,231
307	*	ShotSpotter, Inc	11,574
6,726	*	Slack Technologies, Inc	284,106
1,969	*	Smartsheet, Inc	136,432
852	*	SolarWinds Corp	12,737
2,866	*	Splunk, Inc	486,905
469	*	Sprout Social, Inc	21,297
599	*	SPS Commerce, Inc	65,045
6,619	*	Square, Inc	1,440,559
3,873		SS&C Technologies Holdings, Inc	281,761
3,557	*	StoneCo Ltd	298,503
211	*	Sumo Logic, Inc	6,030
2,089	*	SVMK, Inc	53,374
1,480		Switch, Inc	24,228
605	*	Sykes Enterprises, Inc	22,790
1,067	*	Synchronoss Technologies, Inc	5,015
2,702	*	Synopsys, Inc	700,466
485	*	TeleNav, Inc	2,279
1,038	*	Tenable Holdings, Inc	54,246
2,058	*	Teradata Corp	46,243
738	*	Trade Desk, Inc	591,138
453		TTEC Holdings, Inc	33,037
143	*,e	Tucows, Inc	10,566
2,450	*	Twilio, Inc	829,325
732	*	Tyler Technologies, Inc	319,533
769	*	Unisys Corp	15,134
482	*,e	Unity Software, Inc	73,973
395	*	Upland Software, Inc	18,127
536	*	Varonis Systems, Inc	87,695
1,154	*	Verint Systems, Inc	77,526
1,861	*	VeriSign, Inc	402,720
422	*	Veritone, Inc	12,006

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,291	*	Verra Mobility Corp	$30,745
1,303	e	VirnetX Holding Corp	6,567
427	*	Virtusa Corp	21,833
29,998		Visa, Inc (Class A)	6,561,463
1,376	*,e	VMware, Inc (Class A)	192,998
7,616		Western Union Co	167,095
739	*	WEX, Inc	150,409
3,061	*	Workday, Inc	733,446
617	*	Workiva, Inc	56,530
1,587		Xperi Holding Corp	33,168
1,753	*	Yext, Inc	27,557
1,979	*	Zendesk, Inc	283,234
803	*	Zix Corp	6,930
3,011	*	Zoom Video Communications, Inc	1,015,671
1,267	*	Zscaler, Inc	253,033
1,498	*	Zuora Inc	20,867

		TOTAL SOFTWARE & SERVICES	100,247,256

TECHNOLOGY HARDWARE & EQUIPMENT - 7.4%
1,699	*,e	3D Systems Corp	17,806
429	*	Acacia Communications, Inc	31,300
806		Adtran, Inc	11,905
720	*	Akoustis Technologies, Inc	8,806
5,073		Amphenol Corp (Class A)	663,396
287,073		Apple, Inc	38,091,716
285	*,e	Applied Optoelectronics, Inc	2,425
1,083	*	Arista Networks, Inc	314,687
1,226	*	Arlo Technologies, Inc	9,551
1,493	*	Arrow Electronics, Inc	145,269
470	*	Avid Technology, Inc	7,459
1,997		Avnet, Inc	70,115
438		Badger Meter, Inc	41,198
144		Bel Fuse, Inc (Class B)	2,164
636		Belden CDT, Inc	26,648
773		Benchmark Electronics, Inc	20,879
528	*	CalAmp Corp	5,238
643	*	Calix, Inc	19,136
1,029	*	Casa Systems, Inc	6,349
2,565		CDW Corp	338,041
2,798	*	Ciena Corp	147,874
75,223		Cisco Systems, Inc	3,366,229
153	*	Clearfield, Inc	3,782
2,887		Cognex Corp	231,783
382	*	Coherent, Inc	57,308
3,172	*	CommScope Holding Co, Inc	42,505
356		Comtech Telecommunications Corp	7,366
13,563		Corning, Inc	488,268
226	*	Corsair Gaming, Inc	8,186
485		CTS Corp	16,650
548		Daktronics, Inc	2,565
4,481	*	Dell Technologies, Inc	328,412
1,043	*	Diebold, Inc	11,118
400	*	Digi International, Inc	7,560
1,151		Dolby Laboratories, Inc (Class A)	111,797
740	*	EchoStar Corp (Class A)	15,681
202	*	ePlus, Inc	17,766
1,698	*	Extreme Networks, Inc	11,699
1,098	*	F5 Networks, Inc	193,182
727	*	Fabrinet	56,408
256	*	FARO Technologies, Inc	18,081
4,513	*	Fitbit, Inc	30,688
2,414		FLIR Systems, Inc	105,806
1,256	*	Harmonic, Inc	9,282
22,442		Hewlett Packard Enterprise Co	265,938
24,516		HP, Inc	602,848

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,598	*	II-VI, Inc	$121,384
400	*	Immersion Corp	4,516
2,966	*	Infinera Corp	31,084
480	*,e	Inseego Corp	7,426
698	*	Insight Enterprises, Inc	53,111
1,417	*,e	Intellicheck, Inc	16,161
539		InterDigital, Inc	32,707
631	*	IPG Photonics Corp	141,211
397	*	Iteris, Inc	2,243
678	*	Itron, Inc	65,020
2,790		Jabil Inc	118,659
6,230		Juniper Networks, Inc	140,237
3,422	*	Keysight Technologies, Inc	452,012
411	*	Kimball Electronics, Inc	6,572
1,352	*	Knowles Corp	24,917
254	*	KVH Industries, Inc	2,883
375		Littelfuse, Inc	95,497
1,378	*	Lumentum Holdings, Inc	130,634
569		Methode Electronics, Inc	21,781
3,074		Motorola Solutions, Inc	522,764
261		MTS Systems Corp	15,180
171	*	Napco Security Technologies, Inc	4,484
2,304		National Instruments Corp	101,238
2,406	*	NCR Corp	90,393
4,038		NetApp, Inc	267,477
505	*	Netgear, Inc	20,518
1,389	*	Netscout Systems, Inc	38,086
829	*	nLight, Inc	27,067
592	*	Novanta, Inc	69,986
280	*	OSI Systems, Inc	26,102
182	*,e	PAR Technology Corp	11,428
196	*	PC Connection, Inc	9,269
526		Plantronics, Inc	14,218
521	*	Plexus Corp	40,747
4,045	*	Pure Storage, Inc	91,457
1,954	*	Research Frontiers, Inc	5,491
704	*	Ribbon Communications, Inc	4,618
323	*	Rogers Corp	50,159
1,157	*	Sanmina Corp	36,897
381	*	Scansource, Inc	10,051
764	*	Super Micro Computer, Inc	24,188
805		Synnex Corp	65,559
4,551	*	Trimble Inc	303,870
1,439	*	TTM Technologies, Inc	19,851
156		Ubiquiti, Inc	43,448
1,003	*	Viasat, Inc	32,748
4,189	*	Viavi Solutions, Inc	62,730
2,099		Vishay Intertechnology, Inc	43,470
161	*	Vishay Precision Group, Inc	5,068
2,105	*	Vontier Corp	70,307
5,297		Western Digital Corp	293,401
271	*,e	Wrap Technologies Inc	1,309
3,647		Xerox Holdings Corp	84,574
953	*	Zebra Technologies Corp (Class A)	366,266

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	50,335,344

TELECOMMUNICATION SERVICES - 1.5%
3,945		Alaska Communications Systems Group, Inc	14,557
184	*	Anterix, Inc	6,918
126,019		AT&T, Inc	3,624,306
251		ATN International, Inc	10,482
342	*	Bandwidth Inc	52,555
1,215	*	Boingo Wireless, Inc	15,455
19,284		CenturyLink, Inc	188,019
727	*	Cincinnati Bell, Inc	11,109

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

772		Cogent Communications Group, Inc	$46,220
1,064	*	Consolidated Communications Holdings, Inc	5,203
987	*,e	Gogo, Inc	9,505
1,354	*	IAC	256,380
1,842	*	Iridium Communications, Inc	72,437
681	*	Liberty Latin America Ltd (Class A)	7,579
2,483	*	Liberty Latin America Ltd (Class C)	27,536
259	*	Ooma, Inc	3,730
1,000	*	ORBCOMM, Inc	7,420
869		Shenandoah Telecom Co	37,584
309		Spok Holdings, Inc	3,439
1,775		Telephone & Data Systems, Inc	32,962
9,862	*	T-Mobile US, Inc	1,329,891
247	*	US Cellular Corp	7,580
73,569		Verizon Communications, Inc	4,322,179
4,303	*	Vonage Holdings Corp	55,401

		TOTAL TELECOMMUNICATION SERVICES	10,148,447

TRANSPORTATION - 2.0%
1,148	*	Air Transport Services Group, Inc	35,978
2,129		Alaska Air Group, Inc	110,708
268		Allegiant Travel Co	50,716
157		Amerco, Inc	71,272
9,092	e	American Airlines Group, Inc	143,381
378		ArcBest Corp	16,129
363	*	Atlas Air Worldwide Holdings, Inc	19,798
1,153	*	Avis Budget Group, Inc	43,007
2,384		CH Robinson Worldwide, Inc	223,786
554		Copa Holdings S.A. (Class A)	42,785
542		Costamare, Inc	4,488
185	*	Covenant Transportation Group, Inc	2,740
13,408		CSX Corp	1,216,776
828	*	Daseke, Inc	4,811
11,365		Delta Air Lines, Inc	456,987
87	*	Eagle Bulk Shipping, Inc	1,653
427	*	Echo Global Logistics, Inc	11,452
3,051		Expeditors International of Washington, Inc	290,181
4,319		FedEx Corp	1,121,299
725		Forward Air Corp	55,709
127		Genco Shipping & Trading Ltd	935
828		Hawaiian Holdings, Inc	14,656
728		Heartland Express, Inc	13,177
505	*	Hub Group, Inc (Class A)	28,785
1,477		JB Hunt Transport Services, Inc	201,832
5,315	*	JetBlue Airways Corp	77,280
1,750		Kansas City Southern	357,227
1,157	*	Kirby Corp	59,967
2,188		Knight-Swift Transportation Holdings, Inc	91,502
719		Landstar System, Inc	96,820
4,260	*	Lyft, Inc (Class A)	209,294
1,216		Macquarie Infrastructure Co LLC	45,661
796		Marten Transport Ltd	13,715
668		Matson, Inc	38,056
1,581	*	Mesa Air Group, Inc	10,577
4,564		Norfolk Southern Corp	1,084,452
1,737		Old Dominion Freight Line	339,028
34	*	PAM Transportation Services, Inc	1,666
580	*	Radiant Logistics, Inc	3,364
883		Ryder System, Inc	54,534
715	*	Safe Bulkers, Inc	929
499	*	Saia, Inc	90,219
932		Schneider National, Inc	19,292
93	e	Scorpio Bulkers, Inc	1,574
308	*	SEACOR Holdings, Inc	12,767
802		Skywest, Inc	32,329

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

10,524		Southwest Airlines Co	$490,524
1,539	*	Spirit Airlines, Inc	37,628
24,552	*	Uber Technologies, Inc	1,252,152
12,071		Union Pacific Corp	2,513,424
5,147	*	United Airlines Holdings Inc	222,608
12,620		United Parcel Service, Inc (Class B)	2,125,208
122		Universal Logistics Holdings Inc	2,512
315	*	US Xpress Enterprises, Inc	2,155
1,147		Werner Enterprises, Inc	44,985
1,622	*	XPO Logistics, Inc	193,342

		TOTAL TRANSPORTATION	13,707,832

UTILITIES - 2.6%
11,476		AES Corp	269,686
1,097		Allete, Inc	67,948
4,427		Alliant Energy Corp	228,123
4,249		Ameren Corp	331,677
8,890		American Electric Power Co, Inc	740,270
745		American States Water Co	59,235
3,315		American Water Works Co, Inc	508,753
111		Artesian Resources Corp	4,116
1,866	*	Atlantic Power Corp	3,919
2,048		Atmos Energy Corp	195,441
788		Avangrid, Inc	35,815
1,326		Avista Corp	53,226
1,043		Black Hills Corp	64,092
499	e	Brookfield Infrastructure Corp	36,078
1,785		Brookfield Renewable Corp	104,012
324	*	Cadiz, Inc	3,451
1,034		California Water Service Group	55,867
8,716		Centerpoint Energy, Inc	188,614
358		Chesapeake Utilities Corp	38,739
545		Clearway Energy, Inc (Class A)	16,105
1,281		Clearway Energy, Inc (Class C)	40,902
4,975		CMS Energy Corp	303,525
5,982		Consolidated Edison, Inc	432,319
420		Consolidated Water Co, Inc	5,061
14,491		Dominion Energy, Inc	1,089,723
3,346		DTE Energy Co	406,238
12,947		Duke Energy Corp	1,185,427
6,251		Edison International	392,688
3,547		Entergy Corp	354,132
3,872		Essential Utilities Inc	183,107
4,232		Evergy, Inc	234,918
6,115		Eversource Energy	529,009
17,243		Exelon Corp	727,999
9,412		FirstEnergy Corp	288,101
1,409		Genie Energy Ltd	10,159
133		Global Water Resources, Inc	1,917
2,117		Hawaiian Electric Industries, Inc	74,921
960		Idacorp, Inc	92,189
3,858		MDU Resources Group, Inc	101,620
640		MGE Energy, Inc	44,819
240		Middlesex Water Co	17,393
1,540		National Fuel Gas Co	63,340
1,561		New Jersey Resources Corp	55,494
35,016		NextEra Energy, Inc	2,701,484
6,737		NiSource, Inc	154,547
666		Northwest Natural Holding Co	30,629
812		NorthWestern Corp	47,348
4,180		NRG Energy, Inc	156,959
3,276		OGE Energy Corp	104,373
919		ONE Gas, Inc	70,552
751		Ormat Technologies, Inc	67,800
743		Otter Tail Corp	31,659

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY			VALUE

23,152	*	PG&E Corp			$288,474
1,897		Pinnacle West Capital Corp			151,665
1,605		PNM Resources, Inc			77,891
1,712		Portland General Electric Co			73,222
13,284		PPL Corp			374,609
8,810		Public Service Enterprise Group, Inc			513,623
250	*	Pure Cycle Corp			2,807
105		RGC Resources, Inc			2,497
5,061		Sempra Energy			644,822
505		SJW Corp			35,027
1,730		South Jersey Industries, Inc			37,281
18,748		Southern Co			1,151,690
1,057		Southwest Gas Holdings Inc			64,213
162		Spark Energy, Inc			1,550
581		Spire, Inc			37,207
576	*	Sunnova Energy International, Inc			25,995
3,726		UGI Corp			130,261
537		Unitil Corp			23,773
8,582		Vistra Energy Corp			168,722
5,574		WEC Energy Group, Inc			512,975
9,360		Xcel Energy, Inc			624,031
203		York Water Co			9,460

		TOTAL UTILITIES			17,957,314

		TOTAL COMMON STOCKS			675,704,820

		(Cost $256,093,920)

RIGHTS / WARRANTS - 0.0%

HEALTH CARE EQUIPMENT & SERVICES - 0.0%
5	e	Pulse Biosciences, Inc			0

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			0

MEDIA & ENTERTAINMENT - 0.0%
1,666	†	Media General, Inc			0

		TOTAL MEDIA & ENTERTAINMENT			0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
854	†	Chinook Therapeutics, Inc			0
626	†	Elanco Animal Health, Inc CVR			35
145	†	Tobira Therapeutics, Inc			9

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			44

		TOTAL RIGHTS / WARRANTS			44

		(Cost $24)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.7%

GOVERNMENT AGENCY DEBT - 0.3%
$ 2,000,000		Federal Home Loan Bank (FHLB)	0.080%	01/27/21	1,999,911

		TOTAL GOVERNMENT AGENCY DEBT			1,999,911

REPURCHASE AGREEMENT - 0.1%
880,000	r	Fixed Income Clearing Corp (FICC)	0.050	01/04/21	880,000

		TOTAL REPURCHASE AGREEMENT			880,000

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	RATE	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.3%
2,293,283	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.080%	$2,293,283

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		2,293,283

		TOTAL SHORT-TERM INVESTMENTS		5,173,194

		(Cost $5,173,168)
		TOTAL INVESTMENTS - 100.3% (Cost $261,267,112)		680,878,058
		OTHER ASSETS & LIABILITIES, NET - (0.3)%		(2,145,981)

		NET ASSETS - 100.0%		$678,732,077

Abbreviation(s):

CVR	Contingent Value Right
REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $3,436,389.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/20, the aggregate value of these securities is $43,832 or 0.0% of net assets.

r	Agreement with Fixed Income Clearing Corp, 0.050% dated 12/31/20 to be repurchased at $880,000 on 1/4/21, collateralized by U.S. Treasury Notes valued at $897,704.

Futures contracts outstanding as of December 31, 2020 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	13	03/19/21	$2,405,476	$2,436,720	$31,244

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUSTRALIA - 7.7%
52,221		BHP Billiton Ltd	$1,706,297
29,522		Commonwealth Bank of Australia	1,876,477
5,876		CSL Ltd	1,283,862
72,126		Fortescue Metals Group Ltd	1,302,769
101,424	*	NEXTDC Ltd	957,076
30,587		Rio Tinto plc	2,302,378

		TOTAL AUSTRALIA	9,428,859

BRAZIL - 1.1%
112,400		Banco Bradesco S.A. (Preference)	591,181
23,400		Cia Brasileira de Distribuicao	338,332
76,000		Lojas Americanas S.A. (Preference)	384,696

		TOTAL BRAZIL	1,314,209

CHINA - 2.5%
13,349	*	GDS Holdings Ltd (ADR)	1,250,000
9,960		Tencent Holdings Ltd	716,660
84,000	*,g	Wuxi Biologics Cayman, Inc	1,113,952

		TOTAL CHINA	3,080,612

DENMARK - 3.6%
13,471		DSV AS	2,263,960
10,449	g	Orsted AS	2,137,919

		TOTAL DENMARK	4,401,879

FINLAND - 0.9%
14,282		Neste Oil Oyj	1,036,927

		TOTAL FINLAND	1,036,927

FRANCE - 14.8%
26,532		Airbus SE	2,911,731
38,991		BNP Paribas S.A.	2,058,420
36,086		Compagnie de Saint-Gobain	1,659,681
108,932		Credit Agricole S.A.	1,377,110
7,651		Dassault Systemes S.A.	1,551,772
11,516		Essilor International S.A.	1,794,589
2,430		Kering	1,763,532
18,831		Schneider Electric S.A.	2,721,596
23,107		Valeo S.A.	911,438
13,854		Vinci S.A.	1,379,988

		TOTAL FRANCE	18,129,857

GERMANY - 12.2%
4,547	*	Adidas-Salomon AG.	1,654,220
5,992		BASF SE	473,624
13,672		Bayerische Motoren Werke AG.	1,206,644
17,525		HeidelbergCement AG.	1,304,832
95,045		Infineon Technologies AG.	3,629,636
18,144		Lanxess AG.	1,379,863
34,736		RWE AG.	1,469,584
23,503		Siemens AG.	3,385,523
11,751	*	Siemens Energy AG.	430,668

		TOTAL GERMANY	14,934,594

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

HONG KONG - 1.8%
40,999		Hong Kong Exchanges and Clearing Ltd	$2,248,865

		TOTAL HONG KONG	2,248,865

IRELAND - 1.5%
44,310		CRH plc	1,884,352

		TOTAL IRELAND	1,884,352

ITALY - 3.1%
138,230		Enel S.p.A.	1,406,453
27,171		Moncler S.p.A	1,670,489
77,713		UniCredit S.p.A.	728,124

		TOTAL ITALY	3,805,066

JAPAN - 20.4%
83,100		Daiichi Sankyo Co Ltd	2,847,852
8,184		Daikin Industries Ltd	1,820,670
56,851	*	Hitachi Ltd	2,243,869
19,600		Kao Corp	1,514,221
5,774		Nintendo Co Ltd	3,706,568
60,200		ORIX Corp	926,124
49,300		Recruit Holdings Co Ltd	2,070,745
25,200	*	SBI Holdings, Inc	599,487
45,792		Sony Corp	4,614,368
40,200		Sumitomo Mitsui Financial Group, Inc	1,246,126
13,800		Tokio Marine Holdings, Inc	710,997
33,983		Toyota Motor Corp	2,622,470

		TOTAL JAPAN	24,923,497

KOREA, REPUBLIC OF - 1.0%
1,670	*	LG Chem Ltd	1,269,895

		TOTAL KOREA, REPUBLIC OF	1,269,895

NETHERLANDS - 4.4%
6,764		ASML Holding NV	3,274,973
224,891		ING Groep NV	2,091,000

		TOTAL NETHERLANDS	5,365,973

RUSSIA - 1.6%
30,708		Sberbank of Russia (ADR)	445,266
17,311		TCS Group Holding plc (ADR)	569,532
12,936	*	Yandex NV	900,087

		TOTAL RUSSIA	1,914,885

SPAIN - 0.7%
61,898		Iberdrola S.A.	889,492

		TOTAL SPAIN	889,492

SWITZERLAND - 7.5%
130,070		Credit Suisse Group	1,679,317
3,054		Lonza Group AG.	1,967,285
21,515		Nestle S.A.	2,543,315
8,105		Roche Holding AG.	2,822,959
614	*	Zur Rose Group AG.	197,017

		TOTAL SWITZERLAND	9,209,893

TAIWAN - 1.3%
14,011		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,527,759

		TOTAL TAIWAN	1,527,759

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

UNITED KINGDOM - 12.2%
28,903		Ashtead Group plc	$1,361,360
24,040		AstraZeneca plc	2,397,107
991,789		Barclays plc	1,989,621
39,977		British American Tobacco plc	1,484,621
152,202		HSBC Holdings plc	786,160
7,508		Linde plc (Xetra)	1,979,683
498,015		Lloyds TSB Group plc	248,289
15,960		Reckitt Benckiser Group plc	1,424,498
558,609		Tesco plc	1,762,840
136,469	*	THG Holdings Ltd	1,455,647

		TOTAL UNITED KINGDOM	14,889,826

UNITED STATES - 1.6%
18,565		Las Vegas Sands Corp	1,106,474
8,029		Wynn Resorts Ltd	905,912

		TOTAL UNITED STATES	2,012,386

		TOTAL COMMON STOCKS	122,268,826

		(Cost $99,135,374)
		TOTAL INVESTMENTS - 99.9%	122,268,826
		(Cost $99,135,374)
		OTHER ASSETS & LIABILITIES, NET - 0.1%	177,155

		NET ASSETS - 100.0%	$122,445,981

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/20, the aggregate value of these securities is $3,251,871 or 2.7% of net assets.

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR (unaudited)

December 31, 2020

SECTOR	VALUE	% OF NET ASSETS

FINANCIALS	$20,172,096	16.6%
CONSUMER DISCRETIONARY	20,090,480	16.4
INDUSTRIALS	20,005,922	16.3
INFORMATION TECHNOLOGY	14,435,085	11.8
MATERIALS	13,603,693	11.1
HEALTH CARE	12,433,016	10.2
CONSUMER STAPLES	9,264,844	7.6
UTILITIES	5,903,448	4.8
COMMUNICATION SERVICES	5,323,315	4.3
ENERGY	1,036,927	0.8
OTHER ASSETS & LIABILITIES, NET	177,155	0.1

NET ASSETS	$122,445,981	100.0%

TIAA-CREF LIFEFUNDS - Core Bond Fund

TIAA-CREF LIFE FUNDS

CORE BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 1.4%

CAPITAL GOODS - 0.1%
$ 35,338	i	Sensata Technologies, Inc	LIBOR 1 M + 1.750%	1.902%	09/18/26	$35,288
97,508	i	TransDigm, Inc	LIBOR 1 M + 2.250%	2.397	08/22/24	95,486

		TOTAL CAPITAL GOODS				130,774

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
38,067	i	GFL Environmental, Inc	LIBOR 3 M + 3.000%	4.500	05/31/25	38,073
98,099	i	Spin Holdco, Inc	LIBOR 3 M + 3.250%	4.250	11/14/22	97,456
93,030	i	Trans Union LLC	LIBOR 1 M + 1.750%	1.896	11/16/26	92,584

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES				228,113

CONSUMER SERVICES - 0.0%
45,217	i	KUEHG Corp	LIBOR 3 M + 3.750%	4.750	02/21/25	42,753
48,869	i	Scientific Games International, Inc	LIBOR 1 M + 2.750%	2.897	08/14/24	47,659

		TOTAL CONSUMER SERVICES				90,412

DIVERSIFIED FINANCIALS - 0.0%
34,471	i	Lions Gate Capital Holdings LLC	LIBOR 1 M + 2.250%	2.397	03/24/25	33,911

		TOTAL DIVERSIFIED FINANCIALS				33,911

ENERGY - 0.1%
74,438	i	Buckeye Partners LP	LIBOR 1 M + 2.750%	2.897	11/02/26	74,286
49,493	i	Delek US Holdings, Inc	LIBOR 1 M + 2.250%	2.397	03/31/25	47,460

		TOTAL ENERGY				121,746

FOOD, BEVERAGE & TOBACCO - 0.1%
149,250	i	Froneri US, Inc	LIBOR 1 M + 2.250%	2.397	01/29/27	147,608
127,669	i	Hostess Brands LLC	LIBOR 1 + 3 M + 2.250%	3.000	08/01/25	126,871

		TOTAL FOOD, BEVERAGE & TOBACCO				274,479

HEALTH CARE EQUIPMENT & SERVICES - 0.2%
75,000	i	ADMI Corp	LIBOR 1M + 4.000%	4.750	12/23/27	74,981
74,625	i	Da Vinci Purchaser Corp	LIBOR 3 M + 4.000%	5.000	01/08/27	74,750
97,632	i	Envision Healthcare Corp	LIBOR 1 M + 3.750%	3.897	10/10/25	81,145
100,000	i	Global Medical Response, Inc	LIBOR 6M + 4.750%	5.750	10/02/25	99,167
29,239	i	Greatbatch Ltd	LIBOR 1 M + 2.500%	3.500	10/27/22	29,178
74,250	i	Grifols Worldwide Operations USA, Inc	LIBOR 1 M + 2.000%	2.102	11/15/27	73,554
8,686	i	NMN Holdings III Corp	LIBOR 2 M + 3.500%	3.679	11/13/25	8,512
40,488	i	NMN Holdings III Corp	LIBOR 2 M + 3.500%	3.679	11/13/25	39,678

		TOTAL HEALTH CARE EQUIPMENT & SERVICES				480,965

HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
18,958	i	Energizer Holdings, Inc	LIBOR 3M + 2.250%	2.750	12/16/27	18,923
16,042	i	Energizer Holdings, Inc	LIBOR 1 M + 2.250%	2.750	12/16/27	16,012

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS				34,935

INSURANCE - 0.1%
97,761	i	Acrisure LLC	LIBOR 1 M + 3.500%	3.647	02/15/27	95,704
99,250	i	NFP Corp	LIBOR 1 M + 3.250%	3.397	02/15/27	97,035

		TOTAL INSURANCE				192,739

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

MATERIALS - 0.2%
$ 50,000	i	Atotech Alpha 3 BV	LIBOR 3 M + 3.000%	4.000%	01/31/24	$49,782
51,756	i	Berry Global, Inc	LIBOR 1 M + 2.000%	2.149	10/01/22	51,669
49,366	i	Chemours Co	LIBOR 1 M + 1.750%	1.900	04/03/25	48,327
98,500	i	Messer Industries USA, Inc	LIBOR 3 M + 2.500%	2.754	03/01/26	97,651
95,715	i	Starfruit US Holdco LLC	LIBOR 1 M + 3.000%	3.153	10/01/25	94,598

		TOTAL MATERIALS				342,027

MEDIA & ENTERTAINMENT - 0.1%
36,545	i	Cirque Du Soleil Holding USA Newco, Inc	LIBOR 1 M + 6.000%	7.000	11/24/25	34,809
32,222	i	Cirque Du Soleil Holding USA Newco, Inc	LIBOR 1 M + 1.000%	2.000	11/24/27	26,583
25,000	i	CNT Holdings I Corp	LIBOR 3 M + 3.750%	4.500	11/08/27	24,957
48,487	i	Nielsen Finance LLC	LIBOR 1 M + 2.000%	2.146	10/04/23	48,291
14,925	i	Nielsen Finance LLC	LIBOR 1 M + 3.750%	4.750	06/06/25	14,997
50,000	i	Virgin Media Bristol LLC	LIBOR 1 M + 2.500%	2.659	01/31/28	49,491
44,000	i	Woof Holdings, Inc	LIBOR 1 M + 3.750%	4.500	12/21/27	43,908

		TOTAL MEDIA & ENTERTAINMENT				243,036

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.1%
73,157	i	Bausch Health Americas, Inc	LIBOR 1 M + 3.000%	3.148	06/02/25	72,838
64,286	i	Bausch Health Americas, Inc	LIBOR 1 M + 2.750%	2.898	11/27/25	63,620
98,974	i	Endo Luxembourg Finance I Co Sarl	LIBOR 3 M + 4.250%	5.000	04/29/24	97,242

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				233,700

REAL ESTATE - 0.1%
98,009	i	Cushman & Wakefield plc	LIBOR 1 M + 2.750%	2.897	08/21/25	96,098

		TOTAL REAL ESTATE				96,098

RETAILING - 0.0%
24,780	i	Camelot Finance S.A.	LIBOR 1 M + 3.000%	3.147	10/30/26	24,645

		TOTAL RETAILING				24,645

SOFTWARE & SERVICES - 0.1%
74,438	i	Dun & Bradstreet Corp	LIBOR 1 M + 3.750%	3.898	02/06/26	74,406
87,830	i	NeuStar, Inc	LIBOR 3 M + 3.500%	4.500	08/08/24	84,922
74,244	i	Rocket Software, Inc	LIBOR 1 M + 4.250%	4.397	11/28/25	73,512

		TOTAL SOFTWARE & SERVICES				232,840

TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
93,564	i	Dell International LLC	LIBOR 1 M + 2.000%	2.750	09/19/25	93,575
89,946	i	Plantronics, Inc	LIBOR 1 M + 2.500%	2.646	07/02/25	87,838

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT				181,413

TRANSPORTATION - 0.0%
47,990	i	American Airlines, Inc	LIBOR 1 M + 2.000%	2.159	12/14/23	43,006
9,950	i	Delta Air Lines, Inc	LIBOR 3 M + 4.750%	5.750	05/01/23	10,090
25,000	i	Mileage Plus Holdings LLC	LIBOR 3 M + 5.250%	6.250	06/18/27	25,985

		TOTAL TRANSPORTATION				79,081

UTILITIES - 0.0%
33,026	i	ProQuest LLC	LIBOR 1 M + 3.500%	3.646	10/23/26	32,944

		TOTAL UTILITIES				32,944

		TOTAL BANK LOAN OBLIGATIONS				3,053,858

		(Cost $3,086,891)

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE		VALUE

BONDS - 94.3%

CORPORATE BONDS - 42.2%

AUTOMOBILES & COMPONENTS - 0.3%
$ 13,000	g	Adient US LLC	9.000%	04/15/25		$14,495
79,000	g	Allison Transmission, Inc	3.750	01/30/31		80,827
100,000	g	Dana Financing Luxembourg SARL	6.500	06/01/26		104,625
5,000		Dana, Inc	5.375	11/15/27		5,300
50,000		Ford Motor Co	8.500	04/21/23		56,379
100,000	g	Gates Global LLC	6.250	01/15/26		105,000
150,000		General Motors Co	6.125	10/01/25		181,909
125,000		General Motors Co	5.200	04/01/45		151,585

		TOTAL AUTOMOBILES & COMPONENTS				700,120

BANKS - 8.9%
200,000	g	Australia & New Zealand Banking Group Ltd	2.950	07/22/30		210,976
200,000	g	Banco del Estado de Chile	2.704	01/09/25		211,252
200,000	g	Banco Internacional del Peru SAA Interbank	3.375	01/18/23		207,750
200,000	g	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand	5.375	04/17/25		229,772
200,000		Banco Santander S.A.	3.800	02/23/28		226,426
200,000		Bancolombia S.A.	3.000	01/29/25		208,002
200,000	g	Bank Leumi Le-Israel BM	3.275	01/29/31		207,250
200,000		Bank of America Corp	3.875	08/01/25		228,084
600,000		Bank of America Corp	2.456	10/22/25		639,505
500,000		Bank of America Corp	1.197	10/24/26		506,543
200,000		Bank of America Corp	3.248	10/21/27		223,761
475,000		Bank of America Corp	3.824	01/20/28		545,382
1,175,000		Bank of America Corp	2.496	02/13/31		1,247,251
275,000		Bank of America Corp	2.592	04/29/31		294,688
500,000		Bank of America Corp	1.922	10/24/31		506,310
100,000		Bank of America Corp	6.100	N/A	‡	113,305
100,000		Bank of Montreal	3.803	12/15/32		113,303
200,000		Barclays plc	4.338	05/16/24		216,449
150,000	g	BNP Paribas S.A.	2.819	11/19/25		160,256
100,000	g	BNP Paribas S.A.	2.219	06/09/26		104,642
300,000	g	BNP Paribas S.A.	1.904	09/30/28		306,212
200,000	g	BNP Paribas S.A.	3.052	01/13/31		218,130
75,000	g	BPCE S.A.	4.625	07/11/24		83,829
125,000		Citigroup, Inc	3.875	03/26/25		139,512
500,000		Citigroup, Inc	3.200	10/21/26		558,631
175,000		Citigroup, Inc	4.300	11/20/26		204,041
195,000		Citigroup, Inc	4.450	09/29/27		229,906
775,000		Citigroup, Inc	2.666	01/29/31		830,971
150,000		Citigroup, Inc	4.412	03/31/31		181,764
140,000		Citigroup, Inc	2.572	06/03/31		149,137
200,000		Citigroup, Inc	5.000	N/A	‡	207,875
250,000		Cooperatieve Rabobank UA	3.750	07/21/26		282,471
200,000	g	Credicorp Ltd	2.750	06/17/25		208,000
150,000	g	Credit Agricole S.A.	3.250	10/04/24		162,690
250,000	g	Credit Agricole S.A.	1.907	06/16/26		259,248
150,000		Discover Bank	2.450	09/12/24		158,612
150,000		Discover Bank	3.450	07/27/26		167,719
250,000		Discover Bank	2.700	02/06/30		265,017
510,000		HSBC Holdings plc	4.292	09/12/26		581,116
50,000		HSBC Holdings plc	4.375	11/23/26		57,680
200,000		HSBC Holdings plc	4.041	03/13/28		228,309
50,000		HSBC Holdings plc	2.013	09/22/28		51,164
200,000		HSBC Holdings plc	4.950	03/31/30		250,226

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE		VALUE

$ 200,000		HSBC Holdings plc		2.357%	08/18/31		$206,446
250,000		Huntington National Bank		2.500	08/07/22		258,148
200,000	g	ING Groep NV		4.625	01/06/26		235,176
150,000		JPMorgan Chase & Co		2.700	05/18/23		157,693
225,000		JPMorgan Chase & Co		2.301	10/15/25		238,802
250,000		JPMorgan Chase & Co		3.200	06/15/26		279,841
500,000		JPMorgan Chase & Co		3.702	05/06/30		579,734
600,000		JPMorgan Chase & Co		2.739	10/15/30		652,918
300,000		JPMorgan Chase & Co		2.522	04/22/31		322,280
350,000		JPMorgan Chase & Co		2.956	05/13/31		383,682
25,000		JPMorgan Chase & Co		1.764	11/19/31		25,240
100,000		JPMorgan Chase & Co		5.000	N/A	‡	105,203
200,000	g	Kookmin Bank		2.500	11/04/30		203,755
125,000		MUFG Americas Holdings Corp		3.500	06/18/22		130,664
200,000		Natwest Group plc		3.032	11/28/35		206,842
200,000	g	Oversea-Chinese Banking Corp Ltd		1.832	09/10/30		203,077
100,000		PNC Bank NA		2.700	10/22/29		109,281
200,000		Royal Bank of Canada		2.550	07/16/24		213,835
200,000		Royal Bank of Scotland Group plc		3.073	05/22/28		216,986
200,000		Santander Holdings USA, Inc		3.400	01/18/23		210,066
200,000		Sumitomo Mitsui Financial Group, Inc		2.696	07/16/24		213,495
100,000		Toronto-Dominion Bank		3.625	09/15/31		113,303
100,000		Truist Bank		2.750	05/01/23		105,307
125,000		Truist Bank		2.150	12/06/24		132,455
200,000		Truist Financial Corp		4.950	N/A	‡	220,002
200,000	g,i	United Overseas Bank Ltd	LIBOR 3 M + 0.480%	0.689	04/23/21		200,197
150,000		Wells Fargo & Co		3.750	01/24/24		163,731
100,000		Wells Fargo & Co		3.550	09/29/25		112,310
100,000		Wells Fargo & Co		3.000	10/23/26		110,820
425,000		Wells Fargo & Co		2.393	06/02/28		452,277
200,000		Wells Fargo & Co		2.879	10/30/30		218,084
125,000		Westpac Banking Corp		4.110	07/24/34		142,939

		TOTAL BANKS					19,307,756

CAPITAL GOODS - 1.2%
200,000	g	BAE Systems plc		1.900	02/15/31		202,070
10,000	g	Beacon Roofing Supply, Inc		4.500	11/15/26		10,475
200,000		Boeing Co		2.950	02/01/30		206,886
25,000		Boeing Co		3.250	02/01/35		25,619
200,000	g	Embraer Netherlands Finance BV		6.950	01/17/28		226,000
62,000	g	H&E Equipment Services, Inc		3.875	12/15/28		62,467
13,000		Howmet Aerospace, Inc		6.875	05/01/25		15,340
125,000		Ingersoll-Rand Luxembourg Finance S.A.		3.800	03/21/29		146,252
100,000		L3Harris Technologies, Inc		3.850	06/15/23		108,008
100,000		L3Harris Technologies, Inc		2.900	12/15/29		110,432
100,000		Lockheed Martin Corp		1.850	06/15/30		104,855
200,000	g	Molex Electronic Technologies LLC		3.900	04/15/25		206,896
175,000		Northrop Grumman Corp		3.250	01/15/28		197,809
300,000		Parker-Hannifin Corp		3.250	06/14/29		340,282
100,000		Raytheon Technologies Corp		2.250	07/01/30		106,160
125,000		Roper Technologies, Inc		3.800	12/15/26		144,367
50,000		Roper Technologies, Inc		2.000	06/30/30		51,077
200,000	g	TSMC Global Ltd		1.000	09/28/27		197,986
175,000		United Technologies Corp		4.125	11/16/28		208,536
20,000	g	WESCO Distribution, Inc		7.125	06/15/25		21,997
15,000	g	WESCO Distribution, Inc		7.250	06/15/28		17,059

		TOTAL CAPITAL GOODS					2,710,573

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
$ 15,000	g	ASGN, Inc	4.625%	05/15/28	$15,600
10,000	g	GFL Environmental, Inc	4.250	06/01/25	10,375
65,000	g	GFL Environmental, Inc	5.125	12/15/26	69,144
31,000	g	GFL Environmental, Inc	3.500	09/01/28	31,626
100,000		IHS Markit Ltd	4.125	08/01/23	108,730
100,000		IHS Markit Ltd	4.250	05/01/29	121,486
50,000	g	Prime Security Services Borrower LLC	5.750	04/15/26	54,750
26,000	g	Prime Security Services Borrower LLC	3.375	08/31/27	25,805
20,000	g	Prime Security Services Borrower LLC	6.250	01/15/28	21,472
23,000	g	Stericycle, Inc	3.875	01/15/29	23,632
100,000		Verisk Analytics, Inc	3.625	05/15/50	116,337
100,000		Waste Management, Inc	2.500	11/15/50	100,832

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			699,789

CONSUMER DURABLES & APPAREL - 0.0%
8,000		Newell Brands, Inc	4.875	06/01/25	8,802

		TOTAL CONSUMER DURABLES & APPAREL			8,802

CONSUMER SERVICES - 0.4%
500,000		Anheuser-Busch Cos LLC	3.650	02/01/26	564,873
37,000	g	Cedar Fair LP	5.500	05/01/25	38,573
200,000	g	ENA Master Trust	4.000	05/19/48	215,500
6,000	g	Hilton Domestic Operating Co, Inc	5.375	05/01/25	6,375
6,000	g	Hilton Domestic Operating Co, Inc	5.750	05/01/28	6,525
60,000	g	International Game Technology plc	6.250	01/15/27	68,709
2,000	g	Yum! Brands, Inc	7.750	04/01/25	2,215

		TOTAL CONSUMER SERVICES			902,770

DIVERSIFIED FINANCIALS - 3.8%
150,000		AerCap Ireland Capital DAC	3.650	07/21/27	163,409
100,000		Ameriprise Financial, Inc	3.000	03/22/22	103,264
200,000	g	BBVA Bancomer S.A.	1.875	09/18/25	202,000
25,000		Berkshire Hathaway, Inc	3.125	03/15/26	27,926
360,000		Capital One Bank USA NA	3.375	02/15/23	380,591
200,000	g	Credit Suisse Group AG.	2.997	12/14/23	209,109
200,000	g	Credit Suisse Group AG.	4.194	04/01/31	235,123
200,000		Credit Suisse Group Funding Guernsey Ltd	3.800	06/09/23	215,385
150,000		Credit Suisse Group Funding Guernsey Ltd	3.750	03/26/25	166,500
150,000		Ford Motor Credit Co LLC	3.096	05/04/23	151,546
200,000		GE Capital International Funding Co	3.373	11/15/25	222,549
425,000		GE Capital International Funding Co	4.418	11/15/35	506,788
900,000		General Motors Financial Co, Inc	3.450	01/14/22	924,061
350,000		General Motors Financial Co, Inc	2.750	06/20/25	374,182
100,000		General Motors Financial Co, Inc	5.650	01/17/29	124,154
150,000		General Motors Financial Co, Inc	3.600	06/21/30	167,354
300,000		Goldman Sachs Group, Inc	3.500	01/23/25	331,040
325,000		Goldman Sachs Group, Inc	3.691	06/05/28	374,627
150,000		Goldman Sachs Group, Inc	2.600	02/07/30	161,334
100,000		Goldman Sachs Group, Inc	4.017	10/31/38	121,883
125,000		Goldman Sachs Group, Inc	4.800	07/08/44	172,662
50,000		Icahn Enterprises LP	5.250	05/15/27	53,600
200,000	g	Indian Railway Finance Corp Ltd	3.249	02/13/30	212,727
100,000		International Lease Finance Corp	5.875	08/15/22	108,047
150,000		Morgan Stanley	2.720	07/22/25	160,410
300,000		Morgan Stanley	2.188	04/28/26	316,810
700,000		Morgan Stanley	3.125	07/27/26	783,868
150,000		Morgan Stanley	2.699	01/22/31	162,748
200,000	g	Power Finance Corp Ltd	3.950	04/23/30	213,391

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 50,000		SLM Corp	5.500%	01/25/23	$52,250
15,000		Springleaf Finance Corp	5.375	11/15/29	16,875
200,000	g	Swiss Re Finance Luxembourg SA	5.000	04/02/49	232,700
75,000		Synchrony Financial	4.375	03/19/24	82,570
75,000		Synchrony Financial	4.250	08/15/24	82,856
200,000	g	UBS Group AG	2.859	08/15/23	207,328
250,000	g,i	Ursa Re II Ltd	3.808	12/07/23	250,850

		TOTAL DIVERSIFIED FINANCIALS			8,272,517

ENERGY - 3.7%
19,000	g	Archrock Partners LP	6.250	04/01/28	19,778
150,000		Chevron Corp	1.554	05/11/25	155,795
100,000		Chevron Corp	2.236	05/11/30	106,957
300,000		Concho Resources, Inc	2.400	02/15/31	313,803
150,000		Diamondback Energy, Inc	2.875	12/01/24	157,645
50,000		Ecopetrol S.A.	5.875	09/18/23	55,826
45,000		Ecopetrol S.A.	6.875	04/29/30	58,095
150,000		Enbridge, Inc	3.125	11/15/29	164,847
100,000		Energy Transfer Operating LP	2.900	05/15/25	105,776
50,000		Energy Transfer Operating LP	4.750	01/15/26	56,561
100,000		Energy Transfer Operating LP	5.500	06/01/27	117,804
150,000		Energy Transfer Operating LP	4.950	06/15/28	172,822
150,000		Energy Transfer Operating LP	3.750	05/15/30	161,715
100,000		Energy Transfer Operating LP	6.250	04/15/49	120,786
175,000		Energy Transfer Operating LP	5.000	05/15/50	189,216
100,000		Enterprise Products Operating LLC	3.700	02/15/26	113,246
100,000		Enterprise Products Operating LLC	3.125	07/31/29	110,795
100,000		Enterprise Products Operating LLC	4.250	02/15/48	117,057
100,000		Enterprise Products Operating LLC	4.200	01/31/50	117,279
100,000		Enterprise Products Operating LLC	3.950	01/31/60	110,474
200,000	g	Galaxy Pipeline Assets Bidco Ltd	2.625	03/31/36	207,659
100,000	g	Leviathan Bond Ltd	6.125	06/30/25	109,753
100,000		Magellan Midstream Partners LP	3.250	06/01/30	112,249
75,000		Marathon Petroleum Corp	3.800	04/01/28	83,575
100,000		Marathon Petroleum Corp	5.000	09/15/54	112,957
150,000		MPLX LP	1.750	03/01/26	155,200
300,000		MPLX LP	2.650	08/15/30	314,230
225,000		MPLX LP	4.500	04/15/38	257,055
125,000		MPLX LP	4.700	04/15/48	148,003
34,000		Murphy Oil Corp	5.875	12/01/27	33,490
25,000		Noble Energy, Inc	3.850	01/15/28	29,060
100,000		Noble Energy, Inc	5.050	11/15/44	140,365
33,000		Occidental Petroleum Corp	5.500	12/01/25	34,406
75,000		Occidental Petroleum Corp	4.100	02/15/47	61,309
200,000	g	Oleoducto Central S.A.	4.000	07/14/27	217,102
225,000		ONEOK, Inc	4.550	07/15/28	257,403
225,000		ONEOK, Inc	4.350	03/15/29	255,057
225,000		ONEOK, Inc	3.400	09/01/29	240,680
100,000		ONEOK, Inc	3.100	03/15/30	106,473
100,000		ONEOK, Inc	4.500	03/15/50	104,692
200,000	g	Pertamina Persero PT	3.650	07/30/29	223,540
100,000		Petrobras Global Finance BV	5.600	01/03/31	114,930
100,000		Petroleos Mexicanos	6.500	03/13/27	105,319
100,000		Petroleos Mexicanos	5.950	01/28/31	99,750
200,000		Phillips 66 Partners LP	3.150	12/15/29	207,963
175,000		Sabine Pass Liquefaction LLC	4.200	03/15/28	200,787
100,000	g	Sabine Pass Liquefaction LLC	4.500	05/15/30	118,469
200,000	g	Saudi Arabian Oil Co	2.250	11/24/30	203,552
125,000		Sunoco Logistics Partners Operations LP	4.000	10/01/27	136,730
25,000		Sunoco Logistics Partners Operations LP	5.400	10/01/47	28,158

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 23,000	g	Sunoco LP	4.500%	05/15/29	$23,920
25,000		Targa Resources Partners LP	6.500	07/15/27	27,125
150,000		Total Capital International S.A.	3.127	05/29/50	162,257
350,000		TransCanada PipeLines Ltd	4.250	05/15/28	413,230
40,000		USA Compression Partners LP	6.875	04/01/26	41,800
25,000		USA Compression Partners LP	6.875	09/01/27	26,690
25,000		Vale Overseas Ltd	6.875	11/21/36	36,641
75,000		Williams Partners LP	3.750	06/15/27	85,546

		TOTAL ENERGY			7,763,402

FOOD & STAPLES RETAILING - 0.6%
100,000		Costco Wholesale Corp	1.375	06/20/27	102,986
100,000		Costco Wholesale Corp	1.600	04/20/30	102,412
59,000		Ingles Markets, Inc	5.750	06/15/23	59,590
100,000		Kroger Co	3.700	08/01/27	114,925
110,000		Kroger Co	3.875	10/15/46	128,675
50,000		Kroger Co	4.450	02/01/47	62,823
450,000		Walmart, Inc	3.700	06/26/28	529,806
100,000		Walmart, Inc	2.375	09/24/29	109,215
125,000		Walmart, Inc	3.950	06/28/38	159,250

		TOTAL FOOD & STAPLES RETAILING			1,369,682

FOOD, BEVERAGE & TOBACCO - 1.5%
75,000		Altria Group, Inc	4.800	02/14/29	89,933
100,000		Altria Group, Inc	3.400	05/06/30	112,141
100,000		Altria Group, Inc	5.950	02/14/49	139,882
380,000		Anheuser-Busch InBev Worldwide, Inc	4.750	01/23/29	468,601
85,000		Anheuser-Busch InBev Worldwide, Inc	4.439	10/06/48	105,626
125,000		BAT Capital Corp	2.259	03/25/28	129,700
200,000		BAT Capital Corp	4.906	04/02/30	241,419
125,000		BAT Capital Corp	2.726	03/25/31	129,393
100,000		BAT Capital Corp	3.734	09/25/40	104,164
100,000		BAT Capital Corp	4.540	08/15/47	110,874
50,000		BAT Capital Corp	3.984	09/25/50	52,088
100,000		Coca-Cola Co	1.450	06/01/27	103,250
100,000		Constellation Brands, Inc	4.400	11/15/25	116,090
100,000		Constellation Brands, Inc	3.700	12/06/26	114,414
100,000		Constellation Brands, Inc	3.150	08/01/29	111,310
100,000		Constellation Brands, Inc	2.875	05/01/30	109,519
100,000		Diageo Capital plc	2.125	10/24/24	105,529
100,000		Diageo Capital plc	2.375	10/24/29	107,598
200,000		Diageo Capital plc	2.000	04/29/30	208,447
150,000	g	Embotelladora Andina S.A.	3.950	01/21/50	168,375
100,000		JM Smucker Co	2.375	03/15/30	105,794
100,000		Kellogg Co	3.400	11/15/27	113,055
125,000		Philip Morris International, Inc	2.100	05/01/30	130,297
41,000	g	Post Holdings, Inc	4.625	04/15/30	43,130
100,000		Tyson Foods, Inc	3.900	09/28/23	109,128

		TOTAL FOOD, BEVERAGE & TOBACCO			3,329,757

HEALTH CARE EQUIPMENT & SERVICES - 2.2%
100,000		Abbott Laboratories	5.300	05/27/40	147,050
163,000		Becton Dickinson & Co	3.700	06/06/27	186,991
100,000		Boston Scientific Corp	4.000	03/01/29	117,797
75,000		Centene Corp	4.250	12/15/27	79,500
80,000		Centene Corp	3.000	10/15/30	84,792
200,000		Children’s Hospital Medic	4.268	05/15/44	251,507
100,000		Cigna Corp	2.400	03/15/30	106,565
100,000		Cigna Corp	3.200	03/15/40	109,507
275,000		CVS Health Corp	2.875	06/01/26	302,206
225,000		CVS Health Corp	3.750	04/01/30	261,714
400,000		CVS Health Corp	1.750	08/21/30	402,133
400,000		CVS Health Corp	4.780	03/25/38	504,748

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE		VALUE

$ 200,000		CVS Health Corp	5.050%	03/25/48		$270,635
100,000		CVS Health Corp	4.250	04/01/50		124,870
250,000		Dartmouth-Hitchcock Health	4.178	08/01/48		294,627
60,000	g	DaVita, Inc	4.625	06/01/30		63,600
100,000	g	DaVita, Inc	3.750	02/15/31		101,536
160,000		HCA, Inc	5.625	09/01/28		189,000
100,000		HCA, Inc	5.500	06/15/47		133,370
100,000		Humana, Inc	3.950	03/15/27		115,050
25,000	g	Molina Healthcare, Inc	4.375	06/15/28		26,312
67,000		MPT Operating Partnership LP	3.500	03/15/31		69,177
500,000	g	SBA Tower Trust	2.836	01/15/25		532,342
150,000	g	SBA Tower Trust	1.884	01/15/26		154,379
10,000	g	Teleflex, Inc	4.250	06/01/28		10,600
10,000	g	Tenet Healthcare Corp	4.625	06/15/28		10,475
100,000		Zimmer Biomet Holdings, Inc	3.700	03/19/23		106,672
55,000		Zimmer Biomet Holdings, Inc	3.550	04/01/25		60,742

		TOTAL HEALTH CARE EQUIPMENT & SERVICES				4,817,897

HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
7,000	g	Kronos Acquisition Holdings, Inc	5.000	12/31/26		7,298

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS				7,298

INSURANCE - 2.0%
200,000	g	AIA Group Ltd	3.200	09/16/40		209,676
100,000		American Financial Group, Inc	3.500	08/15/26		109,079
125,000		American International Group, Inc	3.400	06/30/30		143,138
175,000		Aon plc	3.500	06/14/24		190,789
100,000		Berkshire Hathaway Finance Corp	1.850	03/12/30		105,327
100,000		Berkshire Hathaway Finance Corp	4.250	01/15/49		132,610
150,000		Berkshire Hathaway Finance Corp	2.850	10/15/50		160,528
100,000		CNA Financial Corp	3.950	05/15/24		110,542
175,000		CNA Financial Corp	2.050	08/15/30		178,320
100,000	g	Equitable Financial Life Global Funding	1.400	07/07/25		102,687
100,000	g	Five Corners Funding Trust II	2.850	05/15/30		110,562
100,000		Hartford Financial Services Group, Inc	2.800	08/19/29		108,582
100,000		Hartford Financial Services Group, Inc	4.300	04/15/43		125,910
100,000		Hartford Financial Services Group, Inc	3.600	08/19/49		117,134
100,000	g	Liberty Mutual Group, Inc	3.951	10/15/50		119,536
100,000		MetLife, Inc	3.600	11/13/25		113,186
180,000		MetLife, Inc	3.850	N/A	‡	189,900
100,000	g	Metropolitan Life Global Funding I	2.950	04/09/30		112,537
150,000		PartnerRe Finance B LLC	4.500	10/01/50		157,032
175,000		Prudential Financial, Inc	3.700	10/01/50		185,111
100,000	g	Prudential Funding LLC	6.750	09/15/23		114,412
200,000		Reinsurance Group of America, Inc	3.900	05/15/29		229,229
500,000	g,i	Vitality Re IV Ltd	1.808	01/08/21		499,900
500,000	g,i	Vitality Re IX Ltd	1.658	01/10/22		495,300
250,000	g,i	Vitality Re X Ltd	1.808	01/10/23		248,875

		TOTAL INSURANCE				4,369,902

MATERIALS - 1.7%
200,000	g	Anglo American Capital plc	2.625	09/10/30		209,021
200,000		AngloGold Ashanti Holdings plc	3.750	10/01/30		214,862
200,000	g	Antofagasta plc	2.375	10/14/30		200,500
14,000	g	Arconic Corp	6.000	05/15/25		14,945
5,000	g	Arconic Rolled Products Corp	6.125	02/15/28		5,391
38,000		Ball Corp	2.875	08/15/30		37,905
100,000		Bemis Co, Inc	2.630	06/19/30		108,235
75,000	g	Berry Global, Inc	1.570	01/15/26		75,649
50,000	g	Berry Global, Inc	5.625	07/15/27		53,766
200,000	g	Celulosa Arauco y Constitucion S.A.	4.250	04/30/29		225,002
200,000	g	Cemex SAB de C.V.	5.450	11/19/29		220,002
200,000	g	Corp Nacional del Cobre de Chile	3.150	01/14/30		217,922

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 40,000	g	Enviva Partners LP	6.500%	01/15/26	$42,500
200,000	g	First Quantum Minerals Ltd	6.875	10/15/27	217,000
50,000		International Paper Co	5.000	09/15/35	65,866
50,000		International Paper Co	4.350	08/15/48	65,373
100,000	g	James Hardie International Finance DAC	4.750	01/15/25	102,000
100,000	g	Midwest Connector Capital Co LLC	3.900	04/01/24	102,485
100,000	g	Midwest Connector Capital Co LLC	4.625	04/01/29	104,779
100,000		Newmont Corp	2.250	10/01/30	105,183
100,000		Nutrien Ltd	3.375	03/15/25	109,913
100,000		Nutrien Ltd	2.950	05/13/30	109,914
80,000	g	Owens-Brockway Glass Container, Inc	5.875	08/15/23	85,700
19,000	g	PolyOne Corp	5.750	05/15/25	20,188
100,000		Praxair, Inc	1.100	08/10/30	98,895
200,000		SASOL Financing USA LLC	5.875	03/27/24	212,300
150,000		Sherwin-Williams Co	2.300	05/15/30	156,557
200,000		Suzano Austria GmbH	3.750	01/15/31	212,200
48,000	g	Tronox, Inc	6.500	05/01/25	51,360
10,000	g	Univar Solutions USA, Inc	5.125	12/01/27	10,563
100,000		WRKCo, Inc	4.900	03/15/29	123,465

		TOTAL MATERIALS			3,579,441

MEDIA & ENTERTAINMENT - 2.8%
100,000		Activision Blizzard, Inc	1.350	09/15/30	98,175
100,000		Alphabet, Inc	2.050	08/15/50	95,240
10,000	g	Arches Buyer, Inc	4.250	06/01/28	10,127
200,000	g	Banco Nacional de Panama	2.500	08/11/30	200,000
200,000	g	Cable Onda S.A.	4.500	01/30/30	220,500
100,000	g	CCO Holdings LLC	5.125	05/01/27	106,119
150,000		Charter Communications Operating LLC	3.750	02/15/28	168,116
125,000		Charter Communications Operating LLC	4.200	03/15/28	144,176
50,000		Charter Communications Operating LLC	5.125	07/01/49	60,930
600,000		Charter Communications Operating LLC	4.800	03/01/50	715,910
100,000		Comcast Corp	3.700	04/15/24	110,005
200,000		Comcast Corp	3.950	10/15/25	229,729
300,000		Comcast Corp	2.350	01/15/27	322,775
175,000		Comcast Corp	3.300	02/01/27	197,575
150,000		Comcast Corp	4.150	10/15/28	180,487
200,000		Comcast Corp	2.650	02/01/30	218,472
100,000		Comcast Corp	1.950	01/15/31	102,830
100,000		Comcast Corp	1.500	02/15/31	99,299
300,000		Comcast Corp	3.200	07/15/36	340,458
425,000		Comcast Corp	2.800	01/15/51	441,780
100,000		Comcast Corp	2.450	08/15/52	97,202
100,000		Discovery Communications LLC	3.625	05/15/30	114,491
100,000		Discovery Communications LLC	5.200	09/20/47	130,066
50,000		DISH DBS Corp	5.000	03/15/23	51,625
100,000	g	Gray Escrow, Inc	7.000	05/15/27	109,500
35,000		Grupo Televisa SAB	6.625	01/15/40	48,928
250,000	g,i	La Vie Re Ltd	2.949	10/06/23	249,675
18,000	g	Nielsen Finance LLC	5.000	04/15/22	18,047
50,000	g	Sirius XM Radio, Inc	4.125	07/01/30	53,219
50,000	g	TEGNA, Inc	4.750	03/15/26	53,390
25,000	g	TEGNA, Inc	4.625	03/15/28	25,562
75,000		Time Warner Cable LLC	5.875	11/15/40	99,983
100,000	g	Upjohn, Inc	2.700	06/22/30	106,055
100,000	g	Upjohn, Inc	3.850	06/22/40	112,716
100,000		ViacomCBS, Inc	3.375	02/15/28	112,396
50,000		ViacomCBS, Inc	5.850	09/01/43	69,456
250,000		Walt Disney Co	3.000	09/15/22	261,042
100,000		Walt Disney Co	2.000	09/01/29	104,462
250,000		Walt Disney Co	2.650	01/13/31	273,917

		TOTAL MEDIA & ENTERTAINMENT			6,154,435

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.9%
$ 100,000		AbbVie, Inc	2.850%	05/14/23	$105,150
300,000		AbbVie, Inc	2.950	11/21/26	331,852
350,000		AbbVie, Inc	3.200	11/21/29	392,045
225,000		AbbVie, Inc	4.050	11/21/39	271,462
125,000		AbbVie, Inc	4.400	11/06/42	156,741
50,000		AbbVie, Inc	4.450	05/14/46	63,509
100,000		AbbVie, Inc	4.250	11/21/49	125,337
100,000		AstraZeneca plc	3.125	06/12/27	112,459
30,000	g	Avantor Funding, Inc	4.625	07/15/28	31,725
15,000	g	Bausch Health Cos, Inc	5.000	01/30/28	15,458
75,000		Bristol-Myers Squibb Co	3.875	08/15/25	85,605
275,000		Bristol-Myers Squibb Co	3.450	11/15/27	317,115
50,000		Bristol-Myers Squibb Co	3.400	07/26/29	58,184
400,000		Bristol-Myers Squibb Co	1.450	11/13/30	401,770
50,000		Bristol-Myers Squibb Co	4.250	10/26/49	67,602
100,000		Bristol-Myers Squibb Co	2.550	11/13/50	102,086
100,000		Gilead Sciences, Inc	1.200	10/01/27	100,646
125,000		Gilead Sciences, Inc	1.650	10/01/30	125,334
100,000		Gilead Sciences, Inc	2.800	10/01/50	99,071
5,000	g	Jaguar Holding Co II	4.625	06/15/25	5,273
5,000	g	Jaguar Holding Co II	5.000	06/15/28	5,337
50,000		Johnson & Johnson	2.900	01/15/28	56,391
100,000		Johnson & Johnson	3.400	01/15/38	120,813
50,000		Merck & Co, Inc	2.450	06/24/50	51,663
175,000		Novartis Capital Corp	3.000	11/20/25	193,532
100,000	g	Royalty Pharma plc	2.200	09/02/30	102,634
175,000		Takeda Pharmaceutical Co Ltd	2.050	03/31/30	178,952
100,000		Takeda Pharmaceutical Co Ltd	3.025	07/09/40	105,347
150,000		Teva Pharmaceutical Finance Netherlands III BV	3.150	10/01/26	144,189
225,000		Thermo Fisher Scientific, Inc	4.133	03/25/25	255,789

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			4,183,071

REAL ESTATE - 2.5%
100,000		Alexandria Real Estate Equities, Inc	3.950	01/15/27	115,033
100,000		Alexandria Real Estate Equities, Inc	3.950	01/15/28	116,109
100,000		Alexandria Real Estate Equities, Inc	4.900	12/15/30	127,190
100,000		Alexandria Real Estate Equities, Inc	1.875	02/01/33	99,768
100,000		American Tower Corp	3.000	06/15/23	105,947
100,000		American Tower Corp	2.950	01/15/25	108,306
50,000		American Tower Corp	3.375	10/15/26	56,166
150,000		American Tower Corp	3.800	08/15/29	174,311
250,000		American Tower Corp	2.900	01/15/30	272,370
175,000		American Tower Corp	1.875	10/15/30	176,424
150,000		Brandywine Operating Partnership LP	4.100	10/01/24	160,330
200,000		Brixmor Operating Partnership LP	3.850	02/01/25	219,030
100,000		Camden Property Trust	3.150	07/01/29	112,525
50,000		Crown Castle International Corp	3.800	02/15/28	57,603
300,000		Crown Castle International Corp	2.250	01/15/31	311,002
50,000		Digital Realty Trust LP	3.700	08/15/27	57,447
100,000		Duke Realty LP	3.250	06/30/26	111,989
100,000		Duke Realty LP	1.750	07/01/30	101,056
100,000		Equinix, Inc	2.150	07/15/30	101,658
75,000		Essex Portfolio LP	3.375	01/15/23	78,563
100,000		Essex Portfolio LP	3.000	01/15/30	110,247
175,000		Healthcare Realty Trust, Inc	3.875	05/01/25	193,839
100,000		Healthcare Realty Trust, Inc	2.400	03/15/30	104,235
100,000		Healthcare Realty Trust, Inc	2.050	03/15/31	100,391
125,000		Healthcare Trust of America Holdings LP	3.500	08/01/26	141,522
100,000		Healthcare Trust of America Holdings LP	3.100	02/15/30	109,177
100,000		Highwoods Realty LP	3.875	03/01/27	110,533
125,000		Highwoods Realty LP	2.600	02/01/31	127,435
50,000		iStar, Inc	4.750	10/01/24	50,625

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Life Storage LP	2.200%	10/15/30	$102,019
13,000	g	MGM Growth Properties Operating Partnership LP	4.625	06/15/25	13,923
100,000		Mid-America Apartments LP	4.300	10/15/23	109,060
125,000		Mid-America Apartments LP	3.750	06/15/24	136,149
100,000		Mid-America Apartments LP	3.600	06/01/27	113,080
200,000		Mid-America Apartments LP	2.750	03/15/30	217,158
100,000		Mid-America Apartments LP	1.700	02/15/31	99,570
150,000		Regency Centers LP	3.900	11/01/25	166,807
200,000		Regency Centers LP	3.600	02/01/27	219,741
100,000		Regency Centers LP	2.950	09/15/29	106,831
100,000		Retail Properties of America, Inc	4.750	09/15/30	106,118
87,000		SITE Centers Corp	3.625	02/01/25	90,352
50,000	g	VICI Properties LP	3.500	02/15/25	51,139
50,000		Weingarten Realty Investors	3.375	10/15/22	51,579
100,000		Weingarten Realty Investors	4.450	01/15/24	106,980
100,000		Weingarten Realty Investors	3.850	06/01/25	107,298
100,000		Weingarten Realty Investors	3.250	08/15/26	106,111

		TOTAL REAL ESTATE			5,614,746

RETAILING - 0.5%
50,000		AutoNation, Inc	3.800	11/15/27	55,284
100,000		AutoZone, Inc	1.650	01/15/31	99,300
13,000	g	Booz Allen Hamilton, Inc	3.875	09/01/28	13,390
10,000	g	Camelot Finance S.A.	4.500	11/01/26	10,437
10,000		CDW LLC	3.250	02/15/29	10,197
18,000	g	L Brands, Inc	6.875	07/01/25	19,544
7,000	g	L Brands, Inc	9.375	07/01/25	8,610
45,000	g	Lithia Motors, Inc	4.625	12/15/27	47,475
125,000		O’Reilly Automotive, Inc	3.600	09/01/27	142,268
100,000		O’Reilly Automotive, Inc	4.200	04/01/30	120,402
150,000		O’Reilly Automotive, Inc	1.750	03/15/31	150,140
200,000	g	Prosus NV	3.680	01/21/30	217,521
50,000	g	Staples, Inc	7.500	04/15/26	52,214
200,000		Target Corp	2.350	02/15/30	218,428

		TOTAL RETAILING			1,165,210

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.4%
350,000		Broadcom, Inc	4.150	11/15/30	404,587
100,000		Lam Research Corp	4.000	03/15/29	119,904
100,000	g	NXP BV	3.875	06/18/26	114,480
100,000	g	NXP BV	3.400	05/01/30	113,342
25,000		Texas Instruments, Inc	4.150	05/15/48	33,392

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			785,705

SOFTWARE & SERVICES - 0.9%
150,000		Adobe, Inc	2.300	02/01/30	162,270
15,000	g	Black Knight InfoServ LLC	3.625	09/01/28	15,356
100,000		Fidelity National Information Services, Inc	3.750	05/21/29	117,344
250,000		Fiserv, Inc	2.750	07/01/24	268,406
250,000		Fiserv, Inc	3.500	07/01/29	285,326
100,000		Global Payments, Inc	2.650	02/15/25	107,069
175,000		Global Payments, Inc	3.200	08/15/29	194,240
275,000		International Business Machines Corp	1.950	05/15/30	283,290
63,000		Microsoft Corp	4.100	02/06/37	82,586
110,000		Microsoft Corp	3.700	08/08/46	139,280
37,000		Microsoft Corp	2.525	06/01/50	38,940
15,000	g	Open Text Holdings, Inc	4.125	02/15/30	15,957
15,000	g	Presidio Holdings, Inc	4.875	02/01/27	15,912
100,000		salesforce.com, Inc	3.700	04/11/28	117,942
100,000		Visa, Inc	2.700	04/15/40	109,005

		TOTAL SOFTWARE & SERVICES			1,952,923

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 0.6%
$ 200,000		Amphenol Corp	2.800%	02/15/30	$220,495
175,000		Apple, Inc	2.450	08/04/26	190,968
575,000		Apple, Inc	2.050	09/11/26	614,703
75,000		Broadcom Corp	3.875	01/15/27	84,272
100,000	g	Dell International LLC	5.300	10/01/29	122,467

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			1,232,905

TELECOMMUNICATION SERVICES - 2.4%
300,000		AT&T, Inc	4.350	03/01/29	357,549
225,000		AT&T, Inc	4.300	02/15/30	268,767
200,000		AT&T, Inc	2.250	02/01/32	202,769
564,000	g	AT&T, Inc	2.550	12/01/33	579,950
150,000		AT&T, Inc	4.500	05/15/35	181,886
220,000		AT&T, Inc	3.650	06/01/51	229,948
300,000		AT&T, Inc	3.300	02/01/52	296,886
180,000	g	AT&T, Inc	3.550	09/15/55	179,043
76,000	g	AT&T, Inc	3.800	12/01/57	78,934
11,000	g	AT&T, Inc	3.650	09/15/59	11,032
200,000	g	C&W Senior Financing Designated Activity Co	7.500	10/15/26	212,774
50,000		Deutsche Telekom International Finance BV	8.750	06/15/30	79,062
200,000	g	Millicom International Cellular S.A.	4.500	04/27/31	216,000
200,000	g	MTN Mauritius Investment Ltd	6.500	10/13/26	229,039
50,000		Orange S.A.	5.375	01/13/42	70,826
100,000		Rogers Communications, Inc	3.700	11/15/49	118,004
110,000	g	Switch Ltd	3.750	09/15/28	111,650
100,000		Telefonica Emisiones SAU	4.103	03/08/27	115,721
225,000	g	T-Mobile USA, Inc	3.875	04/15/30	260,552
350,000	g	T-Mobile USA, Inc	2.550	02/15/31	367,525

100,000	g	T-Mobile USA, Inc	3.000	02/15/41	103,672
100,000	g	T-Mobile USA, Inc	4.500	04/15/50	123,338
125,000	g	T-Mobile USA, Inc	3.300	02/15/51	128,604
100,000		Verizon Communications, Inc	3.150	03/22/30	112,042
50,000	g	Verizon Communications, Inc	1.680	10/30/30	49,768
25,000		Verizon Communications, Inc	1.750	01/20/31	24,860
258,000		Verizon Communications, Inc	4.272	01/15/36	319,633
150,000		Vodafone Group plc	4.250	09/17/50	185,785

		TOTAL TELECOMMUNICATION SERVICES			5,215,619

TRANSPORTATION - 0.6%
100,000		Burlington Northern Santa Fe LLC	3.050	02/15/51	112,993
100,000		Canadian Pacific Railway Co	2.050	03/05/30	105,015
100,000		CSX Corp	3.800	03/01/28	116,527
100,000		CSX Corp	4.250	03/15/29	121,089
175,000		CSX Corp	2.400	02/15/30	189,117
200,000		Delta Air Lines, Inc	2.900	10/28/24	197,292
44,000	g	Delta Air Lines, Inc	7.000	05/01/25	50,791
100,000		Delta Air Lines, Inc	3.750	10/28/29	96,878
100,000		Union Pacific Corp	3.950	09/10/28	118,668
125,000		Union Pacific Corp	3.839	03/20/60	154,398

		TOTAL TRANSPORTATION			1,262,768

UTILITIES - 2.9%
193,000	g	Adani Transmission Ltd	4.250	05/21/36	204,312
100,000		AEP Transmission Co LLC	3.100	12/01/26	112,470
100,000		AEP Transmission Co LLC	4.000	12/01/46	124,280
100,000		American Water Capital Corp	3.000	12/01/26	111,079
100,000		American Water Capital Corp	2.800	05/01/30	110,329
100,000		American Water Capital Corp	4.000	12/01/46	126,077

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 150,000		American Water Capital Corp	3.750%	09/01/47	$183,405
100,000		American Water Capital Corp	3.450	05/01/50	118,063
200,000		Atmos Energy Corp	1.500	01/15/31	200,012
150,000	g	Axalta Coating Systems LLC	3.375	02/15/29	150,000
125,000		Baltimore Gas & Electric Co	3.750	08/15/47	152,941
100,000		Baltimore Gas & Electric Co	3.200	09/15/49	111,470
50,000		Berkshire Hathaway Energy Co	3.250	04/15/28	57,135
200,000		Black Hills Corp	4.250	11/30/23	219,197
100,000		Black Hills Corp	3.150	01/15/27	108,745
175,000		DTE Electric Co	2.250	03/01/30	187,636
50,000		Duke Energy Progress LLC	2.500	08/15/50	50,245
6,000	g	EnLink Midstream LLC	5.625	01/15/28	6,129
200,000	g	ENN Energy Holdings Ltd	2.625	09/17/30	201,014
100,000		Eversource Energy	0.800	08/15/25	99,784
175,000		Exelon Generation Co LLC	3.400	03/15/22	180,671
100,000		Florida Power & Light Co	3.990	03/01/49	130,540
100,000		Indiana Michigan Power Co	3.750	07/01/47	118,677
150,000		MidAmerican Energy Co	3.650	04/15/29	178,077
125,000		MidAmerican Energy Co	3.650	08/01/48	152,562
200,000		NextEra Energy Capital Holdings, Inc	2.250	06/01/30	209,568
100,000		NiSource, Inc	3.600	05/01/30	115,657
350,000		NiSource, Inc	1.700	02/15/31	348,034
125,000	g	NRG Energy, Inc	2.450	12/02/27	131,554
50,000		NRG Energy, Inc	5.750	01/15/28	54,625
16,000	g	NRG Energy, Inc	3.375	02/15/29	16,381
100,000		NSTAR Electric Co	3.950	04/01/30	121,218
125,000		Ohio Power Co	4.150	04/01/48	158,193
125,000		Ohio Power Co	4.000	06/01/49	157,348
100,000		ONE Gas, Inc	3.610	02/01/24	108,262
12,000	g	Pattern Energy Operations LP	4.500	08/15/28	12,660
100,000		PECO Energy Co	3.000	09/15/49	110,096
200,000		PECO Energy Co	2.800	06/15/50	212,360
200,000	g	Perusahaan Listrik Negara PT	3.875	07/17/29	219,500
175,000		PSEG Power LLC	3.850	06/01/23	188,271
125,000		Public Service Co of Colorado	3.200	03/01/50	144,661
300,000		Southern Co	4.000	01/15/51	317,722
55,000		Virginia Electric & Power Co	2.950	01/15/22	56,126
75,000		Virginia Electric & Power Co	2.950	11/15/26	83,425
50,000		Virginia Electric & Power Co	3.500	03/15/27	57,065
250,000		Virginia Electric and Power Co	2.450	12/15/50	250,327

		TOTAL UTILITIES			6,467,903

		TOTAL CORPORATE BONDS			91,874,991

		(Cost $84,201,487)

GOVERNMENT BONDS - 35.9%

FOREIGN GOVERNMENT BONDS - 3.4%
1,685		Argentina Republic Government International Bond	1.000	07/09/29	729
48,500		Argentina Republic Government International Bond (Step Bond)	0.125	07/09/30	19,643
200,000	g	Bahrain Government International Bond	5.450	09/16/32	210,265
200,000	g	Bermuda Government International Bond	3.717	01/25/27	223,502
250,000	g	Bermuda Government International Bond	4.750	02/15/29	304,375
200,000	g	Bermuda Government International Bond	2.375	08/20/30	209,750
200,000	g	BNG Bank NV	2.625	02/27/24	214,530
200,000		Brazilian Government International Bond	3.875	06/12/30	211,000
200,000		Colombia Government International Bond	5.000	06/15/45	244,000
200,000	g	Costa Rica Government International Bond	5.625	04/30/43	167,500
200,000	g	Dominican Republic Government International Bond	4.875	09/23/32	221,250
13,286	g	Ecuador Government International Bond	0.000	07/31/30	6,294

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 42,525	g	Ecuador Government International Bond (Step Bond)	0.500%	07/31/30	$27,216
111,442	g	Ecuador Government International Bond (Step Bond)	0.500	07/31/35	60,319
51,075	g	Ecuador Government International Bond (Step Bond)	0.500	07/31/40	25,921
200,000	g	Egypt Government International Bond	5.577	02/21/23	210,989
100,000		European Investment Bank	4.875	02/15/36	147,297
250,000	g	Guatemala Government International Bond	4.500	05/03/26	277,500
234,375	g	Iraq Government International Bond	5.800	01/15/28	218,513
200,000		Japan Bank for International Cooperation	2.375	04/20/26	217,691
100,000	g	Japan Finance Organization for Municipalities	3.000	03/12/24	107,430
300,000	g	Jordan Government International Bond	4.950	07/07/25	318,054
200,000	g	Korea Electric Power Corp	1.125	06/15/25	203,183
250,000	g	Korea Housing Finance Corp	2.000	10/11/21	252,928
250,000		Mexico Government International Bond	4.150	03/28/27	288,438
225,000		Mexico Government International Bond	3.250	04/16/30	242,948
32,000		Mexico Government International Bond	6.050	01/11/40	42,852
160,000		Panama Notas del Tesoro	3.750	04/17/26	174,944
150,000	†,g	Provincia de Buenos Aires	7.875	06/15/27	61,126
200,000	g	Provincia de Mendoza Argentina (Step Bond)	2.750	03/19/29	134,000
200,000	g	Qatar Government International Bond	3.750	04/16/30	235,344
200,000	g	Republic of Uzbekistan Bond	3.700	11/25/30	210,704
300,000	g	Republic of Uzbekistan Government International Bond	4.750	02/20/24	325,054
500,000	g	Saudi Government International Bond	3.750	01/21/55	546,050
200,000	g	Serbia International Bond	2.125	12/01/30	197,869
200,000		State of Israel	3.375	01/15/50	221,260
EUR 375,000	g	Ukraine Government International Bond	4.375	01/27/30	437,482
200,000	†,g	Zambia Government International Bond	8.500	04/14/24	106,500

		TOTAL FOREIGN GOVERNMENT BONDS			7,324,450

MORTGAGE BACKED - 22.5%
105,053		Federal Home Loan Mortgage Corp (FHLMC)	3.500	08/15/43	108,480
129,047		FHLMC	3.500	03/15/44	140,494
110,924	i	FHLMC	5.761	03/15/44	21,771
436,731		FHLMC	4.000	10/01/47	481,637
36,759		FHLMC	4.000	06/01/48	40,104
177,972	i	FHLMC	9.666	06/15/48	222,727
21,044		FHLMC	4.000	07/01/48	23,121
249,640	i	FHLMC	9.586	10/15/48	313,315
1,677,737		FHLMC	3.000	11/01/49	1,801,790
26,365		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	06/01/36	30,612
8,812		FGLMC	5.000	07/01/39	10,248
209,219		FGLMC	3.500	04/01/45	229,743
636,206		FGLMC	3.500	08/01/45	699,030
830,661		FGLMC	3.500	10/01/45	908,296
259,865		FGLMC	4.000	12/01/45	287,835
292,232		FGLMC	3.500	08/01/46	319,202
944,591		FGLMC	3.000	02/01/47	998,958
16,965		FGLMC	4.500	06/01/47	18,975
465,553		FGLMC	4.000	09/01/47	510,949
161,633		FGLMC	3.500	12/01/47	176,642
525,963		FGLMC	3.500	03/01/48	574,685
150,066		FGLMC	4.000	03/01/48	165,449
120,254		FGLMC	4.000	07/01/48	132,157
165,836		FGLMC	4.500	08/01/48	184,309
2,970		Federal National Mortgage Association (FNMA)	6.000	08/01/21	2,995

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 141,629		FNMA	3.500%	06/01/32	$155,869
275,124		FNMA	3.000	10/01/32	288,776
121,357		FNMA	5.000	05/01/35	140,887
6,837		FNMA	7.500	07/01/35	6,864
2,000,000	h	FNMA	2.000	01/16/36	2,090,639
1,000,000	h	FNMA	2.500	01/16/36	1,042,861
135,937		FNMA	5.000	02/01/36	157,973
211,626		FNMA	3.000	10/01/39	221,572
134,259		FNMA	3.000	05/01/40	141,339
265,302		FNMA	5.000	09/01/40	308,450
122,485		FNMA	4.000	09/01/42	133,884
141,988	i	FNMA	5.802	09/25/43	32,205
59,347		FNMA	4.000	01/01/44	65,533
52,278		FNMA	4.500	03/01/44	60,035
258,806		FNMA	4.500	10/01/44	289,278
513,208		FNMA	4.500	11/01/44	574,261
125,141		FNMA	5.000	11/01/44	145,216
45,923		FNMA	4.000	01/01/45	50,253
329,066		FNMA	3.000	02/25/45	343,635
50,696		FNMA	3.000	02/25/45	52,221
154,541		FNMA	4.000	06/01/45	170,095
134,936		FNMA	4.000	12/01/45	148,914
791,703		FNMA	3.000	12/25/45	821,599
514,621		FNMA	3.500	01/01/46	562,574
345,556		FNMA	4.000	01/01/46	381,321
19,906		FNMA	4.000	03/01/46	21,868
197,093		FNMA	3.500	07/01/46	215,459
510,753		FNMA	3.500	07/01/46	557,912
156,962		FNMA	3.000	10/01/46	161,888
448,318		FNMA	3.000	11/01/46	473,379
86,764		FNMA	3.000	04/25/47	93,004
34,587		FNMA	3.500	08/01/47	36,927
318,711		FNMA	3.500	09/01/47	340,292
19,251		FNMA	3.000	11/01/47	19,826
35,806		FNMA	3.000	11/01/47	36,929
238,568		FNMA	3.500	11/01/47	260,599
428,719		FNMA	4.000	12/01/47	472,804
55,860		FNMA	4.000	12/01/47	60,000
89,415		FNMA	3.500	01/01/48	97,689
320,640		FNMA	3.500	01/01/48	350,238
156,004		FNMA	4.500	01/01/48	173,378
146,720		FNMA	4.500	02/01/48	163,088
790,394		FNMA	3.000	02/25/48	841,112
267,101		FNMA	3.500	03/01/48	282,999
127,581		FNMA	4.000	03/01/48	140,628
624,996		FNMA	4.500	03/01/48	694,443
907,204		FNMA	3.500	04/01/48	961,200
50,225		FNMA	4.000	04/01/48	53,756
121,912		FNMA	4.500	05/01/48	135,620
89,692		FNMA	4.500	05/01/48	99,778
177,120		FNMA	5.000	08/01/48	201,988
154,555		FNMA	0.000	11/25/48	141,784
154,555		FNMA	3.000	11/25/48	17,939
93,812		FNMA	3.000	08/01/49	102,395
206,083		FNMA	3.000	01/25/50	221,481
369,892		FNMA	3.000	07/01/50	400,680
1,082,470		FNMA	2.500	10/01/50	1,141,907
2,972,178		FNMA	2.500	11/01/50	3,135,378
500,000	h	FNMA	1.500	01/25/51	505,097
1,000,000	h	FNMA	2.500	01/25/51	1,053,983
3,900,000		FNMA	2.000	01/25/51	4,050,663
1,250,000	h	FNMA	2.000	02/25/51	1,295,994

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 500,000	h	FNMA	2.500%	02/25/51	$526,074
2,175,000		FNMA	3.000	02/25/51	2,280,509
4,225		Government National Mortgage Association (GNMA)	5.000	03/15/34	4,658
34,390		GNMA	5.000	06/15/34	37,939
3,364		GNMA	5.000	04/15/38	3,814
5,653		GNMA	4.500	04/15/40	6,256
218,464		GNMA	4.000	06/20/46	25,838
237,914		GNMA	3.500	01/20/49	260,531
2,500,000		GNMA	2.000	01/21/51	2,613,962
3,800,000		GNMA	2.500	01/21/51	4,021,916
3,200,000		GNMA	3.000	02/20/51	3,347,843

		TOTAL MORTGAGE BACKED			48,933,223

MUNICIPAL BONDS - 2.3%
200,000		City & County of San Francisco CA Community Facilities District	3.264	09/01/25	217,326
200,000		City & County of San Francisco CA Community Facilities District	4.038	09/01/34	226,846
300,000		City of New York NY	3.430	12/01/24	330,672
150,000		Commonwealth Financing Authority	3.864	06/01/38	176,139
500,000		County of Miami-Dade FL Aviation Revenue	3.049	10/01/26	548,870
300,000		Health & Educational Facilities Authority of the State of Missouri	3.651	01/15/46	377,118
350,000		Michigan Finance Authority	2.988	09/01/49	373,047
170,000		New York State Dormitory Authority	4.294	07/01/44	189,713
90,000		Public Finance Authority	4.269	07/01/40	107,823
1,400,000		State of Illinois	5.100	06/01/33	1,506,694
300,000		State of Oregon Department of Administrative Services	4.103	05/01/39	337,869
500,000		University of California	3.063	07/01/25	551,505

		TOTAL MUNICIPAL BONDS			4,943,622

U.S. TREASURY SECURITIES - 7.7%
800,000		United States Treasury Bond	3.125	11/15/41	1,044,625
2,785,700		United States Treasury Bond	3.000	11/15/45	3,618,472
1,865,000		United States Treasury Bond	2.875	11/15/46	2,378,166
765,000		United States Treasury Bond	3.000	05/15/47	999,909
176,000		United States Treasury Bond	3.375	11/15/48	246,730
1,032,420	k	United States Treasury Inflation Indexed Bonds	0.500	04/15/24	1,106,496
5,225,000		United States Treasury Note	0.375	11/30/25	5,231,123
1,080,000		United States Treasury Note	0.500	10/31/27	1,071,056
100,000		United States Treasury Note	0.875	11/15/30	99,609
807,000		United States Treasury Note	1.250	05/15/50	730,461
200,000		United States Treasury Note	1.625	11/15/50	198,813

		TOTAL U.S. TREASURY SECURITIES			16,725,460

		TOTAL GOVERNMENT BONDS			77,926,755

		(Cost $74,085,345)

STRUCTURED ASSETS - 16.2%

ASSET BACKED - 7.8%
250,000		AmeriCredit Automobile Receivables Trust	2.130	03/18/26	257,651
		Series - 2020 2 (Class D)
250,000		AmeriCredit Automobile Receivables Trust	1.490	09/18/26	250,861
		Series - 2020 3 (Class D)
99,904	g	AMSR Trust	1.819	04/17/37	101,772
		Series - 2020 SFR1 (Class A)
100,000	g	AMSR Trust	3.148	01/19/39	103,854
		Series - 2019 SFR1 (Class C)
100,000	g	AMSR Trust	3.247	01/19/39	103,273
		Series - 2019 SFR1 (Class D)
22,813	i	Asset Backed Securities Corp Home Equity Loan Trust	3.386	08/25/34	22,167
		Series - 2004 HE5 (Class M1)
500,000	g	Avis Budget Rental Car Funding AESOP LLC	3.450	03/20/23	513,193
		Series - 2019 1A (Class A)

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 200,000	g	Avis Budget Rental Car Funding AESOP LLC	3.700%	03/20/23	$204,460
		Series - 2019 1A (Class B)
250,000	g	Avis Budget Rental Car Funding AESOP LLC	2.970	03/20/24	259,774
		Series - 2017 2A (Class A)
281,700	g	BRE Grand Islander Timeshare Issuer LLC	3.280	09/26/33	292,168
		Series - 2019 A (Class A)
923,642	g	Capital Automotive REIT	3.660	10/15/44	926,203
		Series - 2014 1A (Class A)
459,704	g	Capital Automotive REIT	3.870	04/15/47	460,389
		Series - 2017 1A (Class A1)
100,000	g	Cars Net Lease Mortgage Notes Series	2.010	12/15/50	99,813
		Series - 2020 1A (Class A1)
100,000	g	Cars Net Lease Mortgage Notes Series	3.100	12/15/50	99,940
		Series - 2020 1A (Class A3)
100,000	g	Cars Net Lease Mortgage Notes Series	4.690	12/15/50	99,982
		Series - 2020 1A (Class B1)
500,000	g,i	Cayuga Park CLO, Ltd.	1.832	07/17/31	501,269
		Series - 2020 1A (Class A)
144,702	†,g,i	CBRE Realty Finance	0.576	04/07/52	362
		Series - 2007 1A (Class A2)
6,102		Centex Home Equity	5.540	01/25/32	6,295
		Series - 2002 A (Class AF6)
477,189	g	CF Hippolyta LLC	1.690	07/15/60	486,075
		Series - 2020 1 (Class A1)
237,593	g	CF Hippolyta LLC	1.990	07/15/60	240,594
		Series - 2020 1 (Class A2)
95,438	g	CF Hippolyta LLC	2.280	07/15/60	96,915
		Series - 2020 1 (Class B1)
250,000	g,i	CIFC Funding Ltd	1.932	08/24/32	251,069
		Series - 2020 2A (Class A1)
123,438	g	DB Master Finance LLC	4.352	05/20/49	133,393
		Series - 2019 1A (Class A23)
110,833	g	Diamond Resorts Owner Trust	3.700	01/21/31	115,750
		Series - 2018 1 (Class A)
151,934	g	Diamond Resorts Owner Trust	2.890	02/20/32	157,100
		Series - 2019 1A (Class A)
335,124	g	Domino’s Pizza Master Issuer LLC	4.474	10/25/45	354,156
		Series - 2015 1A (Class A2II)
242,500	g	Domino’s Pizza Master Issuer LLC	3.082	07/25/47	243,795
		Series - 2017 1A (Class A2II)
219,938	g	Domino’s Pizza Master Issuer LLC	4.116	07/25/48	230,952
		Series - 2018 1A (Class A2I)
93,961	g,i	Ellington Loan Acquisition Trust	1.248	05/25/37	93,848
		Series - 2007 2 (Class A2C)
128,723	g	HERO Funding Trust	3.190	09/20/48	132,591
		Series - 2017 3A (Class A1)
128,723	g	HERO Funding Trust	3.950	09/20/48	134,777
		Series - 2017 3A (Class A2)
113,904	g	Hertz Vehicle Financing II LP	3.290	02/25/24	114,028
		Series - 2018 1A (Class A)
57,071	g	Hertz Vehicle Financing II LP	3.420	05/25/25	57,249
		Series - 2019 2A (Class A)
256,996	g	Hilton Grand Vacations Trust	2.960	12/26/28	259,966
		Series - 2017 AA (Class B)
179,634	g	Hilton Grand Vacations Trust	2.340	07/25/33	185,973
		Series - 2019 AA (Class A)
8,297	i	Home Equity Asset Trust	1.648	06/25/33	8,348
		Series - 2003 1 (Class M1)
469,075	g	Horizon Aircraft Finance II Ltd	3.721	07/15/39	452,532
		Series - 2019 1 (Class A)
241,443	g	Horizon Aircraft Finance III Ltd	3.425	11/15/39	233,304
		Series - 2019 2 (Class A)
91,451	g,i	Invitation Homes Trust	1.153	07/17/37	91,451
		Series - 2018 SFR3 (Class A)

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE		VALUE

$ 77,121	g,i	Invitation Homes Trust	1.253%	01/17/38		$77,695
		Series - 2018 SFR4 (Class A)
100,000	g,i	Invitation Homes Trust	1.403	01/17/38		100,000
		Series - 2018 SFR4 (Class B)
100,000	g,i	Invitation Homes Trust	1.803	01/17/38		99,757
		Series - 2018 SFR4 (Class D)
73,976	i	JP Morgan Mortgage Acquisition Trust	0.468	03/25/37		72,954
		Series - 2007 CH3 (Class A1B)
106,053	i	JP Morgan Mortgage Acquisition Trust	0.308	06/25/37		104,020
		Series - 2007 CH5 (Class A1)
179,478	g	Laurel Road Prime Student Loan Trust	0.720	11/25/50		179,578
		Series - 2020 A (Class A1FX)
301,062	g	MVW Owner Trust	2.420	12/20/34		308,319
		Series - 2017 1A (Class A)
208,664	g	MVW Owner Trust	3.450	01/21/36		216,858
		Series - 2018 1A (Class A)
182,002	g	MVW Owner Trust	3.000	11/20/36		187,079
		Series - 2019 1A (Class B)
100,000	g	Navient Private Education Refi Loan Trust	1.310	N/A	‡	101,017
		Series - 2020 HA (Class A)
100,000	g	Navient Private Education Refi Loan Trust	2.780	N/A	‡	101,778
		Series - 2020 HA (Class B)
250,000	g	Navient Student Loan Trust	3.390	12/15/59		262,031
		Series - 2019 BA (Class A2A)
500,000	g,i	Octagon Investment Partners 46 Ltd	1.899	07/15/33		501,325
		Series - 2020 2A (Class A)
250,000	g	OneMain Financial Issuance Trust	3.840	05/14/32		263,669
		Series - 2020 1A (Class A)
150,000	g	OneMain Financial Issuance Trust	1.750	09/14/35		152,689
		Series - 2020 2A (Class A)
200,000	g	PFS Financing Corp	1.270	06/15/25		202,783
		Series - 2020 A (Class A)
125,000	g	PFS Financing Corp	1.000	10/15/25		125,896
		Series - 2020 E (Class A)
200,000	g	PFS Financing Corp	0.970	02/15/26		201,049
		Series - 2020 G (Class A)
100,000	g	Progress Residential Trust	2.937	10/17/36		103,478
		Series - 2019 SFR4 (Class B)
250,000		Santander Drive Auto Receivables Trust	1.480	01/15/27		252,433
		Series - 2020 4 (Class D)
125,000	g	ServiceMaster Funding LLC	2.841	10/30/51		127,294
		Series - 2020 1 (Class A2I)
247,500	g	SERVPRO Master Issuer LLC	3.882	10/25/49		263,771
		Series - 2019 1A (Class A2)
472,156	g	Settlement Fee Finance LLC	3.840	11/01/49		468,418
		Series - 2019 1A (Class A)
230,477	g	Sierra Timeshare Receivables Funding LLC	3.200	03/20/34		232,921
		Series - 2017 1A (Class B)
105,218	g	Sierra Timeshare Receivables Funding LLC	3.200	01/20/36		109,084
		Series - 2019 1A (Class A)
42,862	g	SoFi Professional Loan Program LLC	2.760	12/26/36		43,539
		Series - 2016 A (Class A2)
356,009	g	SoFi Professional Loan Program LLC	2.840	01/25/41		363,881
		Series - 2017 F (Class A2FX)
171,045	g	SoFi Professional Loan Program LLC	2.060	05/15/46		172,311
		Series - 2020 A (Class A1FX)
138,668	g	SolarCity LMC	4.020	07/20/44		141,147
		Series - 2014 2 (Class A)
381,792	g	Sonic Capital LLC	3.845	01/20/50		407,364
		Series - 2020 1A (Class A2I)
250,000	g	Stack Infrastructure Issuer LLC	1.893	08/25/45		252,638
		Series - 2020 1A (Class A2)
6,280	i	Structured Asset Investment Loan Trust	1.048	09/25/34		5,982
		Series - 2004 8 (Class M1)

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 15,226	i	Structured Asset Investment Loan Trust	1.148%	09/25/34	$15,130
		Series - 2004 8 (Class A9)
96,500	g	Taco Bell Funding LLC	4.970	05/25/46	104,075
		Series - 2016 1A (Class A23)
294,000	g	Taco Bell Funding LLC	4.318	11/25/48	298,201
		Series - 2018 1A (Class A2I)
272,407	g	TLF National Tax Lien Trust	3.840	12/15/29	274,549
		Series - 2017 1A (Class B)
98,468	g	Tricon American Homes Trust	2.716	09/17/34	99,719
		Series - 2017 SFR1 (Class A)
100,000	g	Tricon American Homes Trust	4.011	09/17/34	101,790
		Series - 2017 SFR1 (Class E)
99,174	g	Tricon American Homes Trust	2.928	01/17/36	102,239
		Series - 2017 SFR2 (Class A)
100,000	g	Tricon American Homes Trust	3.275	01/17/36	102,908
		Series - 2017 SFR2 (Class B)
243,692	g	Vine	2.790	11/15/50	234,224
		Series - 2020 1A (Class A)
44,445	g	VOLT LXXV LLC (Step Bond)	3.967	02/25/49	44,545
		Series - 2019 NPL2 (Class A1)
100,000	g	VOLT LXXXIV LLC (Step Bond)	3.967	12/27/49	99,982
		Series - 2019 NP10 (Class A1B)
485,000	g	Wendys Funding LLC	3.573	03/15/48	499,957
		Series - 2018 1A (Class A2I)
500,000	g	Wingstop Funding LLC	2.841	12/05/50	510,135
		Series - 2020 1A (Class A2)

		TOTAL ASSET BACKED			17,067,504

OTHER MORTGAGE BACKED - 8.4%
18,405	g,i	Agate Bay Mortgage Trust	3.500	11/25/44	18,714
		Series - 2014 3 (Class A13)
391,744	g,i	Agate Bay Mortgage Trust	3.500	09/25/45	397,745
		Series - 2015 6 (Class A9)
22,784	i	Alternative Loan Trust	0.898	06/25/34	23,061
		Series - 2004 8CB (Class M1)
200,000	g	BBCMS Trust	4.197	08/10/35	224,689
		Series - 2015 SRCH (Class A2)
400,000		Benchmark Mortgage Trust	4.267	03/15/52	471,948
		Series - 2019 B9 (Class AS)
250,000	g,i	CF Mortgage Trust	3.603	04/15/52	252,250
		Series - 2020 P1 (Class A2)
500,000		CFCRE Commercial Mortgage Trust	3.644	12/10/54	545,597
		Series - 2016 C7 (Class ASB)
20,994	i	CHL Mortgage Pass-Through Trust	2.806	02/20/35	21,126
		Series - 2004 HYB9 (Class 1A1)
250,000	g,i	Citigroup Commercial Mortgage Trust	3.518	05/10/35	259,615
		Series - 2013 375P (Class B)
745,447		COMM Mortgage Trust	2.853	10/15/45	767,244
		Series - 2012 CR4 (Class A3)
1,000,000	g,i	COMM Mortgage Trust	3.950	06/10/46	1,044,975
		Series - 2013 CR8 (Class B)
300,000	i	COMM Mortgage Trust	3.603	03/10/48	329,292
		Series - 2015 CR22 (Class AM)
200,000	g,i	COMM Mortgage Trust	4.106	03/10/48	193,179
		Series - 2015 CR22 (Class D)
250,000		COMM Mortgage Trust	3.801	05/10/48	275,211
		Series - 2015 CR23 (Class AM)
550,000	i	COMM Mortgage Trust	4.183	05/10/48	598,929
		Series - 2015 CR23 (Class B)
200,000	i	COMM Mortgage Trust	4.291	05/10/48	211,638
		Series - 2015 CR23 (Class C)
500,000		COMM Mortgage Trust	3.696	08/10/48	561,091
		Series - 2015 CR24 (Class A5)

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 250,000		COMM Mortgage Trust	3.984%	10/10/48	$276,410
		Series - 2015 CR27 (Class AM)
600,000	i	COMM Mortgage Trust	4.158	10/10/48	671,606
		Series - 2015 LC23 (Class AM)
134,911	i	Connecticut Avenue Securities	2.748	05/25/24	131,405
		Series - 2014 C02 (Class 1M2)
162,009	i	Connecticut Avenue Securities	3.148	07/25/24	157,236
		Series - 2014 C03 (Class 1M2)
7,432	i	Connecticut Avenue Securities	5.148	11/25/24	7,616
		Series - 2014 C04 (Class 2M2)
14,556	i	Connecticut Avenue Securities	5.698	04/25/28	15,312
		Series - 2015 C04 (Class 2M2)
23,084	i	Connecticut Avenue Securities	5.848	04/25/28	24,630
		Series - 2015 C04 (Class 1M2)
25,053	i	Connecticut Avenue Securities	6.898	08/25/28	26,860
		Series - 2016 C01 (Class 1M2)
20,987	i	Connecticut Avenue Securities	6.148	09/25/28	22,256
		Series - 2016 C02 (Class 1M2)
36,768	i	Connecticut Avenue Securities	6.048	10/25/28	38,639
		Series - 2016 C03 (Class 2M2)
49,381	i	Connecticut Avenue Securities	4.598	01/25/29	51,419
		Series - 2016 C05 (Class 2M2)
91,473	i	Connecticut Avenue Securities	0.998	09/25/29	89,295
		Series - 2017 C02 (Class 2ED4)
14,996	i	Connecticut Avenue Securities	2.348	01/25/30	15,053
		Series - 2017 C05 (Class 1M2A)
190,000	i	Connecticut Avenue Securities	0.598	07/25/30	185,273
		Series - 2018 C01 (Class 1EB1)
14,579	i	Connecticut Avenue Securities	2.398	07/25/30	14,506
		Series - 2018 C01 (Class 1M2)
35,016	i	Connecticut Avenue Securities	0.998	10/25/30	34,793
		Series - 2018 C03 (Class 1EA2)
9,340	g,i	Connecticut Avenue Securities	2.598	07/25/31	9,334
		Series - 2019 R01 (Class 2M2)
54,213	g,i	Connecticut Avenue Securities	2.248	09/25/39	54,113
		Series - 2019 R06 (Class 2M2)
34,563	g,i	Credit Suisse Commercial Mortgage Trust	0.798	05/25/36	34,578
		Series - 2006 CF2 (Class M3)
200,000		DBJPM Mortgage Trust	2.340	09/15/53	209,431
		Series - 2020 C9 (Class AM)
1,000,000	g,i	DBUBS Mortgage Trust	5.487	07/10/44	955,842
		Series - 2011 LC2A (Class D)
100,000	g,i	Ellington Financial Mortgage Trust	3.587	06/25/59	100,472
		Series - 2019 1 (Class M1)
55,040	i	Fieldstone Mortgage Investment Trust	0.883	12/25/35	54,779
		Series - 2005 2 (Class M2)
148,699	g,i	FirstKey Mortgage Trust	3.500	11/25/44	151,783
		Series - 2014 1 (Class A8)
24,817	g,i	Flagstar Mortgage Trust	3.500	03/25/47	24,900
		Series - 2017 1 (Class 1A5)
93,294	g,i	Flagstar Mortgage Trust	4.109	10/25/47	97,829
		Series - 2017 2 (Class B3)
24,806	g,i	Flagstar Mortgage Trust	4.000	09/25/48	25,131
		Series - 2018 5 (Class A11)
39,888	g,i	Freddie Mac Structured Agency Credit Risk Debt Notes	3.723	02/25/48	39,886
		Series - 2018 SPI1 (Class M2)
28,345	g,i	GS Mortgage-Backed Securities Corp Trust	4.000	11/25/49	28,632
		Series - 2019 PJ2 (Class A4)
46,236	i	HarborView Mortgage Loan Trust	0.772	08/19/45	45,343
		Series - 2005 11 (Class 2A1A)
400,000	g	Hudson Yards Mortgage Trust	2.835	08/10/38	434,807
		Series - 2016 10HY (Class A)

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000	g,i	JP Morgan Chase Commercial Mortgage Securities Corp	5.426%	07/15/46	$100,617
		Series - 2011 C4 (Class C)
300,000	g	JP Morgan Chase Commercial Mortgage Securities Trust Series - 2012 HSBC (Class C)	4.021	07/05/32	309,611
3,489	g,i	JP Morgan Mortgage Trust Series - 2016 1 (Class A5)	3.500	05/25/46	3,490
27,295	g,i	JP Morgan Mortgage Trust Series - 2016 1 (Class A13)	3.500	05/25/46	27,748
10,731	g,i	JP Morgan Mortgage Trust Series - 2017 1 (Class A3)	3.500	01/25/47	10,757
62,852	g,i	JP Morgan Mortgage Trust Series - 2017 2 (Class A13)	3.500	05/25/47	64,190
6,664	g,i	JP Morgan Mortgage Trust Series - 2017 3 (Class 1A5)	3.500	08/25/47	6,668
23,692	g,i	JP Morgan Mortgage Trust Series - 2018 3 (Class A13)	3.500	09/25/48	24,238
20,402	g,i	JP Morgan Mortgage Trust Series - 2018 4 (Class A5)	3.500	10/25/48	20,465
38,064	g,i	JP Morgan Mortgage Trust Series - 2018 5 (Class A13)	3.500	10/25/48	39,450
2,028	g,i	JP Morgan Mortgage Trust Series - 2018 8 (Class A5)	4.000	01/25/49	2,026
17,110	g,i	JP Morgan Mortgage Trust Series - 2018 8 (Class A13)	4.000	01/25/49	17,570
11,226	g,i	JP Morgan Mortgage Trust Series - 2018 9 (Class A13)	4.000	02/25/49	11,525
51,265	g,i	JP Morgan Mortgage Trust Series - 2019 1 (Class A15)	4.000	05/25/49	52,351
14,373	g,i	JP Morgan Mortgage Trust Series - 2019 1 (Class A3)	4.000	05/25/49	14,823
24,256	g,i	JP Morgan Mortgage Trust Series - 2019 3 (Class B1)	4.766	09/25/49	25,985
86,051	g,i	JP Morgan Mortgage Trust Series - 2019 INV1 (Class A11)	1.098	10/25/49	86,152
103,078	g,i	JP Morgan Mortgage Trust Series - 2020 1 (Class B2)	3.888	06/25/50	109,144
680,000		JPMBB Commercial Mortgage Securities Trust Series - 2014 C21 (Class A5)	3.775	08/15/47	746,081
500,000	i	JPMBB Commercial Mortgage Securities Trust Series - 2015 C29 (Class AS)	3.917	05/15/48	551,479
400,000	i	JPMBB Commercial Mortgage Securities Trust Series - 2015 C29 (Class B)	4.118	05/15/48	420,062
500,000		JPMBB Commercial Mortgage Securities Trust Series - 2015 C31 (Class AS)	4.106	08/15/48	558,874
450,000	i	JPMBB Commercial Mortgage Securities Trust Series - 2015 C31 (Class B)	4.619	08/15/48	496,265
500,000	g,i	Manhattan West Series - 2020 1MW (Class B)	2.335	09/10/39	521,980
81,277	i	Merrill Lynch Mortgage Investors Trust Series - 2006 WMC1 (Class A1B)	2.278	01/25/37	77,640
328,128	i	Morgan Stanley Bank of America Merrill Lynch Trust Series - 2014 C14 (Class AS)	4.384	02/15/47	357,377
34,907	i	Morgan Stanley Capital I Trust Series - 2004 HE6 (Class M1)	0.973	08/25/34	34,455
500,000	g,i	Natixis Commercial Mortgage Securities Trust Series - 2019 MILE (Class A)	1.659	07/15/36	498,144
51,518	g,i	New Residential Mortgage Loan Trust Series - 2015 1A (Class A3)	3.750	05/28/52	54,776
30,559	g,i	OBX Trust Series - 2018 1 (Class A2)	0.798	06/25/57	30,480
17,388	g,i	OBX Trust Series - 2018 EXP2 (Class 2A1A)	0.898	07/25/58	17,362
26,890	g,i	Sequoia Mortgage Trust Series - 2015 2 (Class A1)	3.500	05/25/45	27,522

TIAA-CREF LIFEFUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 90,185	g,i	Sequoia Mortgage Trust Series - 2016 3 (Class A10)	3.500%	11/25/46	$91,015
47,405	g,i	Sequoia Mortgage Trust Series - 2017 2 (Class A19)	3.500	02/25/47	48,318
45,319	g,i	Sequoia Mortgage Trust Series - 2018 2 (Class A1)	3.500	02/25/48	46,376
141,821	g,i	Sequoia Mortgage Trust Series - 2018 3 (Class A1)	3.500	03/25/48	145,127
18,473	g,i	Sequoia Mortgage Trust Series - 2018 3 (Class A4)	3.500	03/25/48	18,486
22,819	g,i	Sequoia Mortgage Trust Series - 2018 8 (Class A19)	4.000	11/25/48	23,145
32,826	g,i	Sequoia Mortgage Trust Series - 2019 2 (Class A19)	4.000	06/25/49	33,351
65,651	g,i	Sequoia Mortgage Trust Series - 2019 2 (Class A1)	4.000	06/25/49	67,081
595,534	g,i	Sequoia Mortgage Trust Series - 2019 4 (Class A1)	3.500	11/25/49	606,907
219,923	g,i	Sequoia Mortgage Trust Series - 2019 5 (Class A1)	3.500	12/25/49	224,150
123,707	g,i	Sequoia Mortgage Trust Series - 2019 5 (Class A19)	3.500	12/25/49	126,085
109,669	g,i	Sequoia Mortgage Trust Series - 2020 3 (Class A19)	3.000	04/25/50	111,835
41,734	g,i	Shellpoint Co-Originator Trust Series - 2017 1 (Class A19)	3.500	04/25/47	42,620
13,590	i	Structured Agency Credit Risk Debt Note (STACR) Series - 2015 DN1 (Class M3)	4.298	01/25/25	13,724
11,756	i	STACR Series - 2015 HQ1 (Class M3)	3.948	03/25/25	11,771
12,977	i	STACR Series - 2018 DNA1 (Class M2)	1.948	07/25/30	12,866
23,677	i	STACR Series - 2018 HQA1 (Class M2)	2.472	08/25/30	23,587
4,928	g,i	STACR Series - 2018 SPI4 (Class M2)	4.481	11/25/48	4,928
89,259	g,i	STACR Series - 2019 HQA4 (Class M2)	2.198	11/25/49	88,995
40,000	g,i	STACR Series - 2020 DNA2 (Class M2)	1.998	02/25/50	39,755
60,000	g,i	STACR Series - 2020 HQA2 (Class M2)	3.248	03/25/50	60,413
675,000	g,i	UBS-Barclays Commercial Mortgage Trust Series - 2013 C6 (Class B)	3.875	04/10/46	671,331
93,230	g	VERUS A3 (Step Bond) Series - 2020 5 (Class A3)	1.733	05/25/65	93,357
100,000	g,i	Verus Securitization Trust Series - 2019 2 (Class M1)	3.781	05/25/59	100,198
19,142	g,i	Wells Fargo Mortgage Backed Securities Trust Series - 2019 2 (Class A17)	4.000	04/25/49	19,436
61,923	g,i	Wells Fargo Mortgage Backed Securities Trust Series - 2019 4 (Class A1)	3.500	09/25/49	63,885
40,000		WFRBS Commercial Mortgage Trust Series - 2013 C13 (Class AS)	3.345	05/15/45	41,998

		TOTAL OTHER MORTGAGE BACKED			18,375,520

		TOTAL STRUCTURED ASSETS			35,443,024

		(Cost $34,620,351)
		TOTAL BONDS			205,244,770

		(Cost $192,907,183)

TIAA-CREF LIFEFUNDS - Core Bond Fund

SHARES		COMPANY			VALUE

COMMON STOCKS - 0.0%

MEDIA & ENTERTAINMENT - 0.0%
12,155	*	Cirque Du Soleil Holding USA Newco, Inc			$42,542

		TOTAL MEDIA & ENTERTAINMENT			42,542

		TOTAL COMMON STOCKS			42,542

		(Cost $63,509)
PREFERRED STOCKS - 0.1%

BANKS - 0.1%
3,600	*	Bank of America Corp			95,580
5,517	*	Federal Home Loan Mortgage Corp			48,329
17,265	*	Federal National Mortgage Association			148,134

		TOTAL BANKS			292,043

		TOTAL PREFERRED STOCKS			292,043

		(Cost $659,550)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 13.7%

GOVERNMENT AGENCY DEBT - 11.3%
$ 140,000		Federal Farm Credit Bank (FFCB)	0.070%	01/20/21	139,996
7,539,000		Federal Home Loan Bank (FHLB)	0.067 - 0.080	01/20/21	7,538,765
11,919,000		FHLB	0.080	01/27/21	11,918,467
5,000,000		FHLB	0.080	02/03/21	4,999,667

		TOTAL GOVERNMENT AGENCY DEBT			24,596,895

REPURCHASE AGREEMENT - 2.3%
4,985,000	r	Fixed Income Clearing Corp (FICC)	0.050	01/04/21	4,985,000

		TOTAL REPURCHASE AGREEMENT			4,985,000

TREASURY DEBT - 0.1%
EGP 3,275,000		Egypt Treasury Bill	0.000	05/25/21	198,522

		TOTAL TREASURY DEBT			198,522

		TOTAL SHORT-TERM INVESTMENTS			29,780,417

		(Cost $29,780,748)
		TOTAL INVESTMENTS - 109.5%			238,413,630
		(Cost $226,497,881)
		OTHER ASSETS & LIABILITIES, NET - (9.5)%			(20,590,393)

		NET ASSETS - 100.0%			$217,823,237

Abbreviation(s):

EGP	Egyptian Pound
EUR	Euro
LIBOR	London Interbank Offered Rate
M	Month
REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
‡	Perpetual security
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/20, the aggregate value of these securities is $49,868,695 or 22.9% of net assets.

h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
r	Agreement with Fixed Income Clearing Corp 0.050% dated 12/31/20 to be repurchased at $4,985,000 on 1/4/21, collateralized by U.S. Treasury Notes valued at $5,084,723.

TIAA-CREF LIFE FUNDS - Money Market Fund

TIAA-CREF LIFE FUNDS

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 104.5%

GOVERNMENT AGENCY DEBT - 25.0%
$1,500,000		Federal Home Loan Bank (FHLB)	0.010	01/04/21	$1,499,989
2,275,000		FHLB	0.010	01/13/21	2,274,921
500,000		FHLB	0.010	01/19/21	499,980
241,000		FHLB	0.010	01/20/21	240,984
495,000		FHLB	0.010	01/22/21	494,975
300,000		FHLB	0.010	01/26/21	299,979
3,200,000		FHLB	0.010	01/27/21	3,199,804
500,000		FHLB	0.100	01/28/21	499,999
850,000		FHLB	0.100	02/03/21	849,998
1,000,000		FHLB	0.010	02/03/21	999,931
2,000,000		FHLB	0.010	02/05/21	1,999,780
1,000,000		FHLB	0.010	02/08/21	999,921
600,000		FHLB	0.010	02/09/21	599,935
694,000		FHLB	0.010	02/10/21	693,918
1,000,000		FHLB	0.010	02/17/21	999,896
1,264,000		FHLB	0.010	02/19/21	1,263,845
2,723,000		FHLB	0.010	02/24/21	2,722,647
1,640,000		FHLB	0.010	03/09/21	1,639,698
100,000		FHLB	0.010	03/10/21	99,981
2,000,000		FHLB	0.010	03/17/21	1,999,629
3,433,000		FHLB	0.010	03/19/21	3,432,343
460,000		FHLB	0.010	04/07/21	459,877
500,000		FHLB	0.010	05/26/21	499,819
500,000		FHLB	0.010	05/28/21	499,816

		TOTAL GOVERNMENT AGENCY DEBT			28,771,665

REPURCHASE AGREEMENT - 1.7%
1,975,000	r	Fixed Income Clearing Corp (FICC)	0.050	01/04/21	1,975,000

		TOTAL REPURCHASE AGREEMENT			1,975,000

TREASURY DEBT - 56.2%
4,070,000		United States Cash Management Bill	0.010	01/05/21	4,069,958
1,452,000		United States Cash Management Bill	0.010	01/12/21	1,451,958
892,000		United States Cash Management Bill	0.010	01/26/21	891,937
2,666,000		United States Cash Management Bill	0.010	02/09/21	2,665,732
1,450,000		United States Cash Management Bill	0.010	02/16/21	1,449,862
1,452,000		United States Cash Management Bill	0.010	02/23/21	1,451,795
2,999,000		United States Cash Management Bill	0.010	03/02/21	2,998,587
1,000,000		United States Cash Management Bill	0.010	03/09/21	999,838
3,338,000		United States Cash Management Bill	0.010	03/16/21	3,337,383
5,271,000		United States Cash Management Bill	0.010	03/23/21	5,270,025
647,000		United States Cash Management Bill	0.010	03/30/21	646,870
1,911,000		United States Cash Management Bill	0.010	04/06/21	1,910,534
812,000		United States Cash Management Bill	0.010	04/13/21	811,814
4,332,000		United States Cash Management Bill	0.010	04/27/21	4,330,795
1,445,000		United States Treasury Bill	0.010	01/14/21	1,444,951
1,269,000		United States Treasury Bill	0.010	01/21/21	1,268,950
3,280,000		United States Treasury Bill	0.010	01/28/21	3,279,801
1,846,000		United States Treasury Bill	0.010	02/02/21	1,845,832
4,239,000		United States Treasury Bill	0.010	02/04/21	4,238,603
3,500,000		United States Treasury Bill	0.010	02/11/21	3,499,598
3,152,000		United States Treasury Bill	0.010	02/18/21	3,151,578
4,118,000		United States Treasury Bill	0.010	02/25/21	4,117,381
2,000,000		United States Treasury Bill	0.010	03/04/21	1,999,681

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$1,500,000		United States Treasury Bill		0.010%	03/11/21	$1,499,761
2,000,000		United States Treasury Bill		0.010	03/18/21	1,999,663
1,000,000		United States Treasury Bill		0.010	03/25/21	999,793
2,421,000		United States Treasury Bill		0.010	04/01/21	2,420,584
27,000		United States Treasury Bill		0.010	04/22/21	26,993
500,000		United States Treasury Bill		0.010	04/29/21	499,840

		TOTAL TREASURY DEBT				64,580,097

VARIABLE RATE SECURITIES - 21.6%
1,000,000	i	Federal Agricultural Mortgage Corp (FAMC)	SOFR + 0.070%	0.160	02/08/21	1,000,000
500,000	i	Federal Farm Credit Bank (FFCB)	US Treasury Bill 3 M + 0.160%	0.255	01/19/21	499,998
1,000,000	i	FFCB	SOFR + 0.040%	0.130	08/04/21	1,000,000
1,000,000	i	FFCB	SOFR + 0.055%	0.145	10/15/21	1,000,000
1,000,000	i	FFCB	SOFR + 0.070%	0.160	02/17/22	1,000,000
1,000,000	i	FFCB	SOFR + 0.040%	0.130	06/01/22	999,964
1,000,000	i	FFCB	SOFR + 0.190%	0.280	07/14/22	1,000,000
1,000,000	i	FFCB	SOFR + 0.045%	0.135	09/08/22	999,915
225,000	i	FFCB	SOFR + 0.060%	0.150	10/21/22	225,000
1,000,000	i	Federal Home Loan Bank (FHLB)	SOFR + 0.030%	0.120	01/11/21	1,000,000
1,000,000	i	FHLB	SOFR + 0.040%	0.130	02/26/21	1,000,000
2,500,000	i	FHLB	SOFR + 0.230%	0.320	04/13/21	2,500,000
1,000,000	i	FHLB	SOFR + 0.070%	0.160	04/21/21	1,000,000
500,000	i	FHLB	SOFR + 0.055%	0.145	05/14/21	500,000
2,000,000	i	FHLB	SOFR + 0.120%	0.210	10/13/21	2,000,000
1,000,000	i	FHLB	SOFR + 0.065%	0.155	12/21/21	1,000,000
1,000,000	i	FHLB	SOFR + 0.080%	0.170	02/22/22	1,000,000
1,000,000	i	FHLB	SOFR + 0.055%	0.145	05/13/22	1,000,000
500,000	i	FHLB	SOFR + 0.090%	0.180	05/26/22	500,000
1,000,000	i	FHLB	SOFR + 0.085%	0.175	10/05/22	1,000,000
650,000	i	FHLB	SOFR + 0.060%	0.150	12/08/22	650,000
1,000,000	i	Federal Home Loan Mortgage Corp (FHLMC)	SOFR + 0.030%	0.120	02/24/21	1,000,000
1,000,000	i	FHLMC	SOFR + 0.095%	0.185	08/19/22	1,000,000
2,000,000	i	Federal National Mortgage Association (FNMA)	SOFR + 0.050%	0.140	03/04/21	2,000,000

		TOTAL VARIABLE RATE SECURITIES				24,874,877

		TOTAL SHORT-TERM INVESTMENTS				120,201,639

		(Cost $120,201,639)
		TOTAL INVESTMENTS - 104.5%				120,201,639
		(Cost $120,201,639)
		OTHER ASSETS & LIABILITIES, NET - (4.5)%				(5,162,784)

		NET ASSETS - 100.0%				$115,038,855

Abbreviation(s):

M	Month
SOFR	Secure Overnight Financing Rate

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
r	Agreement with Fixed Income Clearing Corporation, 0.050% dated 12/31/20 to be repurchased at $1,975,000 on 1/4/21, collateralized by U.S. Treasury Notes valued at $2,014,538.

TIAA-CREF LIFE FUNDS - Balanced Fund

TIAA-CREF LIFE FUNDS

BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

SHARES	SECURITY	VALUE

TIAA-CREF LIFE FUNDS - 100.0%[a]

FIXED INCOME - 49.4%
3,298,273	TIAA-CREF Life Core Bond Fund	$36,610,836

	TOTAL FIXED INCOME	36,610,836

INTERNATIONAL EQUITY - 10.1%
815,108	TIAA-CREF Life International Equity Fund	7,515,292

	TOTAL INTERNATIONAL EQUITY	7,515,292

U.S. EQUITY - 40.5%
319,406	TIAA-CREF Life Growth Equity Fund	6,988,602
350,942	TIAA-CREF Life Growth & Income Fund	7,510,165
429,004	TIAA-CREF Life Large-Cap Value Fund	6,520,868
103,694	TIAA-CREF Life Real Estate Securities Fund	1,506,668
106,223	TIAA-CREF Life Small-Cap Equity Fund	1,498,807
180,929	TIAA-CREF Life Stock Index Fund	5,994,176

	TOTAL U.S. EQUITY	30,019,286

	TOTAL TIAA-CREF LIFE FUNDS	74,145,414

	(Cost $59,405,120)
	TOTAL INVESTMENTS - 100.0%	74,145,414
	(Cost $59,405,120)
	OTHER ASSETS & LIABILITIES, NET - 0.0%	12,052

	NET ASSETS - 100.0%	$74,157,466

a	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Life Funds and Shareholders of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Core Bond Fund (Formerly Bond Fund), Money Market Fund and Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Core Bond Fund (Formerly Bond Fund) and Money Market Fund, and portfolio of investments, of Balanced Fund, (constituting TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2021

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

13(a)(1) Copy of current SOX code of conduct for Senior Financial Officers

13(a)(2)(i) Section 302 certification of the principal executive officer

13(a)(2)(ii) Section 302 certification of the principal financial officer

13(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF LIFE FUNDS

Dated: February 19, 2021	By:	/s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: February 19, 2021	By:	/s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President (principal executive officer)

Dated: February 19, 2021	By:	/s/ E. Scott Wickerham
E. Scott Wickerham
Principal Financial Officer, Principal Accounting Officer and Treasurer
(principal financial officer)